                                                                   Exhibit 10.17

                               STATE OF ILLINOIS
                       OFFICE OF THE SECRETARY OF STATE
                         BUDGET AND FISCAL MANAGEMENT
                             PURCHASING DIVISION
                             124 HOWLETT BUILDING
                          SPRINGFIELD, ILLINOIS 62756


            PROPOSAL NO. DS 01 98R, DIGITAL DRIVERS LICENSING SYSTEM



                               PROPOSAL AMENDMENT
                               ------------------

THIS PROPOSAL AMENDMENT is a rider to and forms a part of Proposal No. DS 01 98R, which opened at 2:00 PM, April 9, 1997 between Viisage Technology. Inc. of
                                                    ---------------------------
30 Porter Road, Littleton, MA 01460 and the Office of the Secretary of State,
-----------------------------------
Driver Services Department, 2701 So. Dirksen Parkway, Springfield, Illinois
62723.

The Contractor and the Office of the Secretary of State (ISOS) hereby agree to amend the Proposal to add exclusive rights within State Government for the use of Facial recognition/comparison software in conjunction with the ISOS database as follows:

                           COST OF PROPOSAL AMENDMENT

The Office of the Secretary of State agrees to pay an additional $0.08 cents per card issued for the period from inception of card production to June 30, 1999 and an additional $0.25 cents per card issued for the period from July 1, 1999 to the end of the contract pursuant to the terms, conditions and specifications contained in this Amendment and the Notice of Award dated June 2, 1997.

                                  CONTINGENCIES

This Proposal Amendment is contingent upon final approval and execution of an agreement between the Office of the Secretary of State and the Illinois State Police for their participation in this contract in the amount of $0.08 cents per card issued per the terms, conditions and specifications contained in the Notice of Award dated June 2, 1997,. beginning on the implementation date for the term of the Contract. The Office of the Secretary of State reserves the right to cancel this amendment if this contingency is not met.

                  FACIAL RECOGNITION OPERATIONAL REQUIREMENTS

CAPTURE/SEARCH PROCESS

I.  Facility-Based Utilization

Images will be assessed by Quality Advisor upon image capture in the facilities.

If the operator receives the message that the image as captured is not of suitable quality, we wish to have the capability in the facility and centrally at Workstations to manually find the eye location and extract the eigenfaces, using a click of the mouse on the eyes.

All new images taken in facilities will be searched against the existing image bank using the one to many search function. Searches will be done behind the scenes, and not impede further facility processing. The results of the one to many search will not be returned to the facility operator.

If a match occurs, the report of those potential matches will go to the central Fraud Unit. The threshold for matches will be set very high. We are looking to perhaps only get 2 or 3 to 6 potential matches, for whom it is extremely likely that it is the same person.

Persons who are identified as appropriately having both DLs and IDs will be flagged and transmitted to Viisage. In batch mode, these images will be linked on the CIS. Thus, any future pulling of one image record would include a pointer to the other record.

II. Centrally-Based Utilization

A further use will be the importing of images at Fraud or SOS Police, for one to one and/or one to many searches. These will be fewer in number and be part of investigations.

For these searches, the operator needs to have the ability to modify the threshold for matches. Thus, if they wish to look for several potential matches, they may. Again, they also need the capability to manually locate the eyes so the system can extract the eigenfaces.

CENTRAL IMAGE BIOMETRIC SYSTEM

Viisage will provide a separate central system, and mirror all images on a separate server for searches to be performed there. Response time must be immediate and cause no degradation to the DDLS Central Image System's performance or response times for facility or other operations.

HARDWARE AND SOFTWARE

The hardware and software and peripherals referred to below, with all necessary licenses, will be included to perform these functions, which include the ability to retrieve stored images, print them on a 300 dpi laser printer in color or black and white, receive search results, and initiate and complete searches using stored images or importing images manually or electronically.

The system will reside on three Retrieval/Investigative Workstations: one in DSD Administration, one in Fraud and one in SOS Police. Two retrieval workstations with retrieval software have already been included in the initial contract deliverables. Hardware and software for one additional retrieval workstation will be needed as a result of the addition of facial recognition software, to be provided at no additional cost over and above the agreed upon cost per card.

All three Retrieval/Investigative Workstations must at a minimum meet the specifications in the contract, must include a bar code reader and port and required software, and must have the capacity to house and folly operate both retrieval and facial recognition search functions, including the capacity to retrieve images, perform searches, and print results. Hardware for the three Retrieval/Investigative Workstations will each include a scanner and other equipment needed for importing of photos or composites for performing searches. Software on each Workstation will include retrieval and facial recognition software.

All required licenses shall be included, including a total often concurrent licenses for the sharing of images from the Central Image System (with the Illinois State Police and possibly AAMVA in the future) via LEADS, at no additional cost beyond the agreed upon card cost.

The Image Workstations in facilities will need to use Quality Advisor and indicate to the CIS that it is a new image that needs to be searched against the current image bank. If applicable, it must have the capability to flag images that were not accepted by Quality Advisor, for manual handling either at the facility or by one of the three central Retrieval/Investigative Workstations.

OTHER USERS/SPECIAL CONSIDERATIONS

The system must be designed to provide very strong protections for undercover officers on the image database. A search cannot identify those matches, but must include all their images available for retrieval.

Only searches required to complete Agency-specific operational and investigative functions of ISOS and ISP shall be performed.

BOARD OF ETHICS: The Contractor shall notify the Secretary of State's Board of Ethics if the Contractor solicits or intends to solicit for employment any of the Secretary of State's employees during any part of the procurement process or during the term of the contract.


All other proposal, terms, conditions, specifications and prices shall remain unchanged.

Viisage Technology, Inc.                   Office of the Secretary of State


/s/ Yona Wieder                            [SIGNATURE APPEARS HERE]
------------------------------------       ------------------------------------
Signature                                  Director, Driver Services Department


Yona Wieder                                [SIGNATURE APPEARS HERE]
------------------------------------       ------------------------------------
Signed by (print or type)                  Purchasing Agent


VP Marketing       1/24/98                 Approved by
------------------------------------
Title        Date
                                           /s/ George H. Ryan
                                           ------------------------
                                           George H. Ryan, Secretary of State
                                           Acting in his capacity as Secretary
                                           of State and not individually.


                                           --------------------
                                           Date

                                     [LOGO OF VIISAGE TECHNOLOGY APPEARS HERE]

                                              ORIGINAL CONTRACT COPY

July 7, 1997

Mr. Jack L. Gooding, Purchasing Agent
Secretary of State Purchasing Division
Room 124 Howlett Building
Springfield, Illinois 62756

Re: Project DS 01 98 Digital Driver Licensing System
    Letter II ILLOO6 - Software Licensing Agreement

Dear Jack:

Please find attached a signed, executed copy of the Software Licensing Agreement. We are retaining one copy for our records. Communication regarding the Escrow Agreement will follow as a separate issue.

Sincerely,

/s/Walter Krepcio

Walter Krepcio
Program Manager

Cc: Beth Langen

                          SOFTWARE LICENSING AGREEMENT

This is an Agreement made and entered into effective as of this 30 day of June, 1997, by and between Viisage Technology, Inc., having its principal place of business at 30 Porter Road, Littleton, Massachusetts 01460 ("licensor), and the Office of the Secretary of State of Illinois, with its principal location at Purchasing Division 124 Howlett Building, Springfield, Illinois 62756 ("Licensee").


1.   GRANT OF LICENSE

Licensor hereby grants to Licensee, and Licensee hereby accepts, subject to the Licensor's Standard Terms and Conditions attached hereto and incorporated herein by reference, a perpetual, non-exclusive license to use the Program or Programs set forth in SCHEDULE A hereto and any successive SCHEDULES executed thereafter which are also incorporated herein by reference, for the term of the Principal Agreement.

The license granted by the Agreement authorizes operation of the Program only by users who are employees. or independent contractors of the Licensee ("Authorized Users"), only on the designated computer hardware on which it was installed by Licensor ("Authorized Hardware"), and only at the Licensee's locations ("Authorized Location") specified on SCHEDULE A. If the Program is installed on a network, access is restricted to Authorized Users at Authorized Locations on Authorized Hardware. Licensee will ensure that Authorized Users abide by the Standard Terms and Conditions, and confidentiality provisions of the Principal Agreement.


2.   LICENSE FEE

Included in Digital Image Capture Workstation price.

                    AGREED as of the date set forth above:

For Licensor:                         For Licensee:
VIISAGE TECHNOLOGY, Inc.              Office of the Secretary
                                      of State of Illinois

  BY: /s/ Yona Wieder                 BY: /s/ Jack  Gooding

  NAME:   Yona Wieder                 NAME:   Jack  Gooding
          -----------                         -------------
  TITLE:  Vice President,             TITLE: Purchasing Agent
          --------------                     ----------------
          Marketing
          ---------

                          Standard Terms and Conditions
                          -----------------------------


1.  DEFINITIONS

    AS used in this document, the following definitions shall apply:

1.1 "Agreement" shall mean the Software Licensing Agreement between Licensor and Licensee including these terms and conditions and all schedules thereto.

1.2 "Confidential Information" shall mean any information disclosed by Licensor in connection with the Agreement, which is identified as such by Licensor or should be reasonably understood to be confidential or proprietary. "Confidential Information" shall not include information (a) already independently developed by the receiving party, (b) generally known to the public through no wrongful act of the recipient or (c) lawfully obtained from any third party. 1.3 "Commercial Software" shall mean operating system, network, utility, and other software packages generally available on the commercial market at published prices.

1.4 "Delivery Date" shall mean the date that Licensor delivers the Program to Licensee or designated agent of Licensee.

1.5 "Documentation" shall mean the user training manual(s) and any other materials supplied by Licensor for use with the Program or with any Release.

1.6 "Principal Agreement" shall mean the principal agreement between Licensor and Licensee providing for the sale and/or license by Licensor of its digital imaging system, together with related products and services, to Licensee.

1.7 "Program" or "Programs" shall mean the machine-readable object code of any of Licensor's proprietary software products which Licensee licenses now or in the future from Licensor and such additional Releases of such programs as shall be supplied by Licensor to Licensee from time to time together with its Documentation.

1.8 The term "Release" shall mean any version of a Program or any materials which are supplied on, or at Licensor's discretion after, initial delivery, including any software provided for the purpose of improving the functions or performance of the Program, changing the intellectual property contained in the Program, enhancing the capability or ease of operation of the Program, or for the purpose of fixing errors in program logic, together with Documentation.

1.9 The term "Software Support" shall mean optional support and maintenance services for Programs available as provided for in the related contract identified in SCHEDULE A of this agreement.

2.   SCOPE OF THE AGREEMENT

The terms and conditions of the Agreement shall apply to each Program or Release of a Program that Licensee is herewith licensing from Licensor or shall license in the future.

3.   ACKNOWLEDGMENT OF LICENSOR'S OWNERSHIP RIGHTS

Licensee acknowledges that it obtains no ownership rights in the Program under the terms of the Agreement, nor shall Licensee have any right to sublicense the Program. All rights in the Program including but not limited to Confidential Information, trade secrets, trademarks, service marks, patents, and copyrights are, shall be and will remain the property. of Licensor or any third party from whom Licensor has licensed software or technology embedded in the Program. All copies of the Program resident on the Authorized Hardware delivered to Licensee remain the property of Licensor. All end user licenses for Commercial Software acquired by Licensor on behalf of Licensee and installed together with the Program on the Authorized Hardware shall be passed through to Licensee, subject to the terms and conditions of the end user license.

4.   COPIES OF THE PROGRAM

4.1  Licensee shall have no rights to make any copies of the Program.

4.2 Licensor shall furnish to Licensee one set of magnetic media containing the Program for archival and back-up purposes.

4.3 Licensor shall furnish to Licensee a minimum of three sets of current documentation on the complete operation of the Central Image System and a minimum of one Operator's manual for each Workstation provided. Upon request, at Licensor's option, additional copies of the Documentation may be supplied to Licensee for an additional charge at Licensor' 5 discretion. Licensee may not, without the prior written consent of Licensor, copy or otherwise reproduce any Documentation.

5.   CONFIDENTIAL INFORMATION

5.1 Licensee acknowledges that the Program and the Documentation contain proprietary and Confidential Information of Licensor. Licensee agrees to keep the Program and Documentation in confidence and to take the same precautions it takes in protecting its own confidential information to ensure that no unauthorized persons have access to the Program and Documentation and that no unauthorized copies are made.

5.2 Licensee may not modify or decompile, disassemble or reverse engineer the Program.

5.3 Licensee may not alter any proprietary markings on the packaging of the magnetic media containing the Program or on the Documentation, including copyright, trademark, trade secret, and patent legends.

5.4 If it should become apparent that any of the provisions in the preceding three paragraphs have been breached, and if such breach has not been cured by Licensee within 15 days of having been given notice thereof, Licensor reserves the right to revoke this right-to-use license and to seek any and all available remedies at law or in equity.

6.   WARRANTY

6.1 Licensor warrants that the Program will perform substantially in accordance with accompanying Documentation. Warranty begins on the date set forth in the Principal Agreement identified in SCHEDULE A of this Agreement, and continues for the term of the Principal Agreement.

6.2 LICENSOR AND ANY THIRD PARTY FROM WHOM LICENSOR HAS LICENSED. SOFTWARE DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, WITH RESPECT TO THE PROGRAM AND THE DOCUMENTATION.

6.3. LICENSOR AND ANY THIRD PARTY FROM WHOM LICENSOR HAS LICENSED SOFTWARE WILL NOT BE LIABLE FOR LOST PROFITS, LOST OPPORTUNITIES, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR TORT DAMAGES UNDER ANY CIRCUMSTANCES, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.4 EXCLUSIVE REMEDY: LICENSEE'S EXCLUSIVE REMEDY AGAINST ANY PARTY FOR NONPERFORMANCE OF THE WARRANTY SHALL BE LICENSOR'S CORRECTION OF ANY ERROR OR DEFECT IN THE PROGRAM OF WHICH LICENSEE HAS GIVEN NOTICE TO LICENSOR.

6.5 If any problem, operational failure or error of the Program has resulted from any willful or accidental alteration of the Program, abuse, or misapplication, then this warranty shall, at Licensor's option, be null and void.

7.   OVERALL LIMITATIONS OF DAMAGES

IN NO CASE SHALL THE AGGREGATE AMOUNT OF DAMAGES PAYABLE TO LICENSEE FROM ANY AND ALL PARTIES FOR ANY CLAIM ARISING FROM THE PROGRAM OR THE AGREEMENT (INCLUDING, WITHOUT LIMITATION, ITS WARRANTY AND INDEMNIFICATION PROVISIONS) EXCEED THE AMOUNTS PAID BY LICENSEE TO LICENSOR UNDER THE AGREEMENT.

8.   INDEMNIFICATION

8.1 Licensor agrees to indemnify and hold Licensee harmless against any loss, damage, expense, or cost, including reasonable attorneys' fees, arising out of any claim, demand, or suit asserting that the Program infringes or violates any copyright, patent, trade secret, trademark, or proprietary right existing under the laws of the Untied States or any state or territory thereof ("Claim"), subject to the overall limitation of damages hereunder.

8.2  The indemnification obligation in this section shall be effective only if
(1) Licensee gave prompt notice of the Claim and permitted Licensor to defend, and (2.) Licensee has reasonably cooperated in the defense of the claim. Licensor shall have no obligation to Licensee to defend or satisfy any Claim made against Licensee that arises from any use, sale, licensing or other disposition of the Program by Licensee other than as permitted by the Agreement. In no event shall Licensor have any liability arising from any modification(s) made to the Program by Licensee.

8.3 To reduce or mitigate damages, Licensor may at its own expense procure the right for Licensee to continue licensing and distributing the Program or replace it with a non-infringing product. If Licensor supplies a non-infringing Release of the Program or a non-infringing replacement product, Licensee shall promptly permit installation of such non-infringing Release or product on its computer system, and terminate use of prior Release(s) of the Program. Unless Licensee is entitled to the latest Release of the Program under the Principal Agreement with Licensor, Licensee shall, at the discretion of Licensor, pay any applicable fee for upgrading from an unsupported Release to the non-infringing Release within thirty (30) days of delivery of such noninfringing Release.

9.   TERM AND TERMINATION

9.1 The term of the Agreement shall commence upon the Effective Date and shall continue in effect until terminated

                                                                       DS 01 98R

as provided for herein.

9.2 It is agreed that either party may terminate the Agreement immediately upon written notice to the other party in the event that such other party (a) becomes insolvent or makes an assignment for the benefit of creditors, (b) files or has filed against it any petition under any Title of the United States Code or under any applicable bankruptcy, insolvency, reorganization or similar debtor relief law which is not discharged within thirty (30) days of said filing, or (a) requests or suffers the appointment of a trustee or receiver, or the entry of an attachment or execution as to a substantial part of its business or assets. In the event that Licensee, or any third party with respect to Licensee, takes any such actions, the rights granted to Licensee in the Agreement shall terminate.

9.3 Licensor may terminate the Agreement in the event Licensee (a) commits a material breach of any of its obligations concerning the scope of use or the protection of the Program, Documentation, intellectual property of Licensor, and Confidential Information, or (b) materially breaches any of its other obligations under any provision of this Agreement or the Principal Agreement, if any such breach is not remedied within thirty (30) days after notice thereof. by Licensor to Licensee. In its discretion, upon the occurrence of any of the foregoing conditions, Licensor may terminate the Agreement as to any or all Programs covered by the Agreement. Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate upon the termination, for whatever reason, of the Principal Agreement.

10.  RIGHTS AND OBLIGATIONS UPON TERMINATION

10.1 Upon termination of the Agreement, Licensee's license to use the Program shall terminate, and Licensee shall immediately turn over to Licensor all copies of the Documentation and any other Confidential Information relating to the Program and Documentation, and licensee shall provide evidence to Licensor of having removed and erased completely any copies of the Program installed or recorded on any hard disk or other storage medium at Authorized Location or Permitted New Location, as well as any other locations(s) where it my be found. Additionally, Licensee is to return the original magnetic media and Documentation provided by Licensor for the Program and any and all subsequent Releases that have been made available to Licensee.

10.2 Upon termination of the Agreement, Licensee shall pay to Licensor any fees that may be due through the effective date of such termination. Unless otherwise specified herein or otherwise agreed in writing, all fees rightfully collected or

                                                                       DS 01 98R

accrued prior to the date of termination shall be retained by Licensor without any pro rata refund to Licensee.

10.3 The termination of the Agreement shall not extinguish any rights or obligations of the parties relating to the protection of Confidential Information or under the provisions relating to the disclaimer of warranties and the limitations of damages.

11.  GENERAL PROVISIONS

11.1 Audit. During the term of the Agreement and for a period of one year after termination, upon reasonable notice, Licensor may perform reasonable audit and inspection procedures to confirm that Licensee is in compliance with the terms and conditions of the Agreement, including, but not limited to, provisions relating to scope of use of the Program, protection of Confidential information, and termination procedures. Licensee shall cooperate in any such inquiry.

11.2 Assignment. The license granted under the Agreement is not assignable except as provided for in the contract identified in SCHEDULE A.

11.3 Public Reference. Licensee consents to the public use of its name as a Licensee of Licensor.

11.4 Modification. The Agreement may not be modified or amended except by a writing which is signed by authorized representatives of each of the parties. Further, no purported modification or amendment shall be binding until approved in writing. by an authorized representative of Licensor at Licensor's headquarters office.

11.5 No Waiver. The failure of either party to exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same of any other term of the Agreement.

11.6 Notice. Any notice required or permitted to be sent hereunder shall be in writing and shall be sent in manner requiring a signed receipt, such as Federal Express, courier delivery, or if mailed, registered or certified mail, return receipt requested. Notice is effective upon receipt.

11.7 Force Majeure. Except for payment of fees as provided, neither party shall be deemed in default of the Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of

                                                                       DS 01 98R

government (other than the state of Illinois government), shortages of materials or supplies or any other cause beyond the control of such party ("Force Majeure(TM)) provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay. In the event of such Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of three (3) months. The Force Majeure Article in the related contract identified in SCHEDULE A of this Agreement is incorporated herein by reference -

11.8 Entire Agreement. This Agreement (including the schedules hereto), the Principal Agreement and, if applicable, the Software Support Agreement constitute the sole and entire agreement of the parties with respect to the subject matters hereof and thereof and supersede any prior oral or written promises or agreements. There are no promises covenants or undertakings other than those expressly set forth in this Agreement, the Principal Agreement and, if applicable, the Software Support Agreement.

11.9 Equitable Remedies. The parties recognize that money damages may not be an adequate remedy for a breach or threatened breach of any obligation hereunder by Licensee involving intellectual property, Confidential Information or use of the Program beyond the scope of the license granted by the Agreement. The parties therefore agree that in addition to any other remedies available hereunder, by law or otherwise, Licensor and any third party from whom Licensor has licensed software or technology shall be entitled to an injunction against any such continued breach by Licensee of such obligations.

11.10 Applicable Law. The Agreement shall be construed pursuant to and in accordance with the laws of the State of Illinois.

11.12 Exclusive Jurisdiction and Venue. Any cause or action arising out of or related to the Agreement, including an action to confirm or challenge an arbitration award, may only be brought in the courts of applicable jurisdiction in the Springfield, Illinois, and the parties hereby submit to the jurisdiction and venue of such courts.

11.13 Transfer. The License granted under this Software Licensing Agreement is not transferable except as provided in Schedule A.

                                                                       DS 01 98R

                             VIISAGE TECHNOLOGY, Inc.
                                Software License


                                   SCHEDULE A


1.       Program/Product being licensed:

         * Image Capture Workstation Software provided under the Principal Agreement

         *    Central Image System Software provided under the Principal
              Agreement

         *    Retrieval  Software  provided  under  the  Principal Agreement

         *    Commercial  Software provided under  the Principal Agreement


2.       Authorized Locations:

         * As defined in the Principal Agreement between the Office of the Secretary of State of Illinois and Viisage Technology, Inc.


3. Contract between: the Office of the Secretary of State of Illinois and Viisage Technology, Inc. for the provision of a DDLS system, referred to also as the Principal Agreement.


                   Remainder of Page Left Intentionally Blank

[SEAL APPEARS HERE]                               Budget and Fiscal Management
OFFICE OF THE SECRETARY OF STATE                  Purchasing Division
                                                  124 Howlett Building
                                                  SPRINGFIELD, ILLINOIS 62756

GEORGE H. RYAN                  June 2 1997
Secretary of State


Mr. Yona Wieder, Vice President
Viisage Technology, Inc.
30 Porter Road
Littleton, MA 01460

SUBJECT: PROJECT NO. DS 01 98R, Digital  Driver System

Dear Mr. Wieder:

              Enclosed are the Notice of Award and Notice to Proceed for the subject project. Details on the Software Escrow and Licensing Agreements are still being reviewed and will be processed as soon as possible. I will be forwarding to you the agreement submitted, for approval and signature, from the financial institution located in, Springfield, Illinois selected by the Office of the Secretary of State to handle the Escrow Account.

              In response to the letter from Walter Krepcio, dated May 29, 1997 we offer the following:

                        Acquisition of the Central System
                        ---------------------------------

              The Office of the Secretary of State agrees to delete the require-ment "100 transactions per second with 56 KB lines".

                          Role of the Facility Server
                          ---------------------------

              The Office of the Secretary of State understands that by. selecting the integrated Sensormast the present configuration can only accommodate (1) hard drive. We accept the separate mirrored composite image file directory will be kept and stored, on the Facility Server. We understand that part of the main application will kept on the Facility Server and will be downloaded each morning to the integrated Sensormast. At the conclusion of the business day, this part of the application will be deleted from the integrated Sensormast. Viisage assumes that cards cannot be made without this part of the application.

                               Retrieval Software
                               ------------------

              The Office of the Secretary of State understands and expects to pay for retrieval software packages required by law enforcement agencies as priced in the Proposal at $1,200.00 per copy.

              The Office of the Secretary of State has received and accepted the required $1,000,000.00 performance bond and approves the bond rating of A.


              Yona, I want to personally extend my appreciation to you and your staff for the professional manner in which you conducted this important and complicated procedure. I look forward to the implementation of a state of the art Digital Drivers Licensing System for the State of Illinois, one we will be proud of. Thanks again.

                                   Sincerely,

                                   /s/ Jack L. Gooding

                                   Jack L. Gooding, CPPO
                                   Purchasing Agent

[SEAL APPEARS HERE]
OFFICE OF THE SECRETARY OF STATE                    SPRINGFIELD, ILLINOIS 62756
-------------------------------------------------------------------------------

GEORGE H. RYAN
Secretary of State

                                 NOTICE OF AWARD

                                  June 2, 1997


Mr. Yona Wieder, Vice President
Viisage Technology, Inc
30 Porter Road
Littleton, MA 01460

SUBJECT: PROJECT NO. DS 01 98R, Digital Driver Licensing System
     Contract Term: June 2, 1997 though June 20, 2004

Dear Mr. Wieder:

          This letter is your official notification that Viisage Technology, Inc. is hereby awarded the contract to provide the Digital Drivers Licensing System for the Office of the Secretary of State, State of Illinois. The Contract price for cost per installation of each Digital Drivers License/identification Card shall be $1,113 in section 14.00 with the Central Image System.

          By reference thereto the terms, conditions and specification contained in the Request for Proposal which opened at 2:00 pm on April 9, 1997, and Proposal Amendment Dated June 2, 1997, become a part of this NOTICE OF AWARD as though written herein in full. During the period of the contract, you shall render service accordingly.

          This NOTICE OF AWARD along with the proposal as amended in its entirety signed and submitted by your company will serve as the official contract for tile term of the above mentioned project.

          If you have any questions concerning this letter, please contact this office.


                                   Sincerely,

                                   /s/ George H. Ryan

                                   George H. Ryan
                                   Secretary of State


cc: Scott Fawell
    Kevin Wright
    Mike Chamness
    Frank Cavallaro
    Tom Herndon

[SEAL APPEARS HERE]
OFFICE OF THE SECRETARY OF STATE                    SPRINGFIELD, ILLINOIS 62756
-------------------------------------------------------------------------------

GEORGE H. RYAN
Secretary of State

                                NOTICE TO PROCEED


                                 June 2, 1997

Mr. Yona Wieder, Vice President
Viisage Technology, Inc.
30 Porter Road
Littleton, MA 01460

SUBJECT:  PROJECT NO. DS 01 98R, Digital Driver Licensing System

Dear Mr. Wieder:

          Approved insured bond certificates are now on file with this office in accordance with the specification requirements.

          Beth Langen of the Driver Services Department will be the project coordinator. Please contact Ms. Langen concerning all aspects of the project, prior to proceeding with the work authorized. Her phone number is 217/524-6561.

          This letter is your authority to proceed in accordance with the contract specifications.


                                   Sincerely,

                                   /s/ George H. Ryan

                                   George H. Ryan
                                   Secretary of State


cc: Scott Fawell
    Kevin Wright
    Mike Chamness
    Frank Cavallaro
    Tom Herndon

                                STATE OF ILLINOIS
                       OFFICE OF THE SECRETARY OF STATE
                         BUDGET AND FISCAL MANAGEMENT
                               PURCHASING DIVISION
                              124 HOWLETT BUILDING
                           SPRINGFIELD, ILLINOIS 62756

             PROPOSAL NO. DS 01 98R, DIGITAL DRIVERS LICENSING SYSTEM

                               PROPOSAL AMENDMENT
                               ------------------

             This PROPOSAL AMENDMENT is a rider to and forms a part of Proposal No. DS 01 98R, which opened at 2:00 pm, April 9, 1997 between Viisage
                                                               -------
Technology.  Inc. of 30 Porter Road.  Littleton MA 01460 and the Office of
--------------------------------------------------------
the Secretary of State, Driver Services Department, 2701 So. Dirksen Parkway, Springfield, Illinois 62723.

             The Contractor and the Office of the Secretary of State (ISOS) hereby agree to amend the Proposal as follows:

Proposal now reads:

1.17         INVOICING: The State will submit a monthly report to the Contractor
             ---------
             stating the number of digital DL/ID cards actually issued. The Contractor will then submit a monthly invoice to the Office of the Secretary of State, Department of Driver Services, Fiscal Office, 2701 South Dirksen Parkway, Springfield, Illinois 62723. Payment is to be made monthly in arrears upon receipt of invoice from the Contractor.

Change to read:

1.17         INVOICING:  1505  will  submit  twice  monthly, (using  days  1-15
             ---------
             and 16-31 per month), reports of actual card production generated by the central image server. The Contractor will pay for the first 18,000 test cards starting on the first day of license production for the first site, which will become the anniversary date. All test cards over 18,000 shall be billed at the contractual rate. The test card counter will be reset to zero on each anniversary date. The Contractor then submit a twice-monthly invoice, including test card production, Secretary of State, Department of Driver
             Services, Fiscal Office, 2701 South Dirksen Parkway, Springfield, Illinois 62723. Payment is to be made monthly in arrears upon receipt of invoice from the Contractor.

In addition to the above, change the word monthly to twice-monthly and monthly in the following sections:

5.05          INTERACTION  WITH  FACILITY SERVER  AM)  ISOS  HOST
              ---------------------------------------------------
              COMPUTER: PAGE 26, PARAGRAPH 1.
              --------

6.01          GENERAL CONSIDERATIONS: PAGE 29, PARAGRAPH 7.
              ----------------------

7.03          ADDITIONAL SYSTEM REQUIREMENTS: PAGE 34, PARAGRAPH 1.
              ------------------------------

Delete the last sentence of the following:

5.02         IMAGE WORKSTATION COMPONENTS: PAGE 21, SECOND DOT POINT.
             ----------------------------

             . A minimum SVGA, .28 Dot Pitch, 17 inch color Energy Saver Monitor capable of displaying 1024 X 768 pixels with 256 colors at a minimum 75Hz refresh rate. For the mobile units a smaller 14 inch
                                          --------------------------------------
               SVGA. .28 dot pitch monitor is required:
               ----------------------------------------

Delete the following paragraph:

11.02        RESPONSE TIMES: PAGE 45 LAST PARAGRAPH WHICH READS:
             ---------------

             The term "force majeure" as used herein shall mean without limitation: acts of God, strikes, or lockout; acts of public enemies; insurrection; riots; epidemics; lightning; earthquakes; fire; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; and explosions.

Change the following:

14.00        BID PRICE: PAGE 49, YFEM C.
             ----------

Now reads:

C. Reduction in cost per issuance for Image Workstations eliminated due to a change in the number of facilities at time of implementation:
      $0.001 per 1 workstation.

Change to read:

C. Reduction in cost per issuance for Image Workstations eliminated due to a change in the number of facilities at time of implementation:
      $0.0024 per 1 workstation.

Add item F. to 14.00 BID PRICE:

F. Quarterly Pricing of Additional Components: These prices are increments to
   -------------------------------------------
the base card price given in table A. These prices will take effect for all cards issued in a given billing period for the period in which such equipment is delivered to ISOS. A complete workstation includes all components required in specifications. A manual laminator and die cutter may be used in lieu of the automatic Atlantek laminator module in the mobile sites. Price will apply to all manual laminators and die cutters ordered before implementation, and the incremental card price is $0.0003 per unit. All prices include maintenance and are as follows:

    ISOS Receives             Additional             Additional            Additional
    Equipment in              Complete               Complete              Atlantek
  Following Quarter           Work                   Atlantek              Printer
                              Station                Printer               Laminator
                                                                           Module
--------------------------------------------------------------------------------------
Before 6/1/98                   0.0024                 0.0018                0.0005
--------------------------------------------------------------------------------------
06/01/98  - 08/31/98            0.0025                 0.0018                0.0005
--------------------------------------------------------------------------------------
09/01/98  - 11/30/98            0.0025                 0.0019                0.0006
--------------------------------------------------------------------------------------
12/01/98  - 02/28/99            0.0026                 0.0019                0.0006
--------------------------------------------------------------------------------------
03/01/99  - 05/31/99            0.0027                 0.0020                0.0006
--------------------------------------------------------------------------------------
06/01/99  - 08/31/99            0.0028                 0.0020                0.0006
--------------------------------------------------------------------------------------
09/01/99  - 11/30/99            0.0029                 0.0021                0.0006
--------------------------------------------------------------------------------------
12/01/99  - 02/29/00            0.0030                 0.0022                0.0006
--------------------------------------------------------------------------------------

   ISOS Receives            Additional             Additional            Additional
   Equipment in             Complete               Complete              Atlantek
 Following Quarter          Work                   Atlantek              Printer
                            Station                Printer               Laminator
                                                                         Module
-----------------------------------------------------------------------------------
03/01/00 - 05/31/00          0.0031                  0.0022                0.0007
-----------------------------------------------------------------------------------
06/01/00 - 08/31/00          0.0032                  0.0023                0.0007
-----------------------------------------------------------------------------------
09/01/00 - 11/30/00          0.0034                  0.0024                0.0007
-----------------------------------------------------------------------------------
12/01/00 - 02/28/01          0.0035                  0.0026                0.0008
-----------------------------------------------------------------------------------
03/01/01 - 05/31/01          0.0037                  0.0027                0.0008
-----------------------------------------------------------------------------------
06/01/01 - 08/31/01          0.0040                  0.0029                0.0009
-----------------------------------------------------------------------------------
09/01/01 - 11/30/01          0.0043                  0.0031                0.0009
-----------------------------------------------------------------------------------
12/01/01 - 02/28/02          0.0046                  0.0033                0.0010
-----------------------------------------------------------------------------------
03/01/02 - 05/31/02          0.0051                  0.0036                0.0011
-----------------------------------------------------------------------------------
06/01/02 - 08/31/02          0.0056                  0.0040                0.0012
-----------------------------------------------------------------------------------
09/01/02 - 11/30/02          0.0064                  0.0046                0.0014
-----------------------------------------------------------------------------------
12/01/02 - 02/28/03          0.0075                  0.0053                0.0016
-----------------------------------------------------------------------------------
03/01/03 - 05/31/03          0.0091                  0.0064                0.0019
-----------------------------------------------------------------------------------
06/01/03 - 08/31/03          0.0117                  0.0083                0.0025
-----------------------------------------------------------------------------------
09/01/03 - 11/30/03          0.0171                  0.0120                0.0036
-----------------------------------------------------------------------------------
12/01/03 - 02/29/04          0.0330                  0.0231                0.0070
-----------------------------------------------------------------------------------

The above pricing table assumes a 6/1/98 implementation date. All other proposal, terms, conditions, specifications and prices shall remain unchanged.

Viisage Technology, Inc.            Office of the Secretary of State

/s/ Yona Wieder
----------------------------        ----------------------------
Signature                           Director, Driver Services Department

Yona Wieder
----------------------------        ----------------------------
Signed by (print or type)           Purchasing Agent

VP Marketing     5/29/97
----------------------------        Approved by
Title             Date

                                    ----------------------------
                                    George H. Ryan, Secretary of State
                                    Acting in his capacity as Secretary
                                    of State and not individually.


                                    ----------------------------
                                    Date

                             [SEAL OF THE STATE OF
                            ILLINOIS APPEARS HERE]


                                George H. Ryan
                              Secretary of State

                         BUDGET AND FISCAL MANAGEMENT
                              PURCHASING DIVISION
                  REQUEST FOR PROPOSAL DOCUMENT NO. DS 0l 98R

                                      FOR

                        DIGITAL DRIVER LICENSING SYSTEM

                              Required For Use By
                          ILLINOIS SECRETARY OF STATE
                          DRIVER SERVICES DEPARTMENT
                    2701 SOUTH DIRKSEN PARKWAY SPRINGFIELD,
                                ILLINOIS 62723

                   Date Due                    APRIL 9, 1997

                   Bid Opening Time            2:00PM

                                   Issued By

                              PURCHASING DIVISION
                             124 HOWLETT BUILDING
                          SPRINGFIELD, ILLINOIS 62756

                                                                       DS 0l 98R


                                TABLE OF CONTENTS
                                -----------------

KEY ITEMS

KEY ACTION DATES

BACKGROUND

GLOSSARY OF TERMS

PROPOSAL PREPARATION AND SUBMISSION

SECT.     SUBJECT                                                          PAGE
                                                                            NO.
 1.00     NOTICE TO BIDDERS................................................. 1
 1.01     INTENT............................................................ 1
 1.02     PURPOSE........................................................... 1
 1.03     RECEIPT OF PROPOSALS.............................................. 1
 1.04     CONTRACT TERM..................................................... 2
 1.05     OPTION TO RENEW................................................... 2
 1.06     CONTRACT PRICE.................................................... 2
 1.07     ECONOMIC ADJUSTMENT PROVISION..................................... 2
 1.08     SUBMISSION OF PROPOSALS........................................... 2
 1.09     ALTERNATE PROPOSALS............................................... 3
 1.10     EXCEPTIONS........................................................ 3
 1.11     QUALIFICATIONS OF BIDDER.......................................... 3
 1.12     MANDATORY REQUIREMENTS............................................ 4
 1.13     MANDATORY OPTIONS................................................. 4
 1.14     DESIRABLE OPTIONS................................................. 4
 1.15     TECHNICAL PROPOSAL................................................ 5
 1.16     COST PROPOSAL..................................................... 6
 1.17     INVOICING......................................................... 6
 1.18     NO ADD ONS........................................................ 6
 1.19     PROPOSAL AUTHENTICATION........................................... 6
 1.20     COST OF PROPOSAL PREPARATION...................................... 7
 1.21     INTERPRETATION OF SPECIFICATIONS.................................. 7
 1.22     ADDENDUM TO THE REQUEST FOR PROPOSAL.............................. 7
 1.23     POST-PROPOSAL CONFERENCE.......................................... 7
 1.24     BIDDERS PROPOSAL AMENDMENTS....................................... 7
 1.27     PROPOSAL TENURE................................................... 7
 1.25     PROPOSAL RESERVATIONS............................................. 7
 1.26     PERFORMANCE BOND.................................................. 7
 1.27     TIME LIMITS....................................................... 8
 1.28     DOWNTIME DAMAGES.................................................. 8
 1.29     AWARD OF CONTRACT................................................. 8
 1.30     CONTRACT.......................................................... 8
 1.31     COMMENCEMENT OF WORK.............................................. 8
 1.32     VENDOR CONTACT.................................................... 8
 1.33     ASSIGNMENT/SUBCONTRACTING/JOINT VENTURES.......................... 8
 1.34     PUBLIC INFORMATION................................................ 9
 1.35     IDHR IDENTIFICATION NUMBER........................................ 9
 2.00     GENERAL TERMS AND CONDITIONS......................................10
 2.01     FISCAL FUNDING....................................................10
 2.02     COMPLIANCE WITH LAW...............................................10
 2.03     GOVERNING LAW.....................................................10

                                                                       DS 0l 98R
 2.04     NON-DISCLOSURE - PUBLICITY........................................10
 2.05     VENUE.............................................................10
 2.06     INDEPENDENT VENDOR STATUS.........................................10
 2.07     FORCE MAJEURE.....................................................10
 2.08     INSURANCE.........................................................10
 2.09     REQUIRED MINIMUM INSURANCE COVERAGE...............................10
 2.10     EVIDENCE OF INSURANCE COVERAGE....................................11
 2.11     CANCELLATION......................................................11
 2.12     MORE FAVORABLE TERMS..............................................11
 2.13     PRODUCT IMPROVEMENT...............................................11
 2.14     NOTICE OF INTENT..................................................11
 2.15     NON-HIRING OF EMPLOYEES...........................................12
 2.16     WAIVER............................................................12
 2.17     NOTICES...........................................................12
 3.00     THE PRESENT SYSTEM AND ENVISIONED FUTURE SYSTEM...................13
 3.01     GENERAL CONSIDERATIONS............................................13
 3.02     TYPICAL DL/ID ISSUANCE PROCESS....................................13
 3.03     ENVISIONED FUTURE SYSTEM..........................................14
 3.04     BACK-END PROCESS..................................................15
 3.05     FRONT END PROCESS.................................................16
 3.06     DL/ID CARD VOLUMES AND OFFICE OPERATING HOURS.....................18
 4.00     SPECIFICATIONS FOR EQUIPMENT AND SYSTEMS REQUIREMENTS.............19
 4.01     SCOPE OF WORK.....................................................19
 5.00     DIGITAL DRIVERS LICENSING WORKSTATION SPECIFICATIONS..............21
 5.01     GENERAL CONSIDERATIONS............................................21
 5.02     IMAGE WORKSTATION COMPONENTS......................................21
 5.03     IMAGE WORKSTATIONS FOR MOBILE SITES...............................24
 5.04     TERMINAL EMULATION MODE...........................................24
 5.05     INTERACTION WITH FACILITY SERVER AND ISOS HOST COMPUTER...........24
 5.06     SPECIAL HANDLING OF DUPLICATE DL/ID CARDS.........................26
 5.07     REPRINTS..........................................................26
 5.08     IMAGE WORKSTATION SECURITY........................................26
 6.00     OPTIONAL CENTRAL ISSUANCE SYSTEM SPECIFICATIONS...................28
 6.01     GENERAL CONSIDERATIONS............................................28
 6.02     CENTRAL ISSUANCE SYSTEM SECURITY..................................29
 6.03     DESIRED AUTOMATED MAILING OPTIONS.................................29
 7.00     CENTRAL IMAGE SYSTEM..............................................31
 7.01     GENERAL CONSIDERATIONS............................................31
 7.02     SPECIFICATIONS FOR THE CENTRAL IMAGE SYSTEM.......................31
 7.03     ADDITIONAL SYSTEM REQUIREMENTS....................................33
 7.04     IMAGE FILE RETRIEVAL AND PRINTING.................................34
 8.00     DL/ID CARD SPECIFICATIONS.........................................36
 8.01     GENERAL DL/ID CARD CONSTRUCTION...................................36
 8.02     LAMINATION/COATING................................................36
 8.03     DL/ID CARD PRINTING AND HEADERS...................................36
 8.04     FRONT OF THE DL/ID CARD...........................................37
 8.05     BACK OF THE DL/ID CARD............................................37
 8.06     DL/ID CARD DURABILITY AND SECURITY................................38
 9.00     TRAINING SPECIFICATIONS...........................................40
 9.01     GENERAL CONSIDERATIONS............................................40
 9.02     TRAINING PLAN.....................................................40
 9.03     TRAINING MATERIALS................................................41
10.00     SPECIFICATIONS FOR TESTING AND IMPLEMENTATION.....................42
10.01     GENERAL CONSIDERATIONS............................................42
10.02     STAFFING..........................................................42
10.03     SYSTEM............................................................42

                                                                       DS 0l 98R
10.04     DEVELOPMENT TESTING...............................................42
10.05     PERFORMANCE TESTING...............................................43
10.06     ISOS STRESS TESTING...............................................43
10.07     PILOT PHASE.......................................................43
10.08     IMPLEMENTATION....................................................43
11.00     REMEDIAL AND PREVENTATIVE MAINTENANCE SPECIFICATIONS..............44
11.01     GENERAL CONSIDERATIONS............................................44
11.02     RESPONSE TIMES....................................................44
11.03     HARDWARE AND SOFTWARE MAINTENANCE.................................45
11.04     SUPPLIES..........................................................46
11.05     KEY MAINTENANCE AND PERSONNEL.....................................46
12.00     DEMONSTRATION OF IMAGE WORKSTATION AND DL/ID CARD.................47
             PRODUCTION SPECIFICATIONS
13.00     EVALUATION........................................................48
13.01     PROCESS...........................................................48
13.02     EVALUATION CRITERIA...............................................48
13.03     REVIEW............................................................48
14.00     BID PRICE.........................................................49
15.00     BIDDER CERTIFICATIONS.............................................50

ATTACHMENTS
Attachment  A:       Offices And Volumes
Attachment  B:       Mainframe and State Communications System
                        Specifications
Attachment  C:       Picture of Current Licenses and ID Cards
Attachment  D:       State Law and Rule Regarding Organ Donor and
                        Medical Designations
Attachment  E:       AAMVA Best Practices Imaging Standard For
                        Photographs And Signatures
Attachment  F:       AAMVA Best Practices Recommendations For
                        The Use of Bar Codes
Attachment  G:       Personnel Profile Summary
Attachment  H:       Testing Criteria
Attachment  I:       Bidder Questionaire
Attachment  J:       Cost Proposal

                                                                       DS 0l 98R

                 ILLINOIS DIGITAL DRIVER LICENSE RFP KEY ITEMS

 1. Samples required with bid.

 2. System demonstration required of qualified bidders.

 3. Type of DL/ID Issuance: over-the-counter (instant).

 4. A small Central Issuance System to accommodate new initiatives is included as a mandatory option.

 5. Contract Term: Seven (7) years with three (3) one-year renewal options.

 6. System testing: after development testing, a 45 day period for performance testing, followed by ISOS stress testing for a period of 30 days, followed by pilots with production in facilities for 2 to 4 months, and subsequent statewide phased-in implementation.

 7. Image Storage: The images will be uploaded and retrieved on-line/real-time. The images will be stored on Central Image System installed at an ISOS provided facility. Mandatory options for bid are for the Contractor to provide the Central Image System via cost per issuance or via purchase. Alternatively, the Illinois Secretary of State may choose to provide the Central Image System.

 8. Minimum Number of Image Wordstations: Contractor is to provide enough Workstations to meet peak hourly volumes at each issuance office.

 9. Total number of drivers in Illinois: 7.6 million.

10. Total number of ID holders in Illinois: 1.8 million.

11. Required card life: ten (10) years.

12. Writable surface on the back of the DL/ID is required.

13. A one-step must be bid.

14. Both a l-D bar-code and an encrypted 2-D bar-code needs to be printed on either the front or back of the DL/ID card at time of issuance.

15. Performance Bond and Downtime Damages: included in RFP.

16. Compliance with AAMVA standards required.

                                                                       DS 0l 98R

                               KEY ACTION DATES

These are key important dates and times for action items related to this Request for Proposal. If the Illinois Secretary of State finds it necessary to change any of these dates, it will be accomplished by addendum.

                  ACTION                                                   DATE
                  ------                                                   ----
Release of Request for Proposal                                         3/21/97

Proposals Due                                                   2:00 pm 4/09/97

Qualified Bidder Demonstrations                                To Be Determined

Central Image System installation completed,                            10/1/97
Testing Begins

Delivery of Brochure                                                   11/21/98

First Pilot Site Begins Operation                                       2/11/98

Full Statewide Implementation                                           6/30/98

System Acceptance                                                       7/31/98

Central Issuance Implementation                                         7/11/99*


* This date is contingent on implementation dates for new initiatives which will require this option.

                                                                       DS 0l 98R

              ILLINOIS SECRETARY OF STATE BACKGROUND INFORMATION

    The Illinois Office of the Secretary of State (ISOS) is an elected Constitutional office. It is responsible for drivers licensing services in Illinois, including the issuance of drivers licenses and identification cards (DL/IDs). The Department of Driver Services (DSD) operates the facilities throughout the state that issues DL/IDs. The Department of Information Systems Services (ISS) provides mainframe, telecommunications and other information systems services for all 1505 Departments. The Administrative Offices of the Driver Services Department are located at 2701
    5. Dirksen Parkway in Springfield, Illinois 62723.

    At the time of implementation of the new driver licensing system there is projected to be 138 permanent and mobile drivers license facilities statewide that are leased or owned by 1505 1/2 Approximately 500 military and other non-routine DL/IDs are currently issued from a central location, using instant issuance workstations in the Dirksen facility.

    There are currently nineteen (19) Facilities at which DL/IDs are issued from space leased or owned by another entity, for perhaps one day a week or a few days a month. We plan to convert these 19 facilities to a mobile travel team model. There are currently two (2) mobile units operating primarily in the metro Chicago area. DL/IDs are occasionally issued at other locations as special events. These will also be part of the new mobile travel team model. ISOS has decided to implement an over-the-counter (instant) Digital Imaging System to replace the current photographic equipment. ISOS plans to lease all Image Workstations from the selected Contractor.

    ISOS will acquire the Central Image System from the Contractor, or aquire it from another source. These are mandatory options to be included in the Request for Proposal.

    Goals in implementing a Digital Imaging System include increased customer service, reduced potential for fraud, an easy to use, ergonomically designed system for facility employees, and maximum portability and expandability in the system. In the area of fraud reduction, ISOS is interested in mechanisms to prevent fraud, and to detect fraud if and when it occurs. DL/ID card durability and security are paramount. We will not capture or store biometrics unless future federal requirements dictate otherwise. With digital imaging production, we will begin producing temporary drivers licenses and instruction permits as DL/ID cards rather than paper documents, and will look at changing school bus permit procedures to incorporate it also into the DL/ID card rather than a paper process only.

    The implementation of digital imaging DL/ID production is seen as the first step in our movement to a "paperless" facility, with extensive use of document imaging technology and electronic testing. This DL/ID production system will need to fully integrate into that future design.

    New initiatives may create a relatively small Central Issuance Function in the future. This may be implemented in the 2nd or 3rd year of the term of this contract. Volume could eventually reach 2,500 per day.
    It is included as a mandatory option in the Request for Proposal.

    We plan to upgrade all ISOS telecommunications capability to allow for on-line/real-time image retrieval at all sites regardless of type or location. Our goal is to have the increased telecommunications capacity at the time Digital DL/ID System is implemented statewide.

    In the future, we plan to share images electronically with law enforcement and courts. Until telecommunications capacity exists, we will auto-fax images to them. We will look at additional uses of images by ISOS, such as on disabled parking placards. We also want to look at future opportunities related to sharing images with other entities in the private sector.

                                                                       DS 0l 98R

    The inclusion of smart chips with private sector participation may be examined in future contracts, as that technology develops. We also plan to exchange images and data electronically via AAMVAnet, as part of CDLIS/PDPS and other AAMVA initiatives.

    ISOS invites qualified experienced technical service oriented corporations, partnerships, and participating individuals to submit proposals for a complete& Digital Imaging System.

                                                                       DS 0l 98R

                               GLOSSARY OF TERMS
                               -----------------

AAMVA--American Association of Motor Vehicle Administrators.

Back-up Image Workstation--a Digital Imaging System that will be used by ISOS to temporarily replace an Image Workstation that is not functioning properly. The
-----------
Back-Up Image Workstation must be portable and will be transported between various facilities. It will only be used until the Image Workstation it replaces is brought back into service.

Bidder--an organization or entity that chooses to submit a bid in response to this Request for Proposal.

CDLIS--Commercial Drivers License Information System. A mandated national pointer system indicating the ownership of commercial driver records.

CDL-Commercial Drivers License.

Central Image System--centrally located image database system.

Central Issuance System--new system that may be added during the term of the Contract in response to new initiatives that require that DL/ID be issued centrally and that do not require a facility visit from applicants or DL/ID holders.

CLIQ--an e-mail and word processing software package used by facilities that runs on a Unix system.

Contract--the legally binding document that will result from this Request for Proposal.

Contractor--the organization or entity that is awarded the resultant contract from this Request for Proposal. May also be referred to as Vendor.

Correction--a document that is presented, that is damaged or worn or that has incorrect information which has to be processed again. Includes changes in name and address.

DASD--Direct access storage device.

DL/ID--driver's licenses, temporary permits, temporary drivers licenses, commercial drivers licenses, and identification cards issued by ISOS. Also referred to synonymously as DL/ID cards or cards.

DSD--Driver Services Department. The ISOS organizational unit where DL/IDs are issued.

Duplicate--a reissued document because the original has been lost or stolen.

Examiner--An ISOS employee authorized to issue a DL/ID card. An Examiner may also be referred to synonymously as a Public Service Clerk (PSC) or Public Service Representative (PSR) or as an Operator.

Facility--describes any ISOS permanent or mobile facility where DL/IDs are issued.

Facility Server--the RS/600 or compatible system located in each facility that contains the facility applications and other software.

Full implementation--the first day that all Illinois drivers license facilities statewide are issuing drivers licenses, identification cards, duplicates, and corrections as outlined in this Request for Proposal.

                                                                       DS 0l 98R

Image File--the stored file containing the applicant's image, signature image, Social Security number and DL/ID number.

Image Workstation--the Digital Imaging System supplied by the Contractor that will capture an applicant's picture and signature, merge the images with the applicant's demographic data, and produce a DL/ID card. The Image Workstation will upload images and retrieve images from the Central Image System on-line/real-time.

ISOS--refers to the Office of the Illinois Secretary of State. Terms "Secretary of State", "ISOS", "the Department" may be used in this document as synonymous terms.

ISOS Communications Network--the communications network that connects ISOS PCs, PC Workstations, terminals, and peripherals to the ISOS mainframe, minisystems, and LAN.

ISOS Host Computer--ISOS centrally located mainframe system.

ISS--Information &systems Services Department. ISOS organizational unit that provides computer and information services.

Mobile Facility--an issuance location using portable equipment. May also be referred to as part-time facility.

PDPS--Problem Driver Pointer System. A mandated national pointer system indicating applicant eligibility.

Permanent Facility--an issuance location using fixed, permanently installed equipment. May be extended or full-time facility. May be a full service facility, or an express facility with basic services or a CDL-only facility.

Picture--the digital image of the applicant themselves.

Qualified bidder--an organization or entity that meets the minimum qualifications to have their bid considered, as set forth in this Request for Proposal.

State--the State of Illinois.

System Acceptance--action by ISOS following 30 consecutive days of successful system performance following statewide implementation.

Testing--the period of time included in the testing stages in which the subsystem/modification/function/interface/performance must operate according to specifications for a determined period of time before acceptance. Seen as pre-implementation, followed by phased-in implementation.

Work Day--each day in a year that an ISOS facility is open to the public.

Working Hour--each hour in a day that an ISOS facility is open to the public.

                                State of Illinois
                        Office of the Secretary of State
                               Purchasing Division
                            Room 124 Howlett Building
                          Springfield, Illinois 62756

                              PROJECT No. DS Ol 98R

                              REQUEST FOR PROPOSALS
                                       FOR
                         DIGITAL DRIVER LICENSING SYSTEM

        1.00 NOTICE TO BIDDERS:
             -----------------

        1.01 INTENT: It is our intent to enter into a contract with the vendor
             -------
             submitting the best proposal, as determined by the office of the Secretary of State, for services in accordance with the terms, conditions and specifications contained herein.

        1.02 PURPOSE: The purpose of this Request for Proposal (RFP) is to
             -------
             define the scope of the work to be done, identify deliverables, terms, conditions and specifications, and to select the most qualified responsible and responsive vendor to provide such services consistent with prevailing economic conditions.

        1.03 RECEIPT OF PROPOSALS: All proposals must be received at the
             --------------------
             Secretary of State, Purchasing Division not later than 2:00 PM,
                                                                    -------
             Local Time APRIL 9, 1997. Proposals will be publicly opened and
             -------------------------
             read aloud. The required copies of the proposal must be submitted in sealed envelopes or containers clearly marked:

             PROJECT No. DS Ol 98
             PROPOSAL FOR DIGITAL DRIVER LICENSING SYSTEM
             Mr. Jack L. Gooding, Purchasing Agent
             Secretary of State Purchasing Division
             Room 124 Howlett Building
             Springfield, Illinois 62756

             No proposals will be accepted after the date and time specified for Receipt of Proposals. Proposals received after the time specified will be returned unopened to the sender. The Secretary of State does not prescribe the method by which proposals are to be transmitted; therefore, it cannot be held responsible for any delay in the transmission of the proposals. From the date of issuance of this RFP until the official award is made, the bidder must not make available to, nor discuss its proposal or any parts thereof, with any Secretary of State employee other than as a result of an authorized request made by the Secretary of State in pursuance of the purposes and goals as expressed in this RFP.

             Unnecessarily elaborate responses beyond that sufficient to present a complete and effective response to the solicitation are not desired and may be construed as an indications of the bidder's lack of cost consciousness. Unless specifically requested in the solicitation, elaborate art work, corporate brochures, lengthy narratives, expensive paper, specialized binding, and other extraneous presentation materials are neither necessary nor desired.

                                                                       DS 01 98R

1.04    CONTRACT TERM: The contract resulting from this RFP shall be for a term
        -------------
        beginning on execution date of the Contract and terminating on June
        30, 2004, with three additional twelve month renewal periods subject to the provisions contained in para. 1.05, 1.06 and 1.07.

1.05    OPTION TO RENEW: The contract shall be subject to three (3) additional
        ---------------
        one year renewals for the terms July 1, 2004 through June 30, 2005, July
                                        ----------------------------------------
        1, 2005 through June 30, 2006 and July 1, 2006 through June 30, 2007
        --------------------------------------------------------------------
        provided there is no significant change in the terms, conditions and specifications and provided such renewals are mutually agreed to by both parties.

1.06    CONTRACT PRICE:  The bidder's  contract price must remain firm through
        ---------------
        June 30, 2O00 and may be subject to review and adjustment once each year thereafter in accordance with the provisions contained in Para. 1.07. All mandatory options chosen by ISOS will be included in the selected bid price option and included in the contract price at execution with the exception of the Central Issuance System option. This option may be included at contract execution ar may be added at any time during the term of the contract by amendment. The applicable bid prices in 14.00 for including this option must remain firm through June 30, 2000, and may be subject to review and adjustment once every year thereafter in accordance with provisions contained in Para. 1.07.

1.07    ECONOMIC ADJUSTMENT PROVISION: In the event the Vendor's costs for
        -----------------------------
        materials required to service this contract should increase more than 5%
                                                                              --
        during the term of this contract, but not prior to June 30, 2000 as specified in Para. 1.06, the Vendor may upon submission of proof of such increase, request an adjustment to the contract price. Requests for price adjustment shall be submitted to the Secretary of State Purchasing Division with documentary evidence of the Vendor's costs as of the date this bid was submitted~ and documentary evidence of the Vendor's increased costs and the effective date of such increases. The burden of proof is entirely on the Vendor. Documentary evidence shall consist of, but not necessarily be limited to, copies of manufacturers dated net price lists, copies of actual invoices from Vendor's suppliers, etc. Requests for contract price adjustment by the Vendor resulting in 'increased cost shall be representative of, and shall not exceed, the Vendor's general price increase to the entire industry. Upon receipt of adequate and verifiable documentation, the State may adjust the contract price in a precise dollar and cents (not percentage) amount to compensate the Vendor for his cost increase. No "pass through" of profit percentages is allowed. Requests for contract price adjustment will be considered only once in a twelve month period. Contract price adjustments authorized by the Secretary of State, Purchasing Agent, shall be evidenced by an executed amendment to the existing contract.

        If the Vendor is unable to furnish adequate and verifiable documentation which is acceptable to the Purchasing Agent to support any request for price adjustment, then the Vendor and the State may agree to adjust the contract price based on the Producer price Index appropriate commodity Code as published by the U.S. Department of Labor.

        In the event the Vendor's cost should decrease more than 5% the Vendor
                                                                 --
        shall notify the Purchasing Agent of the precise dollar and cents amount of the decrease, and the effective date of the cost reduction. The Secretary of State will amend the contract accordingly.

1.08    SUBMISSION  OF PROPOSALS:  The proposal  shall be submitted in two
        ------------------------
        parts: a Technical Proposal and a Cost Proposal. The proposal must be clearly identified on the outside of the package as follows: (I) name of bidder, (2) name of project, (3) project number and (4) date and time of bid opening. Two (2) originals and six (6) copies of the Proposal are required.

                                                                       DS Ol 98R

        Technical Proposal shall be arranged, numbered, and responded to in the order of requirements as listed in the "Technical Proposal Format". The format of the submitted proposal shall restate the

        Proposal Format requirements verbatim and then respond to the requirement. Responses shall be in a three ring binder(s) and each Technical Proposal Requirement shall be tabbed for easy reference. A table of contents shall be included.

        The Cost Proposal must include detailed information as requested herein on the costs proposed to accomplish the project.

        Contractors are cautioned to submit their proposals on 'the most favorable basis, price and terms included, since the award is expected to be made without negotiation based on the price and terms of the proposals as initially submitted.

1.09    ALTERNATE PROPOSALS: No alternatives to mandatory requirements or
        -------------------
        specifications will be considered. A bidder may only deviate from a specification if they propose to exceed it. Any such deviation from specification indicated herein must be clearly pointed out; otherwise, it will be considered that the proposal submitted is in strict compliance with these specifications, and the successful contractor will be held responsible therefore. Any deviations must be explained in detail.

        If the bidder wishes to submit options for meeting a particular specification or mandatory requirement, they may do so. Each option bid must be clearly marked as such, with cost given for each option. All options must meet or exceed specifications and mandatory requirements.

        Bidders shall describe potential enhancements and capacities for future system design, as it relates to future Illinois Secretary of State
        (ISOS) goals or plans described elsewhere in this Request for Proposal.

1.10    EXCEPTIONS: No conditional proposals will be considered. All proposals
        ----------
        are subject to the terms and conditions outlined herein. All responses will be controlled by such terms and conditions and the submission of other terms and conditions, price lists, catalogs, and/or other documents as part of a bidder's response will be waived and have no effect either on this Request for Proposals or on any contract that may be awarded resulting from this solicitation. Bidders specifically agree to the conditions set forth in the above paragraph by signature to the proposal.

1.11    QUALIFICATIONS OF BIDDER:
        ------------------------
        A. Bidders must be registered with and certified by the Illinois Department of Human Rights. Enter your IDHR Identification Number in the space provided on the bid page of this document.

        B. Bidders must have a properly completed "Bidders Application Form #PD-2l on file in the office of the Secretary of State Purchasing Department not later than on the date of the bid opening.

        C. Bidders contract must not create a conflict of interest. Bidders shall not be guilty of a felony or bribery, and shall not be barred from bidding by any other unit of government.

        D. Bidders must be capable, financially and otherwise, to fully meet all requirements of the contract.

                                                                       DS Ol 98R

        E. Bidder must have performed similar contract services in successfully designing and delivering a digital imaging drivers license/identification production system for a state or province that uses an instant issuance system.

        F. If bidders are unknown to the Office of the Secretary of State or their competency questioned, it shall be understood that bidders shall, on request, file with the Office of the Secretary of State within seven (7) days reliable data and reference for investigation.

1.12    MANDATORY REQUIREMENTS: Whenever the terms "shall", "must", will", or
        ----------------------
        "is required" or "mandatory" are used in the RFP, the specification or item or service being referred to is a mandatory requirement. Failure to meet any mandatory requirement will cause rejection of bidder's proposal. Failure to meet a mandatory requirement may be established by:

        A. bidder state's that a mandatory requirement cannot be met;

        B. bidder fails to include information necessary to substantiate that it has been met;

        C. bidder fails to include information requested by a mandatory requirement;

        D. bidder presents information requested in a manner inconsistent with instructions in the request for proposal;

        E. reasonable doubt is established by the reviewers as to the bidder's ability to comply with one or more mandatory requirements.

1.13    MANDATORY OPTIONS: Some mandatory requirements in the RFP will be
        -----------------
        identified as "mandatory options". This refers to items or features that are options that may be chosen by the State, based on a variety of factors, including cost. However, it is mandatory for the bidder to include the option in the bid.

1.14    DESIRABLE OPTIONS: Whenever the terms "can", "may", or "should" are
        -----------------
        used, the specification or item being referred to is desirable but not mandatory. Failure to provide any items so termed will not be cause for rejection. They are also seen as options or enhancements that may be chosen by the State. They are not construed as strictly as mandatory requirements. However, bids that provide more of the desirable features or that meet them more effectively than another proposal may be given stronger consideration in the selection of a bidder. Each desirable feature included in the proposal must have the cost per item clearly noted.

1.15    TECHNICAL  PROPOSAL:  The technical proposal must include detailed
        -------------------
        information relative to how the bidder proposes to accomplish the tasks described in the Scope of Work contained in this document. The Bidder is
                                                                   -------------
        encouraged to be specific when responding to a specification. For
        -----------------------------------------------------------------
        example. if a specification requires that an operation of the
        -------------------------------------------------------------
        Workstation take no more than two minutes. and the Bidders solution only
        ------------------------------------------------------------------------
        requires one minute. The Bidders should mention the one minute maximum
        ----------------------------------------------------------------------
        time.
        -----

        Technical Proposal Format:

        A. Executive Summary of the Bidder's response to this RFP, including Form PD-21 and the bidder questionaire (Attachment I) and an overview of the bidder's solution. The bidder must make a statement in the Executive Summary as to whether they do or do not take exception to any of the

                                                                       DS Ol 98R

         specifications in this RFP. If the bidder does take exception(s), the exception(s) shall be listed in the Executive Summary. All subContractors must be listed here.

      B. A Technical Response, detailing the Bidder's hardware, software, and other components of proposed DL/ID card solutions to the Digital Driver Licensing System. This shall be presented in these sections. The specifications and requirements for each section are described further in this RFP:

         1. Digital Workstation.

         2. Central Image System.

         3. Central Issuance System.

         4. DL/ID Cards.

         5. Training. This shall include a detailed Training Plan, and sample training and operation manuals.

         6. Testing and Implementation. This shall include a detailed Pilot Testing Plan and detailed Implementation Work Plan and proposed timetable for completion of the project.

         7. Remedial and Preventive Maintenance. This shall include a detailed Maintenance Plan.

      C. Twelve (12) DL/ID card samples (with the 2 original responses and each of the 6 copies) including 2 samples each of a driver license, a commercial driver license (CDL), an identification card, a temporary drivers license, a t1Valid without Photo and Signature" drivers license, and a learner's permit. The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder. All samples shall be originals and not copies.

      D. Printed DL/ID samples. One sample of black & white and one sample of color blow-ups in the following sizes: 2 1/2" X 3", 5" X 6", and 7 1/2" X 9". The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder. These samples shall be produced on the printers proposed by the Bidder, at a minimum resolution of 300 dpi. One set of samples shall be included with each copy of the Bidder's response.

      E. Independent Laboratory Tests evaluating the proposed DL/ID card's durability and security. (See Attachment H.)

      F. Brochures, catalogs and specification sheets supporting the hardware to be supplied by the bidder. Items shall be identified by the model name and number. Any modifications or deviations or accessory or other items not covered by printed literature shall be described in a written statement.

      G. Detailed Financial and Organizational information on the bidder. This shall include but not be limited to the company size; organization; date of incorporation; ownership; number of years in business; total number of employees including number of women and number of minorities; number of staff both in total and in Illinois; number of offices in total and in Illinois; home office

                                                                       DS Ol 98R

         location; a current audited financial statement, including statements of revenue and profit for the last five years; quarterly report; Dunn & Bradstreet rating or other acceptable proof of financial responsibility. Financial information will be kept confidential unless otherwise required by law. The failure of the bidder to submit any such information may result in no further consideration and rejection of the bidder's proposal. Some of this information will be captured on forms included as Attachment I.

      H. A description of similar projects with government clients in which the bidder has been involved, with the name, address, and phone number of a person to contact for verification of the bidder's participation and performance in that project.

      J. Descriptions of and references for all subContractors. Clearly describe the services, supplies or equipment or other goods to be purchased from subContractors. Similar financial and organizational information on all subContractors is also required.

      K. Provide resumes of current staff members who will be working on the Digital Driver Licensing System project, along with each person's pertinent digital imaging experience coincident with this project's objectives.

1.16  COST PROPOSAL: The Cost Proposal must include detailed information as
      -------------
      requested herein relative to the costs proposed to accomplish the proposed project. This will augment Section 14.00 and shall include completion of Attachment J.

      The number of facilities may change between RFP issuance date and the time of implementation. Changes will be made by attaching an amendment. The bidder is required to give a per document price reduction in their Cost Proposal for each Image Workstation eliminated. For the Central Image System, the Bidder must state in the Cost Proposal the cost for any additional retrieval software packages during the life of the contract and minimum hardware and software requirements for running it.

      The cose proposal must specify~ the total number of Image Workstations by facility to be supplies by the contractor and provide the rationale used by the bidder to determine that number will adequately meet anticipated peak hourly volumes as required in Sections 4.01 and 5.02.

1.17  INVOICING: The State will submit a monthly report to the Contractor
      ---------
      stating the number of digital DL/ID cards actually issued. The Contractor will then submit a monthly invoice to the Office of the Secretary of State, Department of Driver Services, Fiscal Office, 2701 South Dirksen Parkway, Springfield, Illinois 62723. Payment is to be made monthly in arrears upon receipt of invoice from the Contractor.

1.18  NO ADD ONS: The State will pay for only those DL/ID cards actually
      ----------
      issued. Consideration will not be given to waste factor allowance (to include laminates or any other system-related supplies) in the payment plan. The Contractor agrees to absorb the cost of any DL/IDs rejected by the State for any reason.

1.19  PROPOSAL AUTHENTICATION: Proposals must be signed and dated by a
      -----------------------
      principal of the firm or other person who is duly authorized to enter into a binding contract with the State. Unsigned proposals will receive no consideration.

                                                                       DS Ol 98R

  1.20  COST OF PROPOSAL PREPARATION: All costs associated with preparation and
        ----------------------------
        submission of a proposal are the responsibility of the bidder. These costs shall not be chargeable to the State by either the successful or unsuccessful bidder. All proposals become the property of the State and will not be returned except in the case of a late submission.

  1.21  INTERPRETATION OF SPECIFICATIONS: If any prospective bidder is in doubt
        --------------------------------
        as to the intent or true meaning of any part of the terms, conditions and specifications, said prospective bidder shall submit, to the Purchasing Agent, a written request for interpretation. Such requests must be received in the Purchasing Division not later than April 4, 1997. The interpretation will be made by an addendum to this RFP which will be duly issued to all prospective bidders.

  1.22  ADDENDUM TO THE REQUEST FOR PROPOSAL: In the event it becomes necessary
        ------------------------------------
        or desirable to amend, add to, or delete from any part of this RFP, such amendment shall be provided to all prospective bidders who received the basic RFP. The Secretary of State reserves the right to make such amendments at any time prior to the proposal due date. It is the bidder's responsibility to be cognizant of the contents of all addenda to this RFP. The bidder's response must include acknowledgement of receipt and understanding of all addenda.

  1.23  POST-PROPOSAL CONFERENCE: If the evaluation committee desires to
        ------------------------
        clarify any point(s) in any bidders proposal during the proposal evaluation process, the bidder will be contacted and an appointment arranged between the bidder and the evaluation committee. Reference to proposal sections and the questions concerning those sections will be provided to the bidder at the time the meeting is arranged. No substantive changes to the proposal will be permitted as a result of the meeting, but clarifications can be made.

  1.24  BIDDER'S PROPOSAL AMENDMENTS: Bidders may change or amend their proposal
        ----------------------------
        at any time between time of submission and the closing date and time specified in paragraph 1.03 above. Said changes must be in writing. Phone calls, telegrams, or facsimile transmissions will not be accepted. No changes will be accepted after the date and time specified for submission and receipt of proposals.

  1.25  PROPOSAL TENURE: The bidder's proposal shall remain firm and unaltered
        ---------------
        for a period of 90 days from date of the bid opening or until a contract is fully executed, whichever is earlier.

  1.26  PROPOSAL RESERVATIONS: The State reserves the right to reject any or all
        ---------------------
        proposals, to award in whole or in part, and to waive minor defects and technicalities. An individual proposal may be rejected if it fails to meet any requirement. The State may seek clarification from a bidder at any time, and failure to respond is cause for rejection. Contract negotiations may be necessary after award in order to memorialize understandings.

        Submission of a proposal confers no rights on the bidder to an award or to a subsequent contract. This RFP process is for the benefit of the State only and is intended to provide the State with competitive information to assist in selection of goods or services. All decisions on compliance, evaluation, terms and conditions shall be made in the best interest of the office of the Secretary of State and solely at the discretion of the Secretary of State.

  1.27  PERFORMANCE BOND: The successful bidder WILL be required to post a
        ----------------
        Performance Bond within thirty (30) days after notification of award. The Vendor agrees to produce and deliver a Faithful Performance Bond in the principal sum of One Million Dollars ($1,000,000.00) and to maintain said bond continuously and at all times during the entire term of this agreement. The Vendor

                                                                       DS Ol 98R

        shall execute such bond as principal, and the Surety Company shall have a rating of not less that A + AA according to Best's Key Rating Guide and be licensed to transact business in the State of Illinois. Such bond shall be conditioned on full performance of all obligations imposed on the Vendor by this agreement and shall provide that upon the Vendor's failure to perform any such obligation, the State of Illinois may recover from the Vendor or Surety or both, any and all damages as result of such failures.

  1.28  TIME LIMITS: All time limits stated in these proposal documents are to
        -----------
        be considered of the essence of the contract. The Contractor agrees to conform to all schedules in implementation plans and key dates included in this RFP and in their proposal. Any modifications or extensions require the written approval of the 1505 Director of Driver Services.

  1.29  DOWNTIME DAMAGES: If the Contractor fails to perform any requirements
        ----------------
        during the contract resulting in downtime of workstations, the ISOS may assess liquidated damages. Failure to perform any requirements during the contract resulting in downtime of an entire facility may result in liquidated damages and may be grounds for termination of the contract. Damages shall be assessed in the amount of lost revenue based on cost per issuance of DL/ID cards and daily volume for that facility or Image Workstation.

  1.30  AWARD OF CONTRACT: The Office of the Secretary of State will select the
        -----------------
        proposal which best serves the interest of the State, price and other factors being considered. The ability of the bidder to complete the task within the time required will be a factor. The method of evaluation shall be determined by the State and will be as stated in Part 13. All awards must be approved by the Secretary of State or his designee.

        The vendor chosen for award will enter into contract negotiations if requested to do so. If agreements cannot be reached to the State's satisfaction, then negotiations may begin with another bidder.

  1.31  CONTRACT: This RFP document together with the bidder's proposal and
        --------
        attachments thereto, plus the Notice of Award (and Notice to Proceed if applicable) issued by the Office of the Secretary of State shall constitute the entire written agreement between the parties.

  1.32  COMMENCEMENT OF WORK: The successful bidder must not commence any
        --------------------
        billable work prior to receipt of a fully executed contract. Work done before said final execution is at vendor's risk.

  1.33  VENDOR CONTACT: The bidder shall identify by name, title and phone
        --------------
        number one person designated by the bidder to serve as the primary contact for all matters pertaining to the bidders proposal and any subsequent contract. In the absence of such designation, the person who signs the proposal shall be deemed the vendor contact.

  1.34  ASSIGNMENT SUBCONTRACTING JOINT VENTURES: The Secretary of State intends
        ----------------------------------------
        to contract with a single entity, and that one entity shall be contractually responsible for full performance. The bidders response must include their intentions to assign, subcontract or enter into any joint venture to render services hereunder and shall identify any proposed assignee, subContractor(s) or joint venture partners, all of which are subject to the approval of the Purchasing Agent for the Secretary of State. For any joint venture to be acceptable, a single primary vendor must take full contractual responsibility for performance. No assignment, subcontract, or joint venture shall operate to increase any costs or obligations to the State.

                                                                       DS Ol 98R

  1.35  PUBLIC INFORMATION: Material submitted by the successful bidder for
        ------------------
        evaluation, including any marked confidential, proprietary or trade secret, shall be considered public and open for inspection for one year from date of award. All materials submitted by other bidders shall be closed except that an abstract containing the various bidder names and pricing shall be available for inspection.

        Only the final results of the State's evaluation shall be considered public. Work papers and individual evaluator's comments and notes are not open public information.

        Public information relative to the contract resulting from this RFP will be available for review, after the award has been made, during normal business h6urs at Budget and Fiscal Management, Purchasing Division, Room 124 Howlett Building, Springfield, Illinois (telephone:
        217/782-8892). Please give 48 hours notice of intent to review. No copy facilities are available. Requests for copies may be made in accordance with the provisions of the Freedom of Information Act.


  1.36  IDHR IDENTIFICATION NUMBER: Bidders must be pre-qualified by, and have
        --------------------------
        been issued an identification number as evidence of said pre-qualification by the Illinois Department of Human Rights (formerly known as the Fair Employment Practices Commission). The IDHR number may be obtained from:

        Illinois Department of Human Rights
        Public Contracts Unit
        100 West Randolph Street, lOth Floor
        Chicago, Illinois 60601
        Telephone: (312) 814-4335

                                                                    DS    Ol 98R


  2.00  GENERAL TERMS AND CONDITIONS
        ----------------------------

  2.01  FISCAL FUNDING: Obligations of the State shall cease immediately without
        --------------
        penalty of further payment being required if, in any fiscal year, the Illinois General Assembly fails to appropriate or otherwise make available fluids for this contract. The Secretary of State will, however, use its best efforts to secure funding for this contract.

  2.02  COMPLIANCE WITH LAW: The vendor shall comply with all regulations, laws,
        -------------------
        local ordinances, and licensing requirements as may now exist, or which may be enacted hereafter, pertaining to this contract.

  2.03  GOVERNING LAW: This RFP and any subsequent contract shall be governed by
        ------------
        the laws and rules of the State of Illinois which by reference are incorporated herein.

  2.04  NON-DISCLOSURE - PUBLICITY: The Vendor shall not use the Secretary of
        --------------------------
        State's name in any publication, promotion or advertisement in any communication medium presently devised or in any future medium not presently in existence, without the written permission of the Secretary prior to the issuance of any such publication, promotion or advertisement.

  2.05  VENUE: The judicial venue for the interpretation of this contract shall
        -----
        be limited to the Circuit Court of Sangamon County, Illinois or the United States District Court for the Central District of Illinois (Springfield Division). The Court of Claims shall be the venue to consider any claims filed against the State pursuant to this contract.

  2.06  INDEPENDENT VENDOR STATUS: The vendor is an independent vendor to the
        -------------------------
        State of Illinois, and neither the vendor nor persons employed by the vendor shall represent themselves as employees of the State.

  2.07  FORCE MAJEURE: Neither party hereto shall be responsible for delays or
        -------------
        failures in performance resulting from acts beyond the control of said parties. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the-fact, fire, communication line failures, power failures, earthquakes, or other disasters.

  2.08  INSURANCE: The Vendor shall not commence work under this contract until
        ---------
        he has obtained all insurance required by this Article and until insurance has been approved by the Secretary. All specified insurance shall be provided by the Vendor and at the Vendor's own expense. Said insurance shall remain in full force and effect until the term of the contract is completed.

  2.09  REQUIRED MINIMUM INSURANCE COVERAGE:
        -----------------------------------

        A. COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE WITH BODILY INJURY: The Contractor shall purchase and maintain Comprehensive Automobile Liability Insurance with Bodily Injury including death in the limits of and amount not less than $300,000.00 per person and $500,000.00 per accident.

        B. WORKMEN'S COMPENSATION INSURANCE: The Vendor shall purchase and maintain, in a company qualified to do business in the State of Illinois, insurance protecting the Vendor from all liabilities that may be imposed under the Workmen's Compensation Act and the Workmen's Compensation Occupational Act of the State of Illinois, and in case any work is sublet, the

            Vendor shall require the SubContractor similarly to provide such insurance for all the latter's employees. The limit of liability afforded under the Employer's Liability Section of the Workmen's Compensation and Employer's Liability Policy shall not be less than $100,000 for any one accident.

    C. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE: The Vendor shall take out and maintain during the life of the contract such Comprehensive Public Liability and Property Damage Insurance as shall protect him from claims for damages for Bodily Injury, including accidental death, as well as from claims for property damage, which may arise from activities under or incidental to the contract, both on or off the project, whether such activities be by or by any of his SubContractors or their SubContractors or by anyone directly or indirectly employed or otherwise contracted with by any of them. The amounts of this and other insurance shall be as specified below. (This provision shall be construed as requiring the Vendor to take out and maintain Vendor's Protective Insurance and Contractual Insurance in like amounts.)

            1. Combined single limit of $500,000 per occurrence for Bodily
               Injury and Property Damage Liability (this coverage may be provided by a combination of Primary and Excess Liability policies).

            2. The State of Illinois, Office of the Secretary of State shall be named as an "additional insured" on all policies.

2.10    EVIDENCE OF INSURANCE COVERAGE: The Vendor shall file with the
        ------------------------------
        Secretary, Certificates of Insurance showing Workmen's Compensation and Public Liability Coverage signed by the Insurance Company or their insured, the description of the work covered by such insurance, the insurance policy numbers, the limits of liability of the policies and the dates of their expiration, with a further certification from said insurance companies that their policies will not be changed, cancelled or terminated without ten days prior notice in writing to the Secretary.

2.11    CANCELLATION: This contract may not be cancelled by either party without
        ------------
        cause. The Secretary of State may, however, terminate or rescind this contract at any time if the Vendor fails to comply with the terms, conditions and specifications or other breach of contract.

2.12    MORE FAVORABLE TERMS: The Vendor agrees that if more favorable terms for
        --------------------
        items bid herein, under the same type of contract and for the identical or less quantity have been since the date of the commencement of this contract granted to any state or local government agency or unit in any state in the United States of America, that such terms shall be applicable to this contract commencing with the date such terms granted to such other agency which were negotiated with such "more favorable terms" shall also be made applicable to this contract.

2.13    PRODUCT IMPROVEMENT: In the event the manufacturer should discontinue
        -------------------
        the manufacture of any item of equipment or supplies being used by the State under this contract and begins to market new, improved versions of said item(s), then the Vendor shall deliver the improved item(s) to the State at no additional cost to the State, subject to approval by the Purchasing Agent.

2.14    NOTICE OF INTENT: During the period of this contract, or any renewal
        ----------------
        thereof, the Vendor shall give at least 180 days notice to the Purchasing Agent, Office of the Secretary of State if the Vendor intends not to exercise Vendor's option to renew. Such notice requirement is necessary and proper in order that the State be allowed sufficient time to initiate and establish a new contract.

2.15    NON-HIRING OF EMPLOYEES: For the term of this contract, and for twelve
        -----------------------
        (12) months following its termination, the parties hereto agree not to employ any personnel of the other party. 2.16 WAIVER: Any variance or modification permitted by either party in favor of the other party as to the terms and enforcement of this agreement shall not operate as a waiver of the said term or condition as to subsequent enforcement of this agreement.

2.17    NOTICES: All notices required under the terms of this agreement shall be
        -------
        delivered in person or by certified or registered mail with return receipt to the address shown herein or at the last known address of the parties hereto.

3.00    THE PRESENT SYSTEM AND ENVISIONED FUTURE SYSTEM:
        -----------------------------------------------

3.01    GENERAL CONSIDERATIONS: Illinois drivers are licensed by ISOS Examiners
        ----------------------
        at 138 Driver Services Facilities.

        Each facility is equipped with two to twenty-five IBM compatible PCs connected to RISC System l6OOO or compatible system. The RS/6000 system is a dual system in six facilities sharing data using Network File System. Each system has five to nine Okidata dot matrix printers attached plus a Eaton Validation printer.

        The R516()00 is utilized to run the Facility Application System and serves as the communication gateway to the ISOS Host Computer. The Facility applications are written in COBOL with C routines used for some system level tasks.

        The RS/6000 use MX for the operating system. The PCs are using Microsoft Windows 3.1. The MS Windows program manager has been replaced with a Visual Basic program to strictly limit access to applications related to the facility processes.

3.02    TYPICAL DL/ID ISSUANCE PROCESS:
        ------------------------------

        A.  Applicant enters a Facility and their identity is verified.

            1) Identification is checked.

            2) A computer inquiry to the ISOS Host Computer is accessed to check any existing records. Applicant proceeds (if identification process has been cleared).

        B.  Examiner Prepares Application.

            1) The Examiner enters up to 57 data input variables of DL/ID card entries depending on the applicant's need or requirements. This accesses the ISOS Host Computer to verify the type of transaction being attempted. If accepted, the Facility Server returns a new screen for the process to continue.

            2) Any necessary changes are made to the applicant's record (name, address, etc...)

            3) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.

            4) The DL/ID application process is completed and an application prints.

            5) The applicant signs their name affirming that the information contained on the application is correct. Examiner signs, witnessing the signature.

            6) The applicant is sent to a cashier area.

        C.  Appropriate Fee is Taken (if any).

            1) The Examiner enters the applicant's DL/ID number to access the
               Facility Server to allow acceptance and validation of any appropriate fee.

            2) The validation printer attached to the Facility Server prints a control number on to the application. This number is used for accounting purposes and tracking of the application. The control number also appears on the final issued document.

            3) Applicant takes any required examinations needed for issuance of a new document.

        D.  Entry of Final Results to the Computer System.

            1) The Examiner enters the results of any applicable exams taken during this application process. The Facility Server transmits and updates on-line/real-time with the ISOS Host Computer. This also instantly produces the final document sent to a camera card printer for completion.

        E.  DL/ID Card Production.

            1) The applicant signs a computer generated "camera card." This card includes all the information that will appear on the front of the DL/ID card.

            2) The camera card is inserted into the camera which takes a picture of both the card and the applicant.

            3) After the film develops, the Examiner die cuts and laminates the card and issues the DL/ID card.

            4) If the applicant fails any portion of an exam or if an
               Instruction Permit is requested, there is no camera involvement. The system prints on the camera card stock an Instruction Permit and/or receipt that is signed by the applicant. They are instructed to bring this document back when they attempt their next examination.

3.03    ENVISIONED FUTURE SYSTEM: Illinois drivers will be licensed by ISOS
        ------------------------
        Examiners at a approximately 138 facilities. throughout the state. Along with DL/ID cards, other permits and licenses will also be issued using Image Workstations.

        ISOS-supplied computer terminals and Contractor-supplied Image Workstations, networked to the 1505 Host Computer through Facility Servers will be located at all ISOS facilities throughout the state. Examining staff will retrieve or enter the applicant's information on the data input screen, determine what (if any) tests need to be administered, and assist the customer accordingly.

        The Image Workstation will be able to capture the signature, capture the picture, and save the images; the Image Workstation will also be able to print the DL/ID card.

        The facility system must have the ability to: (1) to place the Image Workstation at the beginning of the application process or at the end,
        (2) have the RISC Systeml6()()0 have the print control so either the Image Workstation or a PC Workstation has the ability to print the final document, (3) have bar code readers attached to 1505 selected PC Workstations to make the information contained on the DL/ID cards accessible to the facility application system, and 4) start to process the next DL/ID card while printing one DL/ID card.

        The ISOS Host computer will receive updated text and image data on-line/real-time.

        There are two (2) envisioned DL/ID card issuance processes. Both options (described below), will be incorporated into all facilities. The choice of which process to be used in each facility will be determined by ISOS. In one, the image capturing process will be handled at the back end of the process, as it is currently handled. In the second case, the image capturing process will be handled up front at the beginning of the application process. This is to reduce fraudulent activity.

3.04    BACK-END PROCESS:
        ----------------

        A.  Applicant enters a Facility and their identity is verified.

            1)  Identification is checked.

            2) A computer inquiry to the ISOS Host Computer is accessed to check any existing records. If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the card to load the inquiry to the Facility Server.

            3) If a previous image is on file, the Examiner will be able to retrieve the image to verify it is the same individual. The retrieved image will be held by the Facility Server and will generally be used instead of creating a new image of the individual.

        B.  Examiner Prepares Application.

            1) If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the card to load the applicant's information to the Facility Server. The Examiner enters up to 57 data input variables of DL/ID card entries depending on applicant need or requirements. This accesses the ISOS Host Computer to verify the type of transaction being attempted. If accepted, the Facility Server returns a new screen for the process to continue.

            2) Any necessary changes are made to the applicant's record (name, address, etc.).

            3) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.

            4) The DL/ID application process is completed and an application prints.

            5) Applicant signs their name affirming that the information contained on the application is correct. Examiner signs, witnessing the signature.

            6)  Applicant is sent to a cashier area.

        C.  Appropriate Fee is Taken (if any).

            1) The Examiner scans the printed bar code off the application created to access the Facility Server to allow acceptance and validation of any appropriate fee.

            2) The validation printer prints a control number onto the application. This number is used for accounting purposes and tracking of the application. The control number also appears on the final issued document.

            3) Applicant is sent to take any required examinations needed for issuance of a new DL/ID.

        D.  Entry of Final Results to the Computer System.

            1) The Examiner scans the application bar code and enters the results of any applicable exams taken during this application process.

            2) The Examiner will enter all required information if a new image and signature is required.

                a) If a new image and signature is not required, the Facility
                   Server transmits and updates online/real-time the text data to the 1505 Host Computer and sends a request to the Image Workstation printer to print the new DL/ID) card. The applicant is sent to the area where the Image Workstation printer is located and the Examiner will hand them their new DL/ID.

                b) If the applicant fails any portion of an exam, a picture and signature may not be captured. The system will print a receipt that is signed by the applicant. This receipt may print off a printer other than the Image Workstation. They will be instructed to bring this receipt back when they attempt their next examination.

                c) If an image and signature is required to be captured, a request is sent to the Image Workstation so the required demographic information can be retrieved. The applicant is sent to the area where the Image Workstation is located.

        E.  DL/ID card production.

            1) The Image Workstation is accessed and lists which applicants require an image and signature to be captured.

            2)  The applicant's signature is captured electronically.

            3)  A picture of the applicant is captured.

            4) Once the Examiner completes this process and saves the images to the Image Workstation and Facility Server, the Facility Server transmits and updates on-line/real-time text and image data to the 1505 Host Computer and sends a request to the Image Workstation printer to print the new DL/ID card. The applicant receives the new DL/ID.

3.05    FRONT-END PROCESS:
        -----------------

        A.  Applicant enters a Facility and their identity is verified.

            1)  Identification is checked.

            2) A computer inquiry to ISOS Host Computer is accessed to check any existing records. If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the card to load the existing information to the Facility Server.

            3) If a previous image is on file, the image is retrieved to verify it is the same individual. The retrieved image will be held in the Facility Server and will generally be used instead of creating a new image of the individual.

            4) If no image is on record, or if a new image is required to be captured, a file is created using the computed DL/ID number. The Examiner will begin the process of capturing the signature and image:

                a)  The applicant's signature is captured electronically.

                b)  A picture of the applicant is captured.

                c) Once the Examiner completes this process and saves the image, the Image Workstation and Facility Server. hold the information for retrieval throughout the current processing of the applicant.

        B.  Examiner Prepares Application.

            1) If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the DL/ID card to load the applicant's information to the Facility Server.

            2) If the applicant had their signature and image captured at the identification process, the Examiner will enter the computed DL/ID number to retrieve the image and start the application process.

            3) The Examiner will then enter up to 57 data input variables for DL/ID card entries. This accesses the ISOS Host Computer to verify the type of transaction being attempted. If accepted, the Facility Server returns a new screen for the process to continue.

            4) Any necessary changes are made to the applicant's record (name, address, etc.)


            5) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.

            6) The DL/ID application process is completed and an application prints.

            7) The applicant signs their name affirming that the information contained on the application is correct. Examiner signs, witnessing the signature.

            8)  The applicant is sent to a cashier area.

        C.  Appropriate Fee is Taken (if any).

            1) The Examiner scans the printed bar code off the application created to access the Facility Server to allow acceptance and validation of any appropriate fee.

            2) The validation printer prints a control number onto the application. This number is used for accounting purposes and tracking of the application. The control number also appears on the final issued document.

            3) Applicant takes any required examinations needed for issuance of a new DL/ID.

        D.  Entry of Final results to the Computer System and DL/ID Insurance.

            1) The Examiner scans the application bar code and enters the results of any applicable exams taken during this application process.

                a) The Facility Server transmits and updates on-line/real-time the text and image data to the ISOS Host Computer and sends a request to the Image Workstation printer to print the new DL/ID card.

                b)  After printing, the Examiner will issue the new DL/ID card.

                c) If the applicant fails any portion of an exam, a DL/ID card will not be issued. The system will print a receipt that is signed by the applicant. This receipt may print off a printer other than the Image Workstation. They will be instructed to bring this receipt back when they attempt their next examination. The signature and image will not need to be captured again if the applicant chooses to take the exam on the same day in the same facility. The earlier captured image will be accessible.

3.06    DL/ID CARD VOLUMES AND OFFICE OPERATING HOURS:
        ---------------------------------------------

        The Bidder shall submit their proposal based on the following projected DL/ID cards volumes:

                1998 = 3,200,000
                1999 = 3,300,000
                2000 = 3,400,000
                2001 = 3,500,000
                2002 = 3,600,000

        These yearly volumes cannot be guaranteed by ISOS and are only an estimate.

        The Bidder's solution must provide an adequate amount of Image Workstations at each ISOS Facility to meet the peak number of DL/ID cards issued per hour at each Facility. See Attachment A.

        Bidders must plan on at least 247 working days per permanent facility in Illinois (based on a 5 day work week, that may include Saturday). Illinois recognizes 13 holidays per year. The only current exception is one facility that is open 7 days a week and recognizes only 3 Holidays.

4.00    SPECIFICATIONS FOR EQUIPMENT AND SYSTEMS REQUIREMENTS:
        -----------------------------------------------------

4.01    SCOPE OF WORK: Install enough Image Workstations at all permanent and
        -------------
        mobile facilities throughout the State of Illinois and at ISOS Driver Services Administrative Offices to adequately meet the anticipated peak hourly volumes (see Attachment A). These Image Workstations must be capable of producing finished DL/ID cards, via over-the-counter (instant) issuance, with unique printing on both the front and back sides of the DL/ID cards. The Image Workstations must be capable of saving picture and signature images, and uploading and retrieving them on-line/real-time from the Central Image System via the Facility Server. All Image Workstations must be of new manufacture and state-of-the-art at the time of implementation.

        In addition to the above, provide ISOS with nine (9) Back-up Image Workstations with 19 back-up printers that ISOS can use as temporary Workstations to replace Workstations that are inoperative. Provide ISOS administrative offices with two (2) retrieval only Workstations capable of printing black & white and color blow-ups, and faxing black & white blowups.

        Design a total of five (6) mobile travel team configurations (one which shall serve as the back-up) that can access CDLIS, PDPS, and the ISOS Communications Network, and issue DL/IDs from remote sites, using 110 Volt outlets and regular telephone connections.

        Provide the hardware and software necessary to capture, store, upload, and retrieve images via the ISOS Communications Network. Locate the Central Image System at ISS to be operated by 1505 personnel and train ISOS personnel on the operation of the Central Image System before full implementation, if the option to purchase the System from the Contractor is included in the final contract.

        Provide for the Image Workstation, when logging on to the network, to query and download, if necessary, from the Central Image System, the latest version of Image Workstation software.

        Include, as an option for future implementation, a Central Issuance Production System for DL/IDs that are the same in construction and appearance to those issued in a facility, using stored images.

        Be able to transmit images and data over TCP/IP and X.25 networks.

        Complete a site survey of all facilities, with ISOS personnel, to determine equipment needs, physical plant upgrades, and other needs for Image Workstation installation and system implementation. Train all required ISOS personnel on the operation of the Image Workstations and provide current documentation.

        Perform preventive maintenance, as agreeable to ISOS, and repair or replace Image Workstations.

        Maintain Central Image System hardware and software during the term of the contract, included in the cost per issuance or if the option to purchase the system from the Contractor is included in the final contract.

        Maintain Central Issuance System, if it is acquired from the contractor, during the term of the contract.

        Provide camera-ready artwork for ISOS to design a four-color, two-sided 8-1/2" x 11" trifold brochure on the features of the new DL/ID card. Produce 750,000 copies of the brochure for ISOS.

        Work with ISOS in designing a variety of DL/ID card formats.

        Provide ISOS with the capability of independently adding and deleting DL/ID card formats.

                                                                       DS 01 98R


5.00    DIGITAL DRIVERS LICENSING WORKSTATION SPECIFICATIONS:
        -----------------------------------------------------

5.01    GENERAL CONSIDERATIONS: Goals in converting to digital imaging DL/ID
        -----------------------
        card production include ease of use for personnel, expandability, adjustability, portability, and ergonomic design. Customer service remains paramount. Unless otherwise noted as a requirement, these are considered to be desirable features throughout the System design.

5.02    IMAGE WORKSTATION COMPONENTS: Each Image Workstation must include all
        -----------------------------
        hardware and software necessary to produce DL/ID cards for over-the-counter (instant) issuance, store and forward images to the Central Image System through the Facility Server for storage and retrieval of picture and signature images at one hundred thirty eight
        (138) Facilities. All Image Workstations and their components must be of new manufacture.

        At a minimum, each Image Workstation will include:

               . A 200 MHz computer with a Pentium processor or equivalent, 16 MB RAM, and a 3.5 inch. floppy internal drive;

               . A minimum SVGA, .28 Dot Pitch, 17 inch color Energy Saver Monitor capable of displaying

               . 1024 X 768 pixels with 256 colors at a minimum 75Hz refresh rate. For the mobile units, a smaller 14 inch SVGA, .28 dot pitch monitor is required;

               .  True multi-tasking operating system;

               .  A camera with an illumination feature;

               .  A minimum 101 key keyboard;

               .  A Microsoft mouse or equivalent;

               . A Hard disk capable of storing the Image Workstation software and a minimum of ten days of images and signatures for that facility;

               . The Image Workstation should have several empty expansion slots, SIMMS, and drive bays to allow for future expansion of the system for potential future applications;

               .  A floppy disk driver lock;

               .  A signature capturing device;

               . A color printer, with a minimum output of 300 dpi capable of printing on both sides of the card;

               .  A single colored backdrop, wall-hung or freestanding;

               .  Ethernet Network communications card;

               . Uninterruptable power supply (UPS) for each Image Workstation to allow for a minimum of 4 minutes of up-time;

                                                                       DS 01 98R

                . Cabling for attachment to the Facility Server.

                . A port for a bar code reader.

        The Image Workstation must not require duplicate or repetitive key entry operations by ISOS Examiners.

        The signature capturing device must accommodate right and left-hand applicants, as well as applicants with disabilities.

        Monitors shall be ergonomically satisfactory for comfort and fatigue-free viewing and shall include tilt and swivel adjustments, reflection/glare reduction features, brightness and contrast controls, and low-level radiation protection features. Image Workstation keyboards shall be detachable, angle adjustable and have a palm/wrist support. Mouse shall be ergonomically satisfactory for comfort and fatigue-free use. Printer noise level shall not exceed 75 decibels.

        The Image Workstation must be operable with either the mouse or keyboard.

        The Image Workstation must generate a confirmation that the picture and signature images have been captured, digitized and stored on the Image Workstation or a warning that the images have not been properly captured, digitized and stored.

        The Image Workstation shall use a solid state color camera. It shall require minimal manual adjustment and provide optimal consistency and quality in images. The depth of field shall be sufficient as to allow a fixed focus system with a subject to lens focal distance being constant and thus the only reference necessary to focus. If not equipped with automatic focus, the lens to subject focal distance shall be fixed and shall not exceed sixty (60) inches. 'The camera must be equipped with a strobe or other lighting device for adequate illumination of the applicant. The strobe or lighting device must compensate for various Facility ambient light conditions and for applicants of various complexions.

        The Image Workstation must be capable of being operated by either a left-handed or right-handed operator from' behind a desk or counter. The camera must be capable of being easily adjusted to capture the picture image of applicants either standing or seated. The applicant's picture image must be easily centered in the camera by means of a viewfinder, monitor display, or other acceptable device. The Image Workstation must allow the picture to be viewed on the monitor after capture but before saving the image. If the image is not acceptable, the Operator must be allowed to easily unfreeze the image and recapture it until an acceptable image is viewed. Likewise, the signature must be viewed on the monitor for acceptability, and be capable of being recaptured until an acceptable image is captured.

        A one-step printer that prints the card and seals or laminates it without operator intervention after card production begins, is required.

        The Image Workstation should be capable of producing the finished DL/ID card within two minutes from the time the Operator presses the key to save the picture and signature images. The Contractor's Image Workstation should be capable of processing the next applicant after the previous applicant's images have been saved to the Image Workstation's hard drives and sent to the printer for printing. No applicant should be made to wait to be processed for more than 20 seconds after the Operator presses the store images/print key(s) for the previous applicant. Each printer should be capable of

                                                                       DS 01 98R

        printing a minimum of 40 cards per hour. The print ribbons or cartridges should be capable of printing 500 cards each.

        The Image Workstation, including all associated electrical equipment, shall be designed and built in such a manner that a voltage fluctuation with a low of 90 and a high of 130 volts AC will not affect performance. All electrical equipment must operate on a regular 110 volts, 60 cycle AC, be equipped with a grounded plug and meet Underwriter Laboratory Standards. All equipment proposed' must be designed so that voltage fluctuations shall be compensated for by an automatic voltage control unit provided by the Contractor. Bidders must discuss the ability of all components to operate normally under room temperature extremes.

        The warm-up time from a cold start at the beginning of the day for the Image Workstation to be ready to completely process a driver license shall not exceed ten (10) minutes. The time to close down and secure the Image Workstation at the end of the day shall not exceed ten (10) minutes. Daylight loading and unloading of the print media, without damage to the finished product, is required. A sample DL/ID card must be produced after initial start-up to verify that the printer has been properly set up. It also must be capable of printing a sample DL/ID card upon request.

        The Bidder must provide an adequate amount of Image Workstations to meet the peak number of DL/ID cards issued per hour at each Facility, as described in Attachment A.

        Nine (9) Image Workstations will be used by ISOS as back-up systems. The Back-up Image Workstations will be located at five (5) of ISOS's ten
        (10) regional facilities and three(3) of five (5) Metro Zones (see Attachment A), plus one (1) will be for the Mobile Units. These Image Workstations must be functionally identical to the permanently installed Image Workstations except they must be capable of being readily transported by ISOS personnel from one facility to another. For each Image Workstation, there will be two (2) printers except for the Mobile Unit spare which will have one (1), for a total of 19 back-up printers. If this is found to be insufficient to keep all of ISOS facilities fully functional, the Contractor must supply additional backup units at no additional cost to ISOS. The training sites will use one or more of the backup Image Workstations on an as-needed basis for training purposes.

        Two additional Image Workstations will be provided for special purpose functions. The first will be used by at ISOS Administrative Offices to issue special DL/ID cards, issue No Photo or No Photo and No Signature DL/ID cards and to issue a DL/ID card using previously stored images. A laptop PC with a digital camera that can verify image quality at time of capture and a signature pad must be supplied. The second Image Workstation will be used by the development staff for the testing of new DL/ID formats, Facility Server to Image Workstation communications and any other tests deemed necessary by ISOS. The second Image Workstation may be provided without a printer and camera unit if provisions are made to simulate these functions such as retrieval of images from disk.

        The images stored on the Image Workstation replaced by the Back-up Image Workstation must be saved onto the Back-up Image Workstation. The Bidder must explain in their proposal how this will be accomplished.

        The Contractor must provide for automatic downloading, if necessary, the latest version of Image Workstation software to the Image Workstations from the Facility Server, when they logon to the Facility Server. This will allow for fast updates of software fixes and for the fast update of the DL/ID card formats.

                                                                      DS 01 98R

        Cases must be provided for carrying the equipment used for the Mobile Units and Back-up Workstations. It is desirable that no single case, with Image Workstation components, weigh more than Seventy-five (75) pounds. The Bidder must mention in their response the total number of cases required per Image Workstation and the weight of each case, including hardware.

        A minimum twenty (20) one-dimensional bar code readers and a minimum twenty (20) two-dimensional bar code readers and applicable software that must be capable of attaching to a existing ISOS PC using a serial or parallel port and running MS Windows 3.1 must be provided. The twenty
                                                                      ----------
        (20) one-dimensional bar code readers may be deleated if the two-
        -----------------------------------------------------------------
        dimensional bar code readers are capable of reading the one-dimensional
        -----------------------------------------------------------------------
        bar codes. These bar code readers will be used by ISOS for quality
        ------------------------------------------------------------------
        assurance and fraud investigations.
        ----------------------------------

5.03    IMAGE WORKSTATIONS FOR MOBILE SITES: The Image Workstations to be used
        ------------------------------------
        by the Mobile Units shall offer maximum portability and shall function the same as those used by the permanent facilities. All connectivity to the Facility Server and other features described for the permanent sites apply to these mobile units. The mobile units will be a small facility on wheels. Assembly and disassembly of the equipment should be kept to a minimum to avoid damaging the equipment and cables. The Contractor will be responsible for replacement cables that are damaged or worn under normal use, which includes any and all assembly and disassembly done by the Mobile Unit.

5.04    TERMINAL EMULATION MODE: Each Image Workstation should be capable of
        ------------------------
        executing a terminal emulation program of ISOS' choosing. The terminal emulation program currently in use is called GLINK and is compatible with MS Windows 3.11 and DOS 5.0.

        Each Image Workstation must be capable of running telnet, a utility to the Facility Server, and executing the Facility Server's Application software. The Image Workstation may be required to be used as both an applications terminal and an Image Workstation within the smaller facilities.

        The Image Workstation must be programmed so the Operator can hot key between terminal emulation and the Contractor's DL/ID card issuance program.

5.05    INTERACTION WITH FACILITY SERVER AND ISOS HOST COMPUTER: The Image
        --------------------------------------------------------
        Workstation provided by the Contractor shall be compatible and interface with the ISOS existing facility computer and 1505 communication Network system described in Attachment B. This interface will be through a LAN connection using TCPIIP.

        The Bidder will be responsible for all software required to retrieve the text data from the Facility Server, post the image to the Facility Server, and posting the images to the Central Image Server through the Facility Server.

        An option exists to mount a portion of the Facility Server's disk to the Image Workstation to facilitate transferring of images and text data. This option is used for DOS based, including MS Windows 3.11, applications. It is not known if this option is available for other operating systems. The bidder, in their proposal, will describe how this option would function if it is to be used.

        Once the applicant has been approved to have a DL/ID card issued, the Facility Server will send to the Image Workstation the applicant's record necessary to produce a DL/ID card. In order to efficiently operate two or more Image Workstations located at one facility, the Contractor must provide Facility Server and Image Workstation software to make sure the queuing for the Facility is

                                                                     DS 01 98R

        available to both (all) Image Workstations. The Bidder must explain, in their proposal, their solution to accomplish this task.

        The Image Workstation, once it has received the DL/ID record, must place the record in a queue menu so that the first applicant processed through the ISOS terminal will be the first applicant to have their DL/ID card produced. If the first person in the queue is not available for processing, the Operator must have the ability to choose another person from the queue menu.

        The applicant's picture image, signature image, DL/ID number, Social Security number and Examiner and Image Workstation Operator IDs (collectively called the Image' File) is the only information to be saved to the Central Image System, as the Image File. The 12 digit DL/ID number or Social Security number will be file pointers used to retrieve the Image File from the Central Image System and they must not be compressed. No DL/ID card, except for a Special ID card, is to be produced without the Image File being saved onto both the Image Workstation's hard drive and the Facility Server hard drive. If one of the hard drives is inoperative, the Image File shall be saved on the remaining hard drive until such time the failed hardware is repaired. The Image File will be uploaded to the Central Image System online/real-time in such a manner as not to overly burden the overall system. The Image Workstation must be capable of both batch mode and on-line/real-time uploading.

        During the end of day shut-down procedure the Image Workstation must provide an audible and visual indication that images have not been uploaded to the Facility Server and a warning not to turn off the Image Workstation. Once the Operator at the facility acknowledges this indication, the Image Workstation must be automatically placed in a stand-by mode which will allow the Image Workstation to transfer images after hours. All Image Workstations must have the capability of having the Image Files, not already uploaded to the Central Image System, loaded onto 3 112" diskette(s) and transported to the Central Image System by ISOS for uploading. This process will be used for unforeseen emergency situations. The 3-112" diskettes for all these procedures will be provided by ISOS.

        The Image File must be stored on the Image Workstation's hard drive and the Facility Server, transmitted, and stored on the Central Image System in 'compressed format. The DL/ID number and Social Security number will not be compressed. The Central Image System must store the digital image documents in JPEG format using AAMVA Best Practices Imaging Standard For Photographs And Signatures (see Attachment E). At a minimum the picture image must be 242 pixels per line by 405 pixels per line. Follow Figure 7 of the AAMVA standards which defines the recommended best practices for color photos by shading in the options which are recommended for DMV licensing applications. Follow Figure 8 of the AAMVA standards which defines the recommended best practices for signatures by shading in the options which are recommended for DMV licensing applications. All Image Files will be the property of the State and ISOS will be the custodian. The Bidder shall mention in their technical response, the maximum number of bytes their Image File will take on the Central Image System.

        The Image Workstation shall not print a normal DL/ID card without the record from the Facility Server.

        The Contractor must provide for the Image Workstation, when logging-on to the Facility Server, to automatically query and download, if necessary, the latest version of Image Workstation software. This will allow for fast updates of software fixes and for the fast update of DL/ID card formats.

                                                                     DS 01 98R

        The Image Workstation must keep track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Image Workstation's shutdown procedure, this information must be stored on the Image Workstation and uploaded to the Central Image System through the Facility Server. The Central Image System software must allow ISOS to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type by each Image Workstation, for a daily, weekly, monthly and yearly period. The final form of these reports will be approved by ISOS. The Image Workstation must also print, via one of the Facility Server's printers or other Contractor provided printer, the daily record of DL/ID cards printed and issued.

        These reports will be used by ISOS for reconciling fees received versus DL/ID cards produced, and advising the Contractor of the total number of DL/ID cards issued.

5.06    SPECIAL HANDLING OF DUPLICATE DL/ID CARDS: When an applicant requests a
        ------------------------------------------
        duplicate or corrected DL/ID card, except for the special circumstances listed below, they will not be allowed to have their picture and signature recaptured. Instead the Image Workstation must use the picture and signature images already on file to produce the duplicate or corrected DL/ID card. The Facility Server's Application Software will need to retrieve the image from the Central Image Server and store the image on the Facility Server. The Image Workstation will need to retrieve the image from the Facility Server to process the applicant.

        Both the "Duplicate" and "Image On File" fields of the driver's record must contain data in order to invoke this case of duplicate DL/ID card issuance. This will allow applicants who are requesting a duplicate, but who have never had their picture captured digitally, to have their picture and signature captured for the first time.

        The Image Workstation Operator may determine that an applicant requesting a duplicate or corrected DL/ID, who has previously had their picture and signature images captured digitally, have their images recaptured. In order to process this type of duplicate issuance, the Image Workstation must allow the facility supervisor to enter his or her ID to override the normal duplicate DL/ID card procedure.

        5.07 REPRINTS: Occasionally an applicant's DL/ID card must be
        --------------
        reprocessed because an error was made on the original issuance during the printing process. When this occurs a reprint is entered into - the PC application screen. The word "reprint" appears on the application screen. When a reprint is required, the Image Workstation must process the new DL/ID card using the applicant's picture and signature images already captured.

        Similar to the processing of a duplicate, the Image Workstation must give the facility supervisor the capability of overriding the normal reprint process and allow capture of a new picture and signature image of the applicant. The Contractor will be paid the per DL/ID card issued price for reprints.

5.08    IMAGE WORKSTATION SECURITY: The Image Workstation will be connected to
        ---------------------------
        the Facility Server, which will require that the Image Workstation's software have a Facility Server logon procedure. The Image Workstation must also have its own logon procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu for the Office supervisor to add, change, or delete Operator access codes or IDs must be provided by the Contractor. In addition, the Image Workstation shall not be operable without the use of the preassigned access codes and Operator IDs, which must be entered by the Image Workstation Operator for each transaction.

                                                                    DS 01 98R

        The Image Workstation must be connected to and communicating with the Facility Server before processing any DL/ID card.

        The Image workstation must not allow the Operator access to the operating system, utility software or any other software that might allow the Image Workstation to be used for purposes other than outlined here. The program shell should allow access to the Image Workstation software, the Facility Application software, Cliq, and a terminal emulator. Any attempt to leave the approved software to access unauthorized system software should be prohibited. ISOS is willing to have its custom program shell modified to include the necessary vendor software upon request.

        The Facility Server may also be used to download all or part of the Image Workstation software as a added security-measure.

        To minimize clutter, prevent damage and prevent easy removal, only the Image Workstation components necessary for capturing the applicant's signature and picture images will be located on the counter or desk.

        The camera must be mounted in such a manner as to prevent someone from easily removing it from its mounting. The camera mounting must be attached to the counter or desk, or configured in such a way as to prevent its easy removal. However, the camera, or an essential component of it that is required for it to operate, must be able to be detached to be stored in a secure location.

                                                                      DS 01 98R

6.00    OPTIONAL CENTRAL ISSUANCE SYSTEM SPECIFICATIONS:
        -----------------------------------------------

6.01    GENERAL CONSIDERATIONS: This type of DL/ID system is currently not
        -----------------------
        operational. It is a mandatory option in the RFP, because future initiatives may require it in the term of the contract.

        The bidder must demonstrate the capability to provide a Central Issuance System that meets the requirements specified in this section. To successfully meet potential future applications, the successful bidder must be capable of producing a DL/ID card both instantaneously in ISOS facilities, and centrally.

        The Central Issuance Digital Driver Licensing System must be capable of producing a DL/ID card that is indistinguishable from or identical to the DL/ID card that is produced in 1505 facilities by the Image Workstations proposed by the Contractor.

        The Central Issuance System must be capable of meeting the daily production needs. Sufficient capacity must be provided to accommodate system outages including repairs and preventive maintenance. Current estimates are 2,500 DL/ID cards a day at full production. Bidder shall propose a system to accommodate this in the most efficient, cost-effective manner.

        The Central Issuance System must be capable of retrieving the picture and the signature images from the Central Image System and the textual data from ISOS Host computer. An automated approach, using ISOS communications network is preferred.

        The Central Issuance System shall only be capable of producing a DL/ID card after retrieving the information from ISOS Host computer. The type of connection will be approved by ISOS. The necessary cabling will be the responsibility of the Contractor as part of installation.

        The Central Issuance System will be controlled and operated by ISOS.

        The Central Issuance System must perform the following services and functions:

               . Ability to manually select or hold a particular card to be produced;

               . Ability to restart incomplete or unsuccessfull production runs;

               .  Ability to request reproduction of defective cards;

               . Provide a statistical sample of cards for the purpose of Quality Assurance;

               . Ability to ensure 100% correctness through system design and quality assurance.

        The DL/ID card layout shall be from the same source as used by the Image Workstations. This will allow ISOS to customize a card in-house, and send that DL/ID card layout to all Image Workstations and to the Central Issuance System.

        The Central Issuance System must be capable of printing on both sides of the DL/ID card in a fully automated process.

        An Uninterruptable Power Supply (UPS) must be provided to allow for a safe and orderly shutdown of the equipment.

                                                                       DSOl 98R

        The production and quality assurance design must guarantee that 100 percent of all cards will be produced correctly, with 100 percent accuracy in the automatic mailing function also, if that option is selected.

        A Quality Assurance Workstation must be provided with the capability to read and display all encoded card information and report defects. This Quality Assurance Workstation must also be able to retrieve information from the Central Image System and the text data from ISOS Host Computer.

        The Quality Assurance Workstation must be ergonomically satisfactory for comfort and fatigue-free viewing and shall include flit and swivel adjustments, reflection/glare reduction features, brightness and contrast controls, and low4evel radiation protection features. The Quality Assurance Workstation keyboards shall be detachable, angle adjustable and have a palm/wrist support. Mouse shall be ergonomically satisfactory for comfort and fatigue-free use.

        The Quality Assurance Workstation must be operable with either the mouse or keyboard.

        All electrical equipment must meet Underwriter Laboratory Standards. All equipment proposed must be designed so that voltage fluctuations shall be compensated for by an automatic voltage control unit provided by the Contractor. Bidders must discuss the ability of all components to operate normally under room temperature extremes.

        The warm-up time from a cold start at the beginning of the day for the Central Issuance System to be ready to completely process a DL/ID card shall not exceed twenty (20) minutes. The time to close down and secure the Central Issuance System at the end of the day shall not exceed twenty (20) minutes. Daylight loading and unloading of the print media, without damage to the finished product, is required.

        The System must keep track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Central Issuance System shutdown or end of day procedure, this information must be stored and uploaded to the Central Image System. The Central Image System software must allow 1505 to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type for a daily, weekly, monthly and yearly period. The final form 'of these reports will be approved by ISOS. The System must also print, via one of the ISOS Communication Network printers or other Contractor-provided printer, the daily record of DL/ID cards printed and issued.

        These reports will be used by ISOS for reconciling fees received versus DL/ID cards produced, and advising the Contractor of the total number of DL/ID cards issued.

6.02    CENTRAL ISSUANCE SYSTEM SECURITY: The Central Issuance System will be
        ---------------------------------
        connected to ISOS Host computer, which will require that the Central Issuance System's software have a ISOS Host computer log-on procedure. The Central Issuance System must also have its own log-on procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu for ISOS personnel to add, change, or delete Operator access codes or IDs must be provided by the Contractor.

6.03    DESIRED AUTOMATED MAILING OPTIONS:  It is desired that the bidder
        -----------------------------------
        submit suggestions on in-line or other automated mailing options for the DL/ID cards only. Provide mailing options based on the following criteria:

                                                                      DS 01 98R

         .  Minimal manual intervention;

         . Ability to address a carrier form with appropriate verification and affix the card to the carrier;

         . Mechanism to ensure that the correct cards are being placed in the matching envelope; Ability to stuff the envelope with the carrier, card and up to three (3) informational inserts;

         .  Ability to stamp and seal the envelope ready for mailing;

         . Ability to process the maximum daily production capacity of the Central Issuance system.

                                                                       DS 01 98R

7.00    CENTRAL IMAGE SYSTEM:
        ---------------------

7.01    GENERAL CONSIDERATIONS: The Contractor shall provide a general
        -----------------------
        description, its purpose and location for each software component in the proposed system. This includes, but shall not be limited to, the operating system; all application software, custom written software, interface software, Graphical User Interface and off-the-shelf software as appropriate. This section shall also list the programming language in which each software component is written and a description of the level of experience necessary to support, maintain, update, and modi~ the software.

        The Host Computer is an IBM 9672-R42 running MVS version 5, DB2 version 4, and CICS version 5 using 3745 Front end Processors.

        ISOS may choose to independently acquire the Host DASD, Tape Units, Processor and Memory capacity necessary to use the IBM Host system as the Central Image System. If this route is chosen, ISOS may employ IBM's ImagePlus software or similar software to facilitate the use of the Host for this application.

        The following requirements apply to either an expansion of the existing 1505 Host Computer with the addition of DASD, Tape Units, Processing and Memory capacity and appropriate software, or to an independent platform fully connected to the mainframe. The ISOS prefers the data be stored on DASD on the mainframe system using DB2 as this provides known connectivity to all existing users of ISOS data. Any optional support software must be proposed and specified. Access to the images must be by a remote PC using a version of Microsoft's Windows, host (IBM) application programs written in COBOL, and the facility application system as well as the Image Workstation.

        Current projections are that there is a need to store 4 million images the first year, and an additional 3 million images in each of the next three years. The necessary hardware for the Central Image System may be implemented in a staggered plan to level the cost over several fiscal years.

        If a separate Server Platform is preferred by the Bidder, an explanation and justification for this choice must be submitted with the proposal.

        During early implementation phases, expect the Facility Server to retrieve and update text data from a BULL DPS9O/94. The Image database will reside on the IBM platform using a RS/6000 or similar platform to direct communications to the appropriate platform.

        All Image Files shall be the sole property of ISOS as the custodian.
        The Contractor will provide at the end of the contract, or sooner if the contract is terminated, the transfer of all image Files to an image database of ISOS choosing. Contractor must specific~ the specific and complete record format of the image database for use by ISOS for any purpose ISOS deems necessary.

7.02    SPECIFICATIONS FOR THE CENTRAL IMAGE SYSTEM: The Contractor shall be
        --------------------------------------------
        responsible for all Contractor-supplied hardware and software used in the implementation of the Digital Driver License System. This includes the Central Image System, Central Issuance System, the Image Workstation, communication between the Image Workstation and the Central Image System (software only), storage and retrieval of the image files stored in the Central Image System, and interface between ISOS Host computer and the Contractor's Image Workstations (software only).

        At a minimum, the Central Image System will include:

                                                                       DS 01 98R

               - A central computer capable of supporting open computing architecture;

               - Enough DASD, employing RAID level 1, 3, 5, 6 or equivalent technology, to protect against hard disk ~failure, for primary storage of 13,000,000 Image Files, associated indexes, operating system, and programs;

               - Tape backup and tape media for off-site storage of 15,000,000 Image Files. An Optical disk jukebox and disks as backup or secondary storage for these images may be proposed;

               - All cabling and hardware necessary to connect the Central Image System to the ISOS Host Computer;

               -  Sufficient security protection to prevent unauthorized access;

               - The Contractor shall supply an industry standard API (Application Program Interface) which is in widespread commercial use for query and retrieval to and from the Central Image System;

               -  Operating system must be an accepted industry standard;

               - Bidder must provide all specifications for electrical, heat, and air conditioning requirements for connection to ISOS mainframe. Contractor will be responsible for all cost to provide connectivity to host computer;

               - If the Central Image System requires a monitor(s), it must be located a maximum of 200 feet from the rest of the Central Image System;

               - Central Image System shall perform automated backup and day to day operation without Operator intervention;

               - Central Image System shall notice~ operations personnel visually and audibly of any failure of equipment or required mounts of optical media;

               - Central Image System should utilize existing ISOS tape technology to perform backups and restoration of data;

               - The Central Image System shall be capable of being significantly expanded to accommodate document imaging, storage and transmission of fingerprints, or other possible future initiatives noted in this RFP. The volume of documents to be captured electronically has not o been fully established but could be estimated as three times the volume of picture and signature images;

               - The Contractor must provide DASD and optical disk capacity and use reporting. The Bidder must state in their proposal how their reporting system will work;

               - The Central Image System software and hardware must be installed and operational in time for testing, at least 4 months prior to the first pilot site installation.

7.03    ADDITIONAL SYSTEM REQUIREMENTS: The Contractor must pay for any
        -------------------------------
        hardware and or software that must be install~ at ISOS to make the Central Image System function properly. Any

                                                                       DS 01 98R

        hardware and/or software already installed at ISOS may be used in the Bidder's Central Image System solution, but any additional cost associated with this use should be included in the Bidder's price.

        The Contractor's system shall capture, digitize, compress and store the applicant's picture image in color, the applicant's signature in black & white, and Examiner and Image Workstation Operator ID number. Each Image File shall be indexed with the 12 digit DL/ID number or Social Security number in order to retrieve the Image File. The file index, for the Image File, shall not be compressed. The Central Image System must store the digital image documents, which includes the picture image and signature, in JPEG format using AAMVA Best Practices imaging Standard For Photographs And Signatures. See Attachment E. The Bidder shall mention in their technical response, the maximum number of bytes their Image File will take on the Central Image System and the compression ratio used.

        The Image Files will be transmitted over ISOS furnished communication lines. The Image Workstation must be able to upload the images online/real-time and in a batch mode through the Facility Server. Storage of the Image Files for the Central Image System will be operated by 1505 personnel.

        The bidder must specific~~ how the images could be transmitted to the Central Image System in a batch mode after hours. This schedule should be such that no one part of the ISOS communications network is overtaxed by the transmission of images including the local lines, the Host computer, and the Central Image System. Current times for after-hour transmissions would start at 10 p.m. and end at 6 a.m. each day. From 12:01 am to 3 a.m. each business day, statistical files are being transmitted from each facility on a staggered schedule.

        The Contractor must coordinate with ISOS to make disaster recovery part of the Central Image System operation. The Contractor must interface with ISOS "hot site" to provide this disaster recovery. Currently the "hot site" is located at an IBM Business Recovery Services center, the site may change during the life of this contract and the Contractor must relocate to each new site. Each Bidder must provide, as part of their RFP response, a detailed disaster recovery plan for the Central Image System. The Bidder's plan must ensure the continuity of business, in the event of a disaster, and provide for no more than a seventy-two (72) hour suspension in services to ISOS. This plan shall include evidence that it has been tested and shall include a regular test plan that will be implemented a maximum of twice per year and be coordinated with ISOS. The plan must address all aspects of the Central Image System. The plan should include but not be limited to off-site storage of all software necessary to operate all aspects of the system and the approximate time it would take~ to obtain equipment, software, materials, etc. to resume Central Image System operations and for complete recreation of the Central Image System facility in the event the facility were damaged or destroyed. ISOS current disaster recovery plan is available for inspection at ISOS.

        The Contractor must provide the procedures that will guarantee that no records or images will be lost.

        The Contractor must provide ISOS with the capability of easily adding and deleting DL/ID card types. The Bidder, as part of their response, must explain how this procedure will work.

        The Contractor must provide for automatic downloading, if necessary, the latest version of the Image Workstation software to the Image Workstations from the Facility Server, when they log-on to the Facility Server. This will allow for fast updates of software fixes and for the fast update of the DL/ID card formats.

                                                                       DS 01 98R

        The Contractor's Image Workstation must keep track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Image Workstation's shutdown procedure, this information must be uploaded to the Central Image System. The Contractor's Central Image System software must allow ISOS to print out, at any of the retrieval workstation located at ISOS Administrative Offices', the number of DL/ID cards printed and issued by type by each Image Workstation, for a daily, weekly, monthly and yearly period. The final form of these reports will be approved by ISOS. These reports will be used by ISOS for advising the Contractor of the total number of DL/ID cards printed and issued.

7.04    IMAGE FILE RETRIEVAL AND PRINTING: All retrieval software,
        ----------------------------------
        including decompression software, must be furnished by the Contractor. This retrieval software must be placed' on all Image Workstations and on the retrieval workstations to be located at ISOS Administrative Offices.

        The time required from the time the Image File transmit request is received by the Central Image System until the Image File is being transmitted from the Central Image System shall not exceed five (5) seconds for DASD and eighteen (18) seconds for optical. Total time for retrieval, excluding the transmission time across the ISOS communications network, will never exceed fifteen (15) seconds during the life of the contract. The Contractor is responsible for any upgrades to the Contractor's hardware and/or software that are required to maintain these response times no matter how many retrieval requests are received. These upgrades, if required, will be at no additional cost to ISOS.

        Retrieval from the Central Image System must be available 24 hours a day, 7 days a week. This retrieval time must be maintained regardless of any maintenance, back-up, etc. activity that must be performed by or on the Central Image System.

        Access to the Central Image System will be restricted to authorized individuals. This may be accomplished using existing ISOS Host Computer software already on the system. If a non-Host Computer Central Image System is proposed, the security features should follow those employed by the Host Computer, specifically log on security with password and a minimum of three levels of access.

        Picture and signature images will be stored for at least the life of the DL/ID card after capture. Only one picture and signature image of each applicant will probably exist on the Central Image System. A renewal, or other new image capture, should replace the existing images on file. The Contractor's software must be capable of retrieving the latest stored picture and signature image of the applicant, and if requested, all other images of the applicant must be displayed, allowing the Operator to go forward and backward through the images. The retrieval software must also allow the display of up to four picture images on the monitor at one time. The Contractor's software must allow ISOS the ability of removing Image Files from the Central Image System.

        The Contractor must provide for inquiry, retrieval, and display of picture and signature images from the Central Image System at the' one hundred thirty eight (138) ISOS facilities and ISOS Administrative' Offices. Inquiry will be by DL/ID number or Social Security number only. The picture and signature images, if on file, are required to be used for the printing of a duplicate or corrected DL/ID card from the Image Workstation. A provision to allow a supervisor to override this last feature must also be provided as specified in the Image Workstation section.

        The Contractor must provide for inquiry, retrieval, display, and optional printing of a person's picture and signature images, with optional printing of the DL/ID number on two (2) Contractor furnished retrieval PCs to be located at ISOS Administrative Offices. Specifications for the retrieval PC should

                                                                       DS 01 98R

        be the same as for the Image Workstation (less camera), but with a minimum 300 dpi color printer. The Bidder must state in their Cost Pro sal the cost for an addional retrieval software packages during the life of the contract. The Bidder must state in their proposal the minimum hardware and software requirements for running their retrieval software. This software may be used by various PCs connected to the ISOS communications network with the capability to print to a LAN connected printer in either black and white or color. Image File inquiry will be by DL/ID number or Social Security number.

        The retrieved decompressed color picture image of the applicant from the Central Image System file shall be high resolution color quality and the retrieved decompressed signature shall be good quality and legible; The signature must be a smooth reproduction of the applicant's signature and shall not be jagged in appearance.

        Printing of retrieved picture images, except when printing duplicate DL/ID cards, will be capable of being in black & white or color on the retrieval printers provided by the Contractor. The Contractor must provide the ability to print blow-ups of the picture image in black & white and color on an 8 1/2" X 11" piece of paper, in the following approximate sizes:

              2 1/2" X 3"
              5" X 6"
              7 1/2" X 9"

        The Bidder must supply one sample of the black & white and color blow-ups, in each size indicated. The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder. These samples shall be produced with the printers that the Bidder proposes to provide. One set of samples shall be included with each copy of the Bidder's response.

        The Contractor must also provide the ability to transmit faxes unattended from the retrieval system located at ISOS Administrative Offices. The Fax/modem must be a minimum 28.8 kbps and must transmit in a minimum of 16 shades of gray. The Contractor must program in an initial table into the retrieval system -that matches Fax phone numbers to specific codes. The Contractor must provide ISOS with the ability to make changes to this table. This table will be used in such a way that a person calling to retrieve an image will be asked to enter their code and ID, once entering a correct code and ID they will be asked to enter a DL/ID number, and/or Social Security number. The retrieval system will retrieve the image and fax the image to the phone number that matches the code.

        As a desirable feature, the bidder may submit with their proposal a section describing optional software that uses facial comparison or recognition or a similar mechanism to automatically search the image database for similar images. Access to this capability would be limited to the retrieval workstations and selected ISOS PCs connected to the ISOS communications network, and may reside, in part, on these workstations or PCs.

                                                                       DS 01 98R

8.00    DL/ID CARD SPECIFICATIONS:
        --------------------------

8.01    GENERAL DL/ID CARD CONSTRUCTION: The Image Workstation shall
        --------------------------------
        produce a color digital image of the applicant and a signature from either a form or an electronic source, in such a manner as to provide for a finished, color DL/ID card, printed in a horizontal format, like the current Illinois DL/ID card (see Attachment C).

        The core imaging material for the finished DL/ID card shall be of polyester, polyvinyl chloride, polycarbonate or an equivalent plastic.

        The thickness of the finished DL/ID card with laminate or coating must meet generally accepted ISO 7810 credit card industry standards, including warpage and distortion standards. The outside dimensions of the finished DL/ID card shall be 3-3/8" wide x 2-1/8" high. Corners of the DL/ID card shall be rounded with a radius of 0.125".

8.02    LAMINATION/COATING: All DL/ID cards shall have a laminate or a
        -------------------
        protective coating applied which covers the front of the DL/ID cards and meets the security requirements and durability requirements of this RFP. The back of the card does not need to be coated or laminated if the information printed on the back will withstand strenuous wear~ and tear for a minimum of 4 years.

        The laminate or DL/ID card coating provided by the Contractor shall be compatible with the core imaging material and DL/ID card security images and shall bond to the DL/ID card surface, strongly 3/4 resist separation or removal and show fracture or damage of the picture and DL/ID card information if an attempt is made to remove the laminate or coating.
        The lamination or coating must be a minimum of 6 mils in thickness.

        When the DL/ID card is finished, the applicant's picture and signature must be an integral part of the core imaging material so that they cannot be removed or altered without such action being readily detected under normal viewing conditions without the need for special training or use of a special device.

        The sealed DL/ID card shall be optically clear, with a no-glare matte finish.

        It is desired that the area available for pictures and text extend across the entire surface of the DL/ID card, for maximum utilization of available space.

8.03    DL/ID CARD PRINTING AND HEADERS: The Contractor will work with ISOS
        --------------------------------
        in determining the final design of all DL/ID cards, which will be approved by ISOS.

        The Image Workstations shall, under computer control, be able to change from one type of DL/ID card to another, including header and other color, enhance selected data fields in color, print selected fields using variable size and font types, and print distinctive text for applicants under 21, based on issuance data supplied by the ISOS Communications Network.

        The Contractor must provide for up to six (6) unique header colors. At the present time there is expected to be a need for a total of three (3) header colors used with the various DL/ID cards. The Contractor agrees that, should new initiatives or legislative requirements occur prior to implementation that require additional header colors, those shall be incorporated. A variety of text descriptions will appear with each header color, to distinguish the type of card. These include but

                                                                       DS 01 98R

        are not limited to Driver's License, CDL, CDL--School Bus, ID Card, Instruction Permit, and Temporary Driver's License. The headers and header colors are expected to be for:

             -  DL/IDs for applicants over 21 years of age (blue).
             -  DL/IDs for applicants 18 to 21 years of age (yellow).
             -  DLIIDs for applicants under 18 years of age (red).

8.04    FRONT OF THE DL/ID CARD: The front of the DL/ID card shall contain the
        -----------------------
        applicant's picture in color; the applicant's signature; the applicant's demographic information; Social Security number; appropriate headers; the State Seal and State name; the Secretary of State's name; applicable classification, restriction, and endorsement codes; issue date; organ donor designation; a designation~. of whether it is an original, duplicate, or corrected license and the number of those issued; expiration date; Image Workstation number; combined ~facility and application number; an optically variable device or overlay and other security features and background information designated by ISOS. See Attachment "C't for current DL/ID card content requirements.

        The picture must be an "above the shoulder" picture of the applicant, and should be approximately 1-1/4" in width and 1-112" in height. The picture will appear on the right hand or left hand side of the DL/ID card. The system must be capable of printing. the picture anywhere on the DL/ID card, to accommodate possible future design changes. A border must appear around the outside edge of the picture. A beveled or similar distinctive border that more clearly shows any attempt to substitute a picture is desirable.

        ISOS processes DL/ID cards that are to be issued without pictures at ISOS headquarters. The words "Valid without Photo" or "Valid Without Photo and Signature" must appear in the area where the applicant's picture image would normally appear. The Contractor must work with ISOS to develop a mutually agreeable method of handling these DL/ID cards.

        The type of DL/ID Card must be presented in the DL/ID card headers. The presentation of date of birth, applicant name, and DL/ID card expiration date must be distinctive, presented as larger, darker text and/or with distinctive background colors. If. the applicant is under 21 years of age, the phrase "Under 21 Until MO/DAY/YEAR" shall appear with a distinctive form, color, and/or font.

        If applicable the word "DONOR" should appear next to the picture, written upward along the side of the picture, directly outside of the border. Its size and/or color and/or font must make it readily visible.

        The signature must be a smooth reproduction of the applicant's signature, shall be horizontal, and shall not be jagged in appearance. The signature shall overprint on a portion of the applicant's picture as long as signature readability is not diminished.

        A l-D bar code must appear on the front or the back of the DL/ID card, and shall contain the DL/ID number and expiration date. Final location will be approved by ISOS as part of final design.

        The 1-D bar code shall be of a type that offers maximum utilization opportunities for retailers, using existing I -D bar code readers currently available to and/or in widespread use by retailers.

8.05    BACK OF THE DL/ID CARD: The back of the DL/ID card shall contain the
        -----------------------
        explanation of any classification and/or endorsement and/or restriction codes which appear on the front of the DL/ID

                                                                       DS 01 98R

        card and which are unique to the applicant. There will be up to two (2) unique classification codes, five (5) unique endorsement codes, and eight (8) unique restriction codes on a DL/ID card.

        The DL/ID card must contain an encrypted two dimensional (2D) bar code that contains the text information appearing on the front of DL/ID card. For the samples, the 2D bar code shall appear on the back of the card. Final location will be approved by ISOS as part of final! design. The back of the DL/ID must be printed in tru black to maintain maximum readability.

        The text required by Illinois law (See Attachment D) regarding organ donation, the Anatomical Gift Act, and medical information, all of which appears on the current Illinois DL/ID card, must be included. The back of the DLlID card must include a writable surface in an area for the applicant and two witnesses to manually write the designations and names as required, and a writable surface for blood typetRil factor and for possible additional J code restrictions described in Attachment C.

        It is required that the samples submitted with the Bidder's proposal contain all of the required back printing.

8.06    DL/ID CARD DURABILITY AND SECURITY:
        -----------------------------------

        A. Card Life: DL/ID cards must be guaranteed to last a minimum of ten
           ----------
           (10) years. A small percentage of DL/ID cards currently issued are valid for up to ten (10) ~ears. Other DL/IDs may be kept for as many as nine years under currently envisioned renewal initiatives.

           The color picture image must remain stable and survive intact under conditions of strenuous wear and tear and must not significantly deteorate or discolor during the ten (10) year life of the DL/ID card, nor shall the front printed matter significantly deteriorate or become illegible in that period of time. The Contractor will not be paid for any cards that are produced to replace cards that have not met the ten (10) year life requirement.

        B. Other Characteristics: The applicant's image, signature and
           ----------------------
           demographic data shall be electronically captured, digitized, and transferred to the imaging materials so that they cannot be removed or altered without being readily detected under normal viewing conditions.

           Bidders are required to submit detailed information on those characteristics, materials, and features which are provided in their proposed DL/ID card for protection against various forms of counterfeiting, alteration or substitution of images, or data, or duplication of the entire DL/ID card. Each DL/ID card issued shall be of such material and design to prevent its reproduction or alteration without being readily detected.

           The proposed DL/ID card shall incorporate one or more special security features that allow verification of the authenticity and integrity of a DL/ID card under normal viewing conditions without lengthy detailed examination or special equipment. Microprinting or other covert features may also be proposed as secondary security features.

        C. Optically Variable Security Feature: The DL/ID card must be
           ------------------------------------
           protected from duplication, alteration, and substitution of the picture image, by using an optically variable security feature. This security feature must not create otherwise unusable space on the DL/ID card or distort or obscure any of the information contained on the front of the DL/ID card, including the picture image. The optically variable security feature should be positioned on the DL/ID card to cover at a minimum part of the birth date area and picture image.

                                                                       DS 01 98R

           When viewed from different angles, the security feature must change color or image or both in order to protect the DL/ID card from fraudulent duplication, including attempted fraud with color photography or color laser copiers. The image/color change must be apparent to the human eye without the need for special training or use of a special device. The security image/color change shall readily show distortion or destruction in the graphic design and to the DL/ID card including information on the DL/ID card if an attempt is made by application of heat or other means to separate the laminate/seal from the DL/ID card, or to alter the DL/ID card information.

           The materials used to create the optically variable security feature shall not be available to the public. Its design shall be unique to Illinois. The security feature must .be incorporated' into the card as part of the printing process.

        D. 2-D Bar Code: The DL/ID card shall be protected against
           -------------
           counterfeiting and alteration by means of an encryption system using a high density two dimensional (2-D) bar-code printed on the DL/ID card. The bar-code shall contain the text on the front of the card. The AAMVA Best Practices Recommendations For The Use Of Bar-Codes must be followed.

           Since AAMVA does not currently have a specific recommendation for method of encryption, the Bidder will recommend a method in their response. At the time of implementation, the Contractor will supply either the AAMVA-recommended method if there is one, or an encryption method approved by ISOS. The Bidder must explain in their proposal the structure of their 2-D bar-code and the approximate amount of space it will occupy on the back of the DL/ID card.

        E. Samples: Bidders are required to submit sample DL/ID cards, as
           --------
           specified in these RFP requirements, and submit an independent testing laboratory evaluation of the DL/ID card material composition, durability, and security. Samples shall include examples of placement of the picture on the, left and the right hand side. If the proposed samples submitted cannot fulfill durability and security requirements of ISOS stipulated in this RFP, ISOS may reject the proposal solely on this basis.

                                                                       DS 01 98R

9.00    TRAINING SPECIFICATIONS:
        ------------------------

9.01    GENERAL CONSIDERATIONS: The Contractor must provide all training, both
        -----------------------
        for the initial implementation and follow-up training as needed with advances in technology. Initially, in implementing the system, the Contractor must provide sufficient training sessions for approximately 850 ISOS facility personnel on the full use of the Image Workstation and DL/ID card issuance process. This initial training shall take place at a minimum of (4) locations Statewide. Currently, it is expected that these sites will be in Marion, Springfield, Peoria, and Hillside. The 1505 personnel involved must have their initial training take place within 10 working days of the implementation in their facility. In addition, the Contractor must provide 8 hours of on-site training in the facility, on the work day of and/or first work day following installation of Image Workstations.

        ISOS will provide the training sites or classrooms and pay the travel expenses for ISOS personnel. The final location and number of training classes to be conducted at each site as well as dates and times for each session shall be approved by 1505. The training sessions shall not impede or disrupt the work flow or operational functions being conducted in any facility during training sessions. The final Training Plan, including training content, length, format, instructors, and materials, methods and supplies used shall be subject to prior ISOS approval.

        All Contractor-provided personnel involved in training must be thoroughly familiar with ISOS system prior to being involved in any training of ISOS personnel. A sufficient number of trainers and equipment, supplies and materials must be provided by the Contractor to meet training needs.

        The Contractor must provide training for a minimum of 20150S personnel on the complete operations of the Central Image System if it is Contractor-provided. This training shall take place where the Central Image System is located. Training must be offered during four separate work shifts which includes two night shifts.

        If a Central Issuance System is implemented in the term of the contract, the Contractor must provide training for a minimum of 20 1505 personnel on the full use of the System. This training shall take place where the Central Issuance system is located.

9.02    TRAINING PLAN: The Bidder will provide detailed plans for all initial
        --------------
        and ongoing training. The following information must be included regarding the proposed training:

               - Description, including content and duration, of the initial training;

               -  Description, including content, of on-site training;

               -  Description of the refresher training;

               -  Detail the type of follow-up training plan;

               -  Qualifications and experience of instructors;

               -  The maximum number of students to be included in a class;

               -  Description of any training methods and materials to be used.

                                                                       DS 0l 98R

9.03    TRAINING MATERIALS: A detailed list of the tasks and steps an Operator
        -------------------
        must perform daily to issue DL/ID cards must be part of training materials. A sample of training materials must be provided with the Bidder's response. It must include an outline of the training, and a summary of the knowledge and skill areas required by ISOS personnel, which must be addressed in training. A sample of the Operator's manual must be' provided with the Bidders response. If an existing Contractor-developed training manual or operator's manual for a similar system is substantially the same in content and format, and if the Contractor chooses to offer them as examples of the manuals to be developed for Illinois, they may be provided as the samples. They must be accompanied by supplemental material describing any planned modifications or additions for Illinois.

        The Contractor must provide a minimum of one Operator's Manual for each Image Workstation provided. The Operator's Manual must include all information required for operating the Image Workstation, issuing a DL/ID card, and troubleshooting the Image Workstation.

        The Contractor must also provide ISOS a minimum of 3 sets of current documentation on the complete operations of the Central Image System if the system is supplied by the Contractor to ISOS.

                                                                       DS 0l 98R

10.00   SPECIFICATIONS FOR TESTING AND IMPLEMENTATION:
        ----------------------------------------------

10.01   GENERAL CONSIDERATIONS: Bidders must submit a detailed, specific
        ----------------------
        workplan and installation schedule with their proposal that provides for testing and a phased-in statewide implementation. These must comply with all dates provided on the Key Date page or elsewhere in this RFP.

        The Bidder shall develop and include as a part of their proposal a testing plan for their proposed System including a description of whether ISOS or Contractor personnel will be performing each task..

10.02   STAFFING: The Bidder must provide job descriptions and the number of
        ---------
        personnel to be assigned for installation and implementation.

        The Contractor must dedicate, as deemed necessary by ISOS, hardware and software engineers who have worked on the development of the System hardware and software, to be available as needed, from the start of the testing and implementation period through system acceptance. The Contractor must provide a full-time Project Manager on-site and available for the duration of the System testing, implementation and System acceptance. Available for the purposes of this Section means to be on-site with the proper knowledge, tools and equipment necessary to begin to resolve a problem within 2 hours of problem notification.

        The Bidder shall include a Personnel Profile Summary (Attachment G) with a detailed resume identifying the Project Manager by name, including education, project management experience, data processing experience, experience implementing statewide or multiple site systems, and other qualifications supporting the efforts of implementing a digitized driver license and identification card system and/or imaging system of this size and complexity, and three (3) professional references (give contact name, phone number, company name for each).

10.03   SYSTEM: At the time of initial installation, all contractor-provided
        -------
        equipment must be new, state-of-the-art, and in good working order. It will be the Contractor's responsibility to make all necessary adjustments, repairs and replacements without additional charge and to maintain the equipment in this condition for the life of the contract. All equipment must be installed in accordance with the specifications contained in the original equipment manufacturer's (OEM) installation instructions. The Contractor must clearly and legibly mark all cables at both ends. The Image Workstation shall be so designed as to keep cable clutter to a minimum and not represent a hazard to either the applicant or the Examiner. The Contractor is responsible for replacement of any cables that fail or break during normal operating conditions especially for the mobile travel team.

10.04   DEVELOPMENT TESTING: The Contractor must conduct Image Workstation and
        --------------------
        Central Image System hardware/software (collectively called System) testing, satisfactory to ISOS by the initial date for performance testing as indicated on the Key Date page. Development testing will start after projected contract commencement and finish when the System is ready for performance testing.

        The test procedures, which the Contractor shall perform successfully, are designed to exercise the entire System. Before acceptance of the System, ISOS needs to verify that all the features and functions which the Contractor proposed have been delivered and operate as set forth in the RFP and the Contractor's proposal. Therefore, ISOS shall exercise all of the basic functions described in both of these documents.

        During development testing, the Contractor must provide ISOS with a complete System. The Image Workstation will be attached to the 1505 Communications Network for testing of the Contractor's

                                                                       DS 0l 98R

        System. Both Contractor and Contractor-trained ISOS personnel will operate the System to assure its complete functionality and compatibility with the ISOS Communications Network. ISOS and the Contractor will agree when development testing will begin and on a list of test criteria that the System must pass before being deemed acceptable.

        The Contractor shall certify in writing to ISOS when the System is completely installed and operational. At this time, performance testing will begin.

10.05   PERFORMANCE TESTING: Performance testing shall end when the System has
        --------------------
        met the standard of performance for a period of fourteen (14) consecutive calendar days. The standard of performance shall mean the System operates in conformance with the Contractor's technical specifications (as set forth in the Contractor's operations manual for the System ordered which should not differ from the technical specifications stated in the Contractor's proposal), in conformance with this RFP, and in conformance to the mutually agreed test criteria.

        If the System fails during a fourteen (14) day period, the Contractor will re-start performance testing. The testing shall continue on a day-by-day basis until the standard of performance is met, without downtime, for a total of fourteen (14) calendar days. This must be accomplished within forty-five (45) consecutive calendar days.

        The System downtime is that period of time when any part of the System is inoperable due to failure of the hardware and/or software to operate in conformance with the specifications of the RFP, the test criteria, and the Contractor's proposal. The failure of the ISOS Communications Network to function properly during the testing will not be considered downtime unless the System causes such failure.

        Upon approval by 1505 of the System for performance testing, the Contractor shall provide a complete System to four sites for ISOS stress testing.

10.06   ISOS STRESS TESTING: ISOS will conduct stress testing which will include
        --------------------
        testing of the ISOS Communications Network and applications. The window of operation for this stress testing will be within thirty (30) calendar days and must be error-free for seven (7) calendar days.

10.07   PILOT PHASE: Upon approval of development, performance and ISOS
        ------------
        stress testing of the System, designated Facilities or mobile sites (minimum two to possibly six) will be selected for installation and implementation as provided on the Key Date page. The pilot phase will consist of online/real-time production of DL/ID cards. Operation of pilot phase is estimated to last from two to four months.

10.08   IMPLEMENTATION: Upon approval by ISOS of all testing and the pilot
        ---------------
        phase, the Contractor will complete full implementation statewide for the Facilities. Full implementation, by the Contractor, shall be completed in sixty (60) to ninety (90) calendar days. The Image Workstations must be installed, and brought on-line as they are installed. The completion of 30 consecutive calendar days of successful statewide performance, as determined by ISOS, shall result in System Acceptance.

                                                                       DS 0l 98R

11.00   REMEDIAL AND PREVENTATIVE MAINTENANCE SPECIFICATIONS:
        -----------------------------------------------------

11.01   GENERAL CONSIDERATIONS: The Contractor shall provide remedial and
        -----------------------
        preventative maintenance for the Image Workstation including all parts and labor during the term of the contract. The Contractor shall provide remedial and preventative maintenance for the Central Image System and Central Issuance System including all parts and labor during the term of the contract if the Contractor is supplying the Systems to ISOS. All maintenance shall be on-site at DSD Facilities or at ISOS Administrative Offices in Springfield.

        In addition, the Contractor shall provide a suitable number of Back-up Image Workstations located statewide such that all Facilities can access one within three (3) hours. The specific number and locations of the Back-up Image Workstations must be sufficient to meet need, and be approved by 'SOS.

        In the event a material, supply, or equipment change or improvement causes the obsolescence of part or all of the Contractor provided System, new item(s) shall be supplied to 1505 at no additional charge.

        On-site remedial and preventive maintenance shall be available during facility working hours, generally between 8:00 a.m. and 5:30 p.m., Monday through Friday and 8:00 a.m. and 12:00 p.m. Saturdays Central Standard Time for the term of the contract. Central Image System maintenance will be available 24 hours a day, 7 days a week.

        All costs related to maintenance of Contractor-provided hardware and software that is not purchased by ISOS, including travel time and expenses, shall not be considered billable; they shall be included in cost per issuance. Billable maintenance costs for the Central Image System, if it is purchased from the contractor, must be addressed in detail in the cost proposal. During the term of the contract, the Contractor must provide ISOS with a monthly report. of maintenance performed and downtimes, Back-up Image Workstation utilization, by facility and day and time and problem type. The report format shall be approved by ISOS.

        The Contractor shall replace any Contractor-provided hardware if it is determined that its maintenance or repair problems are chronic. If a chronic repair or maintenance problem with Contractor-provided hardware is determined to be systemic, i.e. occurring statewide with unacceptable frequency, 1505 shall require a systemic solution, which may include replacement statewide.

11.02   RESPONSE TIMES: Except when adversely affected by reason of 'force
        ---------------
        majeure, the Contractor shall repair or replace the Image Workstation, Central Image System and Central Issuance System hardware/software within:

               - Eight (8) working hours after notification that an Image Workstation is in need of maintenance if a Back-up Workstation is available for use on site.

               - Four (4) working hours after notification that an Image Workstation is in need of maintenance if a Back-up Image Workstation is not available on site or not within a three (3) hour travel time to the facility. For Mobile Facilities, the travel time may be within four (4) hours of a Back-up Image Workstation.

               - Four (4) hours after notification that the Central Image System or Central Issuance System is in need of maintenance. This service must be provided 24 hours per day, seven days a

                                                                       DS 0l 98R

                  week for the Central Image System. All maintenance to the Central Image System must be coordinated with ISOS and at no time affect the operating system at ISOS.

        During the entire term of the contract, the Contractor will provide ISOS with a toll free number to contact the Contractor when an Image Workstation, the Central Image System or Central Issuance System becomes inoperative. The pr9blem will be reported to a central point within ISOS, who will contact the Contractor for needed assistance. Within 15 minutes~. of the phone call, Contractor personnel knowledgeable about the operation of the Image Workstation or Central Image System, must call the designated Administrative Office contact person to determine the exact problem and to try to talk them and the System personnel through solving the problem. If the problem cannot be solved over the phone, Contractor personnel must dispatch maintenance personnel as required. ISOS will dispatch and deliver Back-up Image Workstations as required. Downtime shall start for the Image Workstation, Central Image System or Central Issuance System from the time ISOS first notifies the Contractor's designated representative of the inoperative condition until it is returned to proper operating condition. If a Back-up Image Workstation has been used to replace an inoperative Image Workstation, it shall be the Contractor's responsibility to place the Back-up Image Workstation back in its case(s) and return it to the appropriate Regional or Zone facility.

        Except when adversely affected by reason of force majeure, on-site remedial maintenance by the Contractor shall be completed within the required time frames, unless 1505 and the Contractor mutually agree to another period of time. If on-site remedial maintenance is not completed within the prescribed times, the Contractor shall be deemed in default of these standards of performance. In such an instance, the Contractor shall provide an alternative solution that allows the Facility to continue operations which is satisfactory to ISOS.

        The term "force majeure" as used herein shall mean without limitation: acts of God, strikes, or lockout; acts of public enemies; insurrection; riots; epidemics; lightning; earthquakes; fire; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; and explosions.

11.03   HARDWARE AND SOFTWARE MAINTENANCE: During the maintenance period the
        ----------------------------------
        Contractor shall render maintenance to keep all Contractor-provided hardware and software in, or restore the hardware and software to, good working order. This maintenance shall include preventative and remedial maintenance, installation of safety changes and installation of engineering changes based upon the specific needs of the individual item of hardware and/or software. This maintenance shall include the repair, replacement or exchange deemed necessary to restore the equipment to good working order. For purposes of this RFP, hardware and/or software restored to good working order shall be defined as hardware and/or software that shall perform all functions as prescribed in this RFP, the Contractor's proposal, and the manufacturer's published specifications for such hardware and/or software as originally manufactured.

        In addition, the Contractor shall: (a) maintain the software to operate in a manner as described in the Contractor's proposal, the RFP and relevant software documentation; (b) supply technical bulletins and updated user guides from time to time; (c) at the request of ISOS, supply 1505 with updates, improvements, enhancements or modifications to the software and/or the documentation; (d) correct. or replace the software and/or remedy any programming error which is attributable to the Contractor, (e) place in an escrow account the Source Code for software and escrow any updates, improvements, enhancements or modifications to the Source Code for software, on terms acceptable to ISOS; and (f) service the software in a professional manner with qualified personnel. The Contractor shall provide updated software documentation upon delivery of updated software releases. The Contractor

                                                                       DS 0l 98R

        shall also provide training to enable 1505 personnel to operate effectively and will insure that the updated software release is compatible with the application software originally installed and accepted by ISOS.

        Hardware maintenance shall include lubrication, adjustments and replacement of maintenance parts deemed necessary. Maintenance parts may or may not be manufactured by the original hardware manufacturer, may be altered by the Contractor to enhance maintainability, but shall be acceptable to the original hardware manufacturer and new or certified as new. All maintenance parts shall be furnished and replaced for the Image Workstation at the Facility on an exchange basis, and the exchanged parts shall become the property of the Contractor. The Contractor must have critical spare parts available for the Central Image System and Central Issuance System within the city of Springfield. All maintenance parts shall be new or certified as new.

        The Contractor shall exert its best efforts to perform all fault isolation and problem determination, including hardware and software problem diagnosis, attributed to the hardware and software covered under the contract.

11.04   SUPPLIES: The Contractor shall provide adequate staff and stock
        ---------
        necessary levels of spare parts to provide maintenance per the requirements, terms, and conditions of this RFP.

        The Contractor shall keep each Facility and Central Issuance site supplied with a minimum of sixty (60) calendar day's supply of DL/ID card production consumables in such a manner that the on-hand supply shall have a minimum of six (6) month expiration date from the date of receipt at the Facility. These quantities may be subject to change statewide and/or by individual facility based on need as determined by ISOS.

        The Contractor shall be responsible for the cost of all consumables supplied by the Contractor whether from proper use, improper use, waste or defects and will only be compensated for completed DL/ID cards.

11.05   KEY MAINTENANCE AND PERSONNEL: Preventive or scheduled maintenance
        ------------------------------
        shall be performed at mutually agreeable intervals. The Bidder shall specify in their proposal the number of hours of preventive maintenance required for the Image Workstation and Central Image System and Central Issuance System per year, which shall be consistent with the Bidder's established standards for preventive maintenance. The Bidder shall specify in its proposal the frequency and duration of the preventive maintenance required. A minimum of twice per year for Facilities and mobile travel teams is required. ISOS shall specify~ when the preventive maintenance shall be performed, which shall be subject to change as agreeable to both parties.

        The Contractor shall provide periodic cleaning of printers, at the request of ISOS, in conjunction with calls for remedial maintenance and/or in accordance with the preventive maintenance schedule.

        The Contractor agrees that it shall identify all key personnel who shall be providing maintenance on the Image Workstation, Central Image System, and Central Issuance System hardware/software, furnish 1505 with a means of identifying these personnel, furnish ISOS with credentials on these personnel and notify the State at least thirty (30) days in advance of any reductions in staffing levels of key personnel serving Illinois.

                                                                       DS 0l 98R

12.00   DEMONSTRATION OF IMAGE WORKSTATION AND DL/ID CARD PRODUCTION
        ------------------------------------------------------------
        SPECIFICATIONS: Qualified Bidders will be required to demonstrate their
        ---------------
        image Workstation and produce DL/ID cards.

        They will be required to demonstrate their proposed Image Workstation in a date and location to be coordinated by 1505.

        The demonstration shall be representative of the Bidder's proposed Image Workstation and shall consist of but not be limited to the following:

               - Examination of internal and external features of the equipment and ease of using equipment;

               - Actual demonstration of materials to produce a finished DL/ID card;

               - Actual demonstration of the operations to produce a finished DL/ID card;

               -  Demonstration of unique back printing of the DL/ID card;

               - Legibility and quality of the finished laminated or coated DL/ID card;

               - System start-up time to be ready to produce a finished DL/ID including establishment of communications between the Image Workstation and the Bidder's remote location. (The remote location is to be located anywhere outside the ISOS Headquarters and to be' connected via established telecommunications lines.) Time to close down and secure system;

               - Image Workstation, DL/ID card, laminate or coating, and security features;

               -  Image compression, storage, inquiry and retrieval of Image
                  Files;

               - Quality of displayed and of printed color picture image of applicant, for DL/ID card duplicate issuance, retrieved from Image File and decompressed;

               - Quality and legibility of applicant signature image retrieved from Image File and decompressed;

               - Transmittal, inquiry, retrieval, and black, & white and color printing of captured images between the Image Workstation and the Bidder's remote' location. (The remote location to be located anywhere outside the 1505 headquarters and to be connected via established telecommunications lines.) The Bidder will supply the laser printer(s) for demonstration purposes;

               - Printing the encrypted 2-D bar-code and reading the encrypted 2-D bar-code;

               -  Any other demonstration deemed necessary by 1505.

                                                                       DS 0l 98R

13.00   EVALUATION:
        ----------

13.01   PROCESS: All proposals received will be reviewed by the Division of
        -------
        Purchasing to ensure that all administrative requirements of the RFP package have been met by the Bidders. Failure to meet these requirements will be cause for rejection of the proposal.

        The proposals will be evaluated by a committee consisting of employees of the Illinois Secretary of States Office. The purpose of the committee will be to evaluate vendor responses to mandatory and desirable feature requirements and each of the criteria outlined below, and make recommendations for award of the Contract. Bidders whose proposed systems do not meet RFP requirements will not be deemed to be qualified bidders, and will not demonstrate systems.

        At their option, evaluators may request oral presentations or discussions with any or all Bidders for the purpose of clarifying materials presented in any part of the proposal. However, Bidders are cautioned that this provision is not mandatory; all written proposals shall be as complete and concise as possible.

13.02   EVALUATION CRITERIA: Proposals will be evaluated and the vendor selected
        -------------------
        on the basis of the following criteria:

        A. Equipment--hardware and software.

        B. Training and Maintenance.

        C. Cost.

        D. Card Security and Durability.

        E. Demonstration.

        F. Bidder Capacity and Viability.

13.03   REVIEW: Only the final results of the State's evaluation shall be
        ------
        considered public. Work papers and individual evaluator's comments and notes are not open.

        Public information will be available for review during normal business hours at Room 124, Howlett Building, Springfield, Illinois (Telephone 217/782-8892). Please give 48 hours notice of intent to review. No copy facilities are available.

                                                                       DS 0l 98R

14.00   BID PRICE: The prices noted below, and other items with cost information
        ---------
        requirements noted in the RFP, shall be discussed and described in detail in the Cost Proposal including Attachment J. All bid prices shall be based on inclusion of all System requirements and specifications in the RFP.

        I (We) hereby acknowledge receipt of the Request for Proposal. I (We) have also

        Addendum No.1, dated                             .1997,
                             ----------------------------
        Addendum No.2, dated                             .1997,
                             ----------------------------
        Addendum No.3, dated                             .1997,
                             ----------------------------

        and have included their provisions in my (our) proposal.

            Note: In the event of conflict or contradiction between any contract terms and conditions contained in this RFP and the bidders proposal attached hereto, then those terms and conditions in the State's RFP shall take precedence and shall prevail.

        The undersigned does hereby swear and affirm that he/she understands all of the provisions contained herein, and agrees to perform all services as specified herein and in full and complete accordance with our proposal which is made a part hereof for the total contract price of:


A. WORKSTATIONS       WITH                WITH
   WITH ONE-STEP      CENTRAL IMAGE       CENTRAL ISSUANCE       COST PER
   PRINTERS           SYSTEM              SYSTEM                 ISSUANCE
   =============================================================================

   Al                 Yes                 Yes                    $
                                                                  --------
   A2                 No                  No                     $
                                                                  --------
   A3                 Yes                 No                     $
                                                                  --------
   A4                 No                  Yes                    $
                                                                  --------

B. Increase or reduction in cost per issuance for addition of desirable features if selected:

      1)   Facial recognition/comparison or similar software     $
                                                                  --------
                                                                  N/A
                                                                     -----
      2)   Microprinting or other covert secondary security      $
           feature                                                --------
                                                                  N/A
                                                                     -----
      3)   Automated mailing function for Central Issuance       $
           System                                                 --------
                                                                  N/A
                                                                     -----

C. Reduction in cost per issuance for Image Workstations eliminated due to a change in the number of facilities at time of implementation:
   $          per       workstation.
    ---------     -----

D. Purchase cost for Central Image System if ISOS purchases it from the bidder (as detailed in Attachment J)

E. Cost for each additional retrieval software package:

                                                                       DS 0l 98R

15.00   BIDDER CERTIFICATIONS: The undersigned is duly authorized to sign this
        ---------------------
        agreement on behalf of the bidder/vendor, and is cognizant of the following statutory requirements and provisions, and under penalty of perjury certifies that;

        A. CONFLICT OF INTEREST: The Vendor agrees to comply with the provisions
           --------------------
           of the Illinois Purchasing Act prohibiting conflict of interest (30 ILCS 505/11.1 - 11.4) and the terms, conditions and provisions of those Sections apply to this Agreement and are made a part of this Agreement the same as though they were incorporated and included herein. If any State officer or employee has a prohibited interest, this Agreement may be cancelled without charge or penalty to the State.

        B. BID-RIGGING/BID ROTATING: The Vendor certifies that neither the
           ------------------------
           Vendor nor any person associated with the Vendor has been barred from contracting with a unit of State or local government as a result of a violation of Section 33E-3 or 33E4 of the Criminal Code of 1%1 (720 ILCS 5/33E-l1).

        C. DEFAULT ON EDUCATIONAL LOAN: The Vendor certifies that this Agreement
           ---------------------------
           is not in violation of (5 ILCS 385/3) prohibiting contracts to individuals who are in default on an educational loan.

        D. FELONY: The Vendor certifies that the Vendor nor any person
           ------
           associated with the Vendor has been convicted of a felony, or, if so convicted, at least one year has passed since completion of sentence as of the effective date of this Agreement (30 ILCS 505/10.3).

        E. DRUG FREE WORKPLACE: The Vendor agrees to provide a drug free
           -------------------
           workplace as provided in (30 ILCS 580~1 et seq.).

        F. AMERICANS WITH DISABILITIES ACT: The Americans with Disabilities Act
           -------------------------------
           (42 U.S.C. 12101 et seq.) and the regulations thereunder (28CFR 35.130) (ADA) prohibit discrimination against persons with disabilities by the State, whether directly or through contractual arrangements, in the provision of any aid, benefit or service. As a condition of receiving this Contract, the undersigned Vendor certifies that services, programs and activities provided under this contract are and will continue to be in compliance with the ADA.

        G. ANTI-BRIBERY: The Vendor certifies that neither the Vendor nor any
           ------------
           person associated with the Vendor has been convicted of bribery or attempting to bribe an officer or employee of this State nor has made an admission of same (30 ILCS 505/10.2).

        H. DISCRIMINATION: The Vendor certifies that neither the Vendor nor any
           --------------
           person associated with the Vendor pay dues or fees on behalf of its employees or agents or reimburse or otherwise subsidize them for payment of dues or fees to any club which unlawfully discriminates (775 ILCS 25/2).

        I. ILLINOIS HUMAN RIGHTS ACT: The undersigned bidder/vendor is presently
           -------------------------
           in compliance with all applicable provisions of the Illinois Human Rights Act at (775 ILCS 5/1-101 et seq.), together will all rules and regulations promulgated and adopted pursuant thereto.

        J. RECORDS AND DOCUMENTATION: The Vendor or Vendor shall maintain, for a
           -------------------------
           minimum of 5 years after the completion of the contract, adequate books, records, and supporting documents to verify the amounts, recipients, and uses of all disbursements of funds passing in

                                                                       DS 0l 98R

           conjunction with the contract; the contract and all books, records, and supporting documents related to the contract shall be available for review and audit by the Auditor General; and the vendor agrees to cooperate fully with any audit conducted by the Auditor General and to provide full access to all relevant materials. Failure to maintain the books, records, and supporting documents required by this Section shall establish a presumption in favor of the State for the recovery of any funds paid by the State under the contract for which adequate books, records, and supporting documentation are not available to support their purported disbursement.

        K. CONTRACT WITH RETIRED FORMER EMPLOYEES: The Vendor certifies that
           ---------------------------------------
           he/she has informed the director of the Department in writing if he/she was formerly employed by that agency and has received an early retirement incentive under Section 14-108.3 or 16-133.3 of the Illinois Pension Code. The Vendor acknowledges and agrees that if such early retirement incentive was received, this contract is not valid unless the official executing the contract has made the appropriate filing with the Auditor General prior to execution (30 ILCS 105/iSa).

        L. U.S. EXPORT ACT: The Vendor certifies that neither the Vendor nor any
           ----------------
           substantially owned affiliated company is participating, or shall participate, in an international boycott which is in violation of the provisions of the U.S. Export Administration Act of 1979, or the regulations of the U.S. Department of Commerce promulgated under this Act (30 ILCS 582/5).

        M. DATA SECURITY STANDARDS: The contractor hereby acknowledges the
           ------------------------
           existence of a set of Data Security Standards which has been adopted and published by the Office of the Secretary of State. Security procedures vary among the several departments within the office and it shall be the responsibility of the contractor to become informed of all such standards and procedures which may be associated with work to be performed under this agreement and to remain in full compliance with same at all times.

        N. 2000 WARRANTY: The vendor warrants that the use of dates on or after
           --------------
           January 1, 2000 or any later date will not adversely affect any software or hardware provided by the vendor or have a resultant impact on 1505' system.

        HUMAN RIGHTS PUBLIC CONTACT IDENTIFICATION NUMBER: The following is my
        --------------------------------------------------
        (our) I .D.H .R. identification number:
                                                ------------------------------

        FEDERAL TAXPAYER IDENTIFICATION NUMBER AND LEGAL STATUS DISCLOSURE:
        -------------------------------------------------------------------
        Under penalties of perjury, I certify that the name, taxpayer identification number, and legal status listed below are correct.

        Name:
              -------------------------------
        Taxpayer Identification Number:
        Social Security Number
                               ----------------------
        Employer Identification Number
                                       ----------------

                                                                       DS Ol 98R


        (If you are an individual, enter your name and SSN as it appears on your Social Security Card. If completing this certification for a sole proprietorship, enter the owner's name followed by the name of the business and the owner's SSN. For all other entities, enter the name of the entity as used to apply for the entity's EIN and the EIN.) Legal Status

                   Individual                             Governmental entity
          -------                                -------
                   Owner of sole                          Nonresident alien
          -------                                -------
                    proprietorship                         individual

                   Partnership                            Estate or legal trust
          -------                                -------
                   Tax-exempt hospital                    Foreign corporation,
          -------                                -------
                    or extended care                       partnership, estate
                    facility                               or trust

                   Corporation providing or               Other:
          -------                                -------         --------
                      billing medical and/or
                      health care services

                  Corporation NOT providing
         -------
                      or billing medical and/or
                      health care services

        The undersigned hereby certifies that he/she has read, understands, and agrees that acceptance by the SECRETARY OF STATE of the Bidder's proposal by issuance of a purchase order or letter of award will create a binding contract.

                            (PLEASE PRINT OR TYPE)

        NAME OF BIDDER
                       -----------------------------------
        ADDRESS
                ------------------------------------------
        CITY/STATE/ZIP
                       -----------------------------------
        SIGNATURE
                  ----------------------------------------
        SIGNED BY                       TITLE
                  ----------------------      ------------
        DATE                  TELEPHONE
             ----------------           ------------------

        MAINFRAME (HOST AND STATE COMMUNICATIONS SYSTEM SPECIFICATIONS



ISOS Communications Network Specifications

The 1505 communications network from the facilities are currently running on 9600 baud lines. This will need to be upgraded to handle the desired transmission throughput. The bidder must propose the expected line speeds and throughput requirements to allow on-line retrieval and transmission of images to and from the facilities based on the facility activity shown in appendix A. A network study will be conducted, jointly with the contractor, prior to the Pilot Site start date.


Mainframe System

The Mainframe system for the Drivers Application system is a BULL 90/94 running GCOS8, TP8 with an IDS II database manager.

By Fall 1998, it is expected that the mainframe system will be a IBM 9672-R42 running MVS, CICS, and DB2 as the database manager. The Front End Processors are expected to be 3745s. The image database will either reside on the IBM platform or will offer full connectivity to the IBM platform. All applications are written in COBOL.


Facility Servers

The Facility Servers are Risc 6000 systems from IBM or Bull. The RISC 6000 systems have evolved over the years since they were first acquired. The specifications listed here are a representative of the current system acquisitions for fiscal year 1997. Older systems will have a slower processor while a few larger systems will have more memory. The descriptions here are only to supply a representation of the existing computing environment in each facility.

7245-100RS/6000 43P series
   16MB RAM Keyboard
   3.5 floppy drive
   3Com ethernet card
   mouse
   I Gig hard drive
   8-port asyric
   X.25 interface
   X.25 cable
   4 GB Tape drive
   Thrd party Monochrome monitor
   AIX 4.1 A & System software (or latest version)
   UPS (Using APC Smart-UPS 600)
   Power Chute software (used with Smart-UPS 600)
   HBX PAD ()(.25 link to the network) Allied Telysin 24 port hub


   Note: Some systems have 32MB. Older systems are 33mhz Risc processors.

Today, numerous facilities have Motorola MCS 8000 systems running Unix System V. These systems are scheduled to be replaced prior to installation of an Image Workstation within that particular facility.

Typical PC Workstation Configuration

The PC systems have evolved over the years since they were first acquired. The specifications listed here are a representation of current system acquisitions for fiscal year 1997. Older systems will have a slower processor. The descriptions here are only to supply a representation of the existing computing environment in each facility.

PC 350 75 Mhz Pentium (6568635F)
CIX color SVGA monitor
3COM Etherlink Adaptr
8MB RA
540MBHard DISK
UP
FP License
Windows 3.11 license (est)
Disk Drive Lock

Most PCs in the facilities today are 486 33Mhz with 8MB RAM and 80-120MB hard disk. Newer systems will probably, but not necessarily, have faster processors, more memory and larger hard disks.


Communications

The PCs are connected to the Facility Server through the 3Com Etherlink Cards running TCP([P and the telnet utility. This communications mode is used to run the Facility Application System that resides on the Facility Server. A terminal emulation package, GLINK, is used to communicate directly to the Host through the Facility Server's communications hardware.

The Facility Server communicates to the Host system using X.25 through 9600 baud lines. IP over X.25 is also used for network monitoring purposes.


Facility Printers

Each facility is equipped with numerous printers. Seven Okidata 393 printers and one Eaton Validation printer are connected to the RS/6000 '5 8-port async board. Another Okidata printer is directly connected to the Rs16000 LAN with a jet direct print server.

             [LETTERHEAD FOR THE SECRETARY OF STATE APPEARS HERE]

                                   ADDENDUM
                               February 20, 1997



 All Prospective Bidders

 Subject: Addendum No.2 to the Request for Proposals1s for:
          Project No. Ds Ol 98, Digital Drivers License System

 Dear Sir or Madam:

          The changes made to the original bid documents for the subject project are as follows:

          Page 1, Section 1.03 RECEIPT OF PROPOSALS: now reads:
          All proposals must be received at the Secretary of State, Purchasing Division not later than 4:00 PM, Local Time, February 27, 1997.
                                  ---------------------------------------

          Change to read
          All proposals must be received at the Secretary of State, Purchasing Division not later than 4:00 PM, Local Time, March 12, 1997.
                                  ------------------------------------

          The following information is provided to clarity some aspects of the Request for Proposal and should be considered in preparing your response.

          The Central Issuance System volume or 2500 cards per day is based on 8 hours per day, 5 days per week.

          The backup systems listed in Attachment A, part 5 of the RFP is a backup or spare only used instead of the installed complete system.

          Change the hourly and daily rates for the Lombard facility shown in Attachment A, page 2 to 149 hourly and 1125 daily.

          Please acknowledge receipt of this addendum on page 51, section 14.00 Bid Price, by placing the date received and initials in the blanks provided.

          Proposals shall be delivered to the Purchasing Agent, Office of the Secretary of State, Budget & Fiscal Management, 124 Howlett Building, Springfield, Illinois 62756, by 4:00 local time on March 12, 1997. There are no other changes in the terms, conditions or specifications.

                                   Sincerely,


                                   /s/ Jack L. Gooding, CPPO

                                   Jack L. Gooding, CPPO
                                   Purchasing Agent

             [LETTERHEAD FOR THE SECRETARY OF STATE APPEARS HERE]

                                   ADDENDUM

                               February 10, 1997



All Prospective Bidders


Subject: Addendum No.1 to the Request for Proposals for:
         Project No. DS Ol 98, Digital Drivers License System

Dear Sir or Madam:

        The changes made to the original bid documents for the subject project are contained in the enclosed Addendum No.1 and revised
Attachment. Also enclosed are the answers to and the questions submitted at the Pre-proposal Conference held on February 3, 1997.

        Please acknowledge receipt of this addendum on page 51, section
14.00 Bid Price, by placing the date received and initials in the blanks provided.

        Proposals shall be delivered to the Purchasing Agent, Office of the Secretary of State, Budget & Fiscal Management, 124 Howlett
Building, Springfield, Illinois 62756, by 4:00 local time on
February 27, 1997. There are no other changes in the terms, conditions or specifications.


                                  Sincerely,


                                  /s/Jack L. Gooding, CPPO

                                  Jack L. Gooding, CPPO
                                  Purchasing Agent

                             REQUEST FOR PROPOSALS
                                      FOR
                        DIGiTAL DRIVER LICENSING SYSTEM

                                 Addendum No.1
                               February 10, 1997





                "ILLINOIS DIGITAL DRIVER LICENSE RFP KEY ITEMS"


 Item 9  3rd sentence. Change the word "lease" to "cost per issuance".

 Item 11 Delete this item.

 Item 16 Change this item to read:

            "A one-step printer must be bid."

 Item 17 Change to read:

            "Both a ID bar code and an encrypted 2D bar code needs to be printed on either the front or the back of the DL/ID card at time of issuance."


             "ILLINOIS SECRETARY OF STATE BACKGROUND INFORMATION"


On Page iii, the 4th paragraph, change the words "lease or buy" to "acquire" and change the words "buy or lease" to "acquire".

                             PROJECT No. DS 01 98
                                 Addendum No.1
                               February 10, 1997



1.03      RECEIPT OF PROPOSALS:
          ---------------------

On page 1, change the reference of "4:00 PM, Central Daylight Time," to "4:00 PM, Local Time".

1.06       CONTRACT PRICE:
           ---------------

On page 2, add as a 2nd paragraph:

           "All mandatory options chosen by 1505 will be included in the selected bid price option and included in the contract price at execution with the exception of the Central Issuance System option. This option may be included at contract execution or may be added at any time during the term of the contract by amendment The applicable bid prices in 14.00 for including this Option must remain firm through June 30, 2000, and may be subject to review and adjustment once each year thereafter in accordance with provisions contained in 1.07."


1.18       COST PROPOSAL:
           --------------

On page 6, add the following paragraph to the end of section 1.18:

           "The cost proposal must specify the total number of Image Workstations by facility to be supplied by the contractor and provide the rationale used by the bidder to determine number will adequately meet anticipated peak hourly volumes as required in Sections 4.01 and 5.02."

4.01       SCOPE OF WORK:
           --------------

On page 19, delete the 2nd paragraph regarding one-step and two-step printers.

4.01       SCOPE OF WORK:
           --------------

On page 19, in the 4th paragraph, change "five (5) mobile travel team configurations" to "six (6) mobile travel team configurations".

5.02       IMAGE WORKSTATION COMPONENTS:
           -----------------------------

On page 21, 2nd paragraph:

Delete the dot point: "A security disk which if not present in the Image Workstation at start-up \vi II render the Image Workstation inoperable".

Add the dot point: "A port for a bar code reader".

                             PROJECT No. DS Ol 98
                                Addendum No. I
                               February 10, 1997


5.02       IMAGE WORKSTATION COMPONENTS:
           -----------------------------

On page 22.8th paragraph:

Replace "A one-step printer that prints the card and seals or laminates it without flipping or feeding or other operator intervention is preferred. Both one-step and two-step printers must be included in bid options, as described in the Scope of Work, 4.01."

with "A one-step printer that prints the card and seals or laminates it without operator intervention after card production begins, is required."

5.02       IMAGE WORKSTATION COMPONENTS:
           -----------------------------

On page 24, add as last paragraph to 5.02:

           "A minimum twenty (20) one-dimensional bar code readers and a minimum twenty (20) two-dimensional bar code readers and applicable software that must be capable of attaching to an existing 1505 PC using a serial or parallel port and running MS Windows 3.1 must be provided. The twenty (20) one-dimensional bar code readers may be deleted if the two-dimensional bar code readers are capable of reading the one-dimensional bar codes. These bar code readers will be used by ISOS for quality assurance and fraud investigations."

5.05       INTERACTION WITH FACILITY SERVER AND ISOS HOST COMPUTER:
           --------------------------------------------------------

On page 25, 2nd paragraph, 7th line, change "both of the Image Workstation" to "both the Image Workstation".

5.05       INTERACTION WITH FACILITY SERVER AND ISOS HOST COMPUTER:
           --------------------------------------------------------

On page 25, 3rd paragraph, 6th line, delete the third sentence which begins "This stand-by mode...".

5.08       IMAGE WORKSTATION SECURITY:
           ---------------------------

On page 27, delete the 3rd paragraph which begins "At a [11inimum, the Image
Workstation must be equipped...."

7.03       ADDITIONAL SYSTEM REQUIREMENTS:
           -------------------------------

On page 33' 5th paragraph, 8th line, change twenty-four (24) hour" to "seventy-two (72) hour".

7.04       IMAGE FILE RETRIEVAL AND PRINTING:
           ----------------------------------

On page 35.4th paragraph, delete the 2nd sentence "The Contractor is responsible for providing printer consumables. including paper. toner, and fuser, for an estimated 10,000 retrievals per year at ISOS Administrative Offices."

                             PROJECT No. DS Ol 98
                                 Addendum No.1
                               February 10, 1997

7.04       IMAGE FILE RETRIEVAL AND PRINTING:
           ----------------------------------

On page 35, 4th paragraph. change the picture size dimension from "1/2 to "2 1/2" IP".

8.05       BACK OF THE DL/ID CARD:
           -----------------------

On page 39, 2nd paragraph:

Replace "The back of the DL/ID card must contain an encrypted two-dimensional (:-D) bar-code that contains the text information appearing on the front of DL/ID card. The back of the DL/ID must be printed in true black to maintain maximum readability of the 2-D bar-code.

with       "The DL/ID card must contain an encrypted two-dimensional
           (2D) bar code that contains the text information appearing on the front of DL/ID card. For the samples, the 2D bar code shall appear on the back of the card. Final location will be approved by 1505 as part of final design. The back of the DL/ID must be printed in true black to maintain maximum readability."

8.05       BACK OF THE DL/ID CARD:
           ------------------------

On page 39, 3rd paragraph, insert into the last sentence after "writable surface" the following "for blood type/Rh Factor and ".

8.06       DL/ID CARD DURABILITY AND SECURITY:
           -----------------------------------

Page 40. Item D, 1St paragraph. 1st sentence, change "printed on the back of the DL/ID card" to "printed on the DL/ID card".

9.01       GENERAL CONSIDERATIONS:
           -----------------------

On page 41, 4th paragraph, in the last sentence, change "includes one night shift" to "includes two night shifts".

10.04      DEVELOPMENT TESTING:
           --------------------

On page 43, 1st paragraph, 2nd sentence, change "at projected contract commencement" to "after projected contract commencement".

10.04      DEVELOPMENT TESTING:
           --------------------

On page 44, 1st paragraph, change the last sentence from "Before development testing of the System begins. ISOS and the Contractor will agree on a list of test criteria that the System must ", pass before being deemed acceptable." to "ISOS and the Contractor will agree when development testing will begin and on a list of test criteria that the System must pass before being deemed acceptable."

11.01     GENERAL CONSIDERATIONS:
          -----------------------

On page 45, 2nd paragraph, delete 1st I St and 2nd sentence which begin "The Contractor shall provide onsite..." and "The additional Image Workstations...".

                              PROJECT No. DS Ol 98
                                  Addendum No.1
                                February 10, 1997


           14.00   BID PRICE:
                   ---------

           On page 51 and 52 Replace page and 52 with enclosed page SIA and 52A.


           ATTACHMENT A   OFFICES AND VOLUMES:
                          -------------------

           Replace Attachment A. all parts, with the enclosed Attachment A, all parts.

           ATTACHMENT J   COST PROPOSAL:
                          -------------

           Replace Attachment J. all parts, with the enclosed Attachment J, all parts.

     14.00 BID PRICE: The prices noted below, and other items with cost
           ---------
           information requirements note(l in the RFP, shall be discussed and described in detail in the Cost Proposal including Attachment J. All bid prices shall be based on inclusion of all System requirements and specifications in the REP.

           I (We) hereby acknowledge receipt of the Request for Proposal. I (We) have also received:

           Addendum No.1, dated                1997,
                                --------------
           Addendum No.2, dated               1997,
                                -------------
           Addendum No.3, dated               1997,
                                -------------

           and have included their provisions in my (our) proposal.

           Note: In the event of conflict or contradiction between any contract terms and conditions contained in this RFP and the bidders proposal attached hereto, then those terms and conditions in the State's RFP shall take precedence and shall prevail.

           The undersigned does hereby swear and affirm that he/s~he understands all of the provisions contained herein, and agrees to perform all services as specified herein and in full and complete accordance with our proposal which is made a part hereof for the total contract price of:

           A.

             WORKSTATIONS                 WITH                     WITH
             WITH ONE-STEP                CENTRAL IMAGE            CENTRAL ISSUANCE          COST PER
             PRINTERS                     SYSTEM                   SYSTEM                    ISSUANCE
             ------------------------------------------------------------------------------------------
               Al                         Yes                      Yes                       $
                                                                                              ---------
               A2                         No                       No                        $
                                                                                              ---------
               A3                         Yes                      No                        $
                                                                                              ---------
               A4                         No                       Yes                       $
                                                                                              ---------

           B. Increase or reduction in cost per issuance for addition of desirable features if selected:

                1) Facial recognition/comparison or similar software         $
                                                                              ----------
                                                                             N/A
                                                                                --------
                2) Microprinting or other covert secondary security          $
                   feature                                                    ----------
                                                                             N/A
                                                                                --------
                3) Automated mailing function for Central Issuance           $
                   System                                                     ----------
                                                                             N/A
                                                                                --------

           C. Reduction in cost per issuance for Image Workstations eliminated due to a change in the number of facilities at time of
                implementation: $          per      workstation.
                                 ----------   ------


                                       51A

           D.   Purchase cost for Central Image Systems if ISOS      $
                                                                      ----------
                purchases if from the bidder (as detailed in Attachment J)

           E.   Cost for each additional retrieval software package: $
                                                                      ----------


                                       52A

                      Facility Names and Addresses    Attachment A (Part 1 of 5)
                                                               Revised 2-10-1997

Facility   Region/
Number       Zone        Facility Name           Address
--------------------------------------------------------------------------------
    056         2    Albion                  Court House
    206         7    Aledo                   706 South East 3rd
    005         1    Arma                    10 IA Transcraft Drive
    253        32    Aurora                  339 E. Indian Trail Rd.
    300         0    Auxiliary Unit
    107         7    Beardstown              110 W. 15th Street
    027         1    Belleville              1444 Boul Avenue
    230        10    Belvidere               1550 Pearl
    001         2    Benton                  812 North Main Street
    076         3    Bethalto                20 Terminal Dr., Suite 103
    128         6    Bloomington             1510 West Market
    177         8    Bradley                 1111 Blatt
    311        31    Bridgeview              7200 West 84th
    002         1    Cairo                   1203 Washington Avenue
    105         7    Canton                  West Locust Limits
    026         1    Carbondale              2516 W Murphysboro Rd
    078         5    Carlinville             120 Carlinville Plaza
    034         3    Carlyle                 County Court House
    003         2    Carmi                   1128WestOak
    106         7    Carthage                1435 N State, Hwy 94
    029         3    Centralia               418 South Poplar
    231         9    Chadwick                236 Main St
    151         6    Champaign               2401 W. Bradley Ave
    158         4    Charleston              1010 E Street
    306        33    Chicago Central         100 West Randolph
    304        31    Chicago Heights         570 West 209th St.
    303        34    Chicago North           5401 N. Elston Ave.
    317        34    Chicago North Express   5401 N. Elston Ave.
    321        33    Chicago Randolph Express   36 W. Randolph St.
    302        31    Chicago South           9901 Dr. Martin Luther King Jr. Dr
    301        33    Chicago West            5301 W. Lexington Ave.
    130         6    Clinton                 Route 54 East
    152         6    Decatur                 405 Sheridan
    127         6    Decatur                 3149 N. Woodford
    308        34    Deerfield                244 5. Waukegan Rd.
    228        10    DeKalb                  1316 Oakwood Drive
    233         9    Dixon                   925 5. Peoria
    139         0    DuQuoin State Fair
    030         1    E. St. Louis            8750 Church Lane
    080         3    Edwardsville            1502A Troy Road
    051         4    Effingham               444S. Willow
    252        35    Elgin                   595 5. State
    009         2    Elizbethtown            Court House
    314         0    Elk Grove Village       650 Roppolo Drive
    057         2    Fairfield               307 N. Market
    055         4    Flora                   847 East North Ave.
    318        31    Ford City Mall          7601 5. Cicero Avenue
    227        10    Freeport                1793 South West Ave.
    232        10    Galena                  123 South Main
    203         7    Galesburg               1066 Losey
    157         8    Gibson City             304 W. Second St.
    010         2    Golconda                Housing Authority Comm. Ct.

Facility  Region/
Number       Zone       Facility Name                    Address
--------------------------------------------------------------------------------
    077         3    Granite City            1810 Edison
    058         4    Greenup                 East Cumberland St.
    081         3    Greenville              2nd & Winter
    086         5    Hardin                  202 Barry Street
    004         2    Harrisburg              350 Seright, Suite C
    132         7    Havana                  210 5. Prairie Ridge Dr.
    210         8    Hennepin                N. 7th & E. High - Village Hall
    082         3    Hillsboro               2010 School
    310        33    Hillside                101 N. Wolf Road
    154         6    Hoopeston               825 W. Elm
    138         5    Illinois State Fair     Illinois State Fair Grounds
    102         5    Jacksonville            Lincoln Square Shopping Center
    079         5    Jerseyville             710 County Rd
    176        32    Joliet                  101 South Larkin
    204         9    Kewanee                 715 Tenney
    207         8    Lacon                   127 Prairie Street
    312              Lake Calumet            12800 5. Butler Drive
    181         9    LaSalle                 536 Third
    059         4    Lawrenceville           406 North 15th
    276        35    Libertyville            342 Peterson Road
    131         6    Lincoln                 2200 N. Kickapoo
    251        32    Lombard                 837 South Westmore B27
    104         7    Macomb                 719 West Jackson
    006         1    Marion                  1905 Rendleman St.
    060         4    Marshall                Court House
    159         4    Mattoon                 2020 Charleston
    313              McCook                 8787 Joliet Road
    011         2    McLeansboro             Township Hall
    319        33    Melrose Park            1000 N. 25th Avenue
    184         9    Mendota                 Rt. 34 East, P0 Box 323
    012         2    Metropolis              1112 W. 10th St
    307        31    Midlothian              14434 S. Pulaski St.
    202         9    Moline                  2040 First Street A
    208         7    Monmouth                330 North Main
    135         6    Monticello              Route #105 South R R 2
    180        10    Morris                  2413 Division Street
    013         1    Mounds                  City Hall
    054         2    Mt. Carmel              219 West Second St.
    108         7    Mt. Sterling            City Hall
    032         2    Mt. Vernon              320 East Main Street
    254        32    Naperville              931 W. 75th St. Suite 161
    035         1    Nashville               406 N. Kaskaskia Street
    061         4    Newton                  Senior Citizen Center
    309        34    Niles                   9038 Golf Road
    052         4    Olney                   13025. West St.,R.R.1
    211         7    Oquawka                 County Court House
    234        10    Oregon                  Area 3, Pine Plaza
    320        31    Orland Park             14700 5. Ravina Ave.
    178         9    Ottawa                  404 Stevenson Road
    153         4    Paris                   714 Grandview
    129         8    Pekin                   Pekin State Plaza
    201         8    Peoria                  2010 North Knoxville Ave

Facility  Region/
Number       Zone        Facility Name               Address
--------------------------------------------------------------------------------
    136         7    Petersburg              Court House
    036         1    Pinckneyville           Route 3, Box I
    103         5    Pittsfield              202 W. Jefferson
    183        10    PIano                   712 E. South Street
    179         8    Pontiac                 920 Custer Ave., Box 614
    205         9    Princeton               Backbone Road, R. R. #2
    101         7    Quincy                  2512 Katherine Rd.
    155         6    Rantoul                 421 South Murray Rd.
    134         8    Roanoke                 106 West Broad Street
    053         4    Robinson                1411 East Main
    226        10    Rockford Central        3721 East State Street
    216        10    Rockford Express/CDL    3816 Auburn
    112         5    Roodhouse               City Hall, 119 W. Palm
    225        10    Roscoe Express          10595 Main St.
    109         7    Rushville               220 West Washington
    033         3    Salem                   1375 West Whittaker
    305        34    Schaumburg              1227 E. Golf Road
    014         2    Shawneetown             Ill. Farmers Union Hall
    083         4    Shelbyville             311 North Cedar
    028         1    Sparta                  202 W. Jackson
    137         5    Springfield             2701 South Dirksen Parkway
    126         5    Springfield             316 North Klein
    229         9    Sterling                1224 West 4th Street
    182         9    Streator                North Point Centre, Suite 6
    161         6    Sullivan                Sullivan City Bldg.
    133         5    Taylorville             1400 East Park
    156         6    Tuscola                 211 South Main
    084         3    Vandalia                Old Shopping Center
    007         2    Vienna                  400 East Vine
    037         1    Waterloo                511 Illinois Ave.
    160         8    Watseka                 1400 E. Walnut
    277        35    Waukegan                617 5. Green Bay Rd.
    279              West Chicago            1280 Powis Road
    255        32    Wheaton                 128 Liberty
    110         5    Winchester              32 Market Street
    278        35    Woodstock               428 Eastwood Dr.
    209         8    Wyoming                 111 East Williams

                                                       Attachment A part 2 of 5)
                                                               Revised 2-10-1997
                        Drivers Services Facility Hours

REGION      FACILITY
OR ZONE       NUMBER      FACILITY NAME       SUNDAY      MONDAY      TUESDAY      WEDNESDAY      THURSDAY      FRIDAY      SATURDAY

------------------------------------------------------------------------------------------------------------------------------------

      2            56     ALBION                                                   2nd & 4th/Mo
------------------------------------------------------------------------------------------------------------------------------------

      7           206     ALEDO                                       &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      1             5     ANNA                                        &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     32           253     AURORA                                      *            *              *             *           *
------------------------------------------------------------------------------------------------------------------------------------

      7           107     BEARDSTOWN                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      1            27     BELLEVILLE/SWANSEA                          &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     10           230     BELVIDERE                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      2             1     BENTON                                      &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      3            76     BETHALTO                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      6           128     BLOOMINGTON                                 &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

    177                   BRADLEY                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     31           311     BRIDGEVIEW                      **          **           **             **            **          **
------------------------------------------------------------------------------------------------------------------------------------

      1             2     CAIRO                                       &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      7           105     CANTON                                      &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      1            26     CARBONDALE                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      5            78     CARLINVILLE                                 &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      3            34     CARLYLE                                                                 8:00 am -
                                                                                                  4:00pm
------------------------------------------------------------------------------------------------------------------------------------

      2             3     CARMI                                       &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      7           106     CARTHAGE                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      3            29     CENTRALIA                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      9           231     CHADWICK                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      6           151     CHAMPAIGN                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      4           158     CHARLESTON                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     33           306     CHIC.CENTRAL                    ***         ***          ***            ***           ***
------------------------------------------------------------------------------------------------------------------------------------

     31           304     CHIC.HEIGHTS                    **          **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

     34           303     CHIC.NORTH                      **          **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

     34           317     CHIC.NORTH EXP                  **          **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

     33           321     CHIC.RANDOLPH                   7:30 am-    7:30 am-     7:30 am-       7:30 am-      7:30 am-
                                                          5:30pm      5:30pm       5:30pm         5:30pm        5:30pm

------------------------------------------------------------------------------------------------------------------------------------

     31           302     CHIC.SOUTH                      **          **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

     33           301     CHIC.WEST                                   **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

      6           130     CLINTON                         &           &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      6           152     DANVILLE                        &           &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      6           127     DECATUR                         &           &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------


                                                      Attachment A (part 2 of 5)
                                                               Revised 2-10-1997

                         Driver Service Facility Hours


REGION      FACILITY
OR ZONE       NUMBER    FACILITY NAME         SUNDAY      MONDAY      TUESDAY      WEDNESDAY      THURSDAY      FRIDAY      SATURDAY

------------------------------------------------------------------------------------------------------------------------------------

     34        308      DEERFIELD                         **          **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------

     10        228      DEKALB                                        &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      9        233      DIXON                                         &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      1         30      E ST.LOUIS                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      3         80      EDWARDSVILLE                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      4         51      EFFINGHAM                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     35        252      ELGIN                                         *            *              *             *           *
------------------------------------------------------------------------------------------------------------------------------------

      2          9      ELIZABETHTOWN                                              2nd/Mo
------------------------------------------------------------------------------------------------------------------------------------

               314      ELK GROVE                         ***         ***          ***            ***           ***         ***
------------------------------------------------------------------------------------------------------------------------------------

      2         57      Fairfield                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      4         55      FLORA                                         &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     31        318      FORD CITY             @           @           @            @              @             @           @
------------------------------------------------------------------------------------------------------------------------------------

     10        227      FREEPORT                                      &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     10        232      GALENA                                        &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      7        203      GALESBURG                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      8        157      GIBSON CITY                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      2         10      GOLCONDA                                                                  2nd/Mo
------------------------------------------------------------------------------------------------------------------------------------

      3         77      GRANITE CITY                                  &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      4         58      GREENUP                                                                   1st & 3rd/Mo
------------------------------------------------------------------------------------------------------------------------------------

      3         81      GREENVILLE                                    &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      5         86      HARDIN                                                                    1st/Mo
------------------------------------------------------------------------------------------------------------------------------------

      2          4      HARRISBURG                                    &             &             &             &           &
 -----------------------------------------------------------------------------------------------------------------------------------

      7        132      HAVANA                                        &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      8        210      HENNEPIN                                                    1st/Mo
------------------------------------------------------------------------------------------------------------------------------------

      3         82      HILLSBORO                                     &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     33        310      HILLSIDE                          **          **            **            **            **          **
------------------------------------------------------------------------------------------------------------------------------------

      8        154      HOOPESTON                                     &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      5        102      JACKSONVILLE                                  &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      5         79      JERSEYVILLE                                   &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

     32        376      JOLIET                                        *             *             *             *           *
------------------------------------------------------------------------------------------------------------------------------------

      9        204      KEWANEE                                       &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

      8        207      LACON                                         &             &             &             &           &
------------------------------------------------------------------------------------------------------------------------------------

               312      LAKE CALUMET                      ***         ***           ***           ***           ***         ***
------------------------------------------------------------------------------------------------------------------------------------


REGION         FACILITY
OR ZONE        NUMBER                   FACILITY NAME        SUNDAY    MONDAY   TUESDAY   WEDNESDAY   THURSDAY   FRIDAY   SATURDAY
----------------------------------------------------------------------------------------------------------------------------------
  9                181                  LASALLE                                    &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
  4                 59                  LAWRENCEVILLE                              &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
 35                276                  LIBERTYVILLE                               *          *           *         *         *
----------------------------------------------------------------------------------------------------------------------------------
  6                131                  LINCOLN                                    &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
 32                251                  LOMBARD                                    *          *           *         *         *
----------------------------------------------------------------------------------------------------------------------------------
  7                104                  MACOME                                     &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
  1                  G                  MARION                                     &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
  4                 60                  MARSHALL                                                       ????????
----------------------------------------------------------------------------------------------------------------------------------
  4                159                  MATTOON                                    &          &           &         &         &
----------------------------------------------------------------------------------------------------------------------------------
313                                     MCCOOK                          ***       ***        ***         ***       ***
----------------------------------------------------------------------------------------------------------------------------------
  2                 11                  MCLEANSBORO                                       1st & 3rd/Mo
----------------------------------------------------------------------------------------------------------------------------------
 33                319                  MELROSE PARK                  10am-5pm  10am-5pm               10am-5pm
----------------------------------------------------------------------------------------------------------------------------------
  9                184                  MENDOTA                                     &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  2                 12                  METROPOLIS                                  &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
 31                307                  MIDLOTHIAN                                  *          *          *          *        *
----------------------------------------------------------------------------------------------------------------------------------
  9                202                  MOLINE                                      &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  7                208                  MONMOUTH                                    &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  6                135                  MONTICELLO                                  &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
 10                180                  MORRIS                                      &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  1                 13                  MOUNDS                                            1st & 3rd/Mo
----------------------------------------------------------------------------------------------------------------------------------
  2                 54                  MT.CARMEL                                   &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  7                108                  MT.STERLING                                                     1st/Mo
----------------------------------------------------------------------------------------------------------------------------------
  2                 32                  MT.VERNON                                   &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
 32                254                  NAPERVILLE                                  *          *          *          *        *
----------------------------------------------------------------------------------------------------------------------------------
  1                 35                  NASHVILLE                                   &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  4                 61                  NEWTON                                            1st & 3rd/Mo
----------------------------------------------------------------------------------------------------------------------------------
 34                309                  NILES                                       *          *          *          *        *
----------------------------------------------------------------------------------------------------------------------------------
  4                 52                  OLNEY                                       &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  7                211                  OQUAWKA                                                         1st/Mo
----------------------------------------------------------------------------------------------------------------------------------
 10                234                  OREGON                                      &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
 31                320                  ORLAND PARK                    9am-5pm   9am-5pm                9am-5pm   9am-5pm
----------------------------------------------------------------------------------------------------------------------------------
  9                178                  OTTAWA                                      &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------
  4                153                  PARIS                                       &          &          &          &        &
----------------------------------------------------------------------------------------------------------------------------------

                                                                          Page 3

                                                         Attachment A    2 of 51
                                                               Revised 2/10/1997

                                                  Driver Services Facility Hours

REGION         FACILITY
OR ZONE        NUMBER       FACILITY NAME      SUNDAY      MONDAY     TUESDAY      WEDNESDAY      THURSDAY      FRIDAY      SATURDAY
------------------------------------------------------------------------------------------------------------------------------------
      8             129     PEKIN                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      8             201     PEORIA                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      7             136     PETERSBURG                                             2nd & 4th/Mo
------------------------------------------------------------------------------------------------------------------------------------
      1              36     PINCKNEYVILLE                             &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      5             103     PITTSFIELD                                &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
     10             183     PLANO                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      8             179     PONTIAC                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      9             205     PRINCETON                                 &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      7             101     QUINCY                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      6             155     RANTOUL                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      8             134     ROANOKE                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      4              53     ROBINSON                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
     10             226     ROCKFORD CENTRAL                          &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
     10             216     ROCKFORD EXPRESS/CDL           ***        ***          ***            ***           ***
------------------------------------------------------------------------------------------------------------------------------------
      5             112     ROODHOUSE                                              1st/Mo
------------------------------------------------------------------------------------------------------------------------------------
     10             225     ROSCOE                         9am-5pm                 9am-5pm
------------------------------------------------------------------------------------------------------------------------------------
      7             109     RUSHVILLE                                              1st/Mo
------------------------------------------------------------------------------------------------------------------------------------
      3              33     SALEM                                     &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
     34             305     SCHAUMBURG                     **         **           **             **            **
------------------------------------------------------------------------------------------------------------------------------------
      2              14     SHAWNEETOWN                                                           1st/Mo
------------------------------------------------------------------------------------------------------------------------------------
      4              83     SHELBYVILLE                               &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      1              28     SPARTA                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      5             137     SPFLD-DIRKSEN                  ***        ***          ***            ***           ***
------------------------------------------------------------------------------------------------------------------------------------
      5             126     SPRINGFIELD                               &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      5             138     STATE PAIR
------------------------------------------------------------------------------------------------------------------------------------
      9             229     STERLING                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      9             182     STREATOR                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      6             161     SULLIVAN                                                              1st & 3rd/Mo
------------------------------------------------------------------------------------------------------------------------------------
      5             133     TAYLORVILLE                               &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      6             156     TUSCOLA                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      3              84     VANDALIA                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      2               7     VIENNA                                    &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
      1              37     WATERLOO                                  &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------


Illinois Secretary of State    Prepared by Digital DL Workgroup 2/10/97   Page 4

                                                         Attachment A    2 of 51
                                                               Revised 2/10/1997

                                                  Driver Services Facility Hours

REGION        FACILITY
OR ZONE       NUMBER       FACILITY NAME      SUNDAY      MONDAY     TUESDAY      WEDNESDAY      THURSDAY      FRIDAY      SATURDAY
------------------------------------------------------------------------------------------------------------------------------------
      8            160     WATSEKA                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------
     35            277     WAUKEGAN                                  *            *              *             *           *
------------------------------------------------------------------------------------------------------------------------------------
                   279     WEST CHICAGO                              8am-5:30pm   8am-5:30pm     8am-5:30pm    8am-5:30pm  8am-12pm
------------------------------------------------------------------------------------------------------------------------------------
     32            255     WHEATON                        9am-5:30pm              9am-5:30pm                   9am-5:30pm
------------------------------------------------------------------------------------------------------------------------------------
      5            110     WINCHESTER                                                            2nd/Mo
------------------------------------------------------------------------------------------------------------------------------------
     35            278     WOODSTOCK                                 *            *              *             *           *
------------------------------------------------------------------------------------------------------------------------------------
      8            209     WYOMING                                   &            &              &             &           &
------------------------------------------------------------------------------------------------------------------------------------

Schedule
*             9am-7pm Tue
              8am-5:30pm W-F
              8am-12:00pm Sat
**            8:30am-5pm M,T,Th,F
              l0am-7pm W
***           8am-5pm M-F
****          9am-7pm T
              8am-5:30pm W-F
              8am-12pm Sat
*****         7:30am-5:30pm M-F
@             10am-8pm M-F
              10am-6pm Sat
              11am-5:30pm
&             8am-6pm T
              8am-5pm W-F
              8am-12pm Sat

Illinois Secretary of State    Prepared by Digital DL Workgroup 2/10/97   Page 5

Maximum Facility DLsIIDs Issued - Calendar Year 1996  Attachment A (Part 3 of 5)
                                                               Revised 2-10-1997

--------------------------------------------------------------------------------
Facility Name         Facility No.     Max Hourly Issued        Max Daily Issued
--------------------------------------------------------------------------------
ALBION                    056                                           31
--------------------------------------------------------------------------------
ALEDO                     206                 21                        83
--------------------------------------------------------------------------------
ANNA                      005                 26                       169
--------------------------------------------------------------------------------
AURORA                    253                112                       666
--------------------------------------------------------------------------------
AUXILIARY UNIT            300                 50                       402
--------------------------------------------------------------------------------
BEARDSTOWN                107                 26                        80
--------------------------------------------------------------------------------
BELLEVILLE                027                 78                       458
--------------------------------------------------------------------------------
BELVIDERE                 230                 64                       327
--------------------------------------------------------------------------------
BENTON                    001                 37                       170
--------------------------------------------------------------------------------
BETHALTO                  076                101                       369
--------------------------------------------------------------------------------
BLOOMINGTON               128                 88                       458
--------------------------------------------------------------------------------
BRADLEY                   177                 58                       362
--------------------------------------------------------------------------------
BRIDGEVIEW                311                173                       859
--------------------------------------------------------------------------------
CAIRO                     002                 26                        78
--------------------------------------------------------------------------------
CANTON                    105                 52                       245
--------------------------------------------------------------------------------
CARBONDALE                026                 38                       257
--------------------------------------------------------------------------------
CARLINVILLE               078                 45                       129
--------------------------------------------------------------------------------
CARLYLE                   034                 32                        87
--------------------------------------------------------------------------------
CARMI                     003                 38                       112
--------------------------------------------------------------------------------
CARTHAGE                  106                 28                       104
--------------------------------------------------------------------------------
CENTRALIA                 029                 71                       525
--------------------------------------------------------------------------------
CHADWICK                  231                 26                       119
--------------------------------------------------------------------------------
CHAMPAIGN                 151                 73                       454
--------------------------------------------------------------------------------
CHARLESTON                158                 46                       173
--------------------------------------------------------------------------------
CHICAGO CENTRAL           306                129                      1055
--------------------------------------------------------------------------------
CHICAGO HEIGHTS           304                156                       790
--------------------------------------------------------------------------------
CHICAGO NORTH             303                190                      1077
--------------------------------------------------------------------------------
CHICAGO RANDOLPH          321                 46                       350
--------------------------------------------------------------------------------
CHICAGO SOUTH             302                136                       924
--------------------------------------------------------------------------------
CHICAGO WEST              301                185                      1010
--------------------------------------------------------------------------------
CLINTON                   130                 28                       114
--------------------------------------------------------------------------------
DANVILLE                  152                 52                       282
--------------------------------------------------------------------------------
DECATUR                   127                 51                       334
--------------------------------------------------------------------------------
DEERFlELD                 308                102                       785
--------------------------------------------------------------------------------
DEKALB                    228                 59                       350
--------------------------------------------------------------------------------
DIXON                     233                 29                       125
--------------------------------------------------------------------------------
E. ST. LOUIS              030                 48                       289
--------------------------------------------------------------------------------
EDWARDSVILLE              080                 52                       310
--------------------------------------------------------------------------------
EFFINCHAM                 051                 69                       231
--------------------------------------------------------------------------------
ELGIN                     252                 80                       621
--------------------------------------------------------------------------------
ELIZBETHTOWN              009                                           35
--------------------------------------------------------------------------------

Maximum Facility DLs/IDs Issued - Calendar Year 1996  Attachment A (Part 3 of 5)
                                                               Revised 2-10-1997

--------------------------------------------------------------------------------
ELK GROVE VILLAGE         314                 24                       97
--------------------------------------------------------------------------------
FAIRFIELD                 057                 17                       72
--------------------------------------------------------------------------------
FLORA                     055                 34                       97
--------------------------------------------------------------------------------
FORD CITY MALL            318                 67                      490
--------------------------------------------------------------------------------
FREEPORT                  227                 62                      227
--------------------------------------------------------------------------------
GALENA                    232                 29                      127
--------------------------------------------------------------------------------
GALESBURG                 203                 31                      238
--------------------------------------------------------------------------------
GIBSON CITY               157                 19                      104
--------------------------------------------------------------------------------
GOLCONDA                  010                                          24
--------------------------------------------------------------------------------
GRANITE CITY              077                 61                      261
--------------------------------------------------------------------------------
GREENUP                   058                                          45
--------------------------------------------------------------------------------
GREENVILLE                081                 29                      107
--------------------------------------------------------------------------------
HARDIN                    086                                          28
--------------------------------------------------------------------------------
HARRISBURG                004                 26                      162
--------------------------------------------------------------------------------
HAVANA                    132                 38                      119
--------------------------------------------------------------------------------
HENNEPIN                  210                                          29
--------------------------------------------------------------------------------
HILLSBORO                 082                 41                      141
--------------------------------------------------------------------------------
HILLSIDE                  310                136                      810
--------------------------------------------------------------------------------
HOOPESTON                 154                 21                       65
--------------------------------------------------------------------------------
ILLINOIS STATE FAIR       138                 27                      128
--------------------------------------------------------------------------------
JACKSONVILLE              102                 57                      199
--------------------------------------------------------------------------------
JERSEYVlLLE               079                 37                      148
--------------------------------------------------------------------------------
JOLIET                    176                107                      664
--------------------------------------------------------------------------------
KEWANEE                   204                 33                      132
--------------------------------------------------------------------------------
LACON                     207                 22                       99
--------------------------------------------------------------------------------
LAKECALUMET               312                 39                       70
--------------------------------------------------------------------------------
LASALLE                   181                 54                      215
--------------------------------------------------------------------------------
LAWRENCEVILLE             059                 46                       96
--------------------------------------------------------------------------------
LIBERTYVILLE              276                105                      687
--------------------------------------------------------------------------------
LINCOLN                   131                 40                      159
--------------------------------------------------------------------------------
LOMBARD                   251                149                     1125
--------------------------------------------------------------------------------
MACOMB                    104                 39                      142
--------------------------------------------------------------------------------
MARION                    006                 45                      218
--------------------------------------------------------------------------------
MARSHALL                  060                                          65
--------------------------------------------------------------------------------
MATTOON                   159                 32                      202
--------------------------------------------------------------------------------
MCCOOK                    313                 28                       87
--------------------------------------------------------------------------------
MCLEANSBORO               011                                          45
--------------------------------------------------------------------------------
MELROSE PARK              319                 41                      209
--------------------------------------------------------------------------------
MENDOTA                   184                 25                      110
--------------------------------------------------------------------------------
METROPOLIS                012                 28                      168
--------------------------------------------------------------------------------
MIDLOTHIAN                307                115                      933
--------------------------------------------------------------------------------
MOLINE                    202                 79                      710
--------------------------------------------------------------------------------

Maximum Facility DLs/IDs Issued - Calendar Year 1996  Attachment A (Part 3 of 5)
                                                               Revised 2-10-1997

--------------------------------------------------------------------------------
MONMOUTH                  208                  28                      96
--------------------------------------------------------------------------------
MONTICELLO                135                  18                      92
--------------------------------------------------------------------------------
MORRIS                    180                  28                     214
--------------------------------------------------------------------------------
MOUNDS                    013                                          11
--------------------------------------------------------------------------------
MT. CARMEL                054                  11                      67
--------------------------------------------------------------------------------
MT. STERLING              108                                          32
--------------------------------------------------------------------------------
MT.VERNON                 032                  30                     181
--------------------------------------------------------------------------------
NAPERVILLE                254                 167                     719
--------------------------------------------------------------------------------
NASHVILLE                 035                  24                     113
--------------------------------------------------------------------------------
NEWTON                    061                                          49
--------------------------------------------------------------------------------
NILES                     309                 159                    1209
--------------------------------------------------------------------------------
NORTH EXPRESS             317                  65                     505
--------------------------------------------------------------------------------
OLNEY                     052                  17                     109
--------------------------------------------------------------------------------
OQUAWKA                   211                                          20
--------------------------------------------------------------------------------
OREGON                    234                  35                     181
--------------------------------------------------------------------------------
ORLAND PARK               320                  43                     328
--------------------------------------------------------------------------------
OTTAWA                    178                  35                     163
--------------------------------------------------------------------------------
PARIS                     153                  28
--------------------------------------------------------------------------------
PLANO                     183                  43                     221
--------------------------------------------------------------------------------
PONTIAC                   179                  24                     138
--------------------------------------------------------------------------------
PRINCETON                 205                  25                     125
--------------------------------------------------------------------------------
QUINCY                    101                  83                     517
--------------------------------------------------------------------------------
RANTOUL                   155                 112                     300
--------------------------------------------------------------------------------
ROANOKE                   134                  32                     170
--------------------------------------------------------------------------------
ROBINSON                  053                  30                     107
--------------------------------------------------------------------------------
ROCKFORD                  226                  92                     581
--------------------------------------------------------------------------------
ROODHOUSE                 112                                          37
--------------------------------------------------------------------------------
SHELBYVILLE               083
--------------------------------------------------------------------------------
SPARTA                    028                  35                     129
--------------------------------------------------------------------------------
SPRINGFIELD               126                  63                     427
--------------------------------------------------------------------------------
SPRINGFlELD-DIRKSEN       137                  29                     231
--------------------------------------------------------------------------------
STERLING                  229                  41                     237
--------------------------------------------------------------------------------

Maximum Facility DLs/IDs Issued - Calendar Year 1996  Attachment A (Part 3 of 5)
                                                               Revised 2-10-1997

--------------------------------------------------------------------------------
STREATOR                  182                 32                      147
--------------------------------------------------------------------------------
SULLIVAN                  161                                          41
--------------------------------------------------------------------------------
TAYLORVILLE               133                 30                      171
--------------------------------------------------------------------------------
TUSCOLA                   156                 20                       79
--------------------------------------------------------------------------------
VANDALIA                  084                 26                       90
--------------------------------------------------------------------------------
VIENNA                    007                 25                       90
--------------------------------------------------------------------------------
WATERLOO                  037                 34                      198
--------------------------------------------------------------------------------
WATSEKA                   160                 27                      126
--------------------------------------------------------------------------------
WAUKEGAN                  277                101                      530
--------------------------------------------------------------------------------
WEST CHICAGO              279                 29                       73
--------------------------------------------------------------------------------
WHEATON                   255                 72                      432
--------------------------------------------------------------------------------
WINCHESTER                110                                          17
--------------------------------------------------------------------------------
WOODSTOCK                 278                102                      590
--------------------------------------------------------------------------------
WYOMING                   209                 19                       60
--------------------------------------------------------------------------------

                                                      Attachment A (Part 4 of 5)
                                                               Revised 2-10-1997

                         DRIVER SERVICES MOBILE UNITS



ALBION

CARLYLE

ELIZABETHTOWN

GOLCONDA

GREENUP

HARDIN

HENNEPIN

MARSHALL

MCLEANSBORO

MOUNDS

MT. STERLING

NEWTON

OQUAWKA

PETERSBURG

ROODHOUSE

RUSHVILLE

SHAWNEETOWN

SULLIVAN

WINCHESTER

           CAMERA WORKSTATIONS PER SOS FACILITIES     Attachment A (Part 5 of 5)
                                                               Revised 2-10-1997

------------------------------------------------------------------------------------------------------------------
  Number            Name                      Complete System           Backup System          Extra Camera Head
------------------------------------------------------------------------------------------------------------------
056A        *Albion                         1
------------------------------------------------------------------------------------------------------------------
206A        Aledo                           1                         1
------------------------------------------------------------------------------------------------------------------
OOSA        Anna                            1                         1
------------------------------------------------------------------------------------------------------------------
253A        Aurora                          1                         2                      2
------------------------------------------------------------------------------------------------------------------
107A        Beardstown                      1                         1
------------------------------------------------------------------------------------------------------------------
027A        Bellevillel/Swansea             1                         2
------------------------------------------------------------------------------------------------------------------
230A        Belvidere                       1                         1
------------------------------------------------------------------------------------------------------------------
OO1A        Benton                          1                         1
------------------------------------------------------------------------------------------------------------------
076A        Bethalto                        1                         2
------------------------------------------------------------------------------------------------------------------
128A        Bloomington                     1                         2
------------------------------------------------------------------------------------------------------------------
177A        Bradley                         1                         1                      1
------------------------------------------------------------------------------------------------------------------
311A        Bridgeview                      1                         2
------------------------------------------------------------------------------------------------------------------
0O2A        Cairo                           1                         1
------------------------------------------------------------------------------------------------------------------
105A        Canton                          1                         1
------------------------------------------------------------------------------------------------------------------
026A        Carbondale                      1                         2                      1
------------------------------------------------------------------------------------------------------------------
078A        Carlinville                     1                         1
------------------------------------------------------------------------------------------------------------------
034A        Carlyle                         1
------------------------------------------------------------------------------------------------------------------
003A        Carmi                           1                         1
------------------------------------------------------------------------------------------------------------------
106A        Carthage                        1                         1
------------------------------------------------------------------------------------------------------------------
029A        Centralia                       1                         1
------------------------------------------------------------------------------------------------------------------
231A        Chadwick                        1                         1
------------------------------------------------------------------------------------------------------------------
151A        Champaign                       1                         1                      1
------------------------------------------------------------------------------------------------------------------
158A        Charleston                      1                         1
------------------------------------------------------------------------------------------------------------------
306A        Chicago Central                 2                         1                      4
------------------------------------------------------------------------------------------------------------------
304A        Chicago Heights                 1                         2
------------------------------------------------------------------------------------------------------------------
303A        Chicago North                   2                         1                      2
------------------------------------------------------------------------------------------------------------------
302A        Chicago South                   1                         2
------------------------------------------------------------------------------------------------------------------
301A        Chicago West                    2                         2
------------------------------------------------------------------------------------------------------------------
130A        Clinton                         1                         1
------------------------------------------------------------------------------------------------------------------
152A        Danville                        1                         1
------------------------------------------------------------------------------------------------------------------
127A        Decatur                         1                         2
------------------------------------------------------------------------------------------------------------------
308A        Deerfield                       1                         1                      1
------------------------------------------------------------------------------------------------------------------
228A        DeKalb                          1                         1                      1
------------------------------------------------------------------------------------------------------------------
233A        Dixon                           1                         1
------------------------------------------------------------------------------------------------------------------
030A        E. St. Louis                    1                         4
------------------------------------------------------------------------------------------------------------------
080A        Edwardsville                    1                         1
------------------------------------------------------------------------------------------------------------------
051A        Effingham                       1                         1
------------------------------------------------------------------------------------------------------------------
252A        Elgin                           1                         2
------------------------------------------------------------------------------------------------------------------
009A        *Elizabethtown                  1
------------------------------------------------------------------------------------------------------------------
314A        Elk Grove Village               1                         1
------------------------------------------------------------------------------------------------------------------
057A        Fairfield                       1                         1                      1
------------------------------------------------------------------------------------------------------------------
055A        Flora                           1                         1
------------------------------------------------------------------------------------------------------------------
318A        Ford City Mall                  1                                                2
------------------------------------------------------------------------------------------------------------------
227A        Freeport                        1                         1                      2
------------------------------------------------------------------------------------------------------------------
232A        Galena                          1                         1
------------------------------------------------------------------------------------------------------------------
203A        Galesburg                       1                         1
------------------------------------------------------------------------------------------------------------------
157A        GibsonCity                      1                         1
------------------------------------------------------------------------------------------------------------------
O1OA        *GoIconda                       1
------------------------------------------------------------------------------------------------------------------

2/10/97                             Page 1

             CAMERA WORKSTATIONS PER 1505 FACILITIES  Attachment A (Part 5 of 5)
                                                               Revised 2-10-1997

------------------------------------------------------------------------------------------------------------------
  Number              Name                   Complete System            Backup System          Extra Camera Head
------------------------------------------------------------------------------------------------------------------
077A        Granite City                    1                         1
------------------------------------------------------------------------------------------------------------------
058A        *Greenup                        1
------------------------------------------------------------------------------------------------------------------
081A        Greenville                      1                         1                      1
------------------------------------------------------------------------------------------------------------------
086A        *Hardin                         1
------------------------------------------------------------------------------------------------------------------
004A        Harrisburg                      1                         1
------------------------------------------------------------------------------------------------------------------
132A        Havana                          1                         1
------------------------------------------------------------------------------------------------------------------
210A        *Hennepin                       1
------------------------------------------------------------------------------------------------------------------
082A        Hillsboro                       1                         1
------------------------------------------------------------------------------------------------------------------
310A        Hillside                        1                         3                      1
------------------------------------------------------------------------------------------------------------------
154A        Hoopeston                       1                         1
------------------------------------------------------------------------------------------------------------------
102A        Jacksonville                    1                         1
------------------------------------------------------------------------------------------------------------------
079A        Jerseyville                     1                         1
------------------------------------------------------------------------------------------------------------------
I76A        Joliet                          1                         2
------------------------------------------------------------------------------------------------------------------
204A        Kewanee                         1                         1
------------------------------------------------------------------------------------------------------------------
207A        Lacon                           1                         1
------------------------------------------------------------------------------------------------------------------
312A        Lake Calumet                    1                         1
------------------------------------------------------------------------------------------------------------------
181A        LaSalle                         1                         1
------------------------------------------------------------------------------------------------------------------
059A        Lawrenceville                   1                         1
------------------------------------------------------------------------------------------------------------------
276A        Libertyville                    1                         1                      1
------------------------------------------------------------------------------------------------------------------
131A        Lincoln                         1                         1
------------------------------------------------------------------------------------------------------------------
251A        Lombard                         2                         2
------------------------------------------------------------------------------------------------------------------
104A        Macomb                          1                         1
------------------------------------------------------------------------------------------------------------------
OO6A        Marion                          1                         1
------------------------------------------------------------------------------------------------------------------
060A        *Marshall                       1
------------------------------------------------------------------------------------------------------------------
159A        Mattoon                         1                         2
------------------------------------------------------------------------------------------------------------------
313A        McCook                          1                         1                      1
------------------------------------------------------------------------------------------------------------------
O11A        *McLeansboro                    1
------------------------------------------------------------------------------------------------------------------
319A        MelrosePark                     1                         1
------------------------------------------------------------------------------------------------------------------
184A        Mendota                         1                         1
------------------------------------------------------------------------------------------------------------------
012A        Metropolis                      1                         1
------------------------------------------------------------------------------------------------------------------
307A        Midlothian                      1                         1                      1
------------------------------------------------------------------------------------------------------------------
202A        Moline                          1                         2                      2
------------------------------------------------------------------------------------------------------------------
208A        Monmouth                        1                         1
------------------------------------------------------------------------------------------------------------------
135A        Monticello                      1                         1
------------------------------------------------------------------------------------------------------------------
180A        Morris                          1                         1
------------------------------------------------------------------------------------------------------------------
013A        *Mounds                         1
------------------------------------------------------------------------------------------------------------------
054A        Mt. Carmel                      1                         1
------------------------------------------------------------------------------------------------------------------
108A        *Mt Sterling                    1
------------------------------------------------------------------------------------------------------------------
032A        Mt.Vernon                       1                         1
------------------------------------------------------------------------------------------------------------------
254A        Naperville                      1                         2
------------------------------------------------------------------------------------------------------------------
035A        Nashville                       1                         1
------------------------------------------------------------------------------------------------------------------
O61A        *Newton                         1
------------------------------------------------------------------------------------------------------------------
309A        Niles                           1                         3
------------------------------------------------------------------------------------------------------------------
052A        Olney                           1                         1
------------------------------------------------------------------------------------------------------------------
211A        *Oquawka                        1
------------------------------------------------------------------------------------------------------------------
234A        Oregon                          1                         1
------------------------------------------------------------------------------------------------------------------
320A        Orland Park                     1                         1
------------------------------------------------------------------------------------------------------------------
178A        Ottawa                          1                         1
------------------------------------------------------------------------------------------------------------------

2/10/97                              Page 2

             CAMERA WORKSTATIONS PER ISOS FACILITIES  Attachment A (Part 5 of 5)
                                                               Revised 2-10-1997

------------------------------------------------------------------------------------------------------------------
  Number           Name                      Complete System           Backup System          Extra Camera Head
------------------------------------------------------------------------------------------------------------------
153A        Paris                           1                         1
------------------------------------------------------------------------------------------------------------------
129A        Pekin                           1                         1                      2
------------------------------------------------------------------------------------------------------------------
201A        Peoria                          1                         1
------------------------------------------------------------------------------------------------------------------
136A        *Petersburg                     1
------------------------------------------------------------------------------------------------------------------
036A        Pinckneyville                   1                         1
------------------------------------------------------------------------------------------------------------------
103A        Pittsfield                      1                         2
------------------------------------------------------------------------------------------------------------------
183A        Plano                           1                         1
------------------------------------------------------------------------------------------------------------------
179A        Pontiac                         1                         1
------------------------------------------------------------------------------------------------------------------
205A        Princeton                       1                         1
------------------------------------------------------------------------------------------------------------------
101A        Quincy                          1                         1
------------------------------------------------------------------------------------------------------------------
321         Randolph Express                1                         1                      2
------------------------------------------------------------------------------------------------------------------
155A        Rantoul                         1                         1
------------------------------------------------------------------------------------------------------------------
134A        Roanoke                         1                         1
------------------------------------------------------------------------------------------------------------------
053A        Robinson                        1                         1
------------------------------------------------------------------------------------------------------------------
226A        Rockford                        1                         1                      3
------------------------------------------------------------------------------------------------------------------
112A        *Roodhouse                      1
------------------------------------------------------------------------------------------------------------------
225A        Roscoe                          1                         1
------------------------------------------------------------------------------------------------------------------
109A        *Rushville                      1
------------------------------------------------------------------------------------------------------------------
033A        Salem                           1                         1
------------------------------------------------------------------------------------------------------------------
305A        Schaumburg                      2                         1
------------------------------------------------------------------------------------------------------------------
014A        *Shawneetown                    1
------------------------------------------------------------------------------------------------------------------
083A        Shelbyville                     1                         1
------------------------------------------------------------------------------------------------------------------
028A        Sparta                          1                         1
------------------------------------------------------------------------------------------------------------------
126A        Springfield (Klein)             1                         1
------------------------------------------------------------------------------------------------------------------
137A        Springfield (Dirksen)           1                         1                      1
------------------------------------------------------------------------------------------------------------------
229A        Sterling                        1                         1
------------------------------------------------------------------------------------------------------------------
182A        Streator                        1                         1
------------------------------------------------------------------------------------------------------------------
161A        *Sullivan                       1
------------------------------------------------------------------------------------------------------------------
133A        Taylorville                     1                         1
------------------------------------------------------------------------------------------------------------------
156A        Tuscola                         1                         1
------------------------------------------------------------------------------------------------------------------
084A        Vandalia                        1                         1
------------------------------------------------------------------------------------------------------------------
007A        Vienna                          1                         1
------------------------------------------------------------------------------------------------------------------
037A        Waterloo                        1                         1
------------------------------------------------------------------------------------------------------------------
160A        Watseka                         1                         1
------------------------------------------------------------------------------------------------------------------
277A        Waukegan                        1                         2
------------------------------------------------------------------------------------------------------------------
279A        WestChicago                     1                         2
------------------------------------------------------------------------------------------------------------------
255A        Wheaton                         1                         1
------------------------------------------------------------------------------------------------------------------
IIOA        *Winchester                     1
------------------------------------------------------------------------------------------------------------------
278A        Woodstock                       1                         2
------------------------------------------------------------------------------------------------------------------
209A        Wyoming                         1                         1
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
*  Indicates Part-time Facility
------------------------------------------------------------------------------------------------------------------

2/10/97                             Page 3

                                                               Revised 2-10-1997
                                  ATTACHMENT J
                                  ------------
                               (Part 1 of 2 Parts)

           Sample Financial Spreadsheet--Central Image System Purchase

                          4 year On-going Cost Analysis

CATEGORY           One Time            Yr 1         Yr 2         Yr 3       Yr 4

CONSULTING
          ----------------------------------------------------------------------
Travel Expenses
               -----------------------------------------------------------------
Workstations
            --------------------------------------------------------------------
HARDWARE
        ------------------------------------------------------------------------
CPU
   -----------------------------------------------------------------------------
DASD
    ----------------------------------------------------------------------------
Tape
Cartridges
          ----------------------------------------------------------------------
Printers
        ------------------------------------------------------------------------
Terminal Control Units
                      ----------------------------------------------------------
SOFTWARE
        ------------------------------------------------------------------------
INSTALLATION
            --------------------------------------------------------------------
SUPPLiES-SYSTEM
               -----------------------------------------------------------------
Consulting
          ----------------------------------------------------------------------
Ribbons
       -------------------------------------------------------------------------
Print Bands
           ---------------------------------------------------------------------
Cartridges
          ----------------------------------------------------------------------
Technical Manuals
                 ---------------------------------------------------------------
MAINTENANCE
           ---------------------------------------------------------------------
Hardware
        ------------------------------------------------------------------------
Software
        ------------------------------------------------------------------------
OTIIER INDIRECT COSTS
                     -----------------------------------------------------------

                                                               Revised 2-10-1997

                                  ATTACHMENT J
                                  ------------

                               (Part 2 of 2 Parts)

                  BID PRICE DETAIL--COST PER ISSUANCE OPTIONS

Costs reflect cost per DL/ID card issued for Image Workstations, Central Image System (if not purchased by ISOS) and Central Issuance System hardware/software1 and all services described in this REP for the estimated yearly DL/ID card volumes in the RFP.

A.   1.                                                         $
                                                                 ---------------

Image Workstations with one-step printer                        $
                                                                 ---------------
Central Image System                                            $
                                                                 ---------------
Central Issuance System                                         $
                                                                 ---------------
Laminate/Card Stock                                             $
                                                                 ---------------
Other Materials and Supplies                                    $
                                                                 ---------------
Maintenance Services                                            $
                                                                 ---------------
Training                                                        $
                                                                 ---------------
Installation                                                    $
                                                                 ---------------
Other  (________)                                               $
                                                                 ---------------

A.   2.                                                         $
                                                                 ---------------

Image Workstations with one-step printer                        $
                                                                 ---------------
Laminate/Card Stock                                             $
                                                                 ---------------
Other Materials and Supplies                                    $
                                                                 ---------------
Maintenance Services                                            $
                                                                 ---------------
Training                                                        $
                                                                 ---------------
Installation                                                    $
                                                                 ---------------
Other  (_________)                                              $
                                                                 ---------------

A.   3.                                                         $
                                                                 ---------------


Image Workstations with one-step printer                        $
                                                                 ---------------
Central Image System                                            $
                                                                 ---------------
Laminate/Card Stock                                             $
                                                                 ---------------
Other Materials and Supplies                                    $
                                                                 ---------------
Maintenance Services                                            $
                                                                 ---------------
Training                                                        $
                                                                 ---------------
Installation                                                    $
                                                                 ---------------
Other  (_________)                                              $
                                                                 ---------------

A.   4.                                                         $
                                                                 ---------------

Image Workstations with one-step printer                        $_______________
Central Issuance System                                         $_______________
Laminate/Card Stock                                             $_______________
Other Materials and Supplies                                    $_______________
Maintenance Services                                            $_______________
Training                                                        $_______________
Installation                                                    $_______________
Other   (________)                                              $_______________

--------------------------------------------------------------------------------
Viisage Technology, Inc                                        Table of Contents
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                                      Page
                                                                                     Number
                         Letter of Transmittal
                         Table of Contents
 1.15                    Technical Proposal                                            1
 1.15-A                  Executive Summary                                             1
 1.15-B                  Technical Response                                           11
    1.15-B-1                  Detailed Technical Description                          11
       1.15-B-l.1             Instant Issue System Overview                           11
       1.15-B-1.2             Typical Current DUID Process Overview                   15
       1.15-B-1.3             Envisioned Future System                                16
       1.15-B-1.4             Back-End Process                                        17
       1.15-B-1.5             Front-End Process                                       19
       1.15-B-1.6             Detailed Description of Viisage provided DDL System     21
          1.15-B-1.6.a           Conduct Beginning-of-Day Tasks                       22
          I.15-B-1.6.b           Cold System Boot                                     22
          I.15-B-1.6.c           Start-Up Process                                     22
          1.15-B-1.6.d           Log-on                                               22
          1.15-B-1.6.e           Operator Functions                                   23
          I.I5-B-1.6.f           Capture lmage                                        24
          1.15-B-1.6.g           Licensing Application                                24
          I.15-B-1.6.h           Capture Portrait                                     25
          1.15-B-1.6.i           Capture Signature                                    26
          1.15-B-1.6.j           Image Storage                                        27
          1.15-B-1.6.k           ISOS Process Customer Record Interface               27
          I.15-B-1.6.l           Print Card                                           28
          I.15-B-1.6.m           Previewing Stored Images                             29
          I.15-B-1.6.n           Conduct End-of-Day Tasks                             29
          1.15-B-1.6.o           Logoff Details                                       30
          I.15-B-1.6.p           Duplicate License Process                            30
          1.15-B-1.6.q           Image Local Storage Requirements                     31
          1.15-B-1.7             Digital Workstation                                  32
          I.15-B-1.7.a           BDDL Workstation PC                                  33
          1.15-B-1.7.b           Sensor Mast Assembly                                 34
          1.15-B-1.7.c           Printer                                              35
          1.15-B-1.7.d           Un-interruptable Power Supply                        36
          1.I5-B-1.7.e           Cables and Backdrop                                  36
          1.15-B-1.7.f           Equipment Cabinets (Optional)                        36
          1.15-B-1.7.g           Workstation Security System                          37
          l.15-B-1.7.h           Limited Access                                       38
          1.15-B-1.7.i           Composite File Security                              38
          1.15-B-1.7.j           Customer Data Integrity                              39
          1.15-B-1.7.k           DLIID Card Manufacture Material and Design           39
          1.15-B-1.7.1           License Authentication Features                      40
          1.15-B-1.7.m           Imaging Security Interlocks                          41

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

          1.15-B-1.7.n            Raw Materials Accounting                                 41
          1.15-B-1.7.o            Security Laminate Features                               41
        1.15-B-1.8               Central Image System                                      42
          1.15-B-1.8.a            Image Storage Solution                                   43
          1.15-B-1.8.b            Image Server Application Overview                        43
          1.15-B-1.8.c            Retrieval Commands                                       44
          1.I5-B-1.8.d            Archiving Files                                          44
          1.15-B-1.8.e            Purging Files                                            45
          1.15-B-1.8.f            Reports                                                  45
          1.15-B-1.8.g            Image Server Backup                                      45
          1.15-B-1.8.h            Workstation Software Upgrades                            46
        1.15-B-1.9               Central Issuance System                                   46
          1.15-B-1.9.a            Manufacturing Process                                    49
          1.15-B-1.9.b            Plastic Manufacturing                                    50
          1.15-B-1.9.c            Vision Inspection                                        51
          1.15-B-1.9.d            Paper Manufacturing                                      51
     1.15-B.1                 Digital Workstation (Sect. 5.0 of RFP)                       53
          1.15-B.1.a            General Considerations                                     53
          1.15-B.1.b            Image Workstation Components                               53
          1.15-B.1.c            Image Workstations for Mobile Sites                        65
          1.15-B.1.d            Terminal Emulation Mode                                    66
          1.I5-B.1.e            Interaction With Facility Server And ISOS Host Computer    67
          1.15-B.1.f            Special Handling of Duplicate DLIID Cards                  73
          1.15-B.1.g            Reprints                                                   75
          1.15-B.1.h            Image Workstation Security                                 75
    1.1 5-B.2                 Central Image System (Sect. 7.0 RFP)                         79
          1.15-B.2.a            General Considerations                                     79
          1.15-B.2.b            Specifications for the Central Image System                82
          1.15-B.2.c            Additional System Requirements                             85
          1.15-B.2.d            Image File Retrieval and PrinUng                           92
     1.15-B.3                 Central Issuance System Specifications (Sect 6.0 of RFP)    101
          1.15-B.3.a            General Considerations                                    101
          I.15-B.3.b            Central Issuance System Security                          107
          I.I5-B.3.c            Desired Automated mailing Options                         108
     1.15-B.4                 DUID Cards (Ref. Sect. 8.0 of RFP)                          109
          1.15-B.4.a            General DUID Cards Constwction                            109
          1.15-B.4.b            Lamination/Coating                                        109
          1.15-B.4.c            DLIID Cards Printing and Headers                          111
          1.15-B.4.d            Front of the DUID Card                                    112
          1.15-B.4.e            Back of the DLIID Card                                    115
          1.15-B.4.f            DUID Card Durability and Security                         117
     1.15-B.5                 Training (Sect. 9.0 of RFP)                                 123
          1.15-B.5.a            General Considerations                                    123
          I.15-B.5.b            Training Plan                                             124
          I.l5-B.5.c            Training Materials                                        133
     1.15-B.6                 Testing and Implementation (Sect. 10.0 of RFP)              135
          1.15-B.6.a            General Considerations                                    135
          1.15-B.6.b            Staffing                                                  144
          1.15-B.6.c            System                                                    145

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Viisage Technology, Jnc.                                       Table of Contents
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
       1.15-B.6.d            Development Testing                                        145
       1.15-B.6.e            Performance Testing                                        146
       1.15-B.6.f            ISOS Stress Testing                                        147
       1.15-B.6.g            Pilot Phase                                                147
       1.15-B.6.h            Implementation                                             147
   1.15-B.7               Remedial and Preventive Maintenance (Sect. 11.0 of RFP)       149
       1.15-B.7.a            General Considerations                                     151
       l.15-B.7.b            Response Times                                             153
       1.15-B.7.c            Hardware and Software Maintenance                          154
       1.15-B.7.d            Supplies                                                   155
       1.15-B.7.e            Key Maintenance and Personnel                              156
1.15-C                   DLIID Card Samples                                             159
1.15-D                   Printed DLIID Samples                                          161
1.15-E                   Independent Laboratory Tests                                   163
1.15-F                   Brochures, Catalogs, and Specifications Sheets                 165
1.15-G                   Financial and Organizational Information                       167
1.15-H                   Description of Similar Projects                                171
1.15~J                   Description of and References for all Subcontractors           177
1.15-K                   Resumes of Current Staff Members                               181
2.00                     General Terms and Conditions                                   189
4.00                     Specifications for Equipment and Systems Requirements          195
12.00                    Demonstration of Image Workstation and DLIID Card
                         Production Specifications                                      199

                                    Appendices

A-1                      Financial Information
                           Audited Financial
                           Statements IO-Q Form
A-2                      Sample of the Training Manual
A-3                      Aftachment G - Form (Personnel Profile Summary)
A-4                      Independent Laboratory Report
A-S                      Installation Schedule
A-6                      DLIID Cards Samples
A-7                      Printed DUID Samples
A-8                      Brochures and Catalogs

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1.15  TECHNICAL PROPOSAL: The technical proposal must include detailed
      ------------------
information relative to how the bidder proposes to accomplish the tasks described in the Scope of Work contained in this document. The Bidder is
                                                           -------------
encouraged to be specific when responding to a specification. For example, if a
-------------------------------------------------------------------------------
specification requires that an operation of the Workstation take no more than
-----------------------------------------------------------------------------
2 minutes, and the Bidders solution only requires one minute, the Bidders should
--------------------------------------------------------------------------------
mention the one minute maximum time.
-----------------------------------

Viisage understands above listed requirements. Please refer to the following
-------------------
material for the requested information.


1.15-A Executive Summary of the Bidder's response to this RFP, including Form PD-21 and the bidder questionnaire (Attachment I) and an overview of the bidder's solution. The bidder must make a statement in the Executive Summary as to whether they do or do not take exception to any of the specifications in this RFP. If the bidder does take exception(s), the exception(s) shall be listed in the Executive Summary. All subContractors must be listed here.

Viisage Technology (Viisage) has the proven solution, solid experience' and project management expertise to deliver a comprehensive, state-of-the-art technical solution to meet Illinois' Department of State objectives for a Digital Driver Licensing System (DDL System). Viisage's solution offers state-of-the art technology, an innovative imaging workstation, outstanding customer service, and experienced program management. Viisage is ready to work closely with the State to meet its objectives.

Viisage realizes that the State is making a major commitment to obtain a DDL System which will integrate the handling of current needs with the flexibility to accommodate provisions for the future. Viisage's DDL System will meet the State's goal of improved customer service, fraud reduction, and increased effectiveness of individual driver licenses and identification card verification. Viisage's DDL System will replace the current photographic card issuance system. The state will be issuing cards from State's sites using an over the counter system to produce licenses and identification cards. A central production system to accommodate future central issuance needs is also included in the quotation. The central production system incorporating Viisage's patented Vision Inspection System (VIS) is included in our proposal as standard equipment. The VIS uses computers and high resolution electronic cameras to perform automated quality control checks on all of the licenses and cards prior to being inserted into a carrier or an envelope. If the mailing option is selected the VIS will be fully integrated with the carrier printer and envelope inserter.

Viisage Technology's system solution to the State's specifications main components consists of a distributed system with a Central Image Server and integrated workstations and using card printers to print the licenses/ID cards. The DDL Workstations will allow the operators to capture digitized customer images and signatures. The DL/ID cards will be produced on site at the State's offices from the imaging workstation. The Atlantek Model 70 will be used as the license/card printers for the over the counter workstations. Being a true systems integrator has allowed Viisage

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to select from a variety of technologies and systems to propose the best solution that is available to the State.
The key components to the proposed system include:

      . Driver's License/Identification Card - The card technology selected will utilize the 3M D12500 security card material. The printing on the material will use a dye diffusion/thermal transfer (D2T2) imaging technology. The front of the card will be printed in color (using a composite yellow, magenta and cyan (YMC) ribbon) and the back of the card will be printed in black (using a single solid black ribbon).

      . Digital License Workstations - The workstations capture the customer's photo and signature images. These images will be transmitted to a Central Image Server for archival and production purposes. The workstations will be equipped with card printers to issue the driver license and ID cards on-site. The workstations will be based on Viisage's patent pending Sensor Mast image capture unit.

      . Central Image System - A separate Central Image System (CIS) will be used to store and retrieve the photo and signature image files of a customer. The design of the CIS utilizes an open architecture incorporating industry standard hardware and software.

      . Card Printers - The card printers that will be at the State's sites will utilize an Atlantek Model 70 card printer. These printers were selected for our proposal because of their track record. The Model 70 printer was specifically designed to personalized the 3M D12500 card material and produce a secure card, completely laminated and die cut, in a single in-line process.

      . Vision Inspection System - Viisage is proposing to implement its patented Vision Inspection System into the quality control process of the cards produced at the future central production facility. The VIS uses computers and high resolution cameras to verify the content and quality of the licenses/cards after they are produced on the card production equipment. This ensures the quality and correctness of the cards prior to being inserted into a carrier or envelope.

      . Systems Integration - All of the hardware to be supplied will be integrated into the State's network to create a cohesive system.

      . Installation, Maintenance and Support - Installation and training are to be provided to allow a smooth transition from the current system. A proven training program has been the key to bringing operators up to speed on the new systems. Maintenance and support is to be provide during the term of the contract to facilitate the day to day operations of the DDL System.

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      .  Program Management The transition from the current system to the new system will be managed by Viisage's program management staff. The experience of Viisage's staff is shown by their past Digitized Driver License program conversions in which there have not been any delays in implementation which were the caused by Viisage.


Workstation
-----------

             [GRAPHIC OF VIISAGE'S PROPOSED WORKSTATION GOES HERE]

             Viisage's Proposed Workstation (with optional cabinet)


Viisage's workstation is a based on the patent pending Viisage Technology Sensor Mast which can be easily mounted on a counter top. The main feature of Viisage's Sensor Mast is the motorized camera mount which allows the operator to position the camera from the workstation keyboard. Another key component of the Sensor Mast is the signature capture unit which captures smooth gray scale signature images (as opposed to jagged binary images obtained from signature tablets).

Viisage's proprietary Sensor Mast smoothly integrates all of the elements necessary to easily capture high quality portrait and signature images into one assembly. The consolidation of cameras, components, and cabling into the Sensor Mast eliminates the chance of customers knocking over components or tripping over wires that may be exposed in traditional systems. In addition to providing safety and integrated operation, the Sensor Mast is an aesthetically pleasing unit to place in the motor vehicle office.

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         [GRAPH OF VIISAGE SENSOR MAST(TM) WORKSTATION APPEARS HERE]

In addition to the Sensor Mast workstation, Viisage has a portable version of the Sensor Mast available which incorporates the integrated computer into the unit. This reduces the amount of hardware to be transported as well as reduce the amount of cable connections need. The portable Sensor Mast unit will decrease the amount of time required for setup and shutdown of the workstation.

The features of the proposed DL/ID cards will include:
      .  Security enhancements
      .  Digitized customer portrait
      .  Digitized signature images

The digitized customer portrait and signature images will be stored on a dedicated central image server that will utilize a relational database to allow searching of images based on identification or reference numbers. The stored images will be able to be retrieved and reviewed by users and agencies which have access to the central image server. Access to the central image server, as well as the workstations, is controlled by security features that are built into the system's design. No one will be able to utilize either the workstation or central image server unless they are authorized to do so.

Central Image Server
--------------------
Viisage's Central Image Server will be using RAID 7 for storage of the images. The server will be based on a multi-processor Intel Pentium computer. A relational database will be used to manage the images for both storage and retrieval purposes. Viisage's

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Central Image Server solution is one that is proven and has been implemented in other driver's license programs in the United States.

The Central Image Server will have network capability to allow communications to and from the workstations via the state provide network. In addition to normal network communications, the Central Image Server is equipped with a modem to allow communications via a standard telephone line.


License/Card Production
-----------------------

Viisage has experience with many different types of cards and card printers. As a system integrator, Viisage is dedicated to use the best technology that is available and suits the customer's requirements. After carefully reviewing the state's card requirements Viisage has selected to use a card based on the 3M D12500 security card material. This card is guaranteed by 3M to last 10 years under normal use. The Atlantek card printer will use a dye-diffusion and thermal transfer (D2T2) technology for printing the images, demographic data and bar codes on the card. The front of the card will be printed in color and the back of the card will be printed in black.


System Integration
------------------

Within days of contract award, Viisage's engineering team will arrive in Illinois to begin planning efforts for seamlessly integrating the DDL System with the State's operating environment. Site surveys will be performed to address issues that may be present at any individual site.

Engineers meet with the State's personnel to create specifications outlining the operation of the DDL system. The Viisage engineers will prepare approval documents for the State's personnel to review and approve.


Training and Installation
-------------------------
Viisage's DL/ID training for operators and supervisors will consist of digital driver's license card system operation, printer operation and maintenance, end-of-day report production, and system troubleshooting.

Viisage will establish a training schedule after consultation with the State. Viisage will provide operator's manuals, customized for the illinois DDL System, at each of the installed digital workstations detailing operation, maintenance, and troubleshooting.

Viisage's approach to installation is designed to minimize risk and to prevent disruption at the motor vehicle offices. Installation will be performed by experienced teams of Viisage installers in coordination with the State to minimize office work disruption. The installation plan includes:

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State of Illinois          Digital Driver Licensing System                     5
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   .  Initial training of operators and supervisors.
   . Site surveys to determine site readiness and identify any required preparation.
   .  Onsite equipment installation
   .  Technical Support the day of installation.


System Maintenance and Support
------------------------------

Viisage is committed to preventing downtime and quickly resolving any problems that may occur with the DDL System. For that reason, Viisage has enlisted a local subcontractor, BancTec, to provide maintenance for the Illinois DDL program BancTec has been carefully selected because of its stability, reliability, and record of customer satisfaction.


Subcontractor Contacts
----------------------

Listed below are the contact names and addresses for the proposed subcontractors that Viisage is intending to use for this program:

   .  Data Systems Network Corporation (DSNC) for training and installation.
      ---------------------------------------------------------------------

Address:         11 Beacon Street,
                 Suit 625
                 Boston, Massachusetts 02108

Contact person:  John Haws, Account Manager


   .  BancTec USA, Inc. for System Maintenance.
      ----------------------------------------

Address:         BancTec USA, Inc.
                 4435 Spring Valley Road
                 Dallas, TX 75244

Contact person:  Craig Reynolds, Account Executive
Branch Address:  BancTec USA, Inc.
                 16 Cornish Road
                 Wethersfield, CT 06109

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State of Illinois          Digital Driver Licensing System                     6
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Benefits of Viisage Technology
------------------------------

Viisage's solution offers numerous benefits for the Illinois Digital Driver Licensing System:

   . An easy-to-use menu and keyboard-driven application, and an ergonomically designed DDL system allows operators to quickly issue driver licenses. Workstation capabilities include the ability to movable crop boxes to center a person's frozen image, mouse or keyboard-only operation and multiple level password protection.

   . A rugged, self-contained Sensor Mast and secure equipment installation make the DDL workstation physically secure, aesthetically pleasing, and minimize the required counter space. The Sensor Mast contains a keyboard-controlled motorized camera which can position the camera for standing or sitting subjects. The integrated signature capture unit will capture smooth gray scale signature images and not jagged images that are obtained from signature tablets.

   . A state-of-the-art card printer that can produce personalized 3M DI2500 secure cards in a one-step process without operator intervention.

   . The central production facility that will be equipped with an automated Vision Inspection System to perform quality control checks on both sides of the licenses/cards after they are personalized and prior to being inserted into a carrier or envelope. The central production facility will also be designed as a full in-line system, minimizing any errors caused by operator handling in the card production process.

   . A durable and secure DL/ID card produced utilizing 3M's D12500 secure card material. Card printing includes high quality images, text, and bar codes.

   . A Central Image Server that provides reliable storage and high availability in the retrieval of images (portrait and signature) through a computer system with RAID based on industry standard hardware and software.

   . A DDL system that will allow upgrades including biometrics applications such as facial recognition and fingerprint capture. As a leader in facial recognition technology, Viisage can adapt the DDL system to utilize the latest in facial recognition technology. Viisage's facial recognition technology will not require any additional hardware to be added to the proposed workstations.

   . An experienced design team, poised to begin work immediately upon contract award, and ready to deliver a superior application through seamless integration with the State's current operating environment.

   . Viisage's project management track record which has not caused any delays in implementing a state's digitized driver's license system as scheduled. The

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State of Illinois          Digital Driver Licensing System                     7
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      program management philosophy encourages teamwork, communication, customer satisfaction, and minimizes project risk.

In addition to the standard proposal, Viisage will be available to discuss options integrating Viisage's facial recognition products into the Digitized Driver Licensing System. The facial recognition products can be used to verify people's identities or perform searches on the image database for duplicate enrollments. The use of facial recognition as a biometric identifier will increase the security and integrity of Illinois' Digitized Driver Licensing System.

In a brief description of Viisage's facial recognition technology and products is provided.


Viisage's Facial Recognition Technology and Products
----------------------------------------------------

The facial recognition technology that will be used by Viisage Technology is based on an Massachusetts Institute of Technology (MIT) patent. Viisage has exclusive rights to this patent for the identification market. The technology uses "eigenfaces" which are characteristics of a person's face and maps the facial image into a "multi-dimensional face space". This provides the facial image with an "address". The one-to-many search of a candidate is then performed by taking the "address" of a person's face and locating the possible candidates around that "address" (as opposed to comparing each characteristic of every candidate in the database, which is done in fingerprint comparisons). Finding the location instead of comparing every single candidate is what enables the increase in search speed.

The products that surround Viisage's facial recognition technology are the Viisage Quality Advisor, the Viisage Image Registry, and the Viisage Gallery.

The Viisage Quality Advisor is used to ensure proper image quality of the facial images that are captured. This software product instantly and precisely evaluates the brightness, contrast, sharpness, color content, and feature detectability of the captured image. Any image that fails to meet the desired standards is immediately rejected.

The Viisage Image Registry is used to search a database for a facial image similar to one that is submitted. This software product is used for the identification process (one to many search) in an image database. The main benefits of using the "eigenface" coordinates in a search is the speed in which a candidate list is created. The high accuracy of the one to many search raises the facial image comparison technology to the upper level of biometric identification.

The Viisage Gallery is used for verification between two instances of a facial capture. This verification process is commonly known as a one to one comparison. This application can be implemented at the point of service to verify the a person's identity with one that is stored in the central system. The Viisage Gallery would take the current facial image capture and instantly compute the eigenface identifier. The eigenface identifier would then be compared the image designated in the database and declare a match or a discrepancy.

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Exceptions
----------

The following is a list of clarifications and exceptions that may be need to be reviewed prior to finalizing a contractual agreement.

 . Future Card Printer Enhancements - With the State's approval, as new card printers become available, Viisage would like to reserve the right to change to an alternate card printer at no additional cost to the state. Viisage will guarantee that alternate printer will produce the same or better quality of licenses/cards and provide system enhancements that will mutually benefit the State and Viisage.

 . In order for Viisage to maintain its ownership of proprietary software, the provision of Viisage's products would be subject to Viisage's standard licensing agreement. Viisage's standard licensing agreement can be interpreted as follows:


        The State agrees to keep confidential and not to disclose confidential or proprietary information, trade secrets, source code, computer programs, data, materials, or technology of the Contractor without the Contractor's written consent except that the State may disclose such confidential or proprietary information to its employees or agents who need to know and also as required by state law or regulation. The confidential information described in this section does not include information (i) in the public domain, (ii) independently developed by the Contractor without use of any confidential information provided by the State, and (iii) provided by a third party who was free to lawfully disclose it.

AND:

        Subject to the terms of this contract, the Contractor grants a non-exclusive license ("License") to use the hardware and software technology it is providing in a furtherance of this contract ("Technology"). The State shall not sublicense, transfer, or assign any of its rights under this section to any third party without the Contractor's prior written consent. The grant or the License hereunder does not grant the State any title or ownership interest in the Technology or any part thereof. The State agrees that certain portions of the Technology are or may be subject to third party proprietary rights which have been licensed to the Contractor and, accordingly, this contract an the License granted hereunder are subject to all such third party's restrictions as the Contractor may notify the State of from time to time. Without limiting the generality of the above, the State shall retain exclusive right and title to all data relating to the digitized driver's licenses including without limitation facial images, signatures, fingerprints, and demographic information and the right and title to any unique modifications to the Technology

 . Section 1.17. Due to the technology that will be implemented and the timeliness of the data that will be available on Viisage's Central Image

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State of Illinois          Digital Driver Licensing System                     9
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   Server, Viisage would like to initiate the invoice process based on the electronic data that is received from the State's remote sites. Viisage will also include proper reporting so that Viisage's monthly volume calculations can be reconciled with the State's monthly volume calculations.

 . Section 1.29. This section regarding liquidated damages for workstation downtime needs to include a "force majeure" clause which would not hold Viisage responsible for circumstances beyond its control.

 . Section 2.07 Viisage is looking for an allowance to be paid costs, expenses and profits up to the date of the force majeure event.

 . Section 11.02 The "force majeure" clause should include "circumstances beyond the control of the Contractor" and "utility or telecommunication failures".

In the development of this proposal Viisage has assumed a contract signing day of June 1, 1997. This contract start date will allow Viisage to complete full implementation at all 138 facilities by January, 1998.


Form PD-21 and the bidder questionnaire (Attachment I)
------------------------------------------------------

Form PD-21 and Attachment I were filled and sent to:

George H. Ryan
Secretary of State
Purchasing Department
148 Centennial Building
Springfield, Illinois 62756

on February 10-th 1997.

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State of Illinois          Digital Driver Licensing System                    10
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1.15-B TECHNICAL RESPONSE

      Detailing the Bidder's hardware, software, and other components of proposed DL/ID card solutions to the Digital Driver Licensing System. This shall be presented in these sections. The specifications and requirements for each section are described further in this RFP:

Please, refer to following material for the requested information.

      1.15-B-I Detailed Technical Description

In this section an overall system description as well as a detailed technical description providing point by point response to requirements identified in this RFP are given. Per RFP requirement Viisage is proposing two systems:

  .  Over-the-Counter Instant Issue System and
  .  Central Production System.

The general system overview describes both systems in detail. Later, point by point response to RFP requirements are given with supporting information provided.


     1.15-B-1.1 Instant Issue System Overview

Viisage Technology's solution to Illinois requirements consists of a distributed system with workstations and a Central Image Server. The DDL Workstations allow the operators to capture images of people and their signatures and then to print the driver's license for immediate issuance. Viisage Technology will provide workstations identified below to meet the requirements of 138 permanent and mobile facilities. The following table shows the quantity to be supplied and options proposed.

--------------------------------------------------------------------------------
No.   Branch/Facility      Facil     Max. Hourly/    #              #
      Name                 ity       Daily Issue     Workstation    Printer(s)
                                                     (s)
--------------------------------------------------------------------------------
1     Albion               056       -/31            Mobile
--------------------------------------------------------------------------------
2     Aledo                206       21/83           1              1
--------------------------------------------------------------------------------
3     Anna                 005       26/169          1              1
--------------------------------------------------------------------------------
4     Aurora               253       112/666         2              3
--------------------------------------------------------------------------------
5     Auxiliary Unit       300       50/402          1              2
--------------------------------------------------------------------------------
6     Beardstown           107       26/80           1              1
--------------------------------------------------------------------------------
7     Belleville           027       78/458          1              2
--------------------------------------------------------------------------------
8     Belvidere            230       64/327          1              2
--------------------------------------------------------------------------------
9     Benton               001       37/170          1              1
--------------------------------------------------------------------------------
10    Bethalto             076       101/369         1              2
--------------------------------------------------------------------------------
11    Bloomington          128       88/458          1              2
--------------------------------------------------------------------------------
12    Bradley              177       58/362          1              2
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
No.   Branch/Facility      Facil     Max. Hourly/    #              #
      Name                 ity       Daily Issue     Workstation    Printer(s)
                                     (s)
--------------------------------------------------------------------------------
13    Bridgeview           311       173/859         2              4
--------------------------------------------------------------------------------
14    Cairo                002       26/78           1              1
--------------------------------------------------------------------------------
15    Canton               105       52/245          1              1
--------------------------------------------------------------------------------
16    Carbondale           026       38/257          1              1
--------------------------------------------------------------------------------
17    Carlinville          078       45/129          1              1
--------------------------------------------------------------------------------
18    Carlyle              034       32/87           Mobile
--------------------------------------------------------------------------------
19    Carmi                003       38/112          1              1
--------------------------------------------------------------------------------
20    Carthage             106       28/104          1              1
--------------------------------------------------------------------------------
21    Centralia            029       71/525          1              2
--------------------------------------------------------------------------------
22    Chadwick             231       26/119          1              1
--------------------------------------------------------------------------------
23    Champaign            151       73/454          1              2
--------------------------------------------------------------------------------
24    Charleston           158       46/173          1              1
--------------------------------------------------------------------------------
25    Chicago Central      306       129/1055        2              4
--------------------------------------------------------------------------------
26    Chicago Heights      304       154/790         2              4
--------------------------------------------------------------------------------
27    Chicago North        303       190/1077        3              5
--------------------------------------------------------------------------------
28    Chicago Randolph     321       46/350          1              1
--------------------------------------------------------------------------------
29    Chicago South        302       136/924         2              4
--------------------------------------------------------------------------------
30    Chicago West         301       185/1010        3              5
--------------------------------------------------------------------------------
31    Clinton              130       28/114          1              1
--------------------------------------------------------------------------------
32    Danville             152       521282          1              1
--------------------------------------------------------------------------------
33    Decatur              127       51/334          1              2
--------------------------------------------------------------------------------
34    Deerfield            308       102/785         2              3
--------------------------------------------------------------------------------
35    Dekalb               228       59/350          1              2
--------------------------------------------------------------------------------
36    Dixon                233       291125          1              1
--------------------------------------------------------------------------------
37    East Saint Louis     030       48/289          1              1
--------------------------------------------------------------------------------
38    Edwardsville         080       52/310          1              2
--------------------------------------------------------------------------------
39    Effingham            051       691231          1              2
--------------------------------------------------------------------------------
40    Elgin                252       801621          1              2
--------------------------------------------------------------------------------
41    Elizbethtown         009       -/35            Mobile
--------------------------------------------------------------------------------
42    Elk Grove Village    314       24/97           1              1
--------------------------------------------------------------------------------
43    Fairfield            057       17/72           1              1
--------------------------------------------------------------------------------
44    Flora                055       34/97           1              1
--------------------------------------------------------------------------------
45    Ford City Mall       318       67/490          1              2
--------------------------------------------------------------------------------
46    Freeport             227       62/227          1              2
--------------------------------------------------------------------------------
47    Galena               232       29/127          1              1
--------------------------------------------------------------------------------
48    Galesburg            203       31/238          1              1
--------------------------------------------------------------------------------
49    Gibson City          157       19/104          1              1
--------------------------------------------------------------------------------
50    Golconda             010       -/24            Mobile
--------------------------------------------------------------------------------
51    Granite City         077       61/261          12
--------------------------------------------------------------------------------
52    Greenup              058       -/45            Mobile
--------------------------------------------------------------------------------
53    Greenville           081       29/107          1              1
--------------------------------------------------------------------------------
54    Hardin               086       -/28            Mobile
--------------------------------------------------------------------------------
55    Harrisburg           004       26/162          1              1
--------------------------------------------------------------------------------
56    Havana               132       38/119          1              1
--------------------------------------------------------------------------------
57    Hennepin             210       -/29            Mobile
--------------------------------------------------------------------------------

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---------------------------------------------------------------------------
No.  Branch/Facility     Facil     Max. Hourly/   #             #
     Name                ity       Daily Issue    Workstation   Printer(s)
                                                  (s)
---------------------------------------------------------------------------
58   Hillsboro           082       41/141         1              1
---------------------------------------------------------------------------
59   Hillside            310       136/810        2              4
---------------------------------------------------------------------------
60   Hoopeston           154       21/65          1              1
---------------------------------------------------------------------------
61   Illinois State Fair 138       27/128         1              1
---------------------------------------------------------------------------
62   Jacksonville        102       57/199         1              1
---------------------------------------------------------------------------
63   Jerseyville         079       37/148         1              1
---------------------------------------------------------------------------
64   Joliet              176       107/664        2              3
---------------------------------------------------------------------------
65   Kewanee             204       33/132         1              1
---------------------------------------------------------------------------
66   Lacon               207       22/99          1              1
---------------------------------------------------------------------------
67   Lake Calumet        312       39/70          1              1
---------------------------------------------------------------------------
68   Lasalle             181       54/215         1              1
---------------------------------------------------------------------------
69   Lawrenceville       059       46/96          1              1
---------------------------------------------------------------------------
70   Libertyville        276       105/687        2              3
---------------------------------------------------------------------------
71   Lincoln             131       40/159         1              1
---------------------------------------------------------------------------
72   Lombard             251       149/1125       3              5
---------------------------------------------------------------------------
73   Macomb              104       39/142         1              1
---------------------------------------------------------------------------
74   Marion              006       45/218         1              1
---------------------------------------------------------------------------
75   Marshall            060       -/65           Mobile
---------------------------------------------------------------------------
76   Mattoon             159       32/202         1              1
---------------------------------------------------------------------------
77   McCook              313       28/87          1              1
---------------------------------------------------------------------------
78   McLeansboro         011       -/45           Mobile
---------------------------------------------------------------------------
79   Melrose Park        319       41/209         1              1
---------------------------------------------------------------------------
80   Mendota             184       25/110         1              1
---------------------------------------------------------------------------
81   Metropolis          012       28/168         1              1
---------------------------------------------------------------------------
82   Midlothian          307       115/933        2              4
---------------------------------------------------------------------------
83   Moline              202       79/710         2              3
---------------------------------------------------------------------------
84   Monmouth            208       28/96          1              1
---------------------------------------------------------------------------
85   Monticello          135       18/92          1              1
---------------------------------------------------------------------------
86   Morris              180       28/214         1              1
---------------------------------------------------------------------------
87   Mounds              013       -/11           Mobile
---------------------------------------------------------------------------
88   Mount Carmel        054       11/67          1              1
---------------------------------------------------------------------------
89   Mount Sterling      108       -/32           Mobile
---------------------------------------------------------------------------
90   Mount Vernon        032       30/181         1              1
---------------------------------------------------------------------------
91   Nalerville          254       167/719        2              4
---------------------------------------------------------------------------
92   Nashville           035       24/113         1              1
---------------------------------------------------------------------------
93   Newton              061       -/49           Mobile
---------------------------------------------------------------------------
94   Niles               309       159/1209       3              5
---------------------------------------------------------------------------
95   North Express       317       65/505         1              2
---------------------------------------------------------------------------
96   Oliney              052       17/109         1              1
---------------------------------------------------------------------------
97   Oquawka             211       -/20           Mobile
---------------------------------------------------------------------------
98   Oregon              234       35/181         1              1
---------------------------------------------------------------------------
99   Orland Park         320       43/328         1              2
---------------------------------------------------------------------------
100  Ottawa              178       35/163         1              1
---------------------------------------------------------------------------
101  Paris               153       28/113         1              1
---------------------------------------------------------------------------
102  Pekin               129       64/309         1              2
---------------------------------------------------------------------------

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No.  Branch/Facility     Facil     Max. Hourly/   #             #
     Name                ity       Daily Issue    Workstation   Printer(s)
                                                  (s)
---------------------------------------------------------------------------
103  Peoria              201       65/478         1              2
---------------------------------------------------------------------------
104  Petersburg          136       -/38           Mobile
---------------------------------------------------------------------------
105  Pinckneyville       036       32/111         1              1
---------------------------------------------------------------------------
106  Pittsfield          103       29/107         1              1
---------------------------------------------------------------------------
107  Plano               183       43/221         1              1
---------------------------------------------------------------------------
108  Pontiac             179       24/138         1              1
---------------------------------------------------------------------------
109  Princeton           205       25/125         1              1
---------------------------------------------------------------------------
110  Quincy              101       83/517         1              2
---------------------------------------------------------------------------
111  Rantoul             155       112/300        2              3
---------------------------------------------------------------------------
112  Roanoke             134       32/170         1              1
---------------------------------------------------------------------------
113  Robinson            053       30/107         1              1
---------------------------------------------------------------------------
114  Rockford            226       92/581         2              3
---------------------------------------------------------------------------
115  Roodhouse           112       -/37           Mobile
---------------------------------------------------------------------------
116  Roscoe Express      225       27/143         1              1
---------------------------------------------------------------------------
117  Rushville           109       -/30
---------------------------------------------------------------------------
123  Springfield         126       63/427         1              2
---------------------------------------------------------------------------
124  Springfield-Dirksen 137       29/231         1              1
---------------------------------------------------------------------------
125  Sterling            229       41/237         1              1
---------------------------------------------------------------------------
126  Streator            182       32/147         1              1
---------------------------------------------------------------------------
127  Sullivan            161       -/41           Mobile
---------------------------------------------------------------------------
128  Taylorville         133       30/171         1              1
---------------------------------------------------------------------------
129  Tuscola             156       20/79          1              1
---------------------------------------------------------------------------
130  Vandalia            084       26/90          1              1
---------------------------------------------------------------------------
131  Vienna              007       25/90          1              1
---------------------------------------------------------------------------
132  Waterloo            037       34/198         1              1
---------------------------------------------------------------------------
133  Watseka             160       27/126         1              1
---------------------------------------------------------------------------
134  Waukegan            277       101/530        2              3
---------------------------------------------------------------------------
135  West Chicago        279       29/73          1              1
---------------------------------------------------------------------------
136  Wheaton             255       72/432         1              2
---------------------------------------------------------------------------
137  Winchester          110       -/17           Mobile
---------------------------------------------------------------------------
138  Woodstock           278       102/590        2              3
---------------------------------------------------------------------------
139  Wyoming             209       19/60          1              1
---------------------------------------------------------------------------

Per RFP there are six (6) mobile systems provided to serve the sites identified as "Mobile" in the table above. This includes one (1) spare mobile system. Each mobile site has a workstation and one printer. Nine (9) backup workstations and nineteen (19) backup printers will be provided (two printers per workstation and one printer for the mobile backup system).

Two special workstations with one printer each will be provided to meet the requirement for make special cards. One Quality Assurance PC will be provided. Lastly1 two State of Illinois Digital

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Retrieval Stations (without image capture and card printer) will be provided.
Each retrieval system will have one black and white and one color printer.

Viisage's workstation is a very secure system employing the patented Viisage Technology Sensor Mast. There will be workstation configurations with one and two card printers per workstation1 depending upon throughput requirements.

The Central Image Server (CIS) consists of a Central Processing Unit (CPU) and RAID 7 storage: A Fax-on-Demand system will also be provided. Portrait and Signature Images will be stored on the CIS and will be accessible by ISOS identified keys which may include DL/ID number, Social Security Number, Full Name and Date-of-Birth.

Viisage's proprietary Sensor Mast assembly smoothly integrates in one assembly all the elements necessary to capture portrait and signature images. The system can be installed on counter top or supplied with an optional equipment cabinet which integrates the elements of the workstation into an integral package specifically designed to house Viisage's equipment at ISOS's Branch offices. The equipment cabinet provides physical security for the enclosed workstation elements while integrating seamlessly with ISOS's office environment.

The DL/ID card produced by Viisage's DDL system contains a ghost image (if required), hologram and encrypted 2-D bar-code. The combination of these factors provides a secure card that will be extremely difficult to duplicate.


          1.1 5-B-1.2 Typical Current DL/ID Process Overview

As given in the RFP the following sections identify the typical DL/ID issuance process and future processes envisioned by the State.

A.       Applicant enters a Facility and their identity is verified.

         1)   Identification is checked.
         2) A computer inquiry to the ISOS Host Computer is accessed to check any existing records. Applicant proceeds (if identification process has been cleared).

B.       Examiner Prepares Application.

      1) The Examiner enters up to 57 data input variables of DL/ID card entries depending on the applicant's need or requirements. This accesses the ISOS Host Computer to verify the type of transaction being attempted.
         If accepted, the Facility Server returns a new screen for the process to continue.
      2) Any necessary changes are made to the applicant's record (name, address, etc.)
      3) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.
      4) The DL/ID application process is completed and an application prints.
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      5) The applicant signs their name affirming that the information contained on the application is correct Examiner signs, witnessing the signature.
      6) The applicant is sent to a cashier area.

C.       Appropriate Fee is Taken (if any).

      1) The Examiner enters the applicant's DL/ID number to access the Facility Server to allow acceptance and validation of any appropriate fee.
      2) The validation printer attached to the Facility Server prints a control number onto the application. This number is used for accounting purposes and tracking of the application. The control number also appears on the final issued document
      3) Applicant takes any required examinations needed for issuance of a new document

D.        Entry of Final Results to the Computer System.

      1) The Examiner enters the results of any applicable exams taken during this application process. The Facility Server transmits and updates on4ine/real-time with the ISOS Host Computer. This also instantly produces the final document sent to a camera card printer for completion.

E.        DL/ID Card Production.

      1) The applicant signs a computer generated "camera card." This card includes all the information that will appear on the front of the DL/ID card.
      2) The camera card is inserted into the camera which takes a picture of both the card and the applicant
      3) After the film develops, the Examiner die cuts and laminates the card and issues the DL/ID card.
      4) If the applicant fails any portion of an exam or if an Instruction Permit is requested, there is no camera involvement. The system prints on the camera card stock an Instruction Permit and/or receipt that is signed by the applicant. They are instructed to bring this document back when they attempt their next examination.


         1.15-B-1.3 Envisioned Future System

The State envisions that Illinois drivers will be licensed by ISOS Examiners at a approximately 138 facilities throughout the state. Along with DL/ID cards, other permits and licenses will also be issued using Image Workstations.

ISOS-supplied computer terminals and Viisage-supplied Image Workstations, networked to the ISOS Host Computer through Facility Servers will be located at all ISOS facilities throughout the state. Examining staff will retrieve or enter the applicant's information on the data input screen, determine what (if any) tests need to be administered, and assist the customer accordingly.

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The Image Workstation will be able to capture the signature, capture the picture, and save the images; the Image Workstation will also be able to print the DL/ID card.

The facility system will have an ability to:

      1) to place the Image Workstation at the beginning of the application process or at the end,
      2) have the RISC System/6OOO have the print control so either the Image Workstation or a PC Workstation has the ability to print the final document (per RFP addendum the State has clarified that the printing of DL/ID card is only done by the Image Workstation),
      3) have bar code readers attached to ISOS selected PC Workstations to make the information contained on the DL/ID cards accessible to the facility application system (per RFP addendum Viisage is providing Image Workstation PCs with barcode reader port and 20 readers and has assumed that the State will purchase additional barcode readers, as required. Viisage has also assumed that modifications to ISOS PC Workstation software to read the bar codes is outside the scope of this RFP), and
      4) start to process the next DL/ID card while printing one DL/ID card..

The ISOS Host computer will receive updated text and image data on-line/real-time.

The State has two (2) envisioned DL/ID card issuance processes. Both options (described below), will be incorporated into all facilities. The choice of which process to be used in each facility will be determined by ISOS. In one, the image capturing process will be handled at the back end of the process, as it is currently handled. In the second case, the image capturing process will be handled up front at the beginning of the application process. This is to reduce fraudulent activity.


          1.15-B-1.4 Back-End Process

A.        Applicant enters a Facility and their identity is verified.

      1) Identification is checked.
      2) A computer inquiry to the ISOS Host Computer is accessed to check any existing records. If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the card to load the inquiry to the Facility Server
      3) If a previous image is on file, the Examiner will be able to retrieve the image to verify it is the same individual The retrieved image will be held by the Facility Server and will generally be used instead of creating a new image of the individual.


B.        Examiner Prepares Application.

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      1) If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the card to load the applicant's in formation to the Facility Server The Examiner enters up to 57 data input variables of DL/ID/ID card entries depending on applicant need or requirements. This accesses the 1505 Host Computer to verify the type of transaction being attempted. If accepted, the Facility Server returns a new screen for the process to continue.
      2) Any necessary changes are made to the applicant's record (name, address, etc.).
      3) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.
      4) The DL/ID applicant process is completed and an application prints on the State supplied printer
      5) Applicant signs their name affirming that the information contained on the application is correct Examiner signs, witnessing the signature.
      6) Applicant is sent to a cashier area.

C.        Appropriate Fee is Taken (if any).

      1) The Examiner scans the printed bar code off the application created to access the Facility Server to allow acceptance and validation of any appropriate fee.
      2) The validation printer prints a control number onto the application. This number is used for accounting purposes and tracking of the application. The control number also appears on the final issued document.
      3) Applicant is sent to take any required examinations needed for issuance of a new DL/ID.

D.       Entry of Final Results to the Computer System.

      1) The Examiner scans the application bar code and enters the results of any applicable exams taken during this application process.
      2) The Examiner will enter all required information if a new image and Signature is required.

               a) If a new image and signature is not required, the Facility
                  Server transmits and updates on-line/real-time the text data to the 1505 Host Computer and sends a request to the Image Workstation printer to print the new DL/ID card. The applicant is sent to the area where the Image Workstation printer is located, their portrait and signature image is captured, a card printed and the Examiner will hand them their new DL/ID.
               b) If the applicant falls any portion of an exam, a picture and signature may not be captured. The system will print a receipt that is signed by the applicant This receipt may print off a printer other than the Image Workstation. They will be instructed to bring this receipt back when they attempt their next examination.

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               c) If an image and signature is required to be captured, a request is sent to the Image Workstation so the required demographic information can be retrieved. The applicant is sent to the area where the Image Workstation is located.

E.       DL/ID card production.

      1) The Image Workstation is accessed and lists which applicants require an image and signature to be captured.
      2) The applicant's signature is captured electronically.
      3) A picture of the applicant is captured.
      4) Once the Examiner completes this process and saves the images to the Image Workstation and Facility Server, the Facility Server transmits and updates online/real-time text and image data to the ISOS Host Computer and sends a request to the Image Workstation printer to print the new DL/ID card. The applicant receives the new DL/ID. The examiner completes the applicant record.


         1.15-B-1.5 Front-End Process

A.       Applicant enters a Facility and their identity is verified.

      1) Identification is checked.
      2) A computer inquiry to 1505 Host Computer is accessed to check any existing records. If the applicant has in their possession a digitally issued DL/ID from a previous visit, a bar code reader will scan the card to load the existing information to the Facility Server.
      3) If a previous image is on file, the image is retrieved to verify it is the same individual. The retrieved image will be held in the Facility Server and will generally be used instead of creating a new image of the individual.
      4) If no image is on record, or if a new image is required to be~ captured, a file is created using the computed DL/ID number The Examiner will begin the process of capturing the signature and image:

               a) The applicant's signature is captured electronically.
               b) A picture of the applicant is captured.
               c) Once the Examiner completes this process and saves the image, the Image Workstation and Facility Server hold the information for retrieval throughout the current processing of the applicant

B.       Examiner Prepares Application.

      1) If the applicant has in their possession a digitally issued DL/ID card from a previous visit, a bar code reader will scan the DL/ID card to load the applicant's information to the Facility Server
      2) If the applicant had their signature and image captured at the identification process, the Examiner will enter the computed DL/ID number to retrieve the image and start the application process.

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      3) The Examiner will then enter up to 57 data input variables for DL/ID card entries. This accesses the ISOS Host Computer to verify the type of transaction being attempted. If accepted, the Facility Server returns a new screen for the process to continue.
      4) Any necessary changes are made to the applicant's record (name, address, etc.)
      5) Applicant is asked if they want to make an application to register to vote; if yes, another access screen is entered and the Examiner fills out the information. A registration application prints for the applicant to sign.
      6) The DL/ID application process is completed and an application prints.
      7) The applicant signs their name affirming that the information contained on the application is correct. Examiner signs, witnessing the signature.
      8) The applicant is sent to a cashier area.

C   Appropriate Fee is Taken(if any).

      1) The Examiner scans the printed bar code off the application created to access the Facility Server to allow acceptance and validation of any appropriate fee.
      2) The validation printer prints a control number onto the application. This number is used for accounting purposes and tracking of the application. The con trol number also appears on the final issued
         document.
      3) Applicant takes any required examinations needed for issuance of a new DL/ID.

D.       Entry of Final results to the Computer System and DL/ID Issuance.

      1) The Examiner scans the application bar code and enters the results of any applicable exams taken during this application process.

               a) The Facility Server transmits and updates on4ine/real-time the text and image data to the ISOS Host Computer and sends a request to the Image Workstation printer to print the new DL/ID card.
               b) After printing, the Examiner will issue the new DL/ID card.
               c) If the applicant fails any portion of an exam, a DL/ID card will not be issued. The system will print a receipt that is signed by the applicant This receipt may print off a printer other than the Image Workstation. They will be instructed to bring this receipt back when they attempt their next examination. The signature and image will not need to be captured again if the applicant chooses to take the exam on the same day in the same facility. The earlier captured image will be accessible.


In certain circumstances, such as the case of a network outage, the DL/ID card will not be immediately issued, but will be printed once the network problem has been resolved.

Note: The Mobile Units will have a modem or LAN connection to the mainframe to retrieve Customer License record.

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         1.15-B-1.6 Detailed Description of Viisage Provided DDL System

The VIsage provided DDL system will support the front and back-end process of the State DL/ID issuing method. The system is flexible and is designed to allow. the operator to easily perform six key functions:

         1. Conduct Beginning-of-Day Tasks
         2. Capture Images
         3. View Images
         4. Print Cards
         5. Complete Card lssuance's
         6. Conduct End-of-Day Tasks

To ensure that these functions can be performed easily and quickly, the Viisage system provides the following:

         . An easy-to-use interface that prompts the operator through the steps.
         . An active instruction box on the bottom of the screen, which provides on-line help for the current field.

Following is a Flow Diagram of DDL Operations. After this are descriptions outlining operator steps used to perform six key operator functions.

                            [FIGURE 1 APPEARS HERE]

                          Figure 1: DDL Process Flow

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         1.15-B-1.6.a Conduct Beginning-of-Day Tasks

At the beginning of each work day1 the operator performs the following steps:

     1. Unlock the to the optional cabinet (if provided), which provides access td the electromechanical lock to turn on the monitor and printer(s). For counter top installation keyboard lock or electromechanical lock will be installed.
     2.  Start the system as described below.


         1.15-B-1.6.b Cold System Boot

The workstation computer is left continuously powered up. This allows for system housekeeping functions to occur unattended after business hours. The workstation power up software will contain the necessary routines to accomplish logging into the states wide area network.

The workstation monitor, printer and image sensors are brought to life by applying their power through a single key switch (an electromechanical lock) to start the business day. The DDL systems will be configured to automatically boot the DDL software system on a cold power up. The system will bring up Windows NT before starting the DDL applications. The system will successfully complete the start-up process, described below, before allowing the operator to log-on to the DDL application. At the successful conclusion of a cold boot, the operator will see displayed the application log-on screen. Total startup time is expected to be about five (5) minutes. If required, the system will be capable of printing a test/sample card as part of startup process.


         1.15-B-1.6.c Start-Up Process

The start-up process will establish the necessary operating environment for the on-line configured DDL system. This includes establishment of the required network communications. This step will be successfully completed before the operator log-on screen of the application can be displayed (for network based operations).


         1.1 5-B-1.6.d Log-on

The local DDL log-on will control access to the workstation functionality. It will support access authorization for two user groups: system and operator. The system group will support both supervisor access for in office operating issues pertaining to the DDL as well as field service access for other issues.

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         1.1 5-B-1.6.e Operator Functions

The operator of the DDL logs on to the system by entering their Operator ID and Password and pressing return or clicking the OK button. The workstation application validates the operator information. If login is accepted the operator selects the DL/ID card application. If the operator information is not validated the operator is prompted to re-enter the information. Under no circumstances will the application proceed past the log-in screen until an authorized operator ID and password are correctly entered.

Each Workstation will maintain a master file of authorized individuals and passwords for that particular Workstation. Access to any of the workstation functions and especially the DL/ID card creation function are restricted to individuals properly authorized within that workstation master file. Access to the functions used to add, delete or change the privileges of operators is granted to a subset of workstation operator accounts designated as "supervisor accounts". Special accounts with limited and/or special privileges are also maintained in the workstation master file for field representatives and/or service technicians.

Viisage Technology will work with the ISOS to develop a strategy for safe guarding the workstation security system balanced against the need to provide appropriate access to the authorization information.

                            [FIGURE 2 APPEARS HERE]

                       Figure 2: Operator Log-on Screens


Entering a operator ID and password causes the DDL to check these values against the authorized operator list as established by the supervisor functions. After a successful log-on to the DDL Workstation, the operator will be presented the Select System Function screen.

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                            [FIGURE 3 APPEARS HERE]

                    Figure 3: Select System Function Screen


         1.15-B-1.6.f Capture Image

The process of capturing a photo image is initiated by the DDL application which will receive Customer information/demographic data from the mainframe. Without requiring any operator intervention, the DDL workstation receives and processes information necessary to create the card. This information includes: Demographic data, type of card, location of photo in local or central database, exceptions messages to be printed on card (such as "Valid Without Photo"), etc.


         1.15-B-1.6.g Licensing Application

Upon entering the licensing application, the operator may step through the process to retrieve and capture both demographic data and portrait images, as well as create DL/ID documents. The demographic data will be sent by the mainframe.

                            [FIGURE 4 APPEARS HERE]

         Figure 4: Select customer and Review Demographic Data Screens

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The "Home" first screen illustrated above acts as the main screen for the licensing application and offers the operator an opportunity to select a Customer from the list for the Capture Image function, from the list of Printed Cards, or to enter the license number of the Customer presenting themselves for DL/ID issuance. The operator selects a Customer by name by pressing the up and down arrow keys to highlight the Customer name in either the Capture Image or Printed Card fields. As each name is highlighted, the license number for the selected name will appear in the License Number field. The operator may also enter the license number of a Customer directly into the License Number field and press return to Process or tab to View to bring up the View Image screen. The lists will be refreshed each time this main licensing application screen is displayed.


         1.15-B-1.6.h Capture Portrait

With a selected Customer from the Capture Image list or a new keyboard input license number, the Process option will display the Customer's demographic data. As illustrated in second screen above, the application will display the retrieved demographic data and two options. The operator may choose to proceed processing the Customer, after demographic data verification, by pressing return at the Capture option. The operator may also choose Exit to return to the main licensing application.

                            [FIGURE 5 APPEARS HERE]

              Figure 5: Capture Portrait and Accept Image Screens

The Portrait Capture option will present the operator with a live 24-bit video color image of the Customer as seen by the portrait camera (shown above). As indicated on the screen above, the operator may adjust the camera on an internal motorized mount in the Sensor Mast through the use of the keyboard. The camera may be adjusted to accommodate the full range of Customers, 40" tall sitting to 90" tall standing, entirely from the workstation keyboard. Gross adjustment up and down is accomplished by the page-up and page-down keys. Fine adjustment up, down, left, and right is accomplished by the arrow keys on the keyboard. When the Customer is centered in the live video window and the Freeze option is highlighted, the operator will press the return key to freeze the portrait image (second screen above). Then the operator may tab to highlight the Exit option and press return to go back to the main licensing menu.

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The frozen portrait image will be displayed for the operator's approval. Fine centering adjustment may be made with the arrow keys at this time and acceptance of the displayed portrait image will be indicated by pressing the return key at the Accept option. Tabbing to the Unfreeze option and pressing the return key will allow the operator to dispose of an unacceptable portrait image and return to live video portrait capture.


         1.15-B-1.6.i Capture Signature

After the portrait is captured, the system will display the screen below to capture the signature. The signature image capture process begins with the Customer signing his/her name in a box on a "signature" card provided by Viisage. The signature cards are slips of paper intrinsically capable of being used by right or left handed as well as disabled individuals. After completing the signing process the Customer hands the signature card to the operator who inserts the card into. the signature capture window located at the back of the Sensor Mast assembly.

                            [FIGURE 6 APPEARS HERE]

                   Figure 6: Capture Signature Image Screen

The signature image is immediately displayed as live video on the workstation display screen. The signature image display window preserves the four to one aspect ratio of the signature digitizing area and as displayed is just less than half the width of the operator monitor. The operator may through the use of the "Up", "Down', "Left' and "Right' arrows on the keyboard position the signature optimally in the signature capture window. Once the signature is frozen and aligned in the center (by the arrow keys), the operator may accept or exit the signature capture process.

The accepted image will be stored on the local hard disk(s) that are mirrored, and later on the image server database. The signature image is captured as 8-bit gray scale by a black and white CCD camera located in the Sensor Mast assembly. Viisage believes signature images captured as live video insure that the archived and printed images are a smooth reproduction of the Customer's signature and will not be jagged in appearance.

If the network is unavailable, the workstation will not support the printing of DL/ID cards1 but will store images until the network is again available.

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         1.15-B-1.6.j Image Storage

Upon acceptance of the portrait image data by the workstation operator, Viisage's image workstation automatically JPEG compresses the acquired portrait and signature image files, merges the data with the demographic index keys (DL/ID number, social security number, full name, date of birth, workstation ID, and examiner ID) and creates a "composite image file".

Portrait images are typically compressed by a factor of 40:1. Signature images are typically compressed by a factor of 90:1. The resulting composite image file (including index data) will not exceed 15K bytes per Customer image (excludes fingerprint images).

This composite image file/folder, identified by a filename made up of Customer number, agency number, and date/time stamp is then stored on the primary and mirror disk on the workstation; and finally transmitted to the central image server (CIS) over the LAN/WAN/LAN network for Central and Branch Offices and through the modem for Mobil Workstations.

The workstation continues on to process the next Customer approximately 20 seconds after the workstation image capture and acceptance of previous Customer is completed. Thus allowing new Customers to be processed within 20 seconds of image capture.

If for any reason the image transmission was unsuccessful; the capture station will provide a message box and a audible beep until the operator acknowledges the condition. Image files that are not successfully sent to the office server for any reason are flagged in a pending production directory for storage when communications problem is resolved.


         1.15-B-1.6.k ISOS Process Customer Record Interface

Viisage's application contains a task dedicated to updating the list of Customers waiting to be processed by the workstation. Each Customer's record sent by the application on mainframe is sent to the workstation, and posted to a "Select Customer" queue maintained on the "Home" workstation screen. The "Select Customer" queue displays the work pending to the operator including the type of transaction to be performed.

Viisage's application is designed such that the Customers will appear in the queue in the same order their records were received from the mainframe database. However, Viisage's application has also been designed to allow the operator to select Customers from the queue in any order (normally sequential) desired.

Upon selection of the transaction, the image workstation will read the appropriate Customer record file, display the demographic data to the screen and set up the requested transaction function. From the Customer data the application will determine if the process is to include capture, display, or print of image records.

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In the normal license transaction the operator reviews the demographic information on the screen and when satisfied with the data selects the "Capture" button to proceed to the next step in the licensing process. Should the demographic data be incorrect or the wrong Customer be inadvertently selected the operator may select the "Exit" button to terminate the current transaction and return to the "select Customer for Processing" home screen. The workstation operator is not required to re-key any of the Customer information available from the Customer processing record. The record is corrected by ISOS operator terminal and resent through the mainframe application.


         1.15-B-1.6.I Print Card

After writing the captured image to the local hard drive, the licensing application will format the demographic and image data for printing on the appropriate card printer configured in the System Function application. Before sending the data to the printer the operator will be asked to enter his/her ID and password. This ID along with the examiner information will be associated with the card produced and reported in the end of day report issued from the central image server.

                            [FIGURE 7 APPEARS HERE]

                       Figure 7: Print DL/ID Card Screen

Seventy-five seconds after the data download to the printer is complete the
                     -----
front and back sides of the license card are printed and available for inspection by the operator. Meanwhile, after sending data to the card printer the workstation application returns to the "Select Customer for Processing" home screen and is ready to process the next Customer. The next Customer processing can be started in 20 seconds.

The Customer's name, whose card is now printing, moves from the "Select Customer" queue to the "Complete License or Ready For Issue" queue. If the operator is not satisfied with the license, the Customer may be selected from the queue and the "Remake" button pressed to re-manufacture the license. "Remake" documents will be manufactured with the same Customer demographic, portrait and signature image data as the original document. If "Remake" is selected, the application logs the previously manufactured license as a rejected license. The operator will deposit rejected documents into the rejection bin.

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The operator now has the opportunity to process the next Customer by selecting a
Customer from the Select Customer list (or entering a new license number) and continue as documented earlier, or complete processing of the previous Customer by inspecting and approving (or rejecting) the completed DL/ID card from the Complete License list.


         1.15-B-16.m Previewing Stored Images.

The DDL application allows the operator to preview or display a stored image (if one exists) for each Customer from the main DDL application screen. This allows the operator to check that the person being photographed or receiving a license is in fact the correct person. The operator has the power to decide when and if to preview an image.

If the operator chooses to view a Customer's image the operator selects/clicks on the "View" button on the main/home screen which brings up the screen below. The operator then enters the DL/ID number, and/or Social Security Number, and/or Name and Date of Birth by keyboard input. This will retrieve the most recent stored image of a Customer, either locally or from the central database, and display the screen illustrated below. If no photo is available, the message "No Images Found" will be displayed. The retrieved image and Customer information will be displayed until the operator selects the Exit option. This will bring the operator to the main licensing application for further processing if necessary. If the operator wants to use the displayed image to produce a DL/ID card, the system will allow using the image, portrait and signature to produce a card by selecting the Print ID option.

                            [FIGURE 8 APPEARS HERE]

             Figure 8: View Image Screen and No Image Found Screen


         1.15-B-1.6.n Conduct End-of-Day Tasks

At the end of the work day, the operator will take the following steps:

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     1.  Select Exit. This displays the following message: "Do you wish to run end-of-day reports?"

     2. Select Yes or No. No - logs operator off immediately. Yes - starts the end of day procedure to:

         . Generate and store statistical reports for the central server, including number of images captured, number of cards successfully printed, number of cards reprinted, number of cards failed, etc.
         . Delete card production statistics on the local database that are more than two months old.


         1.15-B-1.6.o Logoff Details

As stated above when the DDL operator selects Logoff from the Select System Function menu, the operator is presented with a choice to either simply logoff or to initiate the end of day reports process.

                            [FIGURE 9 APPEARS HERE]

                    Figure 9: Log-off and End-of-Day Report


By pressing the return key with the Logoff option highlighted, the operator may select to logoff without initiating the end of day process. The operator may press tab to highlight the Workstation Summary (or Detailed) Report or Complete Logoff option. At this time, the operator is logged off the DDL system.


         1.15-B-1.6.p Duplicate License Process

When the Customer's record from the mainframe system indicates that the license transaction is for a duplicate license, the workstation application will give the operator the option to Retrieve image data rather than Capture the image data.

When the operator selects Retrieve or View, the application will move from the display demographic data screen to a retrieved data screen. Simultaneously the workstation

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will send a retrieve latest image command to the image server based on the DL/ID number associated with the Customer. When the latest image data is returned to the workstation, it will be displayed just as if the data had been captured live. The operator will accept the signature image, accept the portrait image and the Customer license document will be queued to the document printer as a duplicate document.

If the image server returns a "No Image Found" reply, a dialog box will come up indicating to the workstation operator that there is no image stored on the image server for the particular DL/ID number entered. At this point the operator will have the option to clear the dialog box and proceed to capture images for the Customer as if this was a new license document. After the images are properly captured and sent to the image server, the duplicate license document will be printed as a duplicate document even though the image data was freshly captured. For cases where the image data was returned by the image server but the operator decides that the Customer image data should be recaptured, the operator indicates recapture is required by selecting Recapture when the retrieved image data is displayed on the screen. In this situation the workstation application will bring up an override signature box requiring a supervisor to enter their operator number and password before the transaction can continue.

Should the operator decide that a recapture of the images is not really required, the recapture transaction can be canceled and the duplicate document printed with the retrieved images per normal policy.


         1.15-B-1.6.q Image Local Storage Requirements

A 24 bit 300 DPI color portrait image 1.25 inches wide by 1.50 inches tall compressed at a ratio of 40:1 requires 12,656 bytes of storage. The stored image will have a pixel composition of 300 pixels wide by 360 long.

An 8 bit gray scale signature image 2.5 inches wide by 0.5 inches tall compressed at a ratio of 90:1 requires 1,250 bytes of storage. The RFP also requires that each workstation be capable of storing 10 days worth of images locally.

The image file size is:

               15,000 bytes total size: 12,656 bytes portrait + 1,250 bytes signature and 1,000+ bytes indexes and overhead.

Each workstation hard drive will require about 60-80 megabytes of disk storage for composite image data.

The Viisage imaging workstation will be delivered with a one (1) GB megabyte IDE hard disk. Sixty Megabytes on this drive will be dedicated to the local image storage. The other 940 megabytes on the disk provides a generous amount of space for the operating system and workstation application software. Typically based on our other applications this will provide for 100% expansion reserve.

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         1.15-B-1.7 Digital Workstation

Viisage Technology's Digital Driver Licensing Workstation components meet all the Specifications and Requirements outlined in the Illinois RFP. In this section the specifications and requirements for DDL Workstation are discussed and Viisage Technology response is described. Viisage Technology DDL system includes:

     . Viisage's patented Sensor Mast assembly which houses a motorized video camera, a signature capture camera and automatic lighting. The image capture components are integrated with the Sensor Mast as one unit.

     .  One or two color card printers.

     .  A Central Image System.

                           [FIGURE 10 APPEARS HERE]

                   Figure 10: Viisage's Image Capture System

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The workstation components are illustrated in the figure below.

                           [FIGURE 11 APPEARS HERE]

                Figure ii: DDL Workstation Setup in ISOS Offices

Workstation components are described in detail in the following sections.


         1.15-B-1.7.a BDDL Workstation PC

Viisage Technology will provide a 200 MHz Intel based Pentium processor with 32 MB RAM and 3.5 inch floppy internal drive with a lock. The DDL Workstations will be provided with a 17 inch monitor which will be SVGA .28 DP, Energy Saver, capable of displaying 1024 x 768 pixels with 256 colors and 75 Hz refresh rate (mobile units will have a 14" monitor). A 101 keyboard and a Microsoft equivalent mouse will be provided.

The operating system will be windows NT which is a true multi-tasking system. Two hard drives in mirrored configuration will be provided with the capability of storing the Workstation software and a minimum of 10 days of images and signatures for one Office.

In addition the Workstation components will include a 300 dpi card color printer to print both sides of the DL/ID card in one step, a medium blue colored backdrop, Ethernet network communications in Offices and modem card for Mobile Units, UPS to support

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at least 4 minutes of backup power and cabling to connect the Workstation to office network drop. Details of components are discussed in the following sections.

When the State requires sites to have images captured in the front-end of the process and printing of cards at the back of the process the image capture system will be setup separate from the card printing workstation. Viisage has assumed that one of these PCs will be provided by the State and the other one will be provided by Viisage.


         1.15-B-1.7.b Sensor Mast Assembly

The Sensor Mast assembly contains an optical bench assembly designed to accomplish the generic image capture functions specifically required by the Illinois RFP. The optical bench assembly provides a secure mounting assembly for the 24 bit color CCD camera, the motor driven camera tilt assembly, and the signature imaging camera. In addition to providing convenient mounting, the sensor mast provides security in that the expensive interface pieces are completely enclosed inside the Sensor Mast assembly. Securely attached to the office work surface with tamper resisting mounting two (2) hidden 1/4" - 20 bolts, the camera assemblies are not even readily visible to Customers.

                           [FIGURE 12 APPEARS HERE]

            Figure 12: Viisage's Sensor Mast Image Capture System



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The Sensor Mast assembly includes a motorized camera mount controlled directly from the keyboard. The operator may adjust for the full range of Customers (40 inches sitting to 90 inches standing) directly from the workstation keyboard.

The portrait camera and lens assembly provided in the Sensor mast is adjusted for a nominal focal distance of 54 inches. This system provides a depth of field of plus or minus 13 inches in the 54 inch nominal position. This setup allows the Sensor Mast assembly to photograph the full range of Customer heights plus a margin of positioning error with the system.


         1.15-B-1.7.c Printer

Viisage Technology proposes the Atlantek Model 70 printer for the Illinois Licensing/ID application. The Atlantek printer is a full color 300 DPI dye sublimation printer capable of printing on both sides of the license DL/ID card.
                                           ----------

In a one step process, without the operator handling the document during the manufacturing, the printer will:

         . print on the 3M D12500 Receptor Film (front of card) in color using a yellow, magenta and cyan (YMC) composite ribbon

         . print black text and graphics on the 3M D12500 Security Substrate (back of card) fuse the two materials together

         .   die cut the materials to ISO 7810 card specifications

The operator loads raw materials into the printer and receives finished license documents ready for issue directly from the printer. The time required to produce a finished license is less that 75 seconds from the completion of portrait and signature image capture. The noise level of the Atlantek is specified as 65 DB.

The Atlantek printer will produce a license document per Illinois design. The front of the card may contain the customer's:
         a) Image in color of a size within: 1.25" by 1.50", located in the upper left (or right) hand side of the document,
         b) Signature in black and white,
         c) Demographic information,
         d) A "ghosted" image in color, e) Appropriate headers, state indicia, and other data.

On the back of the card (printed in pure black) are the customer's:
         a) Classification, restriction and endorsement codes,
         b) Encrypted two dimensional bar code containing demographic data.

The printer will print a card in 75 seconds. The printer uses a three color dye sublimation ribbon on the front of the card and a black ribbon for the back of the card.

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The print ribbon and the 3M card materials may be loaded into (or unloaded from)
the printer in daylight with no affect on the consumable materials or the printer. The printing lamination is comprised of the fusion of the 3M Receptor Film and Security Substrate after they have been printed on via the thermal transfer ribbons.


          1.15-B-1.7.d Un-interruptable Power Supply

The un-interruptable power supply provided with the workstation will accommodate voltage fluctuation between 90 and 135 volts 60 cycle AC with no change in output voltage. This unit provides surge suppression for all workstation equipment insuring that the workstation will meet or exceed UL standard 1449.

The UPS will provide 4 minutes of operation for dual printer sites after the AC power shuts down. An audible alarm is provided by the UPS to indicate when the main power fails. The alarm will continue until it is silenced by the operator.

The workstation interfaces with the office "wall" power through the un-interruptable power supply grounded plug. The cameras and other electrical equipment are all driven from the UPS power and will never see any fluctuations in input voltage. The workstation fully meets all UL standards.


          1.15-B-1.7.e Cables and Backdrop

Viisage will provide all the necessary cables required to install each unit in the field offices. Viisage will determine during the site surveys a "Illinois" set of cables that will accommodate the vast majority of the installations. Viisage will also determine the "exception" sites requiring additional or different cabling and provide the necessary adjustments.

Each image capture workstation will include a blue backdrop of uniform color approved by the 1505.


          1.15-B-1.7.f Equipment Cabinets (Optional)

The major workstation components, un-interruptable power supply, workstation computer, and document printer need to be mounted to facilitate cabling, and access for servicing. The printers in particular need to be mounted so that the covers may be lifted periodically to refill the card hopper, install color ribbons and/or install overlay rolls. In addition, if the system is to be secure, the computer and the document printers at a minimum must be provided with some level of physical security. Viisage Technology solution to these problems is to provide each workstation with an equipment cabinet specifically designed to house the equipment required to fulfill the states requirements.

The Viisage equipment cabinet houses:
         a) the workstation computer and Sensor Mast

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         b)   un-interruptable power supply
         c)   one or two document printers
         d)   the keyboard
         e)   Sensor Mast power supply.

The equipment cabinet also provides: a) retractable doors that mechanically lock to secure the equipment during non business hours, b) a key-lock power switch,
c) a locked drawer for rejected DL/ID cards, and d) the power distribution system for all workstation elements.

When the cabinet doors are locked the only elements of the system exposed are the workstation monitors and the Sensor Mast. The Sensor Mast is securely fastened to the locked equipment cabinet. The monitors are connected to the computer inside the cabinet and would need to be cut loose to be removed from the workstation. The Viisage equipment cabinet is normally provided as a fixed unit. The following Figure illustrates the standard cabinet

                             [GRAPHIC APPEARS HERE]

             Figure 13: Viisage's Standard Cabinet for DL/ID Systems


          1.1 5-B-I .7.g Workstation Security System

The workstation image capture system is securely mounted on top of the cabinet for maximum security. Only the monitors, keyboard, and Sensor Mast are visible to the public. The Sensor Mast is fastened securely to the desk, preventing theft or damage. The software application supplied with the workstation allows the operator to easily capture images and produce DL/ID cards. Other elements of the Visage workstation have been specifically designed to control access to the document manufacture


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process without encumbering the operator in any manner. Following are other
Workstation Security features.

          1.15-B-1.7.h Limited Access

The equipment cabinet assembly that houses the computer, document printer(s), the UPS, and the workstation power distribution system includes retractable sliding doors that are closed and locked with a mechanical key lock during off hours. The equipment cabinet is relatively safe, once locked access to the enclosed workstation components is made difficult by its locking mechanism.

The workstation power distribution system located inside the equipment cabinet is controlled with a key switch. Turning the switch off and removing the key kills electrical power to the DL/ID card printers, the display monitor, and the Sensor Mast assembly. The power interlock is accessible only after the equipment cabinet doors have been unlocked and retracted. The power interlock is normally used as a second level of physical security during non business hours. The electrical key lock may also be used during business hours to temporarily disable the imaging system should the operator need to abandon the station for a short period of time.

The workstation application provides for identifying each ISOS office's unique numerical code. The ISOS office code is set into an encrypted file during the workstation installation.

The workstation application also contains a password protected operator log in system with three levels of access privileges. Individuals may be assigned a workstation account with "Operator", "Supervisor" and/or "Field Services" privileges. Each account in addition to an operator's name requires a unique password to gain access to the application. Individuals with operator privileges are restricted to access the functions required to issue DL/ID cards. Individuals with "supervisor" privileges in addition to the operator functions may gain access to system administration functions such as inventory maintenance and report generation. Individuals with "supervisor" status may also access the screens that allow the operator to add, delete, and/or modify other accounts. Individuals with field services accounts cannot access the DL/ID card manufacture screens but can (uniquely) gain access to the system functions such as adjusting the imaging parameters and/or accessing the native operating system. This three tiered account system effectively controls access to various aspects of the application functions without encumbering the operators in any manner. Each individual is assigned appropriate access to the screens required to perform his or her function.


          1.15-B-1.7.i Composite File Security

The composite image file containing demographic keys, portrait image (compressed), and signature image (compressed) is created and stored just prior to the document printing process. The name of the file is made up of the Customer identifier, the workstation identifier, the workstation operator identifier, the date and time the file was


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created and a file checksum. The file checksum is created by check summing the composite file information along with all other elements of the file name. Once this file is stored on the Central Image Server it is virtually impossible to alter any of the file data without it being readily apparent to the imaging system that the file has been changed.


          1.5-B-1.7.j Customer Data Integrity

The Viisage workstation application receives the Customer demographic data from the ISOS over the statewide network/modem. The Viisage workstation presents the demographic data to the workstation operator after the Customer is selected for processing for verification purposes only. The demographic data provided by the system is not available for editing by anyone at the imaging workstation.

If the operator discovers the Customer demographic data is in error and needs to be corrected he or she "Exits" out to the "select Customer screen". The 1505 examining Officer will then correct the demographic data on the 1505 terminal and send it to the mainframe. The Customer will then be processed again with the new corrected demographic data.


          1.15-B-1.7.k DL/ID Card Manufacture Material and Design

The DL/ID cards are manufactured at the imaging workstation from the 3M D12500 Secure Card materials and dye sublimation ribbons. The DL/ID card is manufactured in a one step process in the printer and delivered to the operator ready for issue to the Customer.

The 3M Dl2500 Secure Card is a two part media set comprised of a clear Receptor Film (to receive a thermal dye diffused transfer image for the front of the card) and a white Security Substrate. The Receptor Film is imaged per a graphic card design layout formatted by the user (this serves as the front image of the card). The back of the white security substrate will be printed using a black thermal dye transfer (this serves as the back image of the card). The Receptor Film and Security Substrate are then fused together in a lamination process creating a one-piece card which cannot be separated.

The DL/ID card information is applied to the Receptor Film (front) and the Security Substrate (back) during the personalization process using a dye sublimation printer. The dyes penetrate the surface of the card and cannot be completely removed without destroying the surface of the card. The dye sublimation process can incorporate virtually any combination of text and images in full color anywhere on the front surface of the card. The black panel ribbon used to print the back surface of the card can likewise print any combination of text and graphic on the back of the card in black. The Customer data including demographic data, portrait and signature will be overlaid with state specific images to create a document layout that is very difficult to forge.

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          1.15-B-1.7.1 License Authentication Features

The 3M D12500 Secure Card is a transparent, multilayer material with a customized security pattern that is visible under both normal and retroreflective viewing conditions. Under normal ambient lighting conditions, the customized security pattern or logo will vary in color and intensity depending on the viewing angle. When viewed head on with a focused light source such as a hand held verifier, the logo or pattern appears a 5 retroreflective image.

The 3M D12500 Secure Card has three security features. The security features are customized for each application and customer. The overt feature (eye visible) has selective coverage and the covert feature (ultraviolet) repeats across the entire document.

The first feature is a customized eye visible image (overt feature) that when viewed in ambient light conditions will exhibit a change in appearance as the viewing angle is changed. The change in appearance will be a shift in color intensity or reflectivity.


The second security feature is the eye visible feature which will retroreflect back to the eye when using a retroviewer. This second security feature becomes readily observable when examining the document under retroreflective lighting. The use of a collimated light source (hand held or desk top verifier) is the recommended method for examining the documents. The overt feature will retroreflect under these lighting conditions.

The third security feature is an ultraviolet (UV) pattern under the lens layer. This feature is a repeating pattern of the eye visible feature but will only be detectable under UV light. The UV feature secures the free Image Receptor Film prior to lamination and is the third authentication feature for the laminated Secure Card. The UV fluorescent pattern will be visible under black light conditions (365 mm wavelength) and repeats across the entire document.

Tampering with the laminated document will result in visual damage and/or destruction of the card. Duplication of the document using a color copier will fail to reproduce the change in appearance of the overt feature (color or reflective shift) that typically occurs as the viewing angle is changed. Also, in a duplicated document, the overt feature will not retroreflect and the covert feature will not appear under a UV light source.

Viisage has delivered systems that incorporate ghost images of the Customer, document headers including specific color schemes and images, state flags, registrar signatures, organ donor/living will symbols, one and two dimensional bar codes etc. Any and/or all of these features may be over or underlaid in a document layout to make the DL/ID card more difficult to forge.

After the dye sublimation printing process is complete, the Receptor Film and the Security Substrate are fused together to create a single card. The security features will provide superior protection against counterfeiting and duplication of the entire document.

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          1.15-B-1.7.m Imaging Security Interlocks

The DL/ID card printer requires a specially formatted file defining the placement, colors, and the information to be placed on the license document. This file can only be created through the workstation application. Thus when the imaging workstation becomes inoperative, it becomes impossible to produce finished DL/ID cards.


          1.15-B-1.7.n Raw Materials Accounting

The Viisage imaging workstation provides an on-line accounting system for all card materials. Each roll of 3M D12500 card material and each roll of printer ribbon are shipped with a serialized bar code identifying that specific material.

When a new materials are loaded, this serialized number is read and recorded by the workstation from one of the application supervisor screens.

For each document manufactured a DL/ID card transaction record is written to the workstation log that includes: the Customer's unique number, the operator identifier, and the serialized number of the raw card materials.

This information remains on the system for the life of the contract. The log file may be audited periodically or randomly to insure that all the materials shipped can be accounted for.


          1.15-B-i .7.o Security Laminate Features

The 3M D12500 Secure Card is a transparent, multilayer material with a customized security pattern that is visible under both normal and retroreflective viewing conditions. Under normal ambient lighting conditions, the customized security pattern or logo will vary in color and intensity depending on the viewing angle. When viewed head on with a focused light source such as a hand held verifier, the logo or pattern appears a 5 retroreflective image.

The 3M D12500 Secure Card has three security features. The security features are customized for each application and customer. The overt feature (eye visible) has selective coverage and the covert feature (ultraviolet) repeats across the entire document.

The first feature is a customized eye visible image (overt feature) that when viewed in ambient light conditions will exhibit a change in appearance as the viewing angle is changed. The change in appearance will be a shift in color intensity or reflectivity.

The second security feature is the eye visible feature which will retroreflect back to the ) eye when using a retroviewer. This second security feature becomes readily observable when examining the document under retroreflective lighting. The use of a collimated

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light source (hand held or desk top verifier) is the recommended method for examining the documents. The overt feature will retroreflect under these lighting conditions.

The third security feature is an ultraviolet (UV) pattern under the lens layer. This feature is a repeating pattern of the eye visible feature but will only be detectable under UV light. The UV feature secures the free Image Receptor Film prior to lamination and is the third authentication feature for the laminated Secure Card. The UV fluorescent pattern will be visible under black light conditions (365 mm wavelength) and repeats across the entire document.

Tampering with the laminated document will result in visual damage and/or destruction of the card. Duplication of the document using a color copier will fail to reproduce the change in appearance of the overt feature (color or reflective shift) that typically occurs as the viewing angle is changed. Also, in a duplicated document, the overt feature will not retroreflect and the covert feature will not appear under a UV light source.

After the dye sublimation printing process is complete, the Receptor Film and the Security Substrate are fused together to create a single card. The security features will provide superior protection against counterfeiting and duplication of. the entire document.


          1.15-B-1.8 Central Image System

Viisage Technology's Central Image Server is built on Intel Quad PentiumPro processors hardware running Windows NT operating system. Viisage has experience with several relational databases products. Viisage proposes to build the Illinois system on the Oracle product which has been supplied to other States.

The Intel Quad processor system provides substantial processing power in a convenient office footprint. Combined with Microsoft world class software development tools this machine has proven to be a solid performer in our other State driver licensing applications. Viisage has developed the Central Image Server software to be completely portable between Windows systems and relational databases. .Viisage has chosen Oracle for the Illinois application based on our excellent performance experiences in Massachusetts Department of Transitional Assistance project. The Intel system interfaces with various mass storage devices, Magnetic disk, Optical disk, and Magnetic tape through industry standard SCSI channels. Figure 14 below shows the Image Server layout.

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                             [GRAPHIC APPEARS HERE]

                         Figure 14: Image Server Layout


          1.15-B-1.8.a Image Storage Solution

Viisage proposes to provide the ISOS with 270 Gigabytes of RAID 7 magnetic disk storage to store 13,500,000 Customer records. The RAID will have the capability to be expanded to include storage of additional data once the State decides to exercise other options.

The RAID storage system will provide for the direct online storage of images as they are captured from each workstation. The RAID 7 system has a theoretical mean time between failures rate at 50+ years. Unless there is physical damage done to the building in which this storage array is housed, or the RAID system is not properly maintained, this storage array is not expected to be inoperative during any time over the life of this contract

The RAID system provides excellent performance and combined with the Quad Intel Pentium Pro processors will comfortably meet the retrieval performance specifications called out in the RFP (from the time of receipt of retrieval request at CIS to sending the Customer data).

          1.15-B-I .8.b Image Server Application Overview

      The Image Server application provides five sets of functions:

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         a)   Online image storage for field workstations,
         b) Image retrieval for field and central retrieval by Customer data keys,
         c)   Archiving of images to backup media,
         d) Reporting of workstation/image server operational statistics from the central site.
         e)   Ability to store card production requests for Central Production.

The field office workstations transfer to the Central Image Server a store image command along with a composite image file. The composite image file contains the Customer demographic data (used as image indexes), workstation data (operator number, agency number, examiner number and date/time stamp when the card was produced), compressed portrait image, and compressed signature image.

The Image Server splits the index data from the composite image file, adds the necessary control database record entries and stores the image file accordingly. The demographic data as well as the operator number, agency number and data/time stamp is stored into the Image control database for subsequent use in the image retrieval/management process.


          1.15-B-1.8.c Retrieval Commands

The Image Server accepts two types of image retrieval commands. The "Send latest image" retrieval command requests the latest image, most recent creation date, based on a particular type of index search. DL/ID number, Social Security number, Customer Name, or Date of Birth may be used as a image index. This command always returns a reply to the issuing workstation. If at least one image that fits the index specification is found, a positive reply and the latest image found is sent back to the issuing workstation. If no image fitting the index specified is found a "no image found" negative reply record is sent back to the issuing workstation.

The second retrieval command requests a "history image" or list of images in date order fitting the specified index be provided by the image server. For this command the image server searches the database based on the specified index and date and assembles a reply file consisting of a list of file names in chronological creation order fitting the specified index. This "history image" list can be used to retrieve specific images.


          1.15-B-1.8.d Archiving Files.

When images are first stored on the image server a flag is set in the control database indicating the images have not yet been archived to a second central media. When a backup is processed, to optical disks, the backup application searches the control database and builds a list of names for files that have not yet been archived. After the list has been built the backup application copies each file to the archive media and marks the file archived in the database.
Once an image is marked as archived it will not be included in subsequent backup functions.

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          1.15-B-1.8.e Purging Files

The backup process also creates a "purge file" for each field workstation. As part of the after hours processing, each field workstation goes out to the central image server each night looking for additional purge files for that particular workstation. When. the workstation finds a purge file it copies the file from the central image server to the workstation and deletes the purge file from the central image server. The workstation then reads the purge file and deletes each image file included in the purge file from the local and mirrored hard drive on the workstation. In this way each workstation automatically cleans off old image files from the local workstation disks as soon as the images exist in two media on the central image server. No manual intervention is required to initiate the workstation purge function.


          1.15-B-1.8.f Reports

The image server by definition can access each and every one of the field workstations. In addition, by simply manipulating its local image control database, the image server knows how many images were stored, by what agency and when. The image server is the natural place to produce whatever central end of day reporting information the state requires.

Each workstation maintains a complete workstation transaction log. Whenever required in addition to the normal end of day reporting information, the image server can upload transaction logs from the various field offices and create whatever history and/or current data the state requires.


          1.1 5-B-1.8.g Image Server Backup

The key to efficiently backing up the image server is from inception to build a procedure that backs up this system incrementally on a weekly basis. Based on the inherent reliability of the RAID system, the only use for these backup media would be during a true disaster where physical damage or deliberate sabotage was done to the central image server and/or the RAID storage array.

In the event of a disaster, the data will be loaded off site onto virgin equipment. There will be little advantage to having a slightly condensed set of backup media to work from. The operational difficulties caused by trying to regularly backup hundreds of gigabytes of non-compressible (the image data has already been compressed) data as a full backup will not be offset by the slight additional convenience of having fewer disks to restore from should a disaster occur. Viisage will provide an optical disk backup system for the image server.


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          1.1 5-B-I .8.h Workstation Software Upgrades

When a new version of DDL Workstation software is released it will be placed on the Central Image Server. The CIS during the nightly mining process (batch upload of images) will send a message to the Workstation that a new version of software is available. The new version will then be automatically downloaded to the workstation. When the operator logs on' the next day the operator will receive a message that a new version of software is available. The operator will then need to shut down the application and reboot the system or some other simple instruction will follow so that specific files or executables/DLL's can automatically be changed.


          1.15-B-I .9 Central Issuance System

Viisage Technology's solution to Illinois requirements consists of a distributed system with workstations to capture image data and print cards, a Central Image Server to store the data and a Central Manufacturing System to print cards required to be reprinted, re-issued to meet duplicate, renewal and other needs of ISOS. These cards will be produced in a central site for onward mailing to Customers. This section of the proposal provides a general overview of the Central Production System.

The DDL workstations allow the operators to capture images of people and their signatures and print cards, the data is stored locally for onward dispatch to the Central Server. The mainframe application will provide data for cards to be produced by the Central Manufacturing System. This system receives production requests from the mainframe along with the demographic data, it obtains the corresponding images from the central image server and creates production batches to print cards, inspect them and print card carriers and stuff them in envelops for onward mailing.

Viisage Technology offers a comprehensive, user-friendly solution for its Digitized IDC Card Production (CPS) System that will allow the State to do the following:

         .  card personalization
         .  production reporting
         .  quality inspection.

The ID Card Production System (CPS) will seamlessly integrate the high volume card production requests received from the State system to print and prepare cards for onward dispatch to the customer. It will comprise an architected solution that meets the following objectives:

         . Use an open systems architecture and standard components where possible
         .  Allow the process to be flexible, easy to use, change, and upgrade meeting the production needs and ramp-up capacity requirements o
         .  Provide data reliability, minimize single point of failure. Provide data and access security
         .  Simplify information management while meeting all needs

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         .   Distribute system intelligence and load in accordance with the process
         . Reduce the number of variables in the process and eliminate deadlocks
         . Seamlessly integrate with other systems used for card production and reporting.

The Card Manufacturing System is the main controller that will interface with State system. It will be the front end processor that will consist of image, production and reports databases along with the application that access the databases. It will communicate over the ISOS LAN/WAN to the CME and the Image Server. The primary purpose of this system is to receive requests to produce ID cards from CIS system and provide production status and other updates to State. It is expected that production data from the State will be received on a daily basis. The system could have a week or more of production data to process.

The architecture will allow redundancy avoiding as many single points of failure as possible and provide distributed manufacturing that allows growth by adding more capacity without impacting production. It will allow single and multiple shift operation depending on card production volumes and schedules. The logical system architecture and layout is shown below.

                            [GRAPHIC APPEARS HERE]

              Figure 15: Central Production Logical System Layout

The CME will be a Dual PentiumPro 200 MHz system. It will have 64 MB of memory and 18 GB of mirrored hard disk storage. The CME database that will hold a minimum one (1) week of card production requests. Each day the CME will check changes to card production requests for the five day horizon and if cards have not yet been sent for production then modification to the batch can be made. Other changes will be treated as new card requests. The application will be built on Windows NT and Visual C++ platform with SQL Server as the CPS production database.

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A key differentiating feature in Viisage's Central Manufacturing Executive and card production equipment is the implementation of an automated quality control inspection station. A Vision Inspection Station (VIS) will be integrated into the card production equipment to perform an automated visual inspection of the personalized card. The patent pending technology used in the visual inspection station will process the personalized card and verify that the finished document conforms to the high quality standards set by Viisage. The quality standards that Viisage incorporates far exceed the acceptable quality allowed by the mechanical card production equipment It is possible that the card production equipment may have a minor undetectable malfunction that will distort the printing on the card. in such a case the visual inspection process provides an additional level of comfort and assurance that the document is produced correctly.

VIS does a verification that portraits fingerprint and data are properly matched. It is impossible to perform this check with a human inspection. The VIS compares a picture of the printed card to a computer generated graphical representation of the card. The inspection includes checks for:

         .    data content
         .    data placement
         .    image placement
         .    printing drop-outs.

The inspection is done on both sides of the identification card to ensure that the card fully qualifies as a good finished document. It should be noted that this is all performed without any operator intervention.

The actual personalization of the card will be performed by the card printer application. The is unique to the industry, providing a one-step approach to the issuance of high-security ID cards. It is the highest quality and most reliable card production system that incorporates in-line, single-pass processing of complete photo identification cards. This process prohibits tampering at the card production site, as well as eliminating mistakes which commonly occur with manual card production processes. A set of Atlantek printers will be used to produce finished ID cards from a data file so that each card produced will contain the appropriate images and data; there is no possibility of one person's photo appearing with another's personal information. This provides maximum security, data integrity of the ID, and productivity. Viisage's design in the "Print Farm" allows adding printers based on volume requirements to finally meet the 2,500 cards per day RFP requirements.

Cards are printed in the FIFO order, i.e., oldest requests in the image server are processed first. The Central Production Facility is composed of three (3) major components:

         1. Plastic Manufacturing
         2. Vision Inspection
         3. Mailer/Paper Manufacturing.

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          1.15-B-1.9.a Manufacturing process

                             [GRAPHIC APPEARS HERE]

   Figure 16: Viisage's Digital Driver License Central Card System with VIS

The proposed card production system simplifies the manufacturing process by both reducing the amount of manpower required1 as well as minimize any possible human errors that may occur. The entire manufacturing process can be simplified into two steps. The first step is to coordinate the production job. This is done via the Central Manufacturing Executive. The second step is to load the printers with consumables and begin processing the jobs. Upon completion of the second step the cards are ready inserted to the Vision inspection by carrying them to the VIS and then for distribution.


Step I

The Central Manufacturing Executive has an easy to use graphical interface where the card production jobs are organized and prepared for the Atlantek printer. The Operator will assign the appropriate jobs to the corresponding printer and the system will automatically download the pertinent images and data to be printed.

After logging on to the system via a security password3 the operator will be able to access a Main Menu which will list several options. The main selections will allow the operator to process the incoming data, review production figures and access system utilities such as password maintenance. The normal sequence of events would require the operator to review the data that is received from the State's main system for correctness. Upon verifying that the correct data has been sent for production, the operator will assign the job to run. The operator will have the flexibility to customize the assignment of the production runs to ensure that the card personalization equipment is utilized to their maximum efficiency.

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Step 2

The operator will then proceed to the designated printer and begin the card personalization process. Blank card stock and ribbons are loaded into the printer as needed and the card is automatically printed and coated with the protective and holographic overlays. The cards are printed and then carried 9ver to the Viisage Vision Inspection6 System to verify that the card has been created according to preset quality parameters. Upon completion of the personalization and inspection cards are ready to be packaged for distribution.

The operator will be responsible for initiating the card production cycle via CME. The additional4 tasks of the operator are to simply ensure that there are enough consumables in the equipment for production and unload the finished cards from the output hopper and prepare them for onward processing and finally for delivery. All of the consumables are monitored electronically and a error message/light flashes to the operator(s) notifying them that a consumable needs to be replenished. Upon resupplying the equipment1 production can continue to run uninterrupted. Listed below are the types of consumables that are required in each printer3 the frequency of replacement and the method of replacement.

--------------------------------------------------------------------------------
Consumable Type          Replacement              Method of Replacement
                         Frequency
--------------------------------------------------------------------------------
Card Stock               approximately      Load Input Hopper with 100 cards.
                         100/printer        The input hopper can be filled, as
                                            required during production run.
--------------------------------------------------------------------------------
Color Print Ribbon       approximately      This consumable is on a roll which
                         500/printer        is easily threaded in the machine.
--------------------------------------------------------------------------------
Holographic Overlay      approximately      This consumable is on a roll which
                         500/printer        is easily threaded in the machine.
--------------------------------------------------------------------------------
Cleaning Ribbon          approximately      This consumable is on a roll which
                         500/printer        is easily threaded in the machine.
--------------------------------------------------------------------------------


      1.15-B-1.9.b Plastic Manufacturing

The plastic manufacturing system consists of specially configured Atlantek printers which are used to print the card. These printers are the same that are supplied to the State for over-the-counter instant issue system hence the type and quality of card will be identical. Each printer is capable of printing forty
(40) cards per hour. Printers can be added as volume increases till the entire configuration of nine (9) printers to meet the 2,500 cards/day requirement of the RFP. The Card Printing System acts as the setup, production, and diagnostic controller for the Manufacturing Executive Controller (CME) which collects, batches, and schedules the production of the cards.

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     1.15-B-1.9.c Vision Inspection

Viisage has developed a Vision Inspection System (VIS) which comprises of a linear track and one or two vision cameras. Viisage's system takes the card data and creates a virtual image of the card in the computer memory, then it captures the physical image of the card in the VIS. It then compares the virtual image of what the card should look like and the physical image as printed by the printer. Based upon the acceptance and quality criteria set the card is either accepted or rejected. If the card is rejected, Viisage's system automatically issues a reprint request which is scheduled on priority with the next batch. If the card is accepted it is then passed to the paper manufacturing side of the printer.


     1.15-B-1.9.d Paper Manufacturing

The paper manufacturing system functions include receiving cards from the card printer and placing them onto a laser printer/inserter module which consists of a paper printer, form bursting, inserting, and folding equipment. Mailing information is printed on the card and the card is then inserted into a carrier and transported to the stuffer. The stuffer inserts the card into an envelope, seals the envelope, and stacks the envelopes for sorting or delivery to the Post Office. As required by the State, additional mailers can be inserted and mailed with the cards. The cards produced by the Central Manufacturing system will generally include:

a) Image in color of a size within: 1.25" by 1.50", located in the upper left hand side of the document,
b)  Signature in black and white,
c)  Demographic information,
d)  A "ghosted" image in color,
e)  Appropriate headers state indicia, and other data.

On the back of the card (printed in pure black) are the Customer's:

a)  Classification, restriction and endorsement codes,
b)  Encrypted two dimensional bar code containing demographic data.

     Detailed specifics of data to be printed on the cards is given in the response to RFP specifications in the next section.

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1.15-B.1     DIGITAL WORKSTATION

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 5.00 of the RFP.

     1.15-B.1 a General Considerations

        Goals in converting to digital imaging DL/ID card production include ease of use for personnel, expandability, adjustability, portability, and ergonomic design. Customer service remains paramount Unless otherwise noted as a requirement, these are considered to be desirable features throughout the System design.

Viisage Technology meets this requirement. Viisage will meet ISOS goals in
-----------------------------------------
converting to digital imaging DL/ID card production to include

      . ease of use for personnel3
      . expandability,
      . adjustability,
      . portability, and
      . ergonomic design.

Viisage understands that Customer service remains a paramount requirement for ISOS and unless otherwise noted the above goals are considered to be desirable features for the System design.


     1.15-B.1.b Image Workstation Components

        Each Image Workstation must include all hardware and software necessary to produce DL/ID cards for over-the-counter (instant) issuance, store and forward images to the Central Image System through the Facility Server for storage and retrieval of picture and signature images at one hundred thirty eight (138) Facilities. All Image Workstations and their components must be of new manufacture.

Viisage Technology meets these requirements. Viisage will provide a system such
-------------------------------------------
that each Image Workstation will include all hardware and software necessary to produce DL/ID cards for over-the-counter (instant) issuance, store and forward images to the Central Image System through the Facility Server for storage and retrieval of picture and signature images at one hundred thirty eight (138) Facilities. All Image Workstations and their components will be of new manufacture. Each Image workstation will include:


        At a minimum, each Image Workstation will include:

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     A 200 Mhz computer with a Pentium processor or equivalent, 16 MB RAM and a
     3.5 inch. floppy internal drive;

A 200 Mhz computer with a Pentium processor3 with 32 MB RAM, and a 3.5 inch. floppy internal drive. The mobile system has the computer integrated in the Sensor Mast which has 3 ISA slots, 4 SIMM sockets (2 banks), and bays for 4 total, two hard disk drives and 3.5,, floppy drive.


     A minimum SVGA, .28 Dot Pitch, 17 inch color Energy Saver Monitor capable of displaying 1024 X 768 pixels with 256 colors at a minimum 75Hz refresh rate. For the mobile units, a smaller 14 inch SVGA, .28 dot pitch monitor is required;

Viisage Technology will provide a SVGA, .28 Dot Pitch, 17 inch color Energy Saver Monitor capable of displaying 1024 X 768 pixels with 256 colors and a 75Hz refresh rate. For the mobile units, a smaller 14 inch SVGA, .28 dot pitch monitors will be provided.

     True multi-tasking operating system;

Viisage will provide the system on Windows NT which is a true multi-tasking operating system.


     A camera with an illumination feature;

Viisage's Sensor Mast has the light integrated in its enclosure. The light automatically turns on when live image capture process is initiated. The intensity of the light automatically adjusts to ambient conditions to continuously provide consistent quality images.


     A minimum 101 key keyboard;

A 101 key keyboard will be provided.

     A Microsoft mouse or equivalent;

A Microsoft mouse or equivalent mouse will be provided.

     A Hard disk capable of storing the Image Workstation software and a minimum of ten days of images and signatures for that facility,

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Viisage will provide two (2) hard disk drives to enable keeping a mirrored copy of data on the second drive as well as using the second drive to restore data if the workstation has to be replaced for repair/maintenance. Each hard drive will be 1.0 GB and will be able to store at a minimum ten (10) days of image data.


     The Image Workstation Should have several empty expansion slots, SIMMS, and drive bays to allow for future expansion of the system for potential future applications;

Viisage is providing the workstation with 32 MB of RAM instead of 16 MB required by the State. The Image Workstation will have several empty expansion slots, SIMMS, and drive bays to allow for future expansion of the system for potential future applications;


     A port for a bar code reader (per RFP addendum);

Viisage will provide the workstation with a port for a bar code reader.


     A floppy disk driver lock;

VIsage will provide a floppy disk driver lock on the workstation.


     A signature capturing device;

Viisage's Sensor Mast has the signature capture camera integrated in its enclosure. The signature image capture process begins with the Customer signing his/her name in a box on a "signature31 card provided by Viisage. The signature cards are slips of paper intrinsically capable of being used by right or left handed as well as disabled individuals. After completing the signing process the Customer hands the signature card to the operator who inserts the card into the signature capture window located at the back of the Sensor Mast assembly and the signature image appears on the screen for capture.


     A color printer; with a minimum output of 300 dpi capable of printing on both sides of the card;

Viisage will provide an Atlantek printer which is a color printer that can print both sides of the card at 300 dpi.


     A single colored backdrop, wall-hung or freestanding;

Viisage will provide a medium blue colored wall-hung/free standing backdrop for permanent sites and a backdrop on a tripod stand for mobile sites.


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     Ethernet Network communications card;

Viisage will provide the workstations with a 3Com Ethernet network card. The mobile systems will be provided with a 33.6 bps modem card.

     Uninterruptable power supply (UPS) for each Image Workstation to allow for a minimum of 4 minutes of up-time;

Viisage will provide un-interruptable power supply with the workstation that will accommodate voltage fluctuations between 90 and 135 volts 60 cycle AC with no change in output voltage. This unit provides surge suppression for all workstation equipment insuring that the workstation will meet or exceed UL standard 1449. The UPS will provide 4 minutes of operation for dual printer sites after the AC power shuts down. An audible alarm is provided by the UPS to indicate when the main power fails. The alarm will continue until it is silenced by the operator.

The workstation interfaces with the office "wall" power through the un-interruptable power supply grounded plug. The cameras and other electrical equipment are all driven from the UPS power and will never see any fluctuations in input voltage. The workstation fully meets all UL standards.


     Cabling for attachment to the Facility Server

Viisage will provide cabling for attachment to the Facility Server. During the site surveys the cabling requirements will also be ascertained. Viisage will then develop an Illinois set of cables to meet this requirement.


     The Image Workstation must not require duplicate or repetitive key entry operations by 1505 Examiners.

Viisage's workstation application is designed such that it receives data from the mainframe and displays it as received (see figure below). No duplicate or repetitive key entry is required.

                            [ARTWORK APPEARS HERE]

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         The signature capturing device must accommodate right and left-hand applicants, as well as applicants with disabilities.

Viisage's Sensor Mast has the signature capture camera integrated in its enclosure. The signature image capture process begins with the Customer signing his/her name in a box on a "signature" card provided by Viisage. The signature cards are slips of paper intrinsically capable of being used by right or left handed as well as disabled individuals. After completing the signing process the Customer hands the signature card to the operator who inserts the card into the signature capture window located at the back of the Sensor Mast assembly and the signature image appears on the screen for capture.


         Monitors shall be ergonomically satisfactory for comfort and fatigue-free viewing and shall include tilt and swivel adjustments, reflection/glare reduction features, brightness and contrast controls, and low level radiation protection features. Image Workstation keyboards shall be detachable, angle adjustable and have a palm/wrist support. Mouse shall be ergonomically satisfactory for comfort and fatigue-free use. Printer noise level shall not exceed 75 decibels.

Viisage Technology meets these requirements. Viisage will provide monitors that
-------------------------------------------
are ergonomically satisfactory for comfort and fatigue-free viewing and include tilt and swivel adjustments, reflection/glare reduction features, brightness and contrast controls, and low-level radiation protection features. Image workstation keyboards will be detachable, angle adjustable and Viisage will provide a palm/wrist support. The mouse provided will be ergonomically satisfactory for comfort and fatigue-free use. The Atlantek printer noise level is 65 decibels.


         The Image Workstation must be operable with either the mouse or keyboard.

Viisage's application incorporates a Graphical User Interface (GUI) which can be operated by a mouse or keyboard.


         The Image Workstation must generate a confirmation that the picture and signature images have been captured, digitized and stored on the Image Workstation or a warning that the images have not been properly captured, digitized and stored.

Viisage's workstation generates a confirmation that the picture and signature images have been captured, digitized and stored on the Image workstation, if not, a warning that the images have not been properly captured, digitized and stored is given. Viisage's application also requires the operator to enter their password (see below) to authorize card printing and provide an audit trail.

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                            [GRAPHIC APPEARS HERE]

         The Image Workstation shall use a solid state color camera. It shall require minimal manual adjustment and provide optimal consistency and quality in images. The depth of field shall be sufficient as to allow a fixed focus system with a subject to lens focal distance being constant and thus the only reference necessary to focus. If not equipped with automatic focus, the lens to subject focal distance shall be fixed and shall not exceed sixty (60) inches. The camera must be equipped with a strobe or other lighting device for adequate illumination of the applicant The strobe or lighting device must compensate for various Facility ambient light conditions and for applicants of various complexions.

Viisage Technology meets this requirement. The Sensor Mast has an optical bench
-----------------------------------------
assembly designed to accomplish the generic image capture functions specifically required by the Illinois RFP. The optical bench assembly provides a secure mounting assembly for the 24 bit color CCD camera1 the motor driven camera tilt assembly, and the signature imaging camera. In addition to providing convenient mounting, the Sensor Mast provides security in that the expensive interface pieces are completely enclosed inside the Sensor Mast assembly. Securely attached to the office work surface with tamper resisting mounting two (2) hidden 1/4" - 20 bolts, the camera assemblies are not even readily visible to Customers.

The Sensor Mast assembly includes a motorized camera mount controlled directly from the keyboard. The operator may adjust for the full range of Customers (40 inches sitting to 90 inches standing) directly from the workstation keyboard.

The portrait camera and lens assembly provided in the Sensor mast is adjusted for a nominal focal distance of 54 inches. This system provides a depth of field of plus or minus 13 inches in the 54 inch nominal position. This setup allows the Sensor Mast assembly to photograph the full range of Customer heights plus a margin of positioning error with the system.

Viisage's Sensor Mast has the light integrated in its enclosure. The light automatically turns on when live image capture process is initiated. The intensity of the light automatically adjusts to ambient conditions to continuously provide consistent quality images.


         The Image Workstation must be capable of being operated by either a lefthanded or right-handed operator from behind a desk or counter. The camera

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         must be capable of being easily adjusted to capture the picture image of applicants either standing or seated. The applicant's picture image must be easily centered in the camera by means of a viewfinder, monitor display, or other acceptable device. The Image Workstation must allow the picture to be viewed on the monitor after capture but before saving the image. If the image is not acceptable, the Operator must be allowed to easily unfreeze the image and recapture it until an acceptable image is viewed. Likewise, the signature must be viewed on the monitor for acceptability, and be capable of being recaptured until an acceptable image is captured.

Viisage Technology meets this requirement. The Portrait Capture option will
-----------------------------------------
present the operator with a live 24-bit video color image of the Customer as seen by the portrait camera (shown below). As indicated on the screen, the operator may adjust the camera on an internal motorized mount in the Sensor Mast through the use of the keyboard. The camera may be adjusted to accommodate the full range of Customers, 40" tall sitting to 90" tall standing, entirely from the workstation keyboard. Gross adjustment up and down is accomplished by the page-up and page-down keys. Fine adjustment up, down, left, and right is accomplished by the arrow keys on the keyboard. When the Customer is centered in the live video window and the Freeze option is highlighted, the operator will press the return key to freeze the portrait image (second screen below). Then the operator may tab to highlight the Exit option and press return to go back to the main licensing menu.


                            [GRAPHICS APPEAR HERE]


The frozen portrait image will be displayed for the operator's approval. Fine centering adjustment may be made with the arrow keys at this time and acceptance of the displayed portrait image will be indicated by pressing the return key at the Accept option. Tabbing to the Unfreeze option and pressing the return key will allow the operator to dispose of an unacceptable portrait image and return to live video portrait capture.

After the portrait is captured, the system will display the screen below to capture the signature. The signature image capture process begins with the Customer signing his/her name in a box on a "signature" card provided by Viisage. The signature cards are slips of paper intrinsically capable of being used by right or left handed as well as disabled individuals. After completing the signing process the Customer hands the

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signature card to the operator who inserts the card into the signature capture window located at the back of the Sensor Mast assembly.

                             [GRAPHIC APPEARS HERE]

The signature image is immediately displayed as live video on the workstation display screen. The signature image display window preserves the four to one aspect ratio of the signature digitizing area and as displayed is just less than half the width of the operator monitor. The operator may through the use of the "Up", "Down', "Left' and "Right' arrows on the keyboard position the signature optimally in the signature capture window. Once the signature is frozen and aligned in the center (by the arrow keys)1 the operator may accept or exit the signature capture process.

The accepted image will be stored on the local hard disk(s), that are mirrored3 and later on the image server database. The signature image is captured as 8-bit gray scale by a black and white CCD camera located in the Sensor Mast assembly. Viisage believes signature images captured as live video insure that the archived and printed images are a smooth reproduction of the Customer's signature and will not be jagged in appearance.


         A one-step printer that prints the card and seals or laminates it without operator intervention after card production begins, is required (per addendum).

Viisaqe Technology meets this requirement. Viisage will provide an Atlantek
-----------------------------------------
printer which is a one-step printer that prints the card and seals or laminates it without operator intervention after card production begins.


         The Image Workstation should be capable of producing the finished DL/ID card within two minutes from the time the Operator presses the key to save the picture and signature images. The Contractor's Image Workstation should be capable of processing the next applicant after the previous applicant's images have been saved to the Image Workstation's hard drives and sent to the printer for printing. No applicant should be made to wait to be processed for more than 20 seconds after the Operator presses the store images/print key(s) for the previous applicant Each printer should be capable of printing a

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         minimum of 40 cards per hour. The print ribbons or cartridges should be capable of printing 500 cards each.

Viisaqe Technology meets this requirement. After data download, which takes less
-----------------------------------------
than five (5) seconds, the Atlantek printer prints both sides of the card in seventy-five (75) seconds. Viisage's Image Workstation starts to process the next applicant after the previous applicant's images have been saved to the Image Workstation's hard drives and sent to the printer for printing. No applicant will be made to wait to be processed for more than 20 seconds after the Operator presses the store images/print key(s) for the previous applicant. Each Atlantek printer is capable of printing 40 cards per hour. The print ribbons or cartridges for this printer can print 500 cards.


         The Image Workstation, including all associated electrical equipment, shall be designed and built in such a manner that a voltage fluctuation with a low of 90 and a high of 130 volts AC will not affect performance. All electrical equipment must operate on a regular 110 volts, 60 cycle AC, be equipped with a grounded plug and meet Underwriter Laboratory Standards. All equipment proposed must be designed so that voltage fluctuations shall be compensated for by an automatic voltage control unit provided by the Contractor. Bidders must discuss the ability of all components to operate normally under room temperature extremes.

Viisaqe Technology meets this requirement. The Image Workstation, including all
-----------------------------------------
associated electrical equipment, are designed and built in such a manner that a voltage fluctuations with a low of 90 and a high of 130 volts AC will not affect performance. All electrical equipment will operate on a regular 110 volts, 60 cycle AC, will be equipped with a grounded plug and meet Underwriter Laboratory Standards. Viisage is also providing a UPS with surge protection/automatic voltage control. All Viisage provide equipment operates optimally under room normal temperature extremes. Equipment supplied by Viisage will optimally operate at 75 degrees Fahrenheit within about 10% to 80% humidity range.


         The warm-up time from a cold start at the beginning of the day for the Image Workstation to be ready to completely process a driver license shall not exceed ten (10) minutes. The time to close down and secure the Image Workstation at the end of the day shall not exceed ten (10) minutes. Daylight loading and unloading of the print media, without damage to the finished product, is required. A sample DL/ID card must be produced after initial startup to verify that the printer has been properly set up. It also must be capable of printing a sample DL/ID card upon request.

Viisage Technology meets this requirement. The warm-up time from a cold start at the beginning of the day for the Image Workstation to be ready to completely process a driver license will be five (5) minutes, provided the network is functional and network log-on can be established successfully. The time to close down and secure the Image Workstation at the end of the day will be five (5) minutes. The printer consumables can

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be loaded and unloaded during daylight without damage to the finished product. A sample DL/ID card will be produced after initial start-up to verify that the printer has been properly set up. The printer will be able to produce a sample DL/ID card upon request.


         The Bidder must provide an adequate amount of Image Workstations to meet the peak number of DL/ID cards issued per hour at each Facility, as described in Attachment A.

Viisage Technology meets this requirement. Viisage will provide the following
-----------------------------------------
number of Image workstations to meet the volume requirements. Viisage has estimated these workstations based on a 40 cards/hour per printer production volume. While analyzing the Illinois office peak rates Viisage found that in some instances the peak hourly rate is high, yet the peak daily rate is low. While in other instances the peak daily rate is high and peak hourly rate is low. Viisage has tried to account for both peak hourly and peak daily rates while keeping the cost low. Viisage has also assumed a 7 to 8 hour work day. (Please refer to Sect 1.15-B-I. I for the Facilities/Workstations/Printers requirements list.)

Per RFP there will six (6) mobile systems provided to serve the sites identified as (pound) "Mobile" in the table above. This includes one (1) spare mobile system. Each mobile site has a workstation and one printer. Nine (9) backup workstations and nineteen (19) backup printers will be provided (two printers per workstation and one printer for the mobile backup system).

Two special workstations with one printer each will be provided to meet the requirement for make special cards. One Quality Assurance PC will be provided. Lastly, two Retrieval Stations (without image capture and card printer) will be provided. Each retrieval system will have one black and white and one color printer.


         Nine (9) Image Workstation will be used by ISOS as back-up system & The Back-up Image Workstations will be located at five (5) of ISOS's ten
         (10) regional facilities and three (3) of five (5) Metro Zones (see Attachment A), plus one (1) will be for the Mobile Unit & These Image Workstations must be functionally identical to the permanently installed Image Workstations except they must be capable of being readily transported by ISOS personnel from one facility to another. For each Image Workstation, there will be two (2) printers except for the Mobile Unit spare which will have one (1), for a total of 19 back-up printers. If this is found to be insufficient to keep all of ISOS facilities fully functional, the Contractor must supply additional backup units at no additional cost to ISOS. The training sites will use on~ or more of the backup Image Workstations on an as-needed basis for training purposes.

Viisage Technology meets this requirement. Viisage will provide nine (9) Image
-----------------------------------------
Workstation to ISOS for use as back-up systems. Viisage understands that the Back-up Image Workstations will be located at five (5) of ISOS's ten (10) regional facilities and

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three (3) of five (5) Metro Zones (see per RFP Attachment A)1 plus one (1)
backup will be for the Mobile Units. The back-up Image Workstations will be functionally identical to the permanently installed Image Workstations except they will be capable of being readily transported by ISOS personnel from one facility to another. For each back-up Image workstation1 there will be two (2) printers except for the Mobile Unit spare which will have one (1), for a total of 19 back-up printers. If this is found to be insufficient to keep all of ISOS facilities fully functional1 Viisage will have at least five (5) additional backup units at its maintenance provider with no additional cost to ISOS. Viisage also understands that the training sites will use one or more of the backup Image workstations to ISOS on an as-needed basis for training purposes.


         Two additional Image Workstations will provided for special purpose functions. The first will be used by at ISOS Administrative Offices to issue special DL/ID cards, issue No Photo or No Photo and No Signature DL/ID cards and to issue a DL/ID card using previously stored image & A laptop PC with a digital camera that can verify image quality at time of capture and a signature pad must be supplied. The second Image Workstation will be used by the development staff for the testing of new DL/ID formats, Facility Server to Image Workstation communications and any other tests deemed necessary by ISOS. The second Image Workstation may be provided without a printer and camera unit if provisions are made to stimulate these functions such as retrieval of images from disk.

Viisage Technology meets this requirement. Viisage will provide two additional
-----------------------------------------
Image Workstations will for special purpose functions. Viisage understands that the first will be used by at ISOS Administrative Offices to issue special DL/ID cards1 issue No Photo or No Photo and No Signature DL/ID cards and to issue a DL/ID card using previously stored images. A laptop PC with a digital camera that can verify image quality at time of capture and a signature pad will be supplied. This laptop system will have the same image capture application that is supplied to other image capture workstations. If the State desires Viisage will quote the Quality Advisor product that can be used to do analysis on the quality of portrait images captured.

Viisage understands that the second Image workstation will be used by the development staff for the testing of new DL/ID formats, Facility Server to Image Workstation communications and any other tests deemed necessary by ISOS. The second Image Workstation will be provided without a card printer and Sensor Mast. The above defined functions can be simulated by illustrating the card layout on the screen or printing it to the laser printer. Image retrieval can be done from the image server (if system is on the network) or read from a disk.


         The images stored on the Image Workstation replaced by the Back-up Image Workstation must be saved onto the Back-up image Workstation. The Bidder must explain in their proposal how this will be accomplished.

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Viisage Technology meets this requirement. Viisage will provide each workstation
-----------------------------------------
with two (2) hard drives which will have mirrored data. Once the need to replace the Image Workstation arises, the second hard drive from the Workstation will be removed and inserted in the back-up workstation. Data from the hard drive will be read which will bring the back-up workstation to operating condition for issuing cards. The faulty workstation will be sent for repair and when fixed will become a back-up system.


         The Contractor must provide for automatic downloading, if necessary, the latest version of Image Workstation software to the Image Workstations from the Facility Server, when they log-on to the Facility Server. This will allow for fast updates of software fixes and for the fast update of the DL/ID card formats.

Viisage Technology meets this requirement. When a new version of DDL Workstation
-----------------------------------------
software is released it will be placed on the Central Image Server. The CIS during the nightly mining process (batch upload of images) will send a message to the Workstation that a new version of software is available. The new version will then be automatically downloaded to the workstation/server. When the operator logs on the next day the operator will receive a message that a new version of software is available. The operator will then need to shut down the application and reboot the system or some other simple instruction will follow so that specific files or executables/DLL's can automatically be changed.


         Cases must be provided for carrying the equipment used for the Mobile Units and Back-up Workstations. It is desirable that no single case, with Image Workstation components, weigh more than Seventy-five (75) pounds. The Bidder must mention in their response the total number of cases required per Image Workstation and the weight of each case, including hardware.

Viisaqe Technology meets this requirement. Viisage will provide cases for
-----------------------------------------
carrying the equipment used for the Mobile Units and Back-up Workstations. The following table lists the cases provided and their approximate size and weight. No unit is over 75 pounds.

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    ---------------------------------------------------------------
                                          35 lbs with equipment
     Carrying Case for Sensor             6 lbs without equipment
     Mast/Computer                        36"h x 9"w x 29"d
    ---------------------------------------------------------------
                                          44 lbs with equipment
     Carrying Case for Monitor            12 lbs without equipment
                                          21"h x 21"w x 22"d
    ---------------------------------------------------------------
                                          Printer:
     Carrying Case for each printer       75 lbs with equipment
     component                            5 lbs without equipment
                                          24"h x 30"w x 15"d
                                          Fabrication Unit:
                                          50 lbs with equipment
                                          5 lbs without equipment
                                          14"h x 18"w x 15"d

     --------------------------------------------------------------
                                          35 lbs with equipment
      Carrying Case for UPS, Cables       6 lbs without equipment
      Keyboard                            12"h x 22"w x 18"d
     --------------------------------------------------------------

         A minimum twenty (20) one-dimensional bar code readers and a minimum twenty (20) two-dimensional bar code readers and applicable software that must be capable of attaching to an existing ISOS PC using a serial or parallel port and running MS Windows 3.1 must be provided. The twenty (20) one-dimensional bar code readers may be deleted if the two-dimensional bar code readers are capable of reading the one-dimensional bar codes. These bar code readers will be used by ISOS for quality assurance and fraud investigations.

Viisage Technology meets this requirement. Viisage will provide twenty (20)
-----------------------------------------
one-dimensional bar code readers and twenty (20) two-dimensional bar code readers and applicable software that will be capable of attaching to an existing ISOS PC using a serial or parallel port and running MS windows 3.1. The software will read the bar code and display the output on the PC monitor. Viisage has assumed that ISOS does not require any custom Windows 3.11 software from Viisage. Viisage understands that these bar code readers will be used by ISOS for quality assurance and fraud investigations.


     1.15-B.1.c Image Workstations For Mobile Sites

         The Image Workstations to be used by the Mobile Units shall offer maximum portability and shall function the same as those used by the permanent facilities. All connectivity to the Facility Server and other features described for the permanent sites apply to these mobile units. The mobile units will be a small facility on wheels. Assembly and disassembly of the equipment should

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         be kept to a minimum to avoid damaging the equipment and cables. The
         Contractor will be responsible for replacement cables that are damaged or worn under normal use, which includes any and all assembly and disassembly done by the Mobile Unit.

Viisaqe Technology meets this requirement. The image Workstations to be used by
-----------------------------------------
the Mobile Units offer maximum portability and will function the same as those used by the permanent facilities. The Mobile System Sensor Mast will have an integrated PC in it and thus encompasses the Image Capture System in one unit making it highly desirable for portable operation. Viisage will provide all connectivity to the Facility Server and other features described for the permanent sites as they apply to the mobile units. Viisage understands that the mobile units will be a small facility on wheels. Assembly and disassembly of the equipment will be kept to a minimum to avoid damaging the equipment and cables. Viisage will be responsible for replacement cables that are damaged or worn under normal use, which includes any and all assembly and disassembly done by the Mobile Unit. Viisage expects that ISOS personnel operating the Mobile units will due care of the equipment.


     1.15-B.1.d Terminal Emulation Mode

         Each Image Workstation should be capable of executing a terminal emulation program of ISOS' choosing. The terminal emulation program currently in use is called GLINK and is compatible with MS Windows 3.11 and DOS 5.0.

Viisage Technology meets this requirement. Viisage will provide each Image
-----------------------------------------
Workstation should be capable of executing a terminal emulation program of ISOS' choosing. Windows NT comes with Telnet capability that can be used for terminal emulation and Viisage would propose this for ISOS's consideration. Viisage understands that the terminal emulation program currently in use by ISOS is called GLINK and is compatible with MS Windows 3.11 and DOS 5.0.


         Each Image Workstation must be capable of running telnet, a utility to the Facility Server, and executing the Facility Server's Application software. The Image Workstation may be required to be used as both an applications terminal and an Image Workstation within the smaller facilities.

Viisage Technology meets this requirement. Each Image Workstation will be
-----------------------------------------
capable of running telnet1 a utility to the Facility Server, and executing the Facility Server's Application software. Viisage has assumed that, if required, the Facility Server application can run under Windows NT. Viisage's Image Workstation may be used as both an applications terminal using terminal emulation and an Image Workstation within the smaller facilities.

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              The Image Workstation must be programmed so the Operator can hot key between terminal emulation and the Contractor's DL/ID card issuance program.

Viisage's The Image Workstation will be programmed so the Operator can hot key between terminal emulation and the DL/ID card issuance program.


          1 .1 5-B.1.e Interaction With Facility Server And 1505 Host Computer

              The Image Workstation provided by the Contractor shall be compatible and interface with the ISOS existing facility computer and ISOS communication Network system described in Attachment B. This interface will be through a LAN connection using TCP/IP.

Viisage Technology meets this requirement. The Image Workstation provide by
-----------------------------------------
Viisage will be compatible and interface with the ISOS existing facility computer and ISOS communication Network system described in Attachment B of RFP. Viisage will support this interface through a LAN connection using TCP/IP.


              The Bidder will be responsible for all software required to retrieve the text data from the Facility Server; and posting the images to the Central Image Server through the Facility Server.

Viisage will be responsible for all software required to retrieve the text data from the Facility Server, and posting the images to the Central Image Server through the Facility Server. Viisage has assumed that ISOS will provide the necessary support and personnel to accomplish this task. As part of the System Functional Specification the workstation and Facility Server interface will be defined.


              An option exists to mount a portion of the Facility Server's disk to the Image Workstation to facilitate transferring of images and text data. This option is used for DOS based, including MS Windows 3.11, applications. It is not known if this option is available for other operating systems. The bidder; in their proposal, will describe how this option would function if it is to be used.

Viisage Technology meets this requirement. Viisage understands that an option
-----------------------------------------
exists to mount a portion of the Facility Server's disk to the Image Workstation to facilitate transferring of images and text data. This option is used for DOS based, including MS Windows 3.11, applications. Viisage will work with the State to see if this will work for the Windows NT system. The Workstation and Facility Server will have a drive mapped. A directory structure will be defined on the drive which may include a directory for text data and another for image data. The Image Workstation application can poll the text data directory to see if there is any data to be processed. It may read the customer data and list them in the Select Customer Screen. Conversely, once image data is captured it will be written to the directory for image data (there may be an inbound and outbound

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directories; the inbound directory for data to be sent to the image server and the outbound for data received from the image server).

              Once the applicant has been approved to have a DL/ID card issued, the Facility Server will send to the Image Workstation the applicant's record necessary to produce a DL/ID card. In order to efficiently operate two or more Image Workstations located at one facility, the Contractor must provide Facility Server and Image Workstation software to make sure the queuing for the Facility is available to both (all) Image Workstations. The Bidder must explain, in their proposal, their solution to accomplish this task.

Viisage Technology meets this requirement. Once the applicant has been approved
-----------------------------------------
to have a DL/ID card issued1 the Facility Server will send to the Image Workstation the applicant's record necessary to produce a DL/ID card.

In order to efficiently operate two or more Image Workstations located at one facility3 the Facility Server can send data to the two workstations separately
 .or \11isage can setup the Image Workstation software in such a manner that one is a master and the other is a slave(s). All data is received by the master and it is then responsible for queuing the data for both (all) Image Workstations. Each workstation is capable of being configured as a master or slave3 hence if the master malfunctions then the other (slave) workstation can be configured easily to become the master.


              The Image Workstation, once it has received the DL/ID record, must place the record in a queue menu so that the first applicant processed through the ISOS terminal will be the first applicant to have their DL/ID card produced. If the first person in the queue is not available for processing, the Operator must have the ability to choose another person from the queue menu.

Viisage Technology meets this requirement. The Image Workstation, once it has
-----------------------------------------
received the DL/ID record, will place the record in a queue menu so that the first applicant processed through the ISOS terminal will be the first applicant to have their DL/ID card produced. If the first person in the queue is not available for processing, the Operator has the ability to choose another person from the queue menu. Please see figure below.

                             [GRAPHIC APPEARS HERE]

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              The applicant's picture image, signature image, DL/ID number;
              Social Security number and Examiner and Image Workstation Operator Ids (collectively called the Image File) is the only information to be saved to the Central Image System and they must not be compressed. No DL/ID card, except for a Special ID card, is to be produced without the Image File being saved onto both the Image Workstation's hard drive and the Facility Server hard drive. If one of the hard drives is inoperative, the Image File shall be saved on the remaining hard drive until such time the failed hardware is repaired. The Image File will be uploaded to the Central Image System online/real-time in such a manner as not to overly burden the overall system. The Image Workstation must be capable of both batch mode and on-line/real-time uploading.

Viisage Technology meets this requirement. The applicant's picture image,
-----------------------------------------
signature image, DL/ID number, Social Security number and Examiner and Image Workstation Operator Ids (collectively called the Image File) will be the only information to be saved to the Central Image System. The applicants' portrait and signature image data will be stored as compressed. The DL/ID number and other search indices defined by ISOS will not be compressed. Compressed data will follow MMVA guidelines.

No DL/ID card, except for a Special ID card, will be produced without the Image File being saved onto both the Image Workstation's hard drive and the Facility Server hard drive. Viisage is providing the Image workstation with two (2) mirrored hard drives to ensure that if one of the hard drives is inoperative, the Image File will be saved on the remaining hard drive until such time the failed hardware is repaired. The Image File will be uploaded to the Central Image System on-line/real-time in such a manner as not to overly burden the overall system. The system will be configurable such that batch and real-time modes can be supported for image uploading. This configuration will be setup during system installation and can be changes as the office requirements dictate. Viisage's system will support both on-line/real-time and batch processing. If the State requires all Image workstations to upload images in real-time additional Oracle user licenses may be required.


              During the end of day shut-down procedure the Image Workstation must provide an audible and visual indication that images have not been uploaded to the Facility Server and a warning not to turn off the Image Workstation. Once the Operator at the facility acknowledges this indication, the Image Workstation must be automatically placed in a stand-by mode which will allow the Image Workstation to transfer images after hour& All Image Workstations must have the capability of having the Image Files, not already uploaded to the Central Image System, loaded onto 3 1/2" diskette(s) and transported to the Central Image System by ISOS for uploading. This process will be used for unforeseen emergency situations. The 3-1/2" diskettes for all these procedures will be provided by ISOS.

Viisage Technology meets this requirement. During the end of day shut-down
-----------------------------------------
procedure the Image Workstation will provide an audible and visual indication that

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images have not been uploaded to the Facility Server and a warning not to turn off the Image Workstation. The workstation PC stays on at all times to ensure batch processing and file/data maintenance functions that are automatically initiated by the workstation or upon receipt of messages during off hours.

If the images have not been uploaded and the workstation application has alerted the operator and the operator at the facility acknowledges this indication, the Image Workstation is automatically placed in a stand-by mode which allows the Image Workstation to transfer images after hours. All Image Workstations will have the capability of having the Image Files, not already uploaded to the Central Image System, loaded onto 3 112" diskette(s) and transported to the Central Image System by ISOS for uploading. Visage understands that this process will be used for unforeseen emergency situations. Per RFP the 3-1/2" diskettes for all these procedures will be provided by ISOS.

              The Image File must be stored on the Image Workstation's hard drive and the Facility Server, transmitted, and stored on the Central Image system in compressed format. The DL/ID number and Social Security number will not be compressed. The Central Image System must store the digital image documents in JPEG format using AAMVA Best Practices Imaging Standard For Photographs And Signatures (see Attachment E). At a minimum the picture image must be 242 pixels per line by 405 pixels per line. Follow Figure 7 of the AAMVA standards which defines the recommended practices for color photos by shading in the options which are recommended best practices for color photos by shading in the options which are recommended for DMV licensing applications. Follow Figure 8 of the AAMVA standards which defines the recommended best practices for signatures by shading in the options which are recommended for DMV licensing applications. All Image Files will be the property of the State and 1505 will be the custodian. The Bidder shall mention in their technical response3 the maximum number of bytes their Image File will take on the Central Image System

Viisage Technology meets this requirement. After capturing the image data the
-----------------------------------------
workstation application software automatically JPEG compresses the image. The Image data will be stored on the Image Workstation's hard drive and the Facility Server, transmitted, and stored on the Central Image system in compressed format. The DL/lD number and Social Security number will not be compressed.

The Central Image System stores the digital image documents in JPEG format using AAMVA Best Practices Imaging Standard For Photographs And Signatures (per RFP Attachment E). The number of pixels are:

          Specified by ISOS:                   242x405 = 98,010
          Viisage's system                   300 x 375 = 112,500

Hence the Viisage proposed system exceeds the minimum 1505 requirement and also provides a good aspect ratio.


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Viisage will follow Figure 7 of the AAMVA standards which defines the recommended practices for color photos by shading in the options which are recommended best practices for color photos by shading in the options which are recommended for DMV licensing applications and will follow Figure 8 of the AAMVA standards which defines the recommended best practices for signatures by shading in the options which are recommended for DMV licensing applications. Viisage agrees that all Image Files will be the property of the State and 1505 will be the custodian.

A 24 bit 300 DPI color portrait image 1.25 inches wide by 1.50 inches tall compressed at a ratio of 40:1 requires 12,656 bytes of storage. The stored image will have a pixel composition of 300 pixels wide by 360 long. An 8 bit gray scale signature image 2.5 inches wide by 0.5 inches tall compressed at a ratio of 90:1 requires 13250 bytes of storage.

Image file size is:

      153000 16,000 bytes maximum image size: 123656 bytes portrait + 13250 bytes signature and 13000+ bytes indexes and overhead.

              The Image Workstation shall not print a normal DL/ID card without the record from the Facility Server.

Viisaqe Technology meets this requirement. The workstation application is
-----------------------------------------
designed such that data entry cannot be performed. All data to produce DL/ID cards is received from the mainframe. Hence the Image workstation will not print a normal DL/ID card without the record from the Facility Server.


              The Contractor must provide for the Image Workstation when logging-on to the Facility Server, to automatically query and download, if necessary, the latest version of Image Workstation software. This will allow for fast updates of software fixes and for the fast update of DL/ID card formats.

Viisaqe Technology meets this requirement. Viisage will provide the Image
-----------------------------------------
Workstation the ability when logging-on to the Facility Server, to automatically query and download, if necessary, the latest version of Image Workstation software. This will allow for fast updates of software fixes and for the fast update of DL/ID card formats.

When a new version of DDL Workstation software is released it will be placed on the Central Image Server. The CIS during the nightly mining process (batch upload of images) will send a message to the Workstation that a new version of software is available. The new version will then be automatically downloaded to the workstation. When the operator logs on the next day the operator will receive a message that a new version of software is available. The operator will then need to shut down the application and reboot the system or some other simple instruction will follow so that specific files or executables/DLL's can automatically be changed.

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              The Image Workstation must keep track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Image Workstation's shutdown procedure, this information must be stored on the Image Workstation and uploaded to the Central Image System through the Facility Server. The Central Image System software must allow 1505 to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type by each Image Workstation, for daily, weekly, monthly and yearly period. The final form of these reports will be approved by 1505. The Image Workstation must also print, via one of the Facility Server's printer or other Contractor provided printer; the daily record of DL/ID cards printed and issued.

Viisaqe Technology meets this requirement. The Image Workstation will keep track
-----------------------------------------
of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Image Workstation's shutdown procedure, this information will be stored on the Image Workstation and uploaded to the Central Image System through the Facility Server. The Central Image System software will allow ISOS to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type by each Image Workstation, for daily, weekly, monthly and yearly period. Viisage will work with ISOS 50 that the final form of these reports can be designed and approved by ISOS. The Image Workstation will also be able to print, via one of the Facility Server's printer the daily record of DL/ID cards printed and issued.

At the end of the work day, the operator will take the following steps:

         1. Select Exit This displays the following message: "Do you wish to run end-of-day reports?"

         2. Select Yes or No. No - logs operator off immediately. Yes - starts the end of day procedure to:

Generate and store statistical reports for the central server, including number of images captured, number of temporary cards successfully printed, number of cards reprinted, number of cards failed, etc. The following figures illustrate these screens.


                            [GRAPHIC APPEARS HERE]

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              These reports will be used by 1505 for reconciling fees received versus DL/ID cards produced, and advising the Contractor of the total number of DL/ID cards issued.

Viisage understands and agrees that these reports will be used by 1505 for reconciling fees received versus DL/ID cards produced, and advising Viisage of the total number of DL/ID cards issued.


          1.15-B.1.f Special Handling of Duplicate DL/ID Cards

              When an applicant requests a duplicate or corrected DL/ID card, except for the special circumstances listed below, they will not be allowed to have their picture and signature recaptured. Instead the Image Workstation must use the picture and signature images already on file to produce the duplicate or corrected DL/ID card. The facility Server's Application Software will need to retrieve The image from the Central Image Server and store the image on the Facility Server. The image Workstation will need to retrieve the image from the facility Server to process the applicant.

Viisage Technology meets this requirement. When an applicant requests a
-----------------------------------------
duplicate or corrected DL/ID card, except for the special circumstances discussed below, they will not be allowed to have their picture and signature recaptured. Instead the Image workstation will use the picture and signature images already on file to produce the duplicate or corrected DL/ID card. The Application Software will retrieve the image from the Central Image Server and store the image on the Facility Server. The image workstation will retrieve the image from the facility Server to process the applicant.

When the Customer's record from the mainframe system indicates that the license transaction is for a duplicate license, the workstation application will give the operator the option to Retrieve image data rather than Capture the image data.

When the operator selects Retrieve or View, the application will move from the display demographic data screen to a retrieved data screen. Simultaneously the workstation will send a retrieve latest image command to the image server based on the DL/ID number associated with the Customer. When the latest image data is returned to the workstation, it will be displayed just as if the data had been captured live. The operator will accept the signature image, accept the portrait image and the Customer license document will be queued to the temporary document printer as a duplicate document and a production request created for making the card in the central site.

If the image server returns a "cannot find image" reply, a dialog box will come up indicating to the workstation operator that there is no image stored on the image server for the particular DL/ID number entered. At this point the operator will have the option to clear the dialog box and proceed to capture images for the Customer as if this was a new license document. After the images are properly captured and sent to the image server, the duplicate license document will be printed as a duplicate document even though the image data was freshly captured.

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For cases where the image data was returned by the image server but the operator decides that the Customer image data should be recaptured, the operator indicates recapture is required by selecting Recapture when the retrieved image data is displayed on the screen. In this situation the workstation application will bring up an override signature box requiring a supervisor to enter their operator number and password before the transaction can continue.

Should the operator decide that a recapture of the images is not really required1 the recapture transaction can be canceled and the duplicate document printed with the retrieved images per normal policy.

                             [GRAPHIC APPEARS HERE]

              Both the "Duplicate" and "Image On File" fields of the driver's record must contain data in order to invoke this case of duplicate DL/ID card issuance. This will allow applicants who are requesting a duplicate, but who have never had the picture captured digitally, to have their picture and signature captured for the first time.

Viisaqe Technology meets this requirement. Both the "Duplicate" and "Image On
-----------------------------------------
File" fields of the driver's record will contain data in order to invoke the case of duplicate DL/ID card issuance. This will allow applicants who are requesting a duplicate, but who have never had their picture captured digitally, to have their picture and signature captured for the first time.


              The Image Workstation Operator may determine that an applicant requesting a duplicate or corrected DL/ID, who has previously had their picture and signature images captured digitally, have their images recaptured. In order to process this type of duplicate issuance, the Image Workstation must allow the facility supervisor to enter his or her ID to override the normal duplicate DL/ID card procedure.

Viisage Technology meets this requirement. The Image Workstation Operator will
-----------------------------------------
be able to determine that an applicant requesting a duplicate or corrected DL/ID, who has previously had their picture and signature images captured digitally, have their images recaptured. In order to process this type of duplicate issuance, the Image Workstation

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will require the facility supervisor to enter his or her ID to override the normal duplicate DL/ID card procedure.


          1.15-B.1.g Reprints

              Occasionally an applicant's DL/ID card must be reprocessed because an error was made on the original issuance during the printing process. When this occurs a reprint is entered into the PC application screen. The word "reprint" appears on the application screen. When a reprint is required, the Image Workstation must process the new DL/ID card using the applicant's picture and signature images already captured.

Viisage Technology meets this requirement. When an applicant's DL/ID card must
-----------------------------------------
be reprocessed because an error was made on the original issuance during the printing process Viisage understands that a reprint is entered into the ISOS PC application screen and the word "reprint" appears on the application screen. When a reprint is required, the Image Workstation will process the new DL/ID card using the applicant's picture and signature images already captured. If the image data has not yet been purged from the DDL Image Workstation (in cases when error was discovered in time) the Image Workstation will have a copy of the image data on its hard drive and will be prompt the Operator if the available images are to be used. If the image data has been uploaded to the image server and archived to backup media (which results in a purge message been sent by CIS to the Image Workstation) the processing will be similar to duplicate card where the images will be retrieved from the Central Image Server for printing the card.

              Similar to the processing of a duplicate, the Image Workstation must give the facility supervisor the capability of overriding the normal reprint process and allow capture of a new picture and signature image of the applicant The Contractor will be paid the per DL/ID card issued price for reprints.

Viisage Technology meets this requirement. Similar to the processing of a
-----------------------------------------
duplicate, the Image Workstation will give the facility supervisor the capability of overriding the normal reprint process and allow capture of a new picture and signature image of the applicant. Viisage will be paid the per DL/ID card issued price for reprints.


          1.15-B.1.h Image Workstation Security

              The Image Workstation will be connected to the Facility Server, which will require that the Image Workstation's software have a Facility Server log-on procedure. The Image Workstation must also have its own log-on procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu for the Office supervisor to add, change, or delete Operator access codes or Ids must be provided by the Contractor In addition, the Image Workstation shall not be operable without the use of

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              pre-assigned access codes and Operator Ids, which must be entered by the Image Workstation Operator for each transaction.

Viisage Technology meets this requirement. The Image Workstation must be
-----------------------------------------
connected to the Facility Server before processing any DL/ID cards. Therefore, the Image Workstation's software will have a Facility Server log-on procedure. The Image Workstation will also have its own log-on procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu for the Office supervisor to add, change, or delete Operator access codes or Ids is provided in the Viisage Application as shown on the following screens.

                             [GRAPHIC APPEARS HERE]

The Image Workstation will not be operable without the use of pre-assigned access codes and Operator Ids, which must be entered by the Image Workstation Operator for each transaction (print card, as shown below. This data is kept for audit/tracking purposes). After writing the captured image to the local hard drive, the licensing application will format the demographic and image data for printing on the appropriate card printer configured in the System Function application. Before sending the data to the printer the operator will be asked to enter his/her ID and password. This ID along with the examiner information will be associated with the card produced and reported in the end of day report issued from the central image server.

                             [GRAPHIC APPEARS HERE]

              The Image Workstation must be connected to and communicating with the Facility Server before processing any DL/ID card.

Viisaqe Technology meets this requirement. The Image Workstation must be
-----------------------------------------
connected to and communicating with the Facility Server before processing any DL/lD card. No DL/ID cards are issued without having received the data from the Facility Server. If the State requires it Viisage can setup the application to continue to capture the image data if the network connection to Facility is not functional Once the network is operational

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and the customer demographic data is received from the Facility Server, the image data captured earlier (before the network/Facility Server went down) can be used to issue cards.


              The Image Workstation must not allow the Operator access to the operating system, utility software or any other software that might allow the Image Workstation to be used for purposes other than outlined here. The program shell should allow access to the Image Workstation software, the Facility Application software, Cliq, and a terminal emulator. Any attempt to leave the approved software to access unauthorized system software should be prohibited. 1505 is willing to have its custom program shell modified to include the necessary vendor software upon request.

Viisaqe Technology meets this requirement. The Image workstation will not allow
------------------------------------------
the Operator access to the operating system, utility software or any other software that might allow the Image Workstation to be used for purposes other than outlined here. The program shell will only allow access to the Image workstation software, the Facility Application software, Cliq, and a terminal emulator. Any attempt to leave the approved software to access unauthorized system software will be prohibited. Viisage understands that ISOS is willing to have its custom program shell modified to include the necessary Viisage software upon request. Viisage's application is displayed on the entire screen and the system can be setup to allow access to user defined functions only.
Viisage will work with ISOS personnel to define these details in the system functional specifications.


              The Facility Server may also be used to download all or part of the Image Workstation software as a added security measure.

Viisaqe Technology meets this requirement. The Facility Server may also be used
-----------------------------------------
to download all or part of the Image workstation software as a added security measure. However, Viisage has developed and delivered Digitized Driver's License applications to other States and is confident that with the security measures provided by the application along with the Windows NT operating system, it will be best to run the application from the Image Workstation.


              To minimize clutter prevent damage and prevent easy removal, only the Image Workstation components necessary for capturing the applicant's signature and picture images will be located on the counter or desk.

Viisage Technology meets this requirement. To minimize clutter, prevent damage
-----------------------------------------
and prevent easy removal, only the Image Workstation components necessary for capturing the applicant's signature and picture images are located on the counter or desk top. Viisage's patent pending Sensor Mast houses the PC, the portrait and signature image capture cameras and the light. All cabling is enclosed through the Sensor Mast and through the mounting surface thus besides the keyboard, mouse and monitor cables

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there are no cables to be seen on the desk top.


              The camera must be mounted in such a manner as to prevent someone from easily removing it from its mounting. The camera mounting must be attached to the counter or desk, or configured in such a way as to prevent its easy removal. However, the camera, or an essential component of it that is required for it to operate, must be able to be detached to be stored in a secure location.

Viisaqe Technology meets this requirement. The Sensor Mast assembly contains the
-----------------------------------------
an optical bench assembly designed to accomplish the generic image capture functions specifically required by the Illinois RFP. The optical bench assembly provides a secure mounting assembly for the 24 bit color CCD camera, the motor driven camera tilt assembly, and the signature imaging camera. In addition to providing convenient mounting, the sensor mast provides security in that the expensive interface pieces are completely enclosed inside the Sensor Mast assembly. Securely attached to the office work surface with tamper resisting mounting two (2) hidden 1/4" 20 bolts, the camera assemblies are not even readily visible to Customers. Consequently, it is not necessary to remove/unbolt the camera out of the secure housing and store it. This security feature is inherent to Viisage's Sensor Mast design.

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1.15-B.2 CENTRAL IMAGE SYSTEM

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 7.00 of the RFP.

    1.15-B.2.a General Considerations

               The Contractor shall provide a general description, its purpose and location for each software component in the proposed system. This includes, but shall not be limited to, the operating system, all application software, custom written software, interface software, Graphical User Interface and off-the-shelf software as appropriate. This section shall also list the programming language in which each software component is written and a description of the level of experience necessary to support, maintain, update, and modify the software.

Viisage Technology meets this requirement. Viisage has provided general
-----------------------------------------
description of the Central Image System in section B. 1.5 of this proposal. The system will be built on an Intel Quad Processor operating under Windows NT operating system. The database management system proposed by Viisage is Oracle which is a leading industry database system. Viisage will use industry standard SQL and MS Visual C++ to program the database, user interface, etc. Viisage plans to use sockets messaging for communicating with the workstation and industry standard ODBC for reading and writing data. Viisage development strategy is to use object oriented programming with as much off-the-shelf content as possible to provide a well tested low risk solution that can be supported over the life of the contract. Viisage also develops extensive documentation for the system using state-of-art tools.

As stated above the system is built using industry standard products, tools and methods consequently the staff required to support and maintain the system need to be knowledgeable and experienced in Microsoft Foundation Classes (MFC), Visual C++, SQL, Oracle and Windows NT. Viisage's developers have a minimum of 3 to 5 years experience in most of the products used and expects the same level of people required to modify the system. A database administrator with 6 - 10 years experience in relational database management system will easily pick up the system management. Viisage will provide training, per FRP requirement, for the central image system.


              The Host Computer is an IBM 9672-R42 running MVS version 5, DB2 version 4, and CICS version 5 using 3745 Front end Processors.

Viisage Technology understands that the Host Computer is an IBM 9672-R42 running MVS version 5, DB2 version 4, and CICS version 5 using 3745 Front end Processors.


              ISOS may choose to independently acquire the Host DA SD, Tape Units, Processor and Memory capacity necessary to use the IBM Host system as the Central Image System. If this route is chosen, ISOS may employ IBM's

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              ImagePlus software or similar software to facilitate the use of the Host for this application.

Viisage understands that ISOS may choose to independently acquire the Host DASD, Tape Units1 Processor and Memory capacity necessary to use the IBM Host system as the Central Image System. If this route is chosen, ISOS may employ IBM's ImagePlus software or similar software to facilitate the use of the Host for this application. However, Viisage is proposing an image server solution based upon its extensive experience in providing these systems to the States of Arizona, Ohio, Massachusetts, New Mexico, New York, North Carolina and other projects completed successfully.


              The following requirements apply to either an expansion of the existing ISOS Host Computer with the addition of DASD, Tape Units, Processing and Memory capacity and appropriate software, or to an independent platform fully connected to the mainframe. The ISOS prefers the data be stored on DASD on the mainframe system using DB2 as this provides known connectivity to all existing users of ISOS data. Any optional support software must be proposed and specified. Access to the images must be by a remote PC using a version of Microsoft's Windows, host (IBM) application programs written in COBOL, and the facility application system as well as the Image Workstation.

Viisage understands that the some of the RFP requirements apply to either an expansion of the existing ISOS Host Computer with the addition of DASD, Tape Units, Processing and Memory capacity and appropriate software, or to an independent platform fully connected to the mainframe. VIsage is proposing an independent platform, as it has successfully implemented in other States, that integrates and seamlessly operates in the State network and environment providing connectivity to users. Viisage is also proposing a RAID 7 system which has over 50+ years meantime between failure. Development and support software is specified above. Viisage will work with the ISOS to enable access to the images by a remote PC using a version of Microsoft's Windows, host (IBM) application programs written in COBOL, and the facility application system as well as the Image workstation. Viisage does not have Illinois specific mainframe experience and has assumed that ISOS/State will provide the necessary resources, programmers, code to help Viisage develop an image retrieval system which can work with the mainframe environment.


              Current projections are that there is a need to store 4 million images the first year, and an additional 3 million images in each of the next three years. The necessary hardware for the Central Image System may be implemented in a staggered plan to level the cost over several fiscal years.

Viisage Technology meets this requirement. Viisage proposes to provide the ISOS
-----------------------------------------
with 270 Gigabytes of RAID 7 magnetic disk storage to store 13,500,000 Customer records. The RAID will have the capability to be expanded to include storage of additional data once the State decides to exercise other options. Viisage understands that the current

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projections are that there is a need to store 4 million images the first year, and an additional 3 million images in each of the next three years. Viisage will provide the necessary hardware for the Central Image System so that it may be implemented in a staggered plan to level the cost over several fiscal years.

The RAID storage system will provide for the direct online storage of images as they are captured from each workstation. The RAID 7 system has a theoretical mean time between failures rate at 50+ years. Unless there is physical damage done to the building in which this storage array is housed, or the RAID system is not properly maintained, this storage array is not expected to be inoperative during any time over the life of this contract.


              If a separate Server Platform is preferred by the Bidder, and explanation and justification for this choice must be submitted with the proposal

Viisage is proposing an industry standard solution which provides an open architecture that the State can support and maintain with or without Viisage. This. architecture is based on an Intel Quad Processor operating under Windows NT operating system. The database management system proposed by Viisage is Oracle which is a leading industry database system. Viisage will use industry standard SQL and MS Visual C++ to program the database, user interface, etc. Viisage plans to use sockets messaging for communicating with the workstation and industry standard ODBC for reading and writing data. Viisage development strategy is to use object oriented programming with as much of-the-shelf content as possible to provide a well tested low risk solution that can be supported over the life of the contract. Viisage also develops extensive documentation for the system using state-of-art tools. The system being built uses industry standard products, tools and methods consequently the staff required to support and maintain the system need to be knowledgeable and experienced in Microsoft Foundation Classes (MFC), Visual C++, SQL, Oracle and Windows NT. These resources can be found in abundance and pose the least risk to ISOS.

Additionally, the image server solution is based upon Viisage's solid and extensive experience in providing these systems to the States of Arizona, Ohio, Massachusetts, New Mexico, New York, North Carolina and other projects completed successfully. It utilizes object oriented technology that Viisage can migrate from one customer to another thereby providing a well tested and cost effective solution to the State. The knowledge and experience that Viisage acquires from developing and delivering similar systems to customers is transferred to new customer giving them the technical and financial benefits. Viisage believes that this methodology provides a win-win strategy for Viisage and its customers.


              During early implementation phases, expect the Facility Server to retrieve and update text data from a BULL DPS9O/94. The Image database will reside on the IBM platform using a R516000 or similar platform to direct communications to the appropriate platform.


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Viisage understands that during early implementation phases the Facility Server will retrieve and update text data from a BULL DP590194 and that the Image database will reside on the IBM platform using a R516000 or similar platform to direct communications to the appropriate platform. Per RFP addendum 1 clarification provided to Viisage's question Viisage understands that the R516000 is to function as a communication switch and is to be used to direct communication to the Viisage supplied central image system.


              All Image Files shall be the sole property of ISOS as the custodian. The Contractor will provide at the end of the con tract, or sooner if the contract is terminated, the transfer of all image Files to an image database of 1505 choosing. Contractor must specify the specific and complete record format of the image database for use by ISOS for any purpose ISOS deems necessary.

Viisage Technology meets this requirement. All Image Files will be the sole
-----------------------------------------
property of ISOS as the custodian. Viisage will provide at the end of the contract, or sooner if the contract is terminated, the transfer of all image Files to an image database of ISOS choosing. Viisage will specify the specific and complete record format of the image database for use by ISOS for any purpose ISOS deems necessary. This information will be given in the Central Image Server Functional Design document that will be prepared and presented to ISOS as one of the earlier tasks after contract award.


    1.1 5-B.2.b Specifications For The Central Image System

              The Contractor shall be responsible for all Contractor-supplied hardware and software used in the implementation of the Digital Driver License System. This includes the Central Image System, Central Issuance System, the Image Workstation, communication between the Image Workstation and the Central Image System (software only), storage and retrieval of the image files stored in the Central Image System, and interface between 1505 Host computer and the Contractor's Image Workstations (software only).

Viisage Technology meets this requirement. Viisage will be responsible for all
-----------------------------------------
Viisage supplied hardware and software used in the implementation of the Digital Driver license System. This includes the Central Image System, Central Issuance System, the Image Workstation, communication between the Image workstation and the Central Image System (software only), storage and retrieval of the image files stored in the Central Image System, and interface between ISOS Host computer and Viisage's Image Workstations (software only).

              At a minimum, the Central Image System will include;

                  . A central computer capable of supporting open computing architecture;

                  . Enough DA SD, employing RAID level 1, 3, 5, 6 or equivalent technology,


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                     to protect against hard disk failure, for primary storage
                     of 13,000,000 Image Files, associated indexes, operating system, and programs;
                  . Tape backup and tape media for off-site storage of 15,000,000 Image Files.
                  . An Optical disk jukebox and disks as backup or secondary storage for these images may be proposed;
                  . All cabling and hardware necessary to connect the Central Image System to the ISOS Host Computer;
                  . Sufficient security protection to prevent unauthorized access;
                  . The Contractor shall supply an industry standard API (Application Program Interface) which is in widespread commercial use for query and retrieval to and from the Central Image System;
                  .  Operating system must be an accepted industry standard;
                  . Bidder must provide all specifications for electrical4 heat, and air conditioning requirements for connection to ISOS mainframe. Contractor will be responsible for all cost to provide connectivity to host computer;
                  . If the Central Image System requires a monitor(s), it must be located a maximum of 200 feet from the rest of the Central Image System;
                  . Central Image System shall perform automated backup and day to day operation without Operator intervention;
                  . Central Image System shall notify operations personnel visually and audibly of any failure of equipment or required mounts of optical media;
                  . Central Image System should utilize existing ISOS tape technology to perform backups and restoration of data;
                  . The Central Image System shall be capable of being significantly expanded to accommodate document imaging, storage and transmission of fingerprints, or other possible future initiatives noted in this RFP. The volume of documents to be captured electronically has not been fully established but could be estimated as three times the volume of picture and signature images;
                  . The Contractor must provide DASD and optical disk capacity and use reporting. The Bidder must state in their proposal how their reporting system will work;
                  . The Central Image System software and hardware must be installed and operational in time for testing, at least 4 months prior to the first pilot site installation.

Viisage Technology meets these requirements. Viisage will supply an image server
-------------------------------------------
solution that will include:

                  . A central computer capable of supporting open computing architecture. Viisage is proposing an image server hardware platform to be Intel and the operating system to be Windows NT. The database proposed is Oracle. The image server solution will be built using MFC, MS Visual C++ and SQL. Viisage will use state-of-the-art client/server object oriented architecture all of which supports the open computing solutions.

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                  .  Viisage is proposing a 270 GB RAID Level 7 storage for
                     primary storage of 13,000,000 Image Files3 associated indexes, operating system1 and programs. This level of RAID has a mean time between failure of over 50+ years and protects against hard disk failure.

                  . Viisage is proposing an off-site storage of 15,000,000 Image Files on an Optical disk jukebox and disks as backup or secondary storage for these images. Viisage has developed and delivered a similar storage system for the State of North Carolina3 Department of Motor Vehicles DL/ID card system. This system is functional and can be inspected by ISOS, if desired.

                  . Viisage will provide all cabling and hardware necessary to connect the Central Image System to the ISOS Host Computer.

                  . Viisage's has assumed that image server system will be located in the ISOS computer room which has access control. In addition to that, the image server is setup with Windows NT log-in security and Oracle is setup with different security access group levels depending on the user (e.g., database administrator, developer, etc.). This provides sufficient security protection to prevent unauthorized access while providing access to legitimate users. Additionally, a log of users is also kept for audit/tracking purposes.

                  . Viisage will supply a SQL based system. SQL is an industry standard interface which is in widespread commercial use for query and retrieval to and from the Central Image System.

                  . Viisage is proposing the image server to be built on Windows NT operating system which is an accepted industry standard. Viisage has provided Windows NT based image servers to Ohio (Corrections), New Mexico and North Carolina (DMV).

                  . Equipment supplied by Viisage will optimally operate at 75 degrees Fahrenheit within about 10% to 80% humidity range. The CIS requirements are given below:



                     Temperature           Humidity    Power         BTUs/hour
                     Pentium 10-40o C       20-80%     900 W           3000
                     RAID   10-380C          8-80%     240 W           8000


                     Viisage will be responsible for all cost to provide connectivity to host computer. Viisage has assumed that ISOS will provide documentation and other support to assist Viisage in accomplishing this task.

                  . Viisage agrees that the RAID and Image Server monitors will be located near the image server without exceeding a maximum of 200 feet from the rest of the Central Image System.

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                  .  Viisage is proposing an automated backup system which will enable automated backup and day to day operation without Operator intervention. The system will start the backup process3 at maximum inserting and removing media may be required.

                  . Central Image System will notify operations personnel visually and audibly of any failure of equipment or required mounts of optical media.

                  . Central Image System will be provided with an automated backup system. Per RFP addendum I the State had clarified that utilizing the existing ISOS tape technology to perform backups and restoration of data was required only if the bidder proposed use of IBM host computer. Since Viisage is providing a separate image server platform, Viisage is also providing a backup system.

                  . The RAID 7 system that Viisage is proposing can be expanded to include over three (3) times the volume of images being captured. The RAID contains a rack mounted system that allows addition of more disk drives as well as adding more racks. Viisage is confident that the future expansion requirements to accommodate document imaging, storage and transmission of fingerprints, or other possible future initiatives noted in the RFP will be met.

                     As stated above Viisage will provide a 270 GB RAID and an Optical Juke Box to meet the storage requirements. Viisage has developed with the image server application the reporting mechanisms to provide the State with required data. The image server by definition can access each and every one of the field workstations. In addition, by simply manipulating its local image control database, the image server knows how many images were stored, by what agency and when. The image server is the natural place to produce whatever central end of day reporting information the state requires.

                     The Central Image System software will allow ISOS to print out, at any of the retrieval workstations located at ISOS administrative Offices, the number of DL/ID cards printed and issued by type by each Image workstation, for a daily, weekly, monthly and yearly period. VIsage will work with ISOS to define these reports and the final form of these reports will be approved by ISOS.

                  . Viisage will have the Central Image System software and hardware installed and operational in time for testing, at least 4 months prior to the first pilot site installation.


    1.15-B.2.c Additional System Requirements

              The Contractor must pay for any hardware and/or software that must be installed at ISOS to make the Central Image System function properly. Any hardware and/or software already installed at ISOS may be used in the Bidder's Central Image System solution, but any additional cost associated

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              with this use should be included in the Bidder's price.

Viisage Technology meets this requirement.  Viisage will pay for any hardware
-----------------------------------------
and/or software that must be installed at ISOS to make the Central Image System function properly. Except for the communication equipment/network, power supply and space Viisage does not require any hardware and/or software already installed at 1505 and does not anticipate any additional cost associated with the use of the mentioned items.


              The Contractor's system shall capture, digitize, compress and store the applicant's picture image in color, the applicant's signature in black & white, and Examiner and image Workstation Operator ID number. Each Image File shall be indexed with the 12 digit DUID number or Social Security number in order to retrieve the Image File. The file index, for the Image File, shall not be compressed. The Central Image System must store the digital image documents, which includes The picture image and signature, in JPEG format using AAMVA Best Practices Imaging Standard For Photographs and Signatures. See Attachment E. The Bidder shall mention in their technical response, the maximum number of bytes their Image File will take on the Central Image System and the compression ratio used.

Viisage Technology meets this requirement.  The Viisage supplied digital drivers
------------------------------------------
licensing system will capture, digitize, compress and store the applicant's picture image in color, the applicant's signature in black & white, and Examiner and Image Workstation Operator ID number.

Each Image File will be indexed with the 12 digit DUID number or Social Security number in order to retrieve the Image File. The file index, for the Image File, will not be compressed.

The Central Image System will store the digital image documents, which includes the picture image and signature, in JPEG format using MMVA Best Practices Imaging Standard For Photographs and Signatures per RFP Attachment E. Viisage has supplied DLIID system to several States and these systems meet the MMVA specified standards.

A 24 bit 300 DPI color portrait image 1.25 inches wide by 1.50 inches tall compressed at a ratio of 40:1 requires 12,656 bytes of storage. The stored image will have a pixel composition of 300 pixels wide by 360 long.

An 8 bit gray scale signature image 2.5 inches wide by 0.5 inches tall compressed at a ratio of 90:1 requires 1,250 bytes of storage. The RFP also requires that each workstation be capable of storing 10 days worth of images locally.

Each image file will be:
              15,000 bytes consisting of: 12,656 bytes portrait + 1,250 bytes signature and 1,000+ bytes indexes and overhead.

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              The Image Files will be transmitted over ISOS furnished
              communication lines. The Image Workstation must be able to upload the images on4ine/real-time and in a batch mode through the Facility Server Storage of the Image Files for the Central Image System will be operated by ISOS personnel

Viisage Technology meets this requirement.  The Image Files will be transmitted
-----------------------------------------
over ISOS furnished communication lines. The Image Workstation will be configured such that it will be able to upload the images on-line/real-time and in a batch mode through the Facility Server. The image files are automatically stored in the image server. The only assistance, if required, by ISOS personnel is to insert and remove backup media during system backup.


              The bidder must specify how the images could be transmitted to the Central Image System in a batch mode after hours. This schedule should be such that no one part of the ISOS communications network is overtaxed by the transmission of images including the local fines, the Host computer, and the Central Image System. Current times for after-hour transmissions would start at 10 p.m. and end at 6 a.m. each day. From 12:01 am to 3 a.m. each business day, statistical files are being transmitted from each facility on a staggered schedule.

Viisage Technology meets this requirement.  Viisage has delivered systems that
-----------------------------------------
are configured to meet the State's requirements. Generally, the image server, at predefined time starts what is called the "mining" process. If the system uses composite files then in this case the image server will look up the workstation definition table (where all the workstations and their IP addresses are maintained) and start making the connection to the workstation. Once connection is established the files are FTPed to the image server, as each file is FTPed it is moved from the inbound directory of the workstation to the archive directory on the workstation (hence a copy stays on the workstation till it is backed up on the image server). File maintenance also occurs at that time where files that have been backed up on the image server are purged from the archive directory. Additionally, if a new version of software is to be downloaded it is also placed on the workstation. Once completed, the FTP connection is closed and the image server goes on to the next site till all sites are mined. It may be noted that more than one mining session can be started to meet the time requirements and number of workstation that are to be mined.

In case where a messaging and client/server solution is implemented, there is a socket connection established with the workstation and then data that is stored in a database in the workstation is inserted to the image server using ODBC. Once all data is written, as above other maintenance and software upgrade functions are performed and mining completed.

The mining schedule is user configurable and can be setup such that no one part of the ISOS communications network will be overtaxed by the transmission of images including the local lines, the Host computer, and the Central Image System. Viisage understands that the current times for after-hour transmissions would start at 10 p.m. and end at 6 a.m. each day and that from 12:01 am to 3 a.m. each business day,

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statistical files are being transmitted from each facility on a staggered sc edule. Viisage will work with ISOS to develop a plan that does not adversely impact current 1505 schedule.


              The Contractor must coordinate with ISOS to make disaster recovery part of the Central Image System operation. The Contractor must interface with ISOS "hot site" site" to provide this disaster recovery. Currently the "hot site" is located at an IBM Business Recovery Services center, the site may change during the life of this contract and the Contractor must relocate to each new site. Each Bidder must provide, as part of their RFP response, a detailed disaster recovery plan for the Central Image System. The Bidder's plan must ensure the continuity of business, in the event of a disaster, and provide for no more than a seventy-two (72) hour suspension in services to ISOS. This plan shall include evidence that it has been tested and shall include a regular test plan that will be implemented a maximum of twice per year and be coordinated with ISOS. The plan must address all aspects of the Central Image System. The plan should include but not be limited to off-site storage of all software necessary to operate all aspects of the system and the approximate time it would take to obtain equipment, software, materials, etc. to resume Central Image System operations and for complete recreation of the Central Image System facility in the event the facility were damaged or destroyed. ISOS current disaster recovery plan is available for inspection at lSO&

Viisage Technology meets this requirement.  Viisage will coordinate with ISOS to
------------------------------------------
make disaster recovery part of the Central Image System operation. Viisage will interface with ISOS "hot site11 to provide this disaster recovery. Viisage understands that currently the "hot site" is located at an IBM Business Recovery Services center, the site may change during the life of this contract and that Viisage must relocate to each new site.

Viisage's approach to the disaster recovery process is to provide a solution that gets the state up and running with full functionality with limited performance in the shortest time possible. Once the system functionality has been restored, the performance compromises can be addressed and the system restored to its full operating capacity. Viisage believes that this approach is the most rational way to address a disaster, as well as being highly cost effective.

Before reviewing Viisage's approach to the problem a number of assumptions need to be made about the conditions when the state is going to declare the situation a disaster:

         1) The State's computer facility housing the Central Image Server is completely destroyed.
         2) The Central Image Server is completely destroyed. 3) The State's communication equipment in the computer facility becomes unavailable.

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Likewise once a disaster is declared, Viisage assumes the following conditions will be available at the State's disaster recovery vendor:

         1) Fifty square feet of floor space for Viisage's disaster recovery equipment.
         2) The network with connection to ISOS computer room and interface With Viisage's image server equipment.

Once a disaster is declared by the State Viisage has the obligation to provide a full image server including disk and optical storage in no more than 72 hours.

To meet this commitment, Viisage plans to have a Illinois image server with 18 Gigabytes of hard disk and an optical juke box at Viisage as a hot spare should a disaster occur in Illinois. This hot spare image server will normally be used for Illinois development at . However, in the event of a disaster, this system will be made available for shipment to the current State's Disaster Recovery area within 4 hours after a disaster situation has been declared.

Two copies of the incremental backup of the image server on optical disk will be cut each week as the normal image server backup process. One copy of these optical disks will be mailed each week to the facility. Each week the optical disk sent from the field will be stored in the juke box at Viisage and read into a "backup" copy of the image server database. Viisage will maintain a full copy of the Central Image Server software including: a) operating system, b) application software, c) database software, d) database catalogue, and e) retrieval/FAX application.

When a disaster has been declared by the State, the backup image server computer along with the optical juke box will be shipped with a Viisage technician to the disaster recovery site. Once on site the technician will connect the image server to the local network port, configure the IP addresses on the backup image server to mimic the original image server, and start up the image server.

Once the image server is installed and restarted the full functionality of the image server will be available to the field offices in the state of Illinois. Field offices will store collected images to the 9 gigabytes of mirrored hard drive available on the backup unit (18 gigabytes total fully mirrored; 7 - 10 weeks worth of image storage based on estimates of activity provided in the
RFP). Likewise field offices/law enforcement will be able to retrieve captured images through the image server application from the optical juke box.

Viisage believes our worst case time for transitioning Illinois to an off-site disaster recovery configuration will be under 24 hours.

The only performance issues posed by running the retrieval portion of the application (initially) from optical disk rather than the RAID array is that retrievals will require on the average 15 seconds to accomplish rather than the nominal 5 seconds achieved by using the RAID array.



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After the initial startup of the backup image server is complete, a replacement
RAID array will be delivered to the disaster recovery site. The RAID array will arrive in a maximum of 72 hours after the backup unit is made operational.

The RAID will arrive pre-configured and be installed on off hours taking the system off line for a period of two hours. After the replacement RAID is installed the image server application will copy the images from the Optical Juke Box onto the new RAID array. This will be accomplished as a background task over the next I 00-00 hours (clock hours) depending on the image server workload. Once the RAID system is rebuilt, the image server will be transitioned to store and retrieve from the RAID system, completely restoring the full performance of the Illinois image server.

Viisage believes that the image server facility can be fully restored to the original configuration and the RAID array fully reloaded in 12.5 days.

After contract award, Viisage will specifically coordinate its disaster recovery testing with the state. Viisage has a similar setup for the State of North Carolina DMV with the Optical Juke Box and image server setup at Viisage's facility at Littleton, MA which North Carolina requires to be tested twice a year. Viisage proposes to test the disaster recovery process twice a year. One of these tests will be run at Viisage's facility and one test will be run as part of the states disaster recovery test program at the site of their disaster recovery vendor.


              The Contractor must provide the procedures that will guarantee that no records or images will be lost

Viisage Technology meets this requirement. Viisage has proposed a solution which
-----------------------------------------
provides redundancy at multiple levels with the ability to recover. Each Image Workstation will be provided with two (2) hard drives with data mirrored on the second drive. When images are captured, besides writing to the hard drives of the workstation a copy will be written to the office file server. The images will then be uploaded to the image server. At any given time two copies of the images are available online UII such time that the image server backup is performed and data is archived to backup media. Then the workstations and office file servers will be purged since one on-line copy will be available on the RAID and another copy on the backup system. Consequently, Viisage has built processes and procedures that guarantee that no records or images will be lost and more than one copy is maintained.


              The contractor must provide ISOS with the capability of easily adding and deleting DUID card types. The Bidder, as part of their response, must explain how this procedure will work.

Viisage Technology meets this requirement. Viisage uses templates to define card
-----------------------------------------
layout. Template files are ASCII files that can be easily modified. Viisage will train ISOS personnel to add or modify the templates. As cards are added or deleted corresponding template files need to be added or deleted. Viisage assumes that data for new card type will be sent by the mainframe application. Viisage's template processing


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automatically selects the appropriate template file for printing the corresponding card.

              The Contractor must provide for automatic downloading, if necessary, the latest version of the Image Workstation software to the Image Workstations from the Facility Server, when they log-on to the Facility Server. This will allow for fast updates of software fixes and for the fast update of the DUID card formats.

Viisage Technology meets this requirement. When a new version of DDL Workstation
-----------------------------------------
software is released it will be placed on the Central Image Server. The CIS during the nightly mining process (batch upload of images) will send a message to the Workstation that a new version of software is available. The new version will then be automatically downloaded to the workstation. When the operator logs on the next day the operator will receive a message that a new version of software is available. The operator will then need to shut down the application and reboot the system or some other simple instruction will follow so that specific files or executables/DLL's can automatically be changed.


              The Contractor's Image Workstation must keep track of all DUID cards printed and issued by each type of DUID Card. As part of the Image Workstation's shutdown procedure, this information must be uploaded to the Central Image System. The Contractor's Central Image System software must allow ISOS to print out, at any of the retrieval workstations located at ISOS administrative Offices, the number of DUID cards printed and issued by type by each Image Workstation, for a daily, weekly, monthly and yearly period. The final form of these reports will be approved by ISOS. These reports will be used by lSOS for advising the Contractor of the total number of DUID cards printed and issued.

Viisage Technology meets this requirement. Viisage's Image Workstation keeps track of all DUID cards printed and issued by each type of DLIID Card. At the end of the work day1 the operator will take the following steps:

         1. Select Exit. This displays the following message: "Do you wish to run end-of-day reports?"

         2. Select Yes or No. No logs operator off immediately. Yes - starts the end of day procedure to:

         . Generate and store statistical reports for the central server, including number of images captured, number of cards successfully printed, number of cards reprinted, number of cards failed, etc.

         . Delete card production statistics on the local database that are more than two months old.


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As stated above when the DDL operator selects Logoff from the Select System
Function menu, the operator is presented with a choice to either simply logoff or to initiate the end of day reports process. By pressing the return key with the Logoff upon highlighted3 the operator may select to logoff without initiating the end of day process. The operator may press tab to highlight the Workstation Summary (or Detailed) Report or Complete Logoff upon. At this time, the operator is logged off the DDL system.

                             [CHART APPEARS HERE]

As part of the Image Workstation's shutdown procedure, this information is uploaded to the Central Image System. The Central Image System software will allow ISOS to print out, at any of the retrieval workstations located at 1505 administrative Offices, the number of DUID cards printed and issued by type by each Image Workstation, for a daily, weekly, monthly and yearly period. The final form of these reports will be approved by 1505. These reports will be used by 1505 for advising the Viisage of the total number of DLIID cards printed and issued.


          1.15-B.2.d Image File Retrieval And Printing

              All retrieval software, including decompression software, must be furnished by the Contractor. This retrieval software must be placed on all Image Workstations and on the retrieval workstations to be located at 1505 Administrative Offices.

Viisage Technology meets this requirement.  Retrieval  application3  including
-----------------------------------------
decompression software, will be provided by Viisage. The retrieval application will be placed on all Image Workstations and on the retrieval workstations to be located at ISOS Administrative Offices.


              The time required from the time the Image File transmit request is received by the Central Image System until the image File is being transmitted from the Central Image System shall not exceed five
              (5) seconds for DASD and eighteen (18) seconds for optical. Total time for retrieval, excluding the transmission time across the 1505 communications network, will never exceed fifteen (15) seconds during the life of the contract The Contractor is responsible for any upgrades to the Contractor's hardware and/or software

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              that are required to maintain these response times no matter how many retrieval requests are received. These upgrades, if require fred, will be at no additional cost to 1505.

Viisage  Technology meets this requirement.  Viisage will meet the time required
-------------------------------------------
from the time the Image File transmit request is received by the Central Image System until the Image File is being transmitted from the Central Image System will not exceed five (5) seconds for the RAID and eighteen (18) seconds for optical juke box. Total time for retrieval, excluding the transmission time across the ISOS communications network, will never exceed fifteen (15) seconds (except for the optical jukebox which ISOS has allowed to be 18 seconds) during the life of the contract. Viisage will be responsible for any upgrades to the Viisage supplied hardware and/or software that are required to maintain these response Umes no matter how many retrieval requests are received. These upgrades, if required, will be at no additional cost to ISOS.


              Retrieval from the Central Image System must be available 24 hours a day, 7 days a week. This retrieval time must be maintained regardless of any maintenance, back-up, etc. activity that must be performed by or on the Central Image System.

Viisage Technology meets this requirement.  Retrieval  from the Central Image
-----------------------------------------
System will be available 24 hours a day, 7 days a week. The retrieval Ume specified will be maintained regardless of any maintenance, back-up, etc. activity that must be performed by or on the Central Image System.


              Access to the Central Image System will be restricted to authorized individuals. This may be accomplished using existing ISOS Host Computer software already on the system. If a non-Host Computer Central Image System is proposed, the security features should follow those employed by the Host Computer; specifically log-on security with password and a minimum of three levels of access.

Viisage Technology meets this requirement.  Access to the Central Image System
-----------------------------------------
will be restricted to authorized individuals. Viisage has assumed that image server system will be located in the ISOS computer room which has access control. In addition to that, the image server is set up with Windows NT log-in security and Oracle is set up with different security access group levels depending on the user (e.g., database administrator, developer, etc.). This provides sufficient security protection to prevent unauthorized access while providing access to legitimate users. Additionally, a log of users is also kept for audititracking purposes. The security features proposed will follow those employed by the Host Computer, specifically log-on security with password and a minimum of three levels of access.

              Picture and signature images will be stored for at least the life of the DUID card after capture. Only one picture and signature image of each applicant

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              will probably exist on the Central Image System. A renewal, or other new image capture, should replace the existing images on file. The Con tractor's software must be capable of retrieving the latest stored picture and signature image of the applicant, and if requested, all other images of the applicant must be displayed, allowing the Operator to go forward and backward through the images. The retrieval software must also allow the display of up to four picture images on the monitor at one time. The Contractor's software must allow 1505 the ability of removing Image Files from the Central Image System.

Viisage Technology meets this requirement.  Viisage  will store  picture  and
-----------------------------------------
signature images for the life of the DUID card after capture. Per RFP only one picture and signature image of each applicant will exist on the Central Image System. A renewal3 or other new image capture1 will replace the existing images on file. Viisage's software will retrieve the latest stored picture and signature image of the applicant, and if requested, all other images of the applicant must be displayed, allowing the Operator to go forward and backward through the images. Per RFP addendum 11505 has clarified that more than one image may be stored as a separate development effort that is. not part of this RFP. Viisage's application will be designed to enable implementation of this enhancement as a separate effort.

The retrieval software will allow the display of up to four picture images on the monitor at one Ume (see figure below). Viisage's software will allow ISOS the ability of removing Image Files from the Central Image System. Removal of any data will be tracked and logged so that it can be tracked when required. Special security access level will be provided for deletion of data.

                             [GRAPHS APPEAR HERE]

                  The Contractor must provide for inquiry; retrieval, and display of picture and signature images from the Central Image System at the one hundred thirty eight (138) ISOS facilities and ISOS Administrative Offices. Inquiry will be by DUID number or Social Security number only. The picture and signature images, if on file, are required to be used for the printing of a dupilcate or corrected DUID card from the Image Workstation. A provision to allow a supervisor to override This last feature must also be provided as specified in the Image Workstation section.

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Viisage Technology meets this requirement. Viisage will provide for inquiry, retrieval, and display of picture and signature images from the Central Image System at the one hundred thirty eight (138) ISOS facilities and ISOS Administrative Offices. lnquiry will be by DUID number or Social Security number only. As an example, the following figures illustrate image retrieval using one of the key applicant identification parameters to retrieve image and response if no image is available.

                             [GRAPHS APPEAR HERE]

If the image is found it will be illustrated as shown in the figure below.

                             [GRAPH APPEARS HERE]

Viisage understands that the picture and signature images, if on file, are required to be used for the printing of a duplicate or corrected DLIID card from the Image Workstation. Viisage will provide a provision to allow a supervisor to override this last feature as specified in the Image Workstation section.


              The Contractor must provide for inquiry; retrieval display, and optional printing of a person's picture and signature images, with optional printing of the DUID number on two (2) Contractor furnished retrieval PCs to be located at ISOS Administrative Office & Specifications for the retrieval PC should be the same as for the Image Workstation (less camera), but with a minimum 300 dpi color printer. The Bidder must state in their Cost Proposal the cost for any additional retrieval software packages during the life of the contract The Bidder must state in their proposal the minimum hardware and software requirements for running their retrieval software. This software may be used by various PCs connected to the ISOS communications network with the capability to print to a LAN connected printer in either black and white or

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              color. Image File inquiry will be by DL/ID number or Social
              Security number.

Viisage  Technology  meets this  requirement.  Viisage will provide for inquiry,
---------------------------------------------
retrieval3 display, and optional printing of a person's picture and signature images, with optional printing of the DL/ID number on two (2) Viisage furnished retrieval PCs to be located at ISOS Administrative Offices. Specifications for the retrieval PC will be the same as for the Image Workstation (less camera), and with a minimum 300 dpi color printer.

Viisage has included in the Cost Proposal the cost for additional retrieval software packages during the life of the contract. Viisage will provide retrieval software that will be available on all Digital License Workstations. These systems need to be MS Windows PCs (Windows 95 or NT - 32 bit). If required Viisage can provide retrieval for Windows 3.11(16 bit). The PCs will need LEAD Tools (for JPEG processing), Oracle Client and ODBC licenses (if Windows NT is not used since NT comes with ODBC). Additionally, if the image is to be faxed a modem (preferably 28.8 bps) will be needed. If the State desires Viisage can also quote a WEB based retrieval system.

Viisage understands that this software may be used by various PCs connected to the ISOS communications network with the capability to print to a LAN connected printer in either black and white or color. Image File inquiry will be by DL/ID number or Social Security number.


              The retrieved decompressed color picture image of the applicant from the Central Image System file shall be high resolution color quality and the retrieved decompressed signature shall be good quality and legible. The signature must be a smooth reproduction of the applicant's signature and shall not be jagged in appearance.

Viisage  Technology meets this  requirement.  The retrieved  decompressed  color
--------------------------------------------
picture image of the applicant from the Central Image System file will be high resolution color quality and the retrieved decompressed signature will be of good quality and legible. Viisage takes a digital image of the actual signature of the applicant and believes that the signature is a smooth reproduction of the applicant's signature and is not jagged in appearance.


              Printing of retrieved picture images, except when printing duplicate DL/ID cards, will be capable of being in black & white or color on the retrieval printers provided by the Contractor The Contractor must provide the ability to print blow-ups of the picture image in black & white and color on an 8 1/2 X 11" piece of paper, in the following approximate sizes: 2 1/2" X 3"
                                                            5" X 6"
                                                            7 1/2"X 9"


Viisage Technology meets this requirement. Printing of retrieved picture images,
------------------------------------------
except when printing duplicate DL/ID cards, will be in black & white or color on the retrieval printers provided by Viisage. Viisage will provide the ability to print blow-ups of the

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picture image in black & white and color on an 8 Y2 X 11" piece of paper, in the following approximate sizes: 2 1/2" X 3"
                             5" X 6"
                             7 1/2" X 9"

The operator can select the size as illustrated in the figure below. The selected size is then printed to the color or~black and white printer or faxed.


                      [GRAPHIC OF A LICENSE APPEARS HERE]

              The Bidder must supply one sample of the black & white and color blow-ups, in each size indicated. The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder. These samples shall be produced with the printers that the Bidder proposes to provide. One set of samples shall be included with each copy of the Bidder's response.

VIsage Technology meets this requirement:  Viisage has supplied (included in the
----------------------------------------
proposal) one sample of the black & white and color blow-ups, in each size indicated. The samples are produced from decompressed Image Files that have been compressed with the JPEG compression scheme proposed Viisage. The samples are produced with the printers that Viisage proposes to provide. One set of samples is included with each copy of Viisage's proposal response.


              The Contractor must also provide the ability to transmit faxes unattended from the retrieval system located at ISOS Administrative Offices. The Faximodem must be a minimum 28.8 kbps and must transmit in a minimum of 16 shades of gray. The Contractor must program in an initial table into the retrieval system that matches Fax phone numbers to specific codes. The Contractor must provide ISOS with the ability to make changes to this table. This table will be used in such a way that a person calling to retrieve and image will be asked to enter their code and ID, once entering a correct code and ID they will be asked to enter a DL/ID number, and/or Social Security number. The retrieval system will retrieve the image and Fax the image to the phone number that matches the code.

Viisage Technology meets this requirement. Viisage will provide a Fax-on-Demand
------------------------------------------
(FOD) system to the State which will have a 28.8 bps modem and will transmit 16

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shades of gray. The FOD has a table into the retrieval system that matches Fax phone numbers to specific codes. ISOS will easily be able to make changes to this table. This table will be used in such a way that a person calling to retrieve an image will be asked to enter their code and ID. Once entering a correct code and ID3 they will be asked to enter a DL/ID number and/or Social Security number; the retrieval system will retrieve the image and fax the image to the phone number that matches the code. Viisage has delivered a similar system to the State of North Carolina which is now in operation.


              As a desirable feature, the bidder may submit with their proposal a section describing optional software that uses facial comparison or recognition or a similar mechanism to automatically search the image database for similar images. Access to this capability would be limited to the retrieval workstations and selected ISOS PCs connected to The ISOS communications network, and may reside, in part, on these workstations or PCs.

Viisage Technology meets this requirement. Viisage's Facial Recognition System
------------------------------------------
is based on an MIT facial recognition patent referred to as the. "eigenfaces." Fundamentally, each image enrolled into the Viisage Gallery database is mapped to a series of numbers referred to as "coefficients." These coefficients reduce an individual's face characteristics to 128 units for use in comparison with other face images in the facial recognition process.

When using Viisage's Facial Recognition System, the computer based image capture application enters an applicant's portrait, signature, demographic data, and/or fingerprint image data into the local database. Information from the local database is used to enroll an applicant into the Facial Recognition Database. The Facial Recognition application supports both, identification and verification modes of the Facial Recognition System, as well as the necessary system administration functions. The administration functions allow an operator to maintain transaction statistics and generate summary reports tracking the performance of the system. For every transaction processed, a log consisting of the image data, comparison data, transaction thresholds, and transaction results will be written out to the workstation storage disk.

Depending on the customer's necessity, any or all of the following Viisage's Facial Recognition applications can be used as a stand-alone utility or as a function library to allow seamless integration into the existing application.


Viisage Quality Adviser (VQA)
-----------------------------

The Viisage Quality Advisor is used for verifying the quality of the full color digital portrait images captured by an imaging workstation operator. The system assists an operator in defining if quality of the captured images is acceptable in accordance with the predetermined standard. Automated checks are executed by the VQA to verify that the specified color, brightness, and contrast parameters are met. The VQA will also check the position of the applicant's head to ensure the proper angle of the captured image.
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Quality Advisor combines the classic measurements of image quality with a set of proprietary feature technology capable of measuring characteristics unique to the portrait images. The physical image parameters of brightness, contrast, sharpness, and color content are measured and compared with a set of preset tolerances. The certainty with which facial features can be located and mapped within the portrait is reported as a measure of portrait image quality. The combination of the physical as well as feature measurements within the image provides a consistent and objective measurement of the captured image quality.


Viisage's Gallery Application
-----------------------------

The Viisage Gallery Application is a vital component in the Facial Recognition System. It can be used as a protection system to verify identification of an individual attempting to enter a security sensitive facility, to get the confidential information, to operate money transaction machine, etc.

An identification process begins with an individual presenting himself or herself to the system on which point he/she is required to identify himself/herself by providing the correct index label to the system. This can be accomplished by presenting an ID card with a 2-D bar code containing the required information or entering a PIN number. The system captures a digital image of an individual and turns it and the index label over to the Viisage Gallery application for an automated comparison. The positive match will confirm an individual's privilege to start an activity requiring a proof of identity.


Viisage Image Registry (VIR)
----------------------------

The Viisage Image Registry provides a system for searching a facial image database for the images similar to a submitted candidate image. The VIR product can be used to ensure that the duplicate images of the same individual are not enrolled in the image database under different demographic identifiers. It can also be used as a "Man Hunt" tool by selecting from a captured image database individuals that "look" like a person under the investigation.

The process works by presenting an analyzed image to the system for "enrollment." The "enrollment" process consists of specific operations based on the MIT patented "eigenfaces13 calculations, which compare the brightness, contrast, precise location of the facial features, and image's manipulation data. Those images with the matching or similar statistics are considered to be the candidate duplicates. They can be reviewed on the operator screen in real time or printed out for review at a later time.

Images with no possible duplicates reported or for which the possible duplicates are dismissed by the operator are subsequently enrolled into the permanent image database.


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Representative Image Set Development
------------------------------------

One of the cornerstones of Viisage's facial recognition technology is the development of a (representative set of images for a given population from which a set of "eigenfaces" is generated. After the workstations are fully operational, customer will need to collect two to three thousand images in the office and the field from which several sets of "eigenfaces" may be developed. Various images will be used to evaluate the sensitivity of Viisage's Facial Recognition System regarding the inclusion or exclusion of the diverse members of the population represented.

Viisage has proposed this ISOS desirable feature in its cost proposal as an option. Viisage understands that access to this capability would be limited to the retrieval workstations and selected ISOS PCs connected to the ISOS communications network, and may reside, in part, on these workstations or PCs. Viisage will setup special application and environment to meet this requirement.


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1.15-B.3 CENTRAL ISSUANCE SYSTEM SPECIFICATIONS

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 6.00 of the RFP.

         1.15-B.3.a General Considerations

              This type of DL/ID system is currently not operational. It is a mandatory option in the RFP, because future initiatives may require it in the term of the contract

              The bidder must demonstrate the capability to provide a Central Issuance System that meets the requirements specified in this section. To successfully meet potential future applications, the successful bidder must be capable of producing a DL/ID card both instantaneously in ISOS facilities, and centrally.

Viisage Technology meets this requirement. Viisage is currently producing
-----------------------------------------
digital drivers licenses and ID cards in a Central Production System configuration. These systems are either large central production machines or smaller card production systems capable of producing cards in a central location. The large card production systems are making cards for Massachusetts, Connecticut, New York and Jamaica. The small card printer systems configured to make cards in a central location (in addition to over-the-counter instant issuance) are installed in the State of Arizona Digital Drivers License system.

Viisage is proposing a system that will provide a Central Issuance capability to meet the requirements specified in section 6.0 of the RFP. Viisage's proposed system will meet the potential future applications concurrently at both ISOS facilities, and centrally.


              The Central Issuance Digital Driver Licensing System must be capable of producing a DL/ID card that is indistinguishable from or identical to the DL/ID card that is produced in ISOS facilities by the Image Workstations proposed by the Contractor.

Viisage Technology meets this requirement.  The Central Issuance Digital Driver
-----------------------------------------
Licensing System will be capable of producing a DL/ID card that is indistinguishable form and identical to the DL/ID card that is produced in ISOS facilities by the Image Workstations proposed. Viisage is proposing a system comprised of the same printer used for instant issuance. As described later these printers will be setup in a "Print Farm" configuration that allows flexible addition of printers as the volume ramp is achieved over time or setting them up with full capacity during initial install.


               The Central Issuance System must be capable of meeting the daily production needs. Sufficient capacity must be provided to
               accommodate system outages including repairs and preventive maintenance. Current estimates are 2,500 DL/ID cards a day at full production. Bidder shall propose
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              a system to accommodate this in the most efficient, cost-effective manner.

Viisage Technology meets this requirement.  The Central Issuance System will be
-----------------------------------------
capable of meeting the daily production needs. Viisage has planned and proposed sufficient capacity to accommodate system outages including repairs and preventive maintenance. Viisage will meet ISOS's estimate of producing 2,500 DL/ID cards a day at full production. Viisage is proposing a system that allows increasing capacity as required by the business needs of ISOS and allowing distribution of cost over a period of time thereby providing the same quality card in central issuance configuration as the instant issuance systems in the most efficient and cost-effective manner.

Viisage's "Print Farm" can be built be adding printer's as capacity requirements change. Viisage will provide printers in a staggered fashion to a final quantity of nine (9) printers. Each printer is capable of printing forty (40) cards an hour. Nine printers will be capable of printing 360 cards an hour or 2,520 cards in seven (7) hours. Data will be automatically downloaded to the printers. Hence this will allow for one hour to change consumables, etc. during an eight (8) hour shift.


              The Central Issuance System must be capable of retrieving the picture and the signature images from the Central Image System and the textual data from ISOS Host computer. An automate approach, using ISOS communications network is preferred.

Viisage Technology meets this requirement. The Central Issuance System can function in one of the following modes (mode of operation to be determined during system design):

         1. Capture images at ISOS sites and create a card production request for central printing. The image data along with the card production request is then uploaded to the Central Image Server. The Central Production System automatically acquires the production requests from the Central Image Server along with the corresponding image data. Demographic data is automatically retrieved from the mainframe, combined with the image data and cards printed, inspected using Viisage's Vision Inspection System
               (VIS) and stuffed in envelops for onward mailing to customers.

         2. Similarly, in the second scenario, image data is captured at ISOS sites along with creation of card production request. As above, the image data along with the card production request is uploaded to the Central Image Server. In this scenario the mainframe application also keeps track of cards to be produced (requires modification to mainframe application by ISOS). The mainframe application sends data to the Central Production System to produce a batch of cards. The Central Production System then automatically acquires the image data and corresponding production requests (for reconciliation purposes). The demographic data from the mainframe is combined with the image data and cards printed, inspected using Viisage's Vision Inspection System (VIS) and stuffed in envelops for onward mailing to customers.
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         3.    The third case is when ISOS desires to make duplicate or renewal cards for customers whose image data is available on the Central Image Server. In this instance the mainframe application will prepare data for customers who are due to receive DL/ID cards and send it to the Central Production System. The Central Production System automatically retrieves image data from QIS, combines it with the demographic data and cards are printed, inspected using Viisage's Vision Inspection System (VIS) and stuffed in envelops for onward mailing to customers.

As stated above detailed system functionality will be defined mutually with ISOS during the Functional Specification phase to be started immediately after contract award/signing. Most likely the 3rd scenario described above will be implemented. Other modes of central production, if any, will be agreed with ISOS and documented in the system specification.


              The Central Issuance System shall only be capable of producing a DL/ID card after retrieving the information from ISOS Host computer. The type of connection will be approved by ISOS. The necessary cabling will be the responsibility of the Contractor as part of installation.

Viisage Technology meets this requirement. As discussed above the Central
-----------------------------------------
Issuance System will only be capable of producing a DL/ID card after retrieving the information from ISOS Host computer. Viisage will work with ISOS to obtain the appropriate design and type of connection for the system and will obtain approval by ISOS. Viisage will provide the necessary cabling as part of installation.


               The Central Issuance System will be controlled and operated by ISOS.

Viisage Technology meets this requirement. The Central Issuance System will be
-----------------------------------------
controlled and operated by ISOS. Viisage will provide appropriate training to ISOS personnel to operate the system.


              The Central Issuance System must perform the following services and functions:

            . Ability to manually select or hold a particular card to be produced;
            . Ability to restart incomplete or unsuccessful production runs; . Ability to request reproduction of defective cards;
            . Provide a statistical sample of cards for the purpose of Quality Assurance;
            . Ability to ensure 100% correctness through system design and quality assurance.

Viisage Technology meets these requirements. Viisage's Central Manufacturing
-------------------------------------------

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Executive (CME) and Vision Inspection System (VIS), operational in several State
DL/D card systems, have the capability to meet these requirements. The Central Issuance System will perform the following services and functions:

        . Ability to select or hold a particular card to be produced, if the card is not scheduled for production (i.e., not included in the CME batch job) the card production request can be terminated. The CME will check for cards deleted or held back before it executes a batch for production. If the card is printed and not yet mailed and the State desires it not to be mailed, the mailing system will check the barcode for cards not to be stuffed or mailed and discard them.

        . Ability to restart incomplete or unsuccessful production runs, if the batch is stopped or not completed the batch can be started from where it was stopped.

        . Ability to request reproduction of defective cards. The cards rejected by the Vision Inspection System are automatically produced on priority in the next batch. Field returns, if any, are also batched for production.

        . Provide a statistical sample of cards for the purpose of Quality Assurance. The Vision Inspection System tracks the cards that were rejected and passes that data to the to the Central Manufacturing Executive. This data can be analyzed to continuously monitor the quality of cards produced. Additionally, if ISOS requires cards to be produced for Quality Assurance Viisage will provide this functionality.

        . Ability to ensure 100% correctness through system design and quality assurance. As stated above the Vision Inspection System automatically inspects 100% of the cards produced, sends data back to CME for rejected cards so that they may be again be reproduced on priority.

           The DL/ID card layout shall be from the same source as used by the image Workstations. This will allow ISOS to customize a card in-house, and send that DL/ID card layout to all Image Workstations and to the Central Issuance System.

Viisage Technology meets this requirement.  Viisage uses Card Template Files
-----------------------------------------
that define the layout of the cards. These files will be the same for Image Workstations and Central Issuance hence the DL/ID card layout will be from the same source as used by the Image Workstations. Viisage will train ISOS identified personnel to modify the template files to allow ISOS to customize a card in-house, and send that DL/ID card layout to all Image Workstations and to the Central Issuance System. To ensure that correct template files are used Viisage and ISOS will mutually workout a plan utilizing a controlled procedure. Distribution of these changes could be made using the automated software distribution system setup on the Central Image Server.

           The Central Issuance System must be capable of printing on both sides of the DL/ID card in a fully automated process.

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Viisage Technology meets this requirement. The Central Issuance System prints on
------------------------------------------
both sides of the DL/ID card in a fully automated process. The printers proposed by VIsage for Central Production is the same as used in Instant Issuance except they will be configured as a "Print Farm".


               An Uninterruptable Power Supply (UPS) must be provided to allow for a safe and orderly shutdown of the equipment

VIsage will provide an Uninterruptable Power Supply (UPS) to allow for a safe and orderly shutdown of the equipment.


               The production and quality assurance design must guarantee that 100 percent of all cards will be produced correctly, with 100 percent accuracy in the automatic mailing function also, if that option is selected.

Viisage Technology meets this requirement. Viisage's automated Vision Inspection
------------------------------------------
System ensures the production and quality assurance of cards and guarantees that 100 percent of all cards will be produced correctly. The automated mailing system has a barcode or magnetic stripe reader to ensure with 100 percent accuracy that cards are put in the mailer.


              A Quality Assurance Workstation must be provided with the capability to read and display all encoded card information and report defects. This Quality Assurance Workstation must also be able to retrieve information from the Central Image System and the text data from ISOS Host Computer.

Viisage  Technology  meets this  requirement.  Viisage  has  developed  a Vision
---------------------------------------------
Inspection System (VIS) which comprises of a linear track and one or two vision cameras. Viisage's system takes the card data and creates a virtual image of the card in the computer memory, then it captures the physical image of the card in the VIS. It then compares the virtual image of what the card should look like and the physical image as printed by the printer. Based upon the acceptance and quality criteria set the card is either accepted or rejected. If the card is rejected, Viisage's system automatically issues a reprint request which is scheduled on priority with the next batch. If the card is accepted it is then passed on for preparation to mail.

Viisage will provide a Pentium 200 MHz Quality Assurance Workstation to obtain the card defect information from VIS/CME and if required obtain image data from Central Image Server and demographical text data from ISOS Host Computer.


               The Quality Assurance Workstation must be ergonomically satisfactory for comfort and fatigue-free viewing and shall include tilt and swivel adjustments, reflection/glare reduction features, brightness and contrast controls, and lowlevel radiation protection features. The Quality Assurance Workstation


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              keyboards shall be detachable1 angle adjustable and have a palm/wrist support. Mouse shall be ergonomically satisfactoty for comfort and fatigue free use.

    Viisage Technology meets this requirement. The Quality Assurance Workstation
    -----------------------------------------
    will' be ergonomically satisfactory for comfort and fatigue-free viewing and will include tilt and swivel adjustments, reflection/glare reduction features1 brightness and contrast controls, and low-level radiation protection features. The Quality Assurance Workstation keyboards will be detachable, angle adjustable and have a palm/wrist support. The mouse will be ergonomically satisfactory for comfort and fatigue-free use.

              The Quality Assurance Workstation must be operable with either the mouse or keyboard.

Viisage Technology meets this requirement. The Quality Assurance Workstation
---------------------------------------------
will be operable with either the mouse or keyboard.


              All electrical equipment must meet Underwriter Laboratory Standards. All equipment proposed must be designed so that voltage fluctuations shall be compensated for by an automatic voltage control unit provided by the Contractor. Bidders must discuss the ability of all components to operate normally under room temperature extremes.

    Viisage  Technology meets this  requirement.  All electrical  equipment will
   ---------------------------------------------
    meet Underwriter Laboratory Standards. All equipment proposed will be designed so that voltage fluctuations shall be compensated for by an automatic voltage control unit provided. All components provided by Viisage operate normally under room temperature extremes. Equipment supplied by Viisage will optimally operate at 75 degrees Fahrenheit within about 10% to 80% humidity range. The CIS requirements are given below:


               Temperature       Humidity        Power          BTUslhour
Pentium        10-400C            20-80%         900W           3000
RAID           10-380C            8-80%          2400W          8000


              The warm-up time from a cold start at the beginning of the day for the Central Issuance System to be ready to completely process a DL/ID card shall not exceed twenty (20) minutes. The time to close down and secure the Central Issuance System at the end of the day shall not exceed twenty (20) minutes. Daylight loading and unloading of the print media, without damage to the finished product, is required.

    Viisage  Technology  meets this  requirement.  The warm-up  time from a cold
    ----------------------------------------------
    start at the beginning of the day for the Central Issuance System to be ready to completely process a DL/ID card will be fifteen (15) minutes. The time to close down and secure the Central

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    Issuance System at the end of the day shall will be fifteen (15) minutes.
    The consumables provided for these printers are the same as Instant Issuance hence daylight loading and unloading can be accomplished without damage to the finished product.


              The System must keep track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Central Issuance System shutdown or end of day procedure, this information must be stored and uploaded to the Central Image System. The Central Image System software must allow ISOS to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type for a daily, weekly, monthly and yearly period. The final form of these reports will be approved by 1505. The System must also print, via one of the iSOS Communication Network printers or other Contractor-provided printer, the daily record of DL/ID cards printed and issued.

    Viisage Technology meets this requirement. The Central Issuance System keeps
    ------------------------------------------
    track of all DL/ID cards printed and issued by each type of DL/ID card. As part of the Central Issuance System shutdown or end of day procedure, this information will be stored and uploaded to the Central Image System.

    The Central Image System software is designed to allow ISOS to print out, at a retrieval workstation located at ISOS Administrative Offices, the number of DL/ID cards printed and issued by type for a daily, weekly, monthly and yearly period. Viisage understands that the final form of these reports will be approved by ISOS. The System will also print, via one of the ISOS Communication Network printers the daily record of DL/ID cards printed and issued.


              These reports will be used by ISOS for reconcillng fees received versus DL/ID cards produced, and advising the Contractor of the total number of DL/ID cards issued.

    Viisage  Technology  meets this  requirement  The  reports  produced  by the
    --------------------------------------------
    Central Image Server will be used by ISOS for reconciling fees received versus DL/ID cards produced, and advising Viisage of the total number of DL/ID cards issued.


          1.15-B.3.b Central Issuance System Security

              The Central Issuance System will be connected to ISOS Host computer, which will require that the Central Issuance System's software have a ISOS host computer log~on procedure. The Central Issuance System must also have its own log-on procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu for ISOS personnel to add, change, or delete Operator access codes or IDs must be provided by the Contractor.


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    Viisage Technology meets this requirement.  The Central Issuance System will
    ------------------------------------------
    be connected to the 1505 Host computer, which will require that the Central Issuance System's software have an ISOS host computer log-on procedure. The Central Issuance System will also have its own log-on procedure, using a pre-assigned Operator access code and password, to allow production of DL/ID cards. A menu' for ISOS personnel to add, change, or delete Operator access codes or IDs will be provided by Viisage.


          I .1 5-B.3.c Desired Automated Mailing Options:

              It is desired that the bidder submit suggestions on in-line or other automated mailing options for the DL/ID cards only. Provide mailing options based on the following criteria:

              .  Minimal manual intervention;
              .  Ability  to  address  a  carrier  from with
                 appropriate verification and affix the card to the
                 carrier;
              .  Mechanism   to  ensure   that  the  correct
                 cards are being placed in the matching envelope;
              . Ability to stuff the envelope with the carrier, card and up to three (3) in formation inserts;
              . Ability to stamp and seal the envelope ready for mailing;
              . Ability to process the maximum daily production capacity of the Central Issuance system.

    Viisage  Technology meets this desired  requirement.  The automated  mailing
    ----------------------------------------------------
    system provides the ability to sort the DL/ID cards and mail them based on the following criteria:
    The system requires minimal manual intervention.
    Cards inspected from the Vision Inspection System (VIS) are automatically processed by the mailing system.

            . The system has the ability to automatically print the specific applicant DL/ID card address on the card carrier along with verification that the correct card is applied to the carrier prior to inserting it in the envelop for mailing. The carrier is printed by either reading the magnetic stripe (if one exists) or the bar code to identify the card and then the address is printed on the carrier. If required the system can insert two (2) card per carrier/envelop to take advantage of lower mailing cost per card.
            . The system automatically inserts the card carrier in the envelop, additional inserts along with the card (up to three (3) information inserts will be supported). The system then seals the envelop and if the postage stamp or postal code is provided that is applied to the envelop. o The mailing system will have the ability to process the maximum daily production capacity of the Central Issuance system as identified in the RFP.


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1.15-B.4    DL/id CARDS
Note:   The following section provides a point-by-point discussion of the requirements outlined in Section 8.00 of the RFP.

          i.15-B.4.a General DL/ID Card Construction

              The Image Workstation shall produce a color digital image of the applicant and a signature from either a form or an electronic source, in such a manner as to provide for a finished, color DL/ID card, printed in a horizontal format, like the current Illinois DL/ID card (see attachment C).

Viisage  Technology  meets  this  requirement.  The Image  Workstation  will
---------------------------------------------
produce a color digital image of the applicant from an electronic source using Viisage3s Sensor Mast which contains a 24 bit CCD color camera. The signature will be captured by taking a digital image of a Viisage provided signature card that the applicant signs. Signature capture device is a 8 bit gray scale camera which is also enclosed in Viisage's Sensor Mast. The result of this image processing provides a finished, color DL/ID card, printed in a horizontal format, similar to the current Illinois DL/ID card per RFP Attachment C.


              The core imaging material for the finished Dl/ID card shall be of polyester, polyvinyl chlorine, polycarbonate or an equivalent plastic.

Viisage Technology meets this requirement. The core imaging material for the
------------------------------------------
finished DL/ID card will be constructed using 3M's D12500 security card materials. This material is polyester based for high durability.


              The thickness of the finished DL/ID card with laminate or coating must meet generally accepted ISO 7810 credit card industry standards, including warpage and distortion standards. The outside dimensions of the finished DL/ID card shall be 3-3/8" wide x 2-118~' high. Comers of the DL/ID card shall be rounded with a radius of 0.125".

Viisage  Technology  meets this  requirement.  The thickness of the finished
--------------------------------------------
DL/ID card with laminate or coating will meet generally accepted ISO 7810 credit card industry standards, including warpage and distortion standards. The outside dimensions of the finished DL/ID card will be 3-318" wide x 2-118" high. Corners of the DL/ID card will be rounded with a radius of 0.125".


          1.1 5-B.4.b Lamination Coating

              All DL/ID cards shall have a laminate or a protective coating applied which covers the front of the DL/ID cards and meets the security requirements and durability requirements of this RFP. The back of the card does not need to be

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              coated or laminated if the information printed on the back will withstand strenuous wear and tear for a minimum of 4 years.

    VIsage Technology meets this requirement. The 3M D12500 Secure Card is a two
    ----------------------------------------
    part media set comprised of a clear Receptor Film (to receive a thermal dye diffused transfer image for the front of the card) and a white Security Substrate. The Receptor Film is imaged per a graphic card design layout formatted by the user (this serves as the front image of the card). The back of the white security substrate will be printed using a black thermal dye transfer (this serves as the back image of the card). The Receptor Film and Security Substrate are then fused together in a lamination process, creating a one-piece card which cannot be separated. The front of the card will meet the security and durability requirements of this RFP. The back of the card will also withstand strenuous wear and tear for a minimum of 4 years.


              The laminate or DL/ID card coating provided by the Contractor shall be compatible with the core imaging material and DL/ID card security images and shall bond to the DL/ID card surface, strongly resist separation or removal and show fracture or damage of the picture and DL/ID card information if an attempt is made to remove the laminate or coating. The lamination or coating must be a minimum of 6 mils in thickness. Adhesives must not be used to attach the laminate or coating to the DL/ID card document

    Viisage  Technology meets this requirement.  The 3M D12500 Secure Card meets
    ------------------------------------------
    these requirements. The 3M Receptor Film which serves as the top lamination is typically 8-9 mils in thickness. The Receptor Film is then fused to the 3M Security Substrate using a lamination process.


              When the DL/ID card is finished, the applicant's picture and signature must be an integral part of the core imaging material so that they cannot be removed or altered without such action being readily detected under normal viewing conditions without the need for special training or use of a special device.

    Viisage  Technology meets this requirement.  When the DL/ID card is
    -------------------------------------------
    finished, the digitally captured applicant's picture and signature images will be an integral part of the core imaging material so that they cannot be removed or altered without such action being readily detected under normal viewing conditions without the need for special training or use of a special device.


              The sealed DL/ID card shall be optically clear, with a no-glare matte finish.

    Viisage Technology meets this requirement. The sealed DL/ID will be
    -----------------------------------------
    optically clear, with a no-glare matte finish. The 3M D12500 Secure Card provided by VIsage result in a high quality clearly visible data cards that are both durable and secure.


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              It is desired that the area available for pictures and text extend across the entire surface of the DL/ID card, for maximum utilization of available space.

    Viisage  Technology meets this requirement.  The area available for pictures
    -------------------------------------------
    and text of Viisage provide cards will extend across the entire surface of the DL/ID card to enable maximum utilization of available space.


          1.15-B.4.c DL/ID Card Printing and Headers

              The Contractor will work with ISOS in determining the final design of all DL/ID cards, which will be approved by lSOS.

    Viisage will work with ISOS in determining the final design of all DL/ID cards which1 Viisage agrees, will be approved by ISOS. Card layout, hologram design and system functional specifications are one of the earlier tasks in Viisage's development and implementation plan.


              The Image Workstations shall under computer control be able to change from one type of DL/ID card to another, including header and other color, enhance selected data fields in color, print selected fields using variable size and font types, and print distinctive text for applicants under 21, based on issuance data supplied by the ISOS Communications Network.

    Viisage  Technology meets this  requirement.  The Image  Workstations  will1
    --------------------------------------------
    under computer control, be able to change from one type of DL/ID card to another, including header and other color3 enhance selected data fields in color, print selected fields using variable size and font types, and print distinctive text for applicants under 21, based on issuance data supplied by the ISOS Communications Network. Viisage has designed a flexible system that comprises of card template files. The template file describes the card design1 layout and features desired by ISOS. These templates are ASCII files that can be modified and changed. There is a front and back template for each card type. Viisage's application also has a program function called template processing. Based on the applicant data passed by the ISOS host application the appropriate template is picked up by the template processing function and automatically the corresponding card is printed.

    Viisage can automatically print (pound)(pound)Under 21 till MMIDDIYYYY" in red or any other color desired by ISOS. Viisage can also automatically put a red or other color border around the image to indicate under 21 applicants.


              The Contractor must provide for up to six (6) unique header colors. At the present time there is expected to be a need for a total of three (3) header colors used with the various DL/ID cards. The Contractor agrees that, should new initiatives or legislative requirements occur prior to implementation that require additional header colors, those shall be incorporated. A variety of text



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              descriptions will appear with each header color, to distinguish the type of card. These include but are not limited to Driver's License, CDL, CDL-School Bus, ID Card, Instruction Permit, and Temporary Driver's License. The Headers and header colors are expected to be for:

              .       DL/IDs for applicants over 21 years of age (blue).
              .       DL/IDs for applicants 18 to 21 years of age (yellow).
              .       DL/IDs for applicants under 18 years of age (red).

    Viisage Technology meets these requirements.  Viisage will provide up to six
    --------------------------------------------
    (6) unique header colors. Viisage understands that at the present time there is expected to be a need for a total of three (3) header colors used with the various DLIID cards. Viisage agrees that, should new initiatives or legislative requirements occur prior to implementation that require additional header colors, those will be incorporated. Viisage will also support a variety of text descriptions that will appear with each header color, to distinguish the type of card. Viisage understands that these include, but are not limited to Driver's License, CDL, CDL-School Bus, ID Card, Instruction Permit, and Temporary Driver's License. The Headers and header colors are expected to be for:

            .  DL/IDs for applicants over 21 years of age (blue).
            . DL/IDs for applicants 18 to 21 years of age (yellow). . DL/IDs for applicants under 18 years of age (red).

    As stated above, Viisage's card templates and template processing automatically processes the appropriate card based on the data received from the mainframe which Viisage assumes has parameter(s) to identify the card type to be made.


          1.15-B.4.d Front of the DI/ID Card

              The front of the DL/ID card shall contain the applicant's picture in color; the applicant's signature; the applicant's demographic information; social Security number; appropriate headers; the State Seal and State name; the Secretary of State's name; applicable classification, restriction, and endorsement codes; issue date; organ donor designation; a designation of whether it is an original, dupilcate, or corrected license and the number of those issued; expiration date; Image Workstation number; combined facility and application number; an optically variable device or overlay and other security features and background information designated by ISOS. See Attachment "C" for current DL/ID card content requirements.

    Viisage Technology meets this requirement.  The front of the DL/ID card will
    ------------------------------------------
contain data required by RFP and Attachment "C"

            .  The applicant's picture in color;
            .  The applicant's signature;
            .  The applicant's demographic information;
            .  Social Security number;

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            .  Appropriate headers;
            .  The State Seal and State name;
            .  The Secretary of State's name;
            . Applicable classification, restriction, and endorsement codes; . Issue date;
            .  Organ donor designation;
            . A designation of whether it is an original, duplicate, or corrected license and the number of those issued;
            .  Expiration date;
            .  Image Workstation number;
            .  Combined facility and application number;
            . An optically variable overlay hologram and if desired by ISOS a ghost image, and
            .  Background information designated by ISOS.


               The picture must be an (pound)P. above the shoulder" picture of the applicant, and should be approximately 1-1/4" in width and 1-1/2" in height. The picture will appear on the right hand or left hand side of the DL/ID card. The system must be capable of printing the picture anywhere on the DL/ID card, to accommodate possible future design changes. A border must appear around the outside edge of the picture. A beveled or similar distinctive border that more clearly shows any attempt to substitute a picture is desirable.

    Viisage  Technology  meets this  requirement.  The picture image on the card
    ---------------------------------------------
    will be an uabove the shoulder" picture of the applicant, and will be approximately 1-114" in width and 1-112" in height. The picture will appear on the right hand or left hand side of the DL/ID card. The system will be capable of printing the picture anywhere on the DL/ID card, to accommodate possible future design changes. A border will appear around the outside edge of the picture. Viisage understands that lSOS desires a beveled or similar distinctive border that more clearly shows any attempt to substitute a picture. Viisage will make its best effort to meet the desired requirements and work with ISOS to design the a highly appealing and secure card.


              ISOS processes DL/ID cards that are to be issued without pictures at 1505 headquarters. The words "Valid without Photo" or "Valid Without Photo and Signature" must appear in the area where the applicant's picture image would normally appear. The contractor must work with ISOS to develop a mutually agreeable method of handling these DL/ID cards.

    Viisage  Technology meets this  requirement.  Viisage  understands that ISOS
    --------------------------------------------
    processes DL/ID cards that are to be issued without pictures at ISOS headquarters. The words "Valid without Photo" or "Valid Without Photo and Signature" must appear in the area where the applicant's picture image would normally appear. Viisage will work with ISOS to develop a mutually agreeable method of handling these DL/ID cards. Viisage has supplied systems to several other States with similar requirements. A special template

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    can be developed to print such cards provided that data indicating this type of card is required to be printed is supplied by the mainframe application (this is not a Viisage system constraint but provides consistent capability to only print cards that the mainframe application issues requests to print).


              The type of DL/lD Card must be presented in the DL/ID card headers. The presentation of date of birth, applicant name, and DL/ID card expiration date must be distinctive3 presented as larger, darker text and/or with distinctive background colors. If the applicant is under 21 years of age, the phrase "Under 21 Until MO/DAY/YEAR" shall appear with a distinctive form, color, ancilor font.

    Viisage Technology meets this requirement. The type of DL/ID Card will be
    -----------------------------------------
    presented in the DL/ID card headers. The presentation of date of birth, applicant name, and DL/ID card expiration date will be distinctive, presented as larger, darker text and/or with distinctive background colors. If the applicant is under 21 years of age, the phrase under 21 Until MO/DAY/YEAR" will appear with a distinctive form, color and/or font. If applicable the word "DONOR" will appear next to the picture, written upward along the side of the picture, directly outside of the border. Its size and/or color and/or font will make it readily visible. Viisage will work with ISOS to agree on the layout and design of the card and obtain lSOS approval on the final card design.


              The signature must be a smooth reproduction of the applicant's signature, shall be horizontal, and shall not be jagged in appearance. The signature shall overprint on a portion of the applicant's picture as long as signature readabillty is not diminished.

    Viisage Technology meets this requirement.  After the portrait is captured,
    -----------------------------------------
    the system will display the screen below to capture the signature. The signature image capture process begins with the Customer signing his/her name in a box on a "signature" card provided by Viisage. The signature cards are slips of paper intrinsically capable of being used by right or left handed as well as disabled individuals. After completing the signing process the Customer hands the signature card to the operator who inserts the card into the signature capture window located at the back of the Sensor Mast assembly.

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    The signature image is immediately displayed as live video on the workstation display screen. The signature image display window preserves the four to one aspect ratio of the signature digitizing area and as displayed is just less than half the width of the operator monitor. The operator may through the use of the "Up", "Down', "Left' and "Right' arrows on the keyboard position the signature optimally in the signature capture window. Once the signature is frozen and aligned in the center (by the arrow keys), the operator may accept or exit the signature capture process. The signature is captured as the applicant signed it on the card and Viisage believes is a smooth reproduction of the applicant's signature. It is horizontal (as shown on the screen above), and is not be jagged in appearance. The signature will overprint on a portion of the applicant's picture as long as signature readability is not diminished. Prior to final card design approval Viisage will print sample cards for ISOS acceptance.


              A 1-D bar code must appear on the front or the back of the DUID card, and shall contain the DUID number and expiration date. Final location will be approved by ISOS as part of final design.

    Viisage Technology meets this requirement. A ID bar code will be printed on
    -----------------------------------------
    the front or the back of the DLIlD card, and will contain the DUID number and expiration date. Viisage agrees that the final location will be approved by ISOS as part of final design.


              The 1-D bar code shall be of a type that offers maximum utilization opportunities for retailers, using existing 1-D bar code readers currently available to and/or in widespread use by retailers.

    Viisage Technology meets this requirement.  The 1-D bar code will be of a
    -----------------------------------------
    type that offers maximum utilization opportunities for retailers, using existing I-D bar code readers currently available to and/or in widespread use by retailers.

     1.15-B.4.e Back of the DIIID Card

              The back of the DUID card shall contain the explanation of any classification and/or endorsement and/or restriction codes which appear on the front of the DUID card and which are unique to the applicant There will be up to two (2) unique classification codes, five (5) unique endorsement codes, and eight (8) unique restriction codes on a DUID card.

    Viisage Technology meets this requirement. The back of the DUID card will
    -----------------------------------------
    contain the explanation of any classification and/or endorsement and/or restriction codes which appear on the front of the DUID card and which are unique to the applicant. Viisage understands that there will be up to two
    (2) unique classification codes, five (5) unique endorsement codes, and eight (8) unique restriction codes on a DUID card. Viisage assumes that this data will be provided by ISOS and Viisage will works with ISOS to select the appropriate font type and size to print the data on the back of the card.

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              The DUID card must contain an encrypted two-dimensional (2D)
              bar-code that contains the text information appearing on the front of the DUID card For the samples, the 2D bar code shall appear on the back of the card. Final location will be approved by lSOS as part of final design. The back of the DUID card must be printed in true black to maintain maximum readability (paragraph added per RFP addendum).

    Viisage Technology meets this requirement.  The DLIID card will contain an
    -----------------------------------------
    encrypted two-dimensional (2D) bar-code that contains the text information appearing on the front of the DL/ID card. Viisage has supplied samples with the 2D bar code on the back of the card. Viisage agrees that the final location will be approved by ISOS as part of final design. The back of the DUID card will use a pure black resin to print in time black to maintain maximum readability.


              The text required by Illinois law (See Attachment D) regarding organ donation, the Anatomical Gift Act, and medical information, all of which appears on the current Illinois DUID card, must be included. The back of the DUID card must include a writable surface in an area for the applicant and two witnesses to manually write the designations and names as required, and a writable surface for blood type/Rh Factor and for possible additional code restrictions described in Attachment C.

    Viisage Technology meets this requirement. Viisage understands that the text
    -----------------------------------------
    required by Illinois law regarding organ donation, the Anatomical Gift Act, and medical information, all of which appears on the current Illinois DLIID card, must be included and Viisage agrees that it will be included. The back of the DUID card will have a writable surface in an area for the applicant and two witnesses to manually write the designations and names as required, and a writable surface for blood typelRh Factor and for possible additional code restrictions described in RFP Attachment C. Viisage will provide cards with writable surface on the back of the card and will work with ISOS to meet these needs as well as printing endorsement, restrictions and medical code data on the back. Since the State also desires a 2-D and/or a 1 -D barcode on the back, Viisage and ISOS will work together to meet these and other needs within the real estate available on the back along with providing an esthetically pleasing card to the applicants.


              It is required that the samples submitted with the Bidder's proposal contain all of the required back printing.

    Viisage has provided sample cards which contain all the required back printing and understands that this is only to evaluate the capability the final design will be approved by ISOS.

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              1.15-B.4.f DLIID Card Durability and Security

              A. Card Life: DUID cards must be guaranteed to last a minimum of ten (10) years. A small percentage of DUID cards currently issued are valid for up to ten (10) years. Other DUIDs may be kept for as many as nine years under currently envisioned renewal initiatives.


    Viisage Technology meets this requirement.  The DUID cards are guaranteed to
    ------------------------------------------
    last a minimum of ten (10) years under normal use. Viisage understands that a small percentage of DUID cards currently issued are valid for up to ten
    (10) years. Other DLIIDs may be kept for as many as nine years under currently envisioned renewal initiatives.


              The color picture image must remain stable and survive intact under conditions of strenuous wear and tear and must not significantly deteriorate or discolor during the ten (10) year life of the DUID card, nor shall the front printed matter significantly deteriorate or become illegible in that period of time. The Contractor will not be paid for any cards that are produced to replace cards that have not met the ten (10) year life requirement

    Viisage Technology meets this requirement.  The color picture image will
    -----------------------------------------
    remain stable and survive intact under conditions of strenuous wear and tear and will not significantly deteriorate or discolor during the ten (10) year life of the DUID card, nor will the front printed matter significantly deteriorate or become illegible in that period of time. Viisage understands that it will not be paid for any cards that are produced to replace cards that have not met the ten (10) year life requirement.


              B. Other Characteristics: The applicant's image, signature and demographic data shall be electronically captured, digitized, and transferred to the imaging materials so that they cannot be removed or altered without being readily detected under normal viewing conditions.


              Bidders are required to submit detailed information on those characteristics, materials, and features which are provided in their proposed DUID card for protection against various forms of counterfeiting, alteration or substitution of images, or data, or duplication of the entire DUID card. Each DUID card issued shall be of such material and design to prevent its reproduction or alteration without being readily detected.

    Viisage Technology meets this requirement.  The applicant's image, signature
    -----------------------------------------
    and demographic data will be electronically captured, digitized, and transferred to the imaging materials so that they cannot be removed or altered without being readily detected under normal viewing conditions.


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    The DUID cards are manufactured at the imaging workstation using dye sublimation ribbons and the 3M D12500 Secure Card materials (Receptor Film and Security Substrate). The DUID card is manufactured in a one step process in the printer and delivered to the operator ready for issue to the Customer.

    The DUID card information is applied to the Receptor Film (front) and the Security Substrate (back) during the personalization process using a dye sublimation printer. The dyes penetrate the surface of the card and cannot be completely removed without destroying the surface of the card. The dye sublimation process can incorporate virtually any combination of text and images in full color anywhere on the front surface of the card. The black panel ribbon used to print the back surface of the card can likewise print any combination of text and graphic on the back of the card in black. The Customer data including demographic data, portrait and signature will be overlaid with state specific images to create a document layout that is very difficult to forge.

    The 3M D12500 Secure Card is a transparent, multilayer material with a customized security pattern that is visible under both normal and retroreflective viewing conditions. Under normal ambient lighting conditions, the customized security pattern or logo will vary in color and intensity depending on the viewing angle. When viewed head on with a focused light source such as a hand held verifier, the logo or pattern appears a 5 retroreflective image.


              The proposed DUID card shall incorporate one or more special security feature that allow verification of the authenticity and integrity of a DUlD card under normal viewing conditions without a lengthy detailed examination or special equipment Microprinting of other covert features may also be proposed as secondary security features.

    The 3M D12500 Secure Card has three security features. The security features are customized for each application and customer. The overt feature (eye visible) has selective coverage and the covert feature (ultraviolet) repeats across the entire document.

    The first feature is a customized eye visible image (overt feature) that when viewed in ambient light conditions will exhibit a change in appearance as the viewing angle is changed. The change in appearance will be a shift in color intensity or reflectivity.

    The second security feature is the eye visible feature which will retroreflect back to the eye when using a retroviewer. This second security feature becomes readily observable when examining the document under retroreflective lighting. The use of a collimated light source (hand held or desk top verifier) is the recommended method for examining the documents. The overt feature will retroreflect under these lighting conditions.

    The third security feature is an ultraviolet (UV) pattern under the lens layer. This feature is a repeating pattern of the eye visible feature but will only be detectable under UV light. The UV feature secures the free Image Receptor Film prior to lamination and is the third authentication feature for the laminated Secure Card. The UV fluorescent

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    pattern will be visible under black light conditions (365 mm wavelength) and repeats across the entire document.

    Tampering with the laminated document will result in visual damage and/or destruction of the card. Duplication of the document using a color copier will fail to reproduce,the change in appearance of the overt feature (color or reflective shift) that typically occurs as the viewing angle is changed. Also, in a duplicated document, the overt feature will not retroreflect and the covert feature will not appear under a UV light source.

    Viisage has delivered systems that incorporate ghost images of the Customer, document headers including specific color schemes and images, state flags, registrar signatures, organ donor/living will symbols, one and two dimensional bar codes etc. Any and/or all of these features may be over or underlaid in a document layout to make the DLIID card more difficult to forge.

    After the dye sublimation printing process is complete, the Receptor Film and the Security Substrate are fused together to create a single card. The security features will provide superior protection against counterfeiting and duplication of the entire document


              C. Optically Variable Security Feature: The DUID card must be protected from duplication, alteration, and substitution of the picture image, by using an optically variable security feature. This security feature must not create otherwise unusable space on the DUID card or distort or obscure any of the information contained on the front of the DUID card, including the picture image. The optically variable security feature should be positioned on the DUID card to cover at a minimum part of the birth date area and picture image. When viewed from different angles, the security feature must change color or image or both in order to protect the DUID card from fraudulent dupilcation, including attempted fraud with color photography or color laser copiers. The image/color change must be apparent to the human eye without the need for special training or use of a special device. The security image/color change shall readily show distortion or destruction in the graphic design and to the DUID card including information on the DUID card if an attempt is made by application of heat or other means to separate the laminate/seal form the DUID card, or to alter the DUID card information.

              The materials used to create the optically variable security feature shall not be available to the public. Its design shall be unique to Illinois. The security feature must be incorporated into the card as part of the printing process.

    Viisage Technology meets these requirements.  The 3M D12500 Secure Card is a
    -------------------------------------------
    transparent, multilayer material with a customized security pattern that is visible under both normal and retroreflective viewing conditions. Under normal ambient lighting conditions, the customized security pattern or logo will vary in color and intensity

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    depending on the viewing angle. When viewed head on with a focused light source such as a hand held verifier, the logo or pattern appears a 5 retroreflective image.

    The 3M D12500 Secure Card has three security features. The security features are customized for each application and customer. The overt freature (eye visible) has selective coverage and the covert feature (ultraviolet) repeats across the entire document.

    The first feature is a customized eye visible image (overt feature) that when viewed in ambient light conditions will exhibit a change in appearance as the viewing angle is changed. The change in appearance will be a shift in color intensity or reflectivity.

    The second security feature is the eye visible feature which will retroreflect back to the eye when using a retroviewer. This second security feature becomes readily observable when examining the document under retroreflective lighting. The use of a collimated light source (hand held or desk top verifier) is the recommended method for examining the documents. The overt feature will retroreflect under these lighting conditions.

    The third security feature is an ultraviolet (UV) pattern under the lens layer. This feature is a repeating pattern of the eye visible feature but will only be detectable under UV light. The UV feature secures the free Image Receptor Film prior to lamination and is the third authentication feature for the laminated Secure Card. The UV fluorescent pattern will be visible under black light conditions (365 mm wavelength) and repeats across the entire document.

    Tampering with the laminated document will result in visual damage and/or destruction of the card. Duplication of the document using a color copier will fail to reproduce the change in appearance of the overt feature (color or reflective shift) that typically occurs as the viewing angle is changed. Also, in a duplicated document, the overt feature will not retroreflect and the covert feature will not appear under a UV light source.


              D. 2-D Bar Code: The DUID card shall be protected against counterfeiting and alteration by means of an encryption system using a high-density two-dimensional (2-D) bar-code printed on the DUID card. The bar-code shall contain the text on the front of the card. The AAMVA Best Practices Recommendations For The Use Of Bar-Codes must be followed.

              Since AAMVA does not currently have a specific recommendation for method of encryption, the Bidder will recommend a method in their response. At the time of implementation, the Contractor will supply either the AAMVArecommended method if there is one, or an encryption method approved by ISOS. The Bidder must explain in their proposal the structure of their 2-D bar-code and the approximate amount of space it will occupy on the back of the DUID card.

Viisage Technology meets these requirements.  The DUID card will be protected
-------------------------------------------
against counterfeiting and alteration by means of an encryption system using a high State of Illinois Digital Dnver Licensing System 120

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density two-dimensional (2-D) bar-code printed on the DL/ID/ID card. The bar-
code will contain the text on the front of the card. The AAMVA Best Practices Recommendations For The Use Of Bar-Codes will be followed. Since AAMVA does not currently have a specific recommendation for method of encryption, VIsage will supply either the AAMVA-recommended method if there is one1 or an encryption method approved by 1505.

The DL/ID card will be protected against counterfeiting and alteration by means of an encryption systems using a high-density two-dimensional (2-D) bar-code printed on the back of the DL/ID card. Viisage's method of encryption will be provided after contract award to retain the security/integrity of the data and card. The bar-code will also contain the demographic data and, if required by the ISOS, may contain color or B&W picture image of the Customer. The AAMVA Best Practice Recommendations for Use of Bar-Codes will be followed.

If this option is selected, the 2-D bar-code will be constructed using the PDF4I 7 encoding method. The data structure of the bar-code will adhere to the AAMVA Best Practices Recommendations. The bar-code will employ an AAMVA compliant header and subfile designators. The bar-code header and subfile format is described in Appendix B of the AAMVA Best Practices Recommendations. Following the header and subfile designators will be the subfile containing the cardholder's demographic data as displayed on the front of the DL/ID card. This subfile data will consist of 17 fields. Each field will be preceded by a one byte Data Element Separator and its own unique two byte field identifier. These data fields will consist of the following: ID Number, Name, Street Address, City, State, Zip Code, Sex1 Height, Weight, Hair, Eyes, Class Code, Restriction Codes, Endorsement Codes, Date of Birth, Date of Issuance, and Date of Expiration. The demographic data subfile will be concluded with a one byte segment terminator. A second subfile may follow and contain a compressed/encrypted B&W or color picture image (if selected).

The size of the bar-code is dependent on' the amount of data encoded, the error correction level, module width and module aspect ratio. A module is the smallest element of the PDF4I7 symbol. In order to minimize size and not compromise readability a correction level of three, a module width of .01 inches and a height to width aspect ratio of 2:1 were chosen. When encoding 200 bytes of demographic data without a picture, a bar-code size of 2.05" wide by .40" high is obtained. A 650 byte compressed B&W picture is combined with the 200 bytes of data to obtain a bar-code size of 3.07" wide by 1.02" high. Replacing the B&W image with a 750 byte compressed color picture results in a bar-code size of 3.07" wide by 1.12" high. The width by height dimensions may be varied by changing the number PDF4I7 symbol columns. If the width by height dimensions chosen are changed, the overall area the bar-code occupies should remain approximately constant.


              E. Samples: Bidders are required to submit sample DL/ID cards, as specified in these RFP requirements, and submit an independent testing laboratory evaluation of the DL/ID card material composition, durability, and security. Samples shall include examples of placement of the picture on both


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              the left and the right hand side. If the proposed samples
              submitted cannot fulfill durability and security requirements of ISOS stipulated in this RFP, 1505 may reject the proposal solely on this basis.

Viisage Technology meets this requirement. Visage has submitted sample DL/ID
-----------------------------------------
cards, as specified in the RFP requirements1 and has submitted an independent testing laboratory evaluation of the DL/ID card material composition, durability, and security. Samples include examples of placement of the picture on both the left and the right hand side. These samples and the report are included in the proposal response.


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1.15-B.5 TRAINING

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 9.00 of the RFP.


          1.15-B.5.a General Considerations

              The Contractor must provide all training, both for the initial implementation and follow-up training as needed with advances in technology. Initially, in implementing the system, the Contractor must provide sufficient framing sessions for approximately 850 ISOS facility personnel on the full use of the Image Workstation and DL/ID card issuance process. This initial training shall take place at a minimum of (4) locations Statewide. Currently, it is expected that these sites will be in Marion, Springfield, Peoria, and Hillside. The 1505 personnel involved must have their initial training take place within 10 working days of the implementation in their facility. In addition, the Contractor must provide 8 hours of on-site training in the facility, on the work day of and/or first work day following installation of Image Workstations.

Viisage understands and will comply.
-----------------------------------


              ISOS will provide the training sites or classrooms and pay the travel expenses for ISOS personnel. The final location and number of framing classes to be conducted at each site as well as dates and times for each session shall be approved by ISOS. The training sessions shall not impede or disrupt the work flow or operational functions being conducted in any facility during training sessions. The final Training Plan, including training content, length, format, instructors, and materials, methods and supplies used shall be subject to prior ISOS approval.

Viisage's training manager will work closely with ISOS to develop a Final Training Plan to be completed as specified by ISOS upon contract award. The plan will incorporate ISOS's feedback and additional information, results of the needs assessment, and finalized information for the overall project plan. The Final Training Plan will update all aspects of the Training Plan including training content, length, format, instructors, materials, methods and supplies used, schedule and support. In addition, it will detail any training options that ISOS has selected.


              All Contractor-provided personnel involved in training must be thoroughly familiar with ISOS system prior to being involved in any training of 1505 personnel. A sufficient number of trainers and equipment, supplies and materials must be provided by the Contractor to meet framing needs .

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All the Viisage's personnel involved in training is thoroughly familiar with various models of Digitized Driver Licensing system, including Central Production and Over-the-Counter versions. Before active involvement in training for the state of illinois1 Viisage's training personnel will be instructed on details and specifics of ISOS system. Viisage will provide enough training equipment, supplies, and materials to meet training needs of ISOS personnel.


         The Contractor must provide training for a minimum of 20 ISOS personnel on the complete operations of the Central Image System if it is Contractor-provided. This training shall take place where the Central Image System is located. Training must be offered during four separate work shifts which Includes two night shift.

Viisage understands and will comply.
-----------------------------------


         If a Central Issuance System is implemented in the term of the contract, the Contractor must provide training for a minimum of 20 1505 personnel on the full use of the System. This training shall take place where the Central Issuance System is located.

    Viisage understands and will comply.
---------------------------------------


          1.i5-B.5.b Training Plan

              The Bidder will provide detailed plans for all initial and ongoing training. The following information must be included regarding the proposed training:

                    . Description, including content and duration, of the initial training
                    .  Description, including content, of on-site framing
                    .  Description of the refresher training
                    .  Detail the type of follow-up training plan
                    .  Qualifications and experience of instructors
                    . The maximum number of students to be included in a class
                    . Description of any training methods and materials to be used

Viisage Technology believes that training is a key element to the success of the proposed ISOS Driver Licensing System. To ensure a thoroughly trained staff and a smooth implementation, Viisage's experienced training team has developed the following Preliminary Plan to identify overall training goals, individual training deliverables, and tentative schedules.

Needs Assessment - Immediately following contract award, Viisage's training team will begin implementation of the Training Plan with a Needs Assessment. Viisage will perform the Needs Assessment by doing the following:

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               1. Speaking with the State individual(s) responsible for
                  training.
               2. Spending time on site at the DSD facilities locations,
                  observing and speaking with employees who will actually use the new system.
               3. Working with other key team members to identify project constraints.

    In a process of needs assessment the Viisage training team will do the following:

               1. Clarify its understanding of State's training objectives and priorities.
               2. Identify any unanticipated or underestimated training needs.
               3. Identify and address any issues or concerns.
               4. Preview the State provided training facilities.
                  Historically a minimum room size of 30' x 40' enhances the student productivity in the training class.

    The results of the needs assessment will be reflected in the Final Training Plan.

      Description, including content and duration, of the initial training
     ----------------------------------------------------------------------


As requested in Illinois RFP Viisage's training team will provide sessions of initial training for approximately 850 ISOS facility personnel at four regional sites on the full use of the Image Workstation and DL/ID card issuance process.

Following is an outline and description of the DDL Workstation Over-the Counter Operation and Minor Maintenance Training Course including intended audience, prerequisites, course goals, course overview, number of instructors, class size, format, duration, accompanying materials, class outline, measurement techniques and expected outcome.

Viisage will provide the following hands-on training for ISOS Facility Personnel in the use of the DDL over-the-counter image capture production workstations:

         . Train approximately 850 ISOS Facility Personnel to capture, store, and transmit portrait and signature images and produce DDL/ID cards. . Conduct initial training of DDL Workstation Over-the Counter operation at 4 regional sites designated by ISOS.
         . Provide minor maintenance training so that ISOS operators can identify and resolve problems quickly and efficiently.
         . Provide on-site training at each facility on the work day of and/or first work day following installation of Image Workstations.
         . Provide one (1) Operator's and Training Manual and all updates to each ISOS operator for their use at the training.
         . Provide on-going operator training and support, as will be agreed upon by Viisage and ISOS.
         . Minimize the impact of training efforts on the ISOS's operation.

Following Tables are the Training Outline (Table 1) and Course Description (Table 2) of the Digital Driver Licensing Workstation Operation and Minor Maintenance Training Course, including intended audience, prerequisites, course goals, course overview,

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number of instructors, class size, format, duration, accompanying materials, class outline, measurement techniques and expected outcome.

TABLE 1 - TRAINING OUTLINE
--------------------------------------------------------------------------------
Intended Audience: Approximately 850 ISOS facility personnel

Prerequisites: Primarily designed for users with no technical expertise. However, basic PC/computer skills are desired.

Goal: The goal of the initial training is to give all users:

  1. Instruction in every aspect of the DDL system's normal daily operation and maintenance.
  2. Opportunity to develop confidence through practice prior to implementation.

Overview: The DDL System is easy to learn and operate. This course will provide:

    . An overview of the technology updates occurring in the DDL workstation and how they will affect the operator's work process

    . A step-by-step  explanation of the DDL's system  operation

    . Minor preventive and remedial maintenance
    . An introduction to handling simple problems and exceptions.

Class Size: Approximately sixteen (16)
Instructors: One (1) and one (1) assistant per class.
Format: Lecture/lab/demo
Duration: Eight (8) hours (includes instruction and hands-on practice)
Materials: Overhead slides, videotape, and an operator's manual for each student's use.
Equipment: Viisage will provide two (2) complete training systems for each class. Expected Outcome: Upon successful completion of the course, students will be able to do the following:

      -   Start up the system
      -   Capture a portrait and signature image
      -   View images
      -   Print a card
      -   Replace consumables including printer ribbon and card stock
      -   Identify problems and resolve or escalate, as appropriate
      -   Log off the system


Measurement: Each student will be required to capture a portrait image, print a card and replace printer consumables.
--------------------------------------------------------------------------------

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TABLE 2 - COURSE DESCRIPTION

--------------------------------------------------------------------------------
1.  Welcome

    - Introductions
    - Expectations
    - Overview of Agenda

2.  Introduction to System

    - Objectives of the project
    - Description of the new license
    - Description of the new system
    - Expected benefits to customers
    - Expected benefits to the employees
    - System Logon

3.   Capturing a Portrait and Signature Image

4.   Viewing an Image

5.   Printing a Card

6.   Maintaining the Printer

     - How to add more card stock
     - How to change the ribbon
     - How to change the overlay
     - How to change the clearing tape.

7.    Troubleshooting

     - Error messages
     - Other problems

8.    Logging out

9. Request for Course evaluation by filling the form. (Example of the form 3 follows)

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FORM 3- TRAINING EVALUATION FORM - Page 1

Viisage Technology Customer Training Course Evaluation

Course Name:                           Course Number:

Instructor:                            Today's Date:


--------------------------------------------------------------------------------

Your feedback about the quality and content of the course you have just completed is very important to us. This information will be used in our efforts to continuously improve Viisage's customer training programs.

    In the following two sections3 please use a scale of I to 5 to indicate your agreement or disagreement with each point.

I - Strongly Agree 2- Agree 3 - Neutral 4 - Disagree 5- Strongly Disagree

Course Content
--------------
--------------------------------------------------------------------------------
1.    Learning objectives for the course were clearly
      stated and achieved.                                         _________
--------------------------------------------------------------------------------
2.    Course outline and format were appropriate for
      the kind of information presented.                           _________
--------------------------------------------------------------------------------
3.    Written materials used were helpful in understanding
      basic ideas and concepts.                                    _________
--------------------------------------------------------------------------------
4.    Most of the subject matter covered by this course is
      relevant to my current job.                                  _________
--------------------------------------------------------------------------------

Quality of Instruction
-----------------------

--------------------------------------------------------------------------------
 5.   Instructor was well prepared and organized.                  _________
--------------------------------------------------------------------------------
 6.   Concepts and ideas were effectively communicated.            _________
--------------------------------------------------------------------------------
 7.   Participants were treated with respect, and had their
      questions answered thoroughly.                               _________
--------------------------------------------------------------------------------
 8.   Instructor used a variety of training methods to
      present information and teach the course.                    _________
--------------------------------------------------------------------------------
 9.   Class participation was enthusiastic and interactive.        _________
--------------------------------------------------------------------------------


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FORM 3- TRAINING EVALUATION FORM - Page 2

--------------------------------------------------------------------------------
Overall Evaluation
-------------------

What suggestions do you have for improving this course?

--------------------------------------------------------------------------------

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What part of the course was most useful to you? Why?

--------------------------------------------------------------------------------

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What part of the course was least useful to you? Why?

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What additional training would you like to see offered?

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Do you have any other comments or suggestions?

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             Description, including content, of the on-site training
             -------------------------------------------------------

As requested in Illinois' RFP Viisage's training team thoroughly familiar with both, the operational and technical aspects of the DDL system will provide on-site training sessions in the facility on the work day of and/or first work day following installation of Image Workstations. Following is a Form 4 of the On-site Course Description.

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TABLE 4-ON-SITE COURSE DESCRIPTION

--------------------------------------------------------------------------------
1.    Welcome

      - Introductions
      - Expectations
      - Overview of Agenda and Reminding of the Initial Training content.

2.    Introduction to System, considering

      - Overall Familiarity and Experience as a results of Initial Training
      - Objectives of the project
      - Description of the new license
      - Description of the new system
      - Expected benefits to customers
      - Expected benefits to the employees
      - System Logon

3.    Capturing a Portrait and Signature Image

4.    Viewing an Image

5.    Printing a Card

6.    Maintaining the Printer

      - How to add more card stock - How to change the ribbon - How to change the overlay
      - How to change the clearing tape.

7.    Troubleshooting

      - Error messages
      - Other problems

8.    Logging out
--------------------------------------------------------------------------------

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              Description of the refresher training
              --------------------------------------

Refresher training will be done on as needed basis with contents depending upon the scope of questions/problems experienced by facility personnel. If necessary on-site training content will be presented again to the person (s) in need.

Viisage will provide an Operator's Manual with each Image Workstation where in clear and simple way, step-by-step operation procedures will be presented.


              Detail the type of follow-up training plan
             --------------------------------------------

    Viisage will provide follow-up training for agreed upon purposes that may include:

         .    New-hire training
         .    Training on new equipment or new procedures
         .    Remedial training
         .    Technical training.

Note the following constraints and considerations:

         . Topics for additional training must fall within the scope of this contract
         . Scheduling of training is subject to reasonable lead times.
         . If agreed upon with ISOS, a training video may be used for refresher training.


              Qualifications and experience of instructors
              ---------------------------------------------

Training Team - Viisage's teamwork approach to program management extends to training. A Training Manager, Ms. Kathleen Camire, has already been identified for the ISOS DDL project. Ms. Camire has begun working closely with Walter Krepcio, the Program Manager, and other team members to develop this preliminary training plan in support of the overall program goals and in coordination with all other aspects of the project.

Ms. Camire brings 15 years of technical and training experience to the ISOS DDL program including the design, writing, management and delivery of curricula, training materials, training videos, and special training for disabled adults. Most recently, she was responsible for delivery, training and curriculum development for the North Carolina Division of Motor vehicles Digitized Driver's License System. Previously, she was the Training Manager for the Massachusetts Registry, Ohio Bureau of Motor Vehicles' Digitized Driver's License Systems, and Arizona Motor Vehicles Division's Digitized Driver's License System. Ms. Camire's experience is detailed in her resume in Section 1.15-K.

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Viisage's Training team consists from the highly knowledgeable, professional, and thoroughly familiar with the system personnel of Viisage and Data Systems Network Corp. employees.


              The maximum number of students to be included in class:
              -------------------------------------------------------

Please refer to Training Outline segment of this 1.1 5-k Section for requested information.


              Description of any training methods and materials to be used:
              ---------------------------------------------------------------

Method of Training - Viisage Technology Training Methodology is referred to as "Experiential Learning". Experiential Learning or "Learning By Doing" is a process that allows maximum learner involvement This level of involvement promotes understanding, which leads to a successful transfer of learning back to the workplace. Experiential activities fulfill a variety of needs:

         .    Improve Communication
              -------
         .    Assess Personal and Group Goals/Performance
              ------
         .    Enhance Problem Solving through Sharing of Information
              -------
         .    Transfer Learning from the Classroom to the Workplace Effectively.
              --------

The "Learning By Doing" method combined with the "Lecture" method, used to explain how to use and understand the Operator's Manual, plus providing a "Question and Answer Session" has proven to be a very successful methodology for Viisage when doing similar training for other Divisions of Motor Vehicles personnel. This methodology is also applied to any on-going training support.

In a process of curriculum design Viisage defines scope of the future training objectives. Based on the Customer's RFP requirements Viisage outlines preliminary plan of contents to cover. It based, but not limited to the following:

         .    Training objectives
         .    Detailed description of initial class including:

              - Content and course outline
              - Goals and anticipated outcomes
              - Expected duration
              - Number of MVD Personnel
              - Number of instructors
              - Materials to be used

         . Experience and qualifications of training team members
         . Descriptions of installation day support and ongoing support . Sample documentation and training tools.

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         1.15-B.5.c Training Materials

            A detailed list of the tasks and steps an Operator must perform daily to issue DL/ID cards must be part of training materials. A sample of training materials must be provided with the Bidder's response. It must include an outline of the training, and a summary of the knowledge and skill areas required by ISOS personnel, which must be addressed in training. A sample of the Operator's manual must be provided with the Bidders response. If an existing Contractor-developed training manual or operator's manual for a similar system is substantially the same in content and format, and if the Contractor chooses to offer them as examples of the manuals to be developed for Illinois, they may be provided as the samples. They must be accompanied by supplemental material describing any planned modifications or additions for Illinois.

            The Contractor must provide a minimum of one Operator's Manual for each Image Workstation provided. The Operator's Manual must include all information required for operating the Image Workstation, issuing a DL/ID card, and troubleshooting the Image Workstation.

            The Contractor must also provide ISOS a minimum of 3 sets of current documentation on the complete operations of the Central Image System if the system is supplied by the Contractor to ISOS.


Viisage's training team will plan, research, develop, and produce the following training materials:

         . Overhead slides for each course
         . An operator's training and maintenance manual for each student . enrolled in the DDL Course.
         . An operator's manual will be provided with each workstation.

A copy of the overhead slides will be provided to ISOS for its use.

Included in this Response (A-2 of Appendices Section) - is a sample Operator's and Training Manual. This is the Operator's and Training Manual Viisage published for the North Carolina Department of Transportation/Division of Motor Vehicles Digital Driver Licensing System. After proposal award, a customized training manual for ISOS will be published by Viisage.


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         1.15-B.6 TESTING AND IMPLEMENTATION

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 10.00 of the RFP.


         1.15-B.6.a General Considerations

            Bidders must submit a detailed, specific workplan and installation schedule with their proposal that provides for testing and a phased-in statewide implementation. These must comply with all dates provided on the Key Date page or elsewhere in this RFP.

This installation plan addresses the following issues:

         .    Facilities and Equipment
         .    Transportation
         .    Site Surveys
         .    Scheduling
         .    Installation


Facilities and Equipment

The central distribution depot for all deliverables will be located in Springfield. Equipment will be received and staged at this facility prior to being transported to its ultimate destination by the installers. Staging involves a mock system set-up in which equipment that is especially delicate, particularly computers and printers, is configured and exercised. This process minimizes set-up time on site and also ensures that any shipping damage and other malfunctions are found and corrected before equipment is brought into customer facilities.


Transportation

Equipment will be shipped from Viisage Technology in Massachusetts via commercial carrier, and, with the exception of central image system and pilot workstations, all equipment will be sent to the Viisage's central distribution depot in Springfield. It is anticipated that installers will arrive by commercial airlines.

Mobility for people and equipment within Illinois will be in the form of rental cars or minivans. 3 minivans, each with a capacity of at least 3 complete workstations, will be operated by the installers and will be dispatched from Springfield with a 3-day supply of parts and spares.

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Site Surveys

Site surveys will be conducted at every ISOS driver licensing facility1 using Attachment 1 as a guide. Thorough surveys are necessary for several reasons. In many cases they serve to introduce the end user to the concept of processing driver licenses using the new system. location and site conditions can be verified and examined in detail. If conditions are not suitable for satisfactory operation of the workstation to be installed, the discrepancies are identified and recommendations are made for corrective action. Finally1 the optimal cabling and installation strategies can be determined prior to arriving at the site for the actual installation: saving time and avoiding confusion.

2 people will each dedicate the 3 week period between 26 JAN 98 and 13 FEB 98 to surveying each driver license facility in Illinois: at a rate of about 5 sites a day per person. It should be noted that where an existing counter or piece of furniture is used to install the imaging workstation, a 4-inch square hole may have to be cut through the top to attach and power the camera tower, and a 2-inch-diameter circular hole may have to be drilled to route other cables.


Schedule

Please refer to Appendices Section for Installation Schedule developed with geographic considerations to minimize travel and facilitate training. Installations will ordinarily take place during the afternoon and evening, so that camera set-up does not interfere with normal operations; however, preliminary work such as unpacking equipment or laying cables should be done before the close of business so that the installation is completed as early as possible in the evening. Upon contract award, Viisage technology will review this schedule with ISOS to arrive at a mutually acceptable training and installation sequence.

The site surveyors will take time out from their survey schedule to install equipment at the pilot locations in the beginning of February 1998. After the pilot sites have performed satisfactorily, the bulk of the installations will begin on 20 April 1998 and be completed by 26 June 1998. Three locations will typically be completed each weekday evening. Each installation will normally be accomplished by 1 installer, but some of the first sites will be installed by 2 people to help shorten the learning curve.


Installation

Within 10 days prior to a license office going on line, its employees will have received formal classroom instruction in the operation and care of the new imaging workstation. Installers will arrive on site 2 or 3 hours before the office closes to the public on the day of the installation. This provides the opportunity to unpack equipment, assemble certain components, prepare cables, or do any other work which does not interfere with customer operations. Once the office is closed for business, the installers will place and electronically connect the workstation in its proper location and configure the system in accordance with the installation procedure that they will be issued.


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Once all system components are functioning, a prescribed number of test cards will be produced using data already built into the system. An installation completion certificate similar to the one shown as Attachment 2 will be filled out for each site, and when the installer and the ISOS representative are satisfied that the system is functioning properly, both will sign the installation section of the form. The installer will leave 'with the test cards and a copy of the completion certificate, but the original will remain at the site until the next workday so that the Viisage trainer and the ISOS representative can complete the implementation portion of the form after the first day of successful operation of the new system. The trainer will leave with the original installation completion certificate and leave a copy on site for the user.


              The Bidder shall develop and include as a part of their proposal a testing plan for their proposed System including a description of whether ISOS or Contractor personnel will be performing each task.

The scope of the testing plan centers around the Image Workstation and Central Image Server hardware and software components. Together these elements comprise the System that will be subjected to Development, Performance and Stress testing as outlined within the RFP. All test plans and test responsibilities will be approved in writing by ISOS prior to the start of any testing phase. ISOS and Viisage Technology's personnel will cooperate performing the testing procedures.


Testing Phases

A complete System will be provided by Viisage and attached to the ISOS Communications Network. Both Viisage and ISOS personnel will operate the System to assure its complete functionality and compatibility with the existing network. The development test phase is designed to demonstrate system conformance to technical specifications. It is during the development test phase that comprehensive test procedures are required and implemented. At the conclusion of development testing the System will be subjected to a minimum of fourteen (14) consecutive days of standard performance in accordance with the parameters established during the development testing phase. Subsequently the System will be subjected to Stress testing as defined in the RFP. Specific testing procedures are outlined as follows. The implementation of these procedures will performed concurrently between Viisage and ISOS. Viisage will accept ISOS direct participation in any area of choice.


Workstation Functionality

The purpose of this system is to use demographic data from mainframe, allow capture of portrait and signature image data of the customer/applicant and print DL/ID cards as required.

The Workstation will receive the customer data from the ISOS Host Computer and image files from the CIS. The transaction consists of a set of demographic data specific


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to the applicant and a set of BMV instructions indicating the type of credential to be manufactured. The system is operated by using several user interface screens. The objective of this task is to test the system in an environment that closely resembles a Facility operating environment, conduct testing to ascertain that the functionality meets the requirements identified.


Workstation Test Scope

Test Setup and Inputs:
         .     A fully configured workstation.
         .     Network installed.
         .     Application software installed.
         .     Customer demographic data available.

Actions/Outputs (Expected Results):
         .     Verification   of   general    specifications   for   Workstation
               components;  hardware (PC, Monitor,  Keyboard,  Sensor Mast, Card
               Printer and 9abinet) and software (layered products, Workstation application software).
         .     Network log-on.
         .     Security disk/log-on to Workstation.
         .     Successful link from mainframe (test records setup by ISOS).
         .     Receive data from mainframe and images (if images exist) from
               CIS.
         .     Successful capture of images and print DL/ID cards.
         .     Reprint and duplicate issue of DL/ID cards.
         .     Compression of data and writing on disk drives (hard drives on
               Workstation).
         .     Onward real-time transmission to image server.
         .     Image retrieval, decompression and display for viewing at
               Workstation.
         .     End of day report generation.


Workstation Testing Procedure

         .      Power on initialization: The workstation auto boots when power
                -----------------------
                is applied and network log-on is activated. The system requires a security disk for Ready/Log-on screen to appear after the following startup procedures are exercised correctly and the printer setup is completed. This task should be completed in ten
                (10) minutes after power up. (Excluding time for new software installation from CIS.) The following functions are exercised:
                1.      Start-up Process:
                    -   Connection to Network
                    -   Get new WS Software, if available (not in 10 min. time)
                    -   Purge File Process (if required)
                    -   File Copy Process (if required)
                    -   Workstation Log-on Procedure


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               2.     Security Floppy Disk Operation:

                  -   Security Disk: Test startup using DDL Workstation security
                      -------------
                      disk. Test using system without security disk.
                  -   Log-on: Test that the user is able to sign on the
                      ------
                      installed workstation. Test for good/bad log-on both for user and workstation. After successful log-on, be sure user removes the security disk prior to continuing further.
                  -   Change Password: Test that the user/operator is able to
                      ---------------
                      change their password.
                  -   Work accepted: DDL receives customer data from mainframe
                      -------------
                      for processing. User selects a single applicant from the queue and is ready to process it. The demographic data for applicant and type of DL/ID card is used by DDL to create DL/ID card.
                  -   License production: The following tasks are conducted:
                      ------------------

                      . Capture a Portrait: This test will allow capture of portrait data for an applicant using the application menu screens. Redo/unfreeze image if image is found to be not acceptable.
                      . Capture Signature: This test will allow capture of signature data for an applicant using the application menu screens. Redo/unfreeze image if image is found to be not acceptable.
                      . JPEG Compression: The composite image file definition will be as defined in the functional system specification. The images will be compressed using AAMVA standard.
                      . Create License Document: This test will allow operator to queue a DL/ID document for manufacture. Prior to data being sent to the printer, the operator will be required to input his/her ID/password. Card will not be printed until the ID/password is inputted to the Workstation. The test will be considered successful if the card is manufactured with mainframe provided information and acceptable quality. The card will be printed within 110 seconds (in a one step process) from the time the operator presses the key to save the picture and signature images and data transmission to the printer is started. The printer will print both sides of the card without manual intervention, i.e., manual flipping of card. The front of the card will contain the applicant's image in color, signature, demographic information, appropriate headers, and State indicia.
                      . Bar code: The DDL will print an encrypted bar code. The bar code will be read to ensure that data is displayed as defined. This bar code will be printed on the back. Also, on the back will be printed the applicant's classification, restriction and endorsement code(s).
                      . Complete Transaction: The test will allow operator to close out the capture transaction and return to workstation Transaction Queue screen. The next applicant will be able to be processed in twenty (20) seconds after the previous applicant's picture and signature image has been saved and sent for printing.


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                        .  Terminal Emulation: A hot key will be provided to
                           switch the DDL Workstation between licensing application and terminal emulation. The terminal emulation will allow the operator to use the workstation for main frame interaction. Viisage is not required to develop any screens for terminal emulation.

                  -   System Functions: The following functions will be tested:
                      ----------------
                      1.   Supervisor Functions:
                           .  Modify Operator
                           .  Set DDL Parameters
                      2.   Field Service Functions:
                           .  Modify a Field Engineer
                           .  Configure Workstation
                -     Loss of Network Error Handling:  Test network loss and
                      ------------------------------
                      display of appropriate screens to communicate error. Test when network is up and system is put back in on-line mode that it reconnects to network.
                -     Writing Image Files to Floppy: In case of non availability
                      -----------------------------
                      of network and floppy disk copy function being setup by Office Supervisor, the system will allow the image files not uploaded to the CIS to be written to 3 1/2" floppy diskette(s) for uploading to CIS. The Workstation functionality to write the Image Files to diskette(s) will be tested by verifying that the images captured during off-line mode are written to the floppy disk.
                -     Stand-alone Operations: In this test the system will not
                      ----------------------
                      be connected to a mainframe. Testing will be done to capture image data, accept it when complete. In this mode the system will not allow the user to create permanent credential documents. This image data will be kept for later production. The system will also be tested for being capable of reconnecting to the network, when it is changed to on-line mode.
                -     Image Retrieval and Viewing (Duplicate/Reprint DL/ID
                      ---------------------------------------------------
                      Cards): Test will be initiated by entering data to
                      ------
                      retrieve/view stored image data from CIS. The data will be decompressed and displayed on the screen. The system will allow using this image file to issue a duplicate or reprint a DL/ID card. An override function will be tested to allow the Supervisor to override the normal duplicate or reprint process and allow recapture of portrait and signature image of the applicant. If no image is found, a message indicating this condition will be displayed to the user.
                  -   Log-off:  System will be tested for regular log-off or
                      -------
                      end-of-day log-off which will initiate the end-of-day reports sent to CIS. These reports are:
                      . Number of DL/ID cards issued (daily, weekly, monthly and yearly).
                      . Number of cards rejected (daily, weekly, monthly and yearly).
                      . Number of images captured (daily, weekly, monthly and yearly).
                  - The summary report file will be written to DDL directory and sent to the image server.


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                  -   Powerdown Workstation: Powerdown test will be conducted
                      ---------------------
                      where the workstation will be checked for systematic powerdown process. If the Workstation is transferring images to CIS, a warning will be given which will be visual and audible that images have not been uploaded and not to turn off the Workstation. Once this notification is acknowledged, the Workstation will be put on stand-by-mode which will allow transfer of images. The stand-by mode will allow Workstation to operate without security disk but will not allow production of DL/ID cards without reentering the Operator ID and security disk.
                  -   Securing  Workstation  (optional):  The optional
                      ---------------------------------
                      Workstation cabinet will be secured/locked. The time required to close the Workstation will not exceed two (2) minutes.


Test will be conducted with complete power up of the system five (5) times. The main application (Licensing) will be run along with the CIS to meet the pilot testing acceptance successful standard of performance will be mutually agreed upon by Viisage and the ISOS. The system response for the following critical items will be measured.


--------------------------------------------------------------------------------
                    TASK                                          TIME
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Powerup/Log-on time                                         Five (5) minutes
--------------------------------------------------------------------------------
Print  DL/ID  after  capture of  picture  and               110 seconds
signature  image and start of  data transfer
to DL/ID card printer
--------------------------------------------------------------------------------
Process next customer after image capture of first          Twenty (20) Seconds
completed and data Twenty sent to printer
--------------------------------------------------------------------------------
End-of-day Procedure/Secure Workstation                     Two (2) minutes
--------------------------------------------------------------------------------

Verification of data, DL/ID cards, reports, storage and retrieval of data; compression, decompression, (image file size verification) transmission of image data (real-time to CIS), tracking/accounting reports, error messages, security procedures, and other tests previously outlined.


Central Image Server (CIS) Functionality

The CIS is the central storage facility for on-line "active" storage of applicant images. It is comprised of:

         .     On-line primary storage for the image files.
         .     Database application that provides for storage, retrieval and archiving of the image files.
         .     Automatic downloading of latest version of Workstation software to Workstations when they log onto the State Network.


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CIS will store more than one image file per customer/applicant. The system provides storage and retrieval of image files, finding images, and providing status reports.


CIS Test Scope

Test Setup and Inputs

         .     An actual DDL Workstation capable of transactions or files created to emulate transactions.
         .     A Central Image System fully configured installed to run the CIS software.
         .     Network installed and operational.
         .     CIS application software.
         .     Data/images available for use (live/on-line and files/disks).

Actions/Outputs (Expected Results)

The DDL software detects an image and will start an image transfer to CIS.

         .     Successful link to image server.
         .     Obtain files. The arrival of a file in the:
               -  Command directory of CIS
         .     Files are read from the command directory
         .     Successful storage of captured files in database.
         .     Delivering accounting information.
         .     Report generation.


CIC Test Procedure:

         .     Power-on  Initialization:  The CIS will auto boot  operating
               ------------------------
               system upon applying power. The operator then starts the CIS application which initializes the image server and establishes the network link.
         .     Log-on: Test the system log-on procedure to CIS.
               ------
         .     Communication with Controller: CIS will be connected to network
               -----------------------------
               controller through the existing network. The communication session with CIS will be tested.
         .     Download of Image  File:  DDL will  request  CIS to retrieve  and
               -----------------------
               download image file previously uploaded. The file will be downloaded over network indexed by the file naming convention (DL/ID number, social security number, date of birth and name).
         .     Upload of Image Files Over Network:  DDL will send a captured
               ----------------------------------
               image file to CIS in real-time. Arrival of file is detected by the CIS, the transaction will be considered successful when CIS stores the image.
         .     File Maintenance: Backup of the image server will initiate a
               ----------------
               purge cycle to clean up files which have been backed up.


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Communication Mechanism and Commands:
          .   Processing of files: The command processing procedure will perform
              -------------------
              the following tasks:
              -   Receive image data files from the Workstation.
              - Write the necessary data to the purge table (to enable workstation purging and archiving).
              - Delete all files from archive directory1 which are indicated as 'Archived' in the purge table.
              -   Form purge list for each workstation connected to CIS.
              -   Purge list to workstation.
          .   Processing of commands: This process will be tested for each
              ----------------------
              command found in the command directory
              -   Open and extract data from the command file.
              - Execute the appropriate stored procedure for the particular command.
              -   Write requested information to specific file.
              -   Requested information to specified workstation.
          .   Inbound Data and Commands: These can be on-line or off-line. The
              -------------------------
              processing of commands tested will include:
              -   Off-line Commands
                  . Image Data
                  . Accounting Command
              -   On-line Commands
                  . Retrieve Image Command
          .   Outbound Data: This test will deal with data being sent from CIS
              -------------
              and it will be processed on-line and off-line.
              -   Off-line Data
                  . Purge List (file management functions)
              -   On-line Data
                  . Image Data

         .    Download of Workstation Software: This test will enable automatic
              --------------------------------
              download of Workstation software to identified DDL using the ISOS provided network.

Console/User Interface: System administrative menu/functions will be tested.

         .     Network administration: Test will allow addition or deletion of
               ----------------------
               entry in Workstation management table.
         .     Reading Images From Floppies: The image server will be tested for
               ----------------------------
               reading Image Files from 3 1/2" floppy diskette(s).
         .     Database backup and administration: The backup procedure will be
               ----------------------------------
               tested. The backup may be accomplished with a stored procedure and the database tables will be backed up. Backup on optical disk will be tested.
         .     Process Management: User will be guided with a menu and prompts
               ------------------
               to assist through backup process.


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Viisage acknowledges the above requirements.
--------------------

               During development testing, the Contractor must provide ISOS with a complete System. The Image Workstation will be attached to the ISOS Communications Network for testing of the Contractor's System. 8oth Contractor and Contractor-trained ISOS personnel will operate the System to assure its complete functionality and compatibility with the ISOS Communications Network. Before development testing of the System begins, ISOS and the Contractor will agree on a list of test criteria that the System must pass before being deemed acceptable.

               The Contractor shall certify in writing to ISOS when the System is completely installed and operationaL At this time, performance testing will begin.

Viisage understands and will comply.
-----------------------------------

          1.15-B.6.e Performance Testing

               Performance testing shall end when the System has met the standard of performance for a period of fourteen (14) consecutive calendar days. The standard of performance shall mean the System operates in conformance with the Contractor's technical specifications (as set forth in the Contractor's operations manual for the System ordered which should not differ from the technical specifications stated in the Contractor's proposal), in conformance with this RFP, and in conformance to the mutually agreed test criteria.

Viisage acknowledges the above requirements.
-------------------------------------------


               If the System fails during a fourteen (14) day period, the Contractor will restart performance testing. The testing shall continue on a day-by-day basis until the standard of performance is met, without downtime, for a total of fourteen (14) calendar days. This must be accomplished within forty-five (45) consecutive calendar days.

Viisage understands and will comply.
-----------------------------------


               The System downtime is that period of time when any part of the System is inoperable due to failure of the hardware and/or software to operate in conformance with the specifications of the RFP, the test criteria, and the Contractor's proposaL The failure of the ISOS Communications Network to function properly during the testing will not be considered downtime unless the System causes such failure.

Viisage acknowledges an above statement.
---------------------------------------


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               Upon approval by ISOS of the System for performance testing, the
               Contractor shall provide a complete System to four sites for ISOS stress testing.

Viisage understands and will comply.
-----------------------------------

          1.15-B.6.f ISOS Stress Testing

               ISOS will conduct stress testing which will include testing of the ISOS Communications Network and applications. The window of operation for this stress testing will be within thirty (30) calendar days and must be error-free for seven (7) calendar days.

Viisage acknowledges an above statement.
---------------------------------------

          1.15-B.6.g Pilot Phase

               Upon approval of development, performance and ISOS stress testing of the System, designated Facilities or mobile sites (minimum two to possibly six) will be selected for installation and implementation as provided on the Key Date page. The pilot phase will consist of on-line/real-time production of DL/ID cards. Operation of pilot phase is estimated to last from two to four months.

Viisage acknowledges an above statement.
---------------------------------------

          1.15-B.6.h Implementation

               Upon approval by ISOS of all testing and the pilot phase, the Contractor will complete full implementation statewide for the Facilities. Full implementation, by the Contractor; shall be completed in sixty (60) to ninety (90) calendar days. The Image Workstations must be installed, and brought on-line as they are installed. The completion of 30 consecutive calendar days of successful statewide performance, as determined by ISOS, shall result in System Acceptance.

Viisage understands and will comply.
-----------------------------------


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      1.15-B.7 REMEDIAL AND PREVENTIVE MAINTENANCE.

Note: The following section provides a point-by-point discussion of the requirements outlined in Section 11.00 of the RFP.

A Detailed Maintenance Plan

Prompt response and reliable service are absolutely critical to the success of the ISOS DDL project. For that reason Viisage has adopted a carefully balanced approach to service and maintenance that includes a Maintenance and Support Plan, preventive maintenance service, backup equipment, consumables supply management; remedial maintenance including telephone support, and on-site calls with guaranteed response times, and service reporting.

Viisage's principle maintenance service subcontractor, BancTec has many years of experience, broad expertise and numerous resources. The Maintenance and Support Team will be headed by Viisage Technology's Maintenance/Customer Service Manager, Stan Duci. The BancTec service/maintenance team includes a dedicated Maintenance Team Manager, and a network of customer service engineers located throughout the Illinois area.

Goal

The goal of the Maintenance and Support Plan is to keep all systems operating at peak performance by:

        . Identifying and preventing possible problems to minimize the risk of system failure.
        . Identifying and resolving any problems as quickly as possible to minimize any downtime.


Approach

To minimize system downtime, Viisage Technology has adopted a carefully balanced maintenance plan that consists of:

       . Equipment Reliability - Through careful design and component selection, Viisage has built a highly reliable system. Further, the system will be rigorously tested and burned-in prior to delivery in order to screen out any marginal components.

       . Training - In order to respond quickly and efficiently when there is a problem, Viisage includes training for the system users, Help Desk employees, service subcontractors, and project staff in increasing levels of troubleshooting and problem resolution.


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           .   Knowledgeable Service Personnel - An Illinois-based team of customer service engineers are assigned to the ISOS DDL Project. Each of these experienced professionals has well-defined responsibilities to ensure the reliability of the Illinois Digital Driver Licensing System.

           . Preventive Maintenance - Where needed a periodic program of preventive maintenance by a regular team of customer service engineers will ensure that equipment is in optimum operating condition and minimize the potential for failure.

           . Remedial Maintenance - Telephone support, problem escalation and on-site service, all reached through a single point of contact, within strict response times ensures that all technical and operational issues are resolved quickly and efficiently. Generally maintenance will be provided between 8 AM and 5:30 PM ET for Workstations and 24-hours-a-day, 7-days-a-week for the Central Image System.

           . Spare Parts - Viisage's unique workstations will be complemented by an adequate number of spare parts stored at Service Centers in Illinois.


Preventive Maintenance

Viisage's workstation is a highly reliable system. The only end user preventive maintenance required by operating personnel is minimal periodic cleaning.


Remedial Maintenance

The service plan for the ISOS DDL project includes three levels of support:

        . Telephone support
        . On-site maintenance
        . Problem escalation

These comprehensive services are managed through a single focal point for customer problems, the Viisage's Customer Service Help Desk. The Viisage's Customer Service Help Desk, which manages all service call paging and monitoring, is staffed by trained professionals. Except when adversely affected by reason of force majeure, Viisage will repair or replace the Workstation and Central Image System hardware/software within four (3) working hours over the principle period of maintenance after notification that the equipment is in need of maintenance.


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Telephone Support

Viisage's service plan includes a toll-free hotline to Viisage's Customer Service Help Desk from all designated service/user source points.

Viisage's Customer Service Help Desk first attempts to resolve the problem quickly over the phone. A customer support representative answers and attempts to provide a solution while the user is still on the line. If the customer support representative cannot resolve the problem over the phone, he or she will dispatch a customer service engineer to the problem site.


On-Site Maintenance

To ensure that the ISOS DDL system receives both, prompt response to minimize down time and good communication to be aware of the status of any problem at any time, on-site maintenance is managed through the same single focal point as telephone assistance, Viisage's Customer Service Help Desk. If the problem cannot be readily solved by Viisage's customer service representative, the representative creates an "open service call" to the designated service subcontractor.

When the customer engineer arrives at the customer site, he or she assesses the problem and reports all relevant data (e.g., type of failure, spare parts to be replaced, and estimated time to repair) to Viisage's Customer Service Help Desk. This data is continually tracked by both Viisage and BancTec to ensure that the malfunction is repaired in a timely manner.

The customer engineer closes the call by notifying Viisage Customer Service that the problem is resolved and reporting final malfunction data. The data is catalogued and maintained by Viisage's Customer Service. The archived data provides a basis for historical performance analysis used to improve Viisage's maintenance and equipment performance levels.


Problem Escalation Communication

Both, Viisage's Customer Service and BancTec have implemented systematic escalation procedures. When combined, they are used to inform required parties of customer difficulties to ensure that maximum resources are brought to bear to resolve the problems as quickly and effectively as possible. These systems are the basis for escalation of both technical and operational problems.


          1.15-B.7.a General Considerations

               The Contractor shall provide remedial and preventative maintenance for the Image Workstation including all parts and labor during the term of the


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               contract. The Contractor shall provide remedial and preventative maintenance for the Central Image System and Central Issuance System including all parts and labor during the term of the contract if the Contractor is supplying the Systems to ISOS. All maintenance shall be on-site at DSD Facilities or at ISOS Administrative Offices in Springfield.

Viisage understands and will comply.
-----------------------------------

               The Contractor shall provide on-site, at all facilities whose volume is in excess of 150 applicants a day, a minimum of two complete Image Workstations with sufficient printers. The additional Image Workstations will be used to prevent any downtime from occurring at these locations. In addition, the Contractor shall provide a suitable number of Back-up Image Workstations located statewide such that all Facilities can access one within three (3) hours. The specific number and locations of the Back-up Image Workstations must be sufficient to meet need, and be approved by ISOS.


Viisage understands and will comply.
------------------------------------


               In the event a material supply, or equipment change or improvement causes the obsolescence of part or all of the Contractor provided System, new item(s) shall be supplied to ISOS at no additional charge.

Viisage understands and will comply.


               On-site remedial and preventive maintenance shall be available during facility working hours, generally between 8:00 a.m. and 5:30 p.m., Monday through Friday and 8:00 a.m. and 12:00 p.m. Saturdays Central Standard Time for the term of the contract. Central Image System maintenance will be available 24 hours a day, 7 days a week.

Viisage understands and will comply.
------------------------------------

               All costs related to maintenance of Contractor-provided hardware and software that is not purchased by ISOS, including travel time and expenses, shall not be considered billable; they shall be included in cost per issuance. Billable maintenance costs for the Central Image System, if it is purchased from the contractor, must be addressed in detail in the cost proposal. During the term of the contract, the Contractor must provide ISOS with a monthly report of maintenance performed and downtimes, Back-up Image Workstation utilization, by facility and day and time and problem type. The report format shall be approved by ISOS.



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Viisage understands and will comply.

               The Contractor shall replace any Contractor-provided hardware if it is determined that its maintenance or repair problems are chronic. If a chronic repair or maintenance problem with Contractor-provided hardware is determined to be systemic, i.e. occurring statewide with unacceptable frequency, ISOS shall require a systemic solution, which may include replacement statewide.

Viisage understands and will comply.
------------------------------------

          1.15-B.7.b Response Times

               Except when adversely affected by reason of force majeure, the Contractor shall repair or replace the Image Workstation, Central Image System and Central Issuance System hardware/software within:

               . Eight (8) working hours after notification that an Image Work~ station is in need of maintenance if a Back-up Workstation is available for use on site.
               . Four (4) working hours after notification that an Image Workstation is in need of maintenance if a Back-up Image Workstation is not available on site or not within a three (3) hour travel time to the facility. For Mobile Facilities, the travel time may be within four (4) hours of a Back-up Image Workstation.
               . Four (4) hours after notification that the Central Image System or Central Issuance System is in need of maintenance. This service must be provided 24 hours per day, seven days a week for the Central Image System. All maintenance to the Central Image System must be coordinated with ISOS and at no time affect the operating system at ISOS.

Viisage understands and will comply with all of the above requirements.
-----------------------------------

               During the entire term of the contract, the Contractor will provide ISOS with a toll free number to contact the Contractor when an Image Workstation, the Central Image System or Central Issuance System becomes inoperative. The problem will be reported to a central point within ISOS, who will contact the Contractor for needed assistance. Within 15 minutes of the phone call Contractor personnel knowledgeable about the operation of the Image Workstation or Central Image System, must call the designated Administrative Office contact person to determine the exact problem and to try to talk them and the System personnel through solving the problem. If the problem cannot be solved over the phone, Contractor personnel must dispatch maintenance personnel as required. ISOS will dispatch and deliver Back-up Image Workstations as required. Downtime shall start for the Image


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               Workstation, Central Image System or Central Issuance System from the time ISOS first notifies the Contractor's designated representative of the inoperative condition until it is returned to proper operating condition. If a Back-up Image Workstation has been used to replace an inoperative Image Workstation, it shall be the Contractor's responsibility to place the Back-up Image Workstation back in its case(s) and return it to the appropriate Regional or Zone facility.

Viisage acknowledges the above statements, understands the requirements, and
--------------------
will comply.


               Except when adversely affected by reason of force majeure, on-site remedial maintenance by the Contractor shall be completed within the required time frames, unless ISOS and the Contractor mutually agree to another period of time. If on-site remedial maintenance is not completed within the prescribed times, the Contractor shall be deemed in default of these standards of performance. In such an instance, the Contractor shall provide an alternative solution that allows the Facility to continue operations which is satisfactory to ISOS.

               The term "force majeure" as used herein shall mean without limitation: acts of God, strikes, or lockout; acts of public enemies; insurrection; riots; epidemics; lightning; earthquakes; fire; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; and explosions.

Viisage acknowledges an above statement
--------------------------------------

          1.15-B.7.c Hardware and Software MaIntenance

               During the maintenance period the Contractor shall render maintenance to keep all Contractor-provided hardware and software in, or restore the hardware and software to, good working order. This maintenance shall include preventative and remedial maintenance, installation of safety changes and installation of engineering changes based upon the specific needs of the individual item of hardware and/or software. This maintenance shall include the repair, replacement or exchange deemed necessary to restore the equipment to good working order. For purposes of this RFP, hardware and/or software restored to good working order shall be defined as hardware and/or software that shall perform all functions as prescribed in this RFP, the Contractor's proposal and The manufacturer's published specifications for such hardware and/or software as originally manufactured.

Viisage understands and will comply.
-----------------------------------

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               In addition, the Contractor shall: (a) maintain the software to operate in a manner as described in the Contractor's proposal, the RFP and relevant software documentation; (b) supply technical bulletins and updated user guides from time to time; (c) at the request of ISOS, supply ISOS with updates, improvements, enhancements or modifications to the software and/or the documentation; (d) correct or replace the software and/or remedy any programming error which is attributable to the Contractor,
               (e) place in an escrow account the Source Code for software and escrow any updates, improvements, enhancements or modifications to the Source Code for software, on terms acceptable to ISOS, and
               (f) service the software in a professional manner with qualified personnel The Contractor shall provide updated software documentation upon delivery of updated software releases. The Contractor shall also provide training to enable ISOS personnel to operate effectively and will insure that the updated software release is compatible with the application software originally installed and accepted by ISOS.

Viisage understands and will comply.
------------------------------------

               Hardware maintenance shall include lubrication, adjustments and replacement of maintenance parts deemed necessary. Maintenance parts may or may not be manufactured by the original hardware manufacturer, may be altered by the Contractor to enhance maintainability, but shall be acceptable to the original hardware manufacturer and new or certified as new. All maintenance parts shall be furnished and replaced for the Image Workstation at the Facility on an exchange basis, and the exchanged parts shall become the property of the Contractor The Contractor must have critical spare parts available for the Central Image System and Central Issuance System within the city of Springfield. All maintenance parts shall be new or certified as new.

Viisage understands and will comply.
------------------------------------

               The Contractor shall exert its best efforts to perform all fault isolation and problem determination, including hardware and software problem diagnosis, attributed to the hardware and software covered under the contract.

Viisage understands and will comply.
----------------------------------

          1.15-B.7.d Supplies

               The Contractor shall provide adequate staff and stock necessary levels of spare parts to provide maintenance per the requirements, terms, and conditions of this RFP.


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Viisage understands and will comply.
-------------------------------------

               The Contractor shall keep each Facility and Central Issuance site supplied with a minimum of sixty (60) calendar day's supply of DL/ID card production consumables in such a manner that the on-hand supply shall have a minimum of six (6) month expiration date from the date of receipt at the Facility. These quantities may be subject to change statewide and/or by individual facility based on need as determined by ISOS.

Viisage understands and will comply.
-------------------------------------

               The Contractor shall be responsible for the cost of all consumables supplied by the Contractor whether from proper use, improper use, waste or defects and will only be compensated for completed DL/ID cards.

Viisage acknowledges the above requirement
-------------------

          1.15-B.7.e Key Maintenance and Personnel

               Preventive or scheduled maintenance shall be performed at mutually agreeable intervals. The Bidder shall specify in their proposal the number of hours of preventive maintenance required for the Image Workstation and Central Image System and Central Issuance System per year; which shall be consistent with the Bidder's established standards for preventive maintenance. The Bidder shall specify in its proposal the frequency and duration of the preventive maintenance required. A minimum of twice per year for Facilities and mobile travel teams is required. ISOS shall specify when the preventive maintenance shall be performed, which shall be subject to change as agreeable to both parties.

To minimize system downtime1 Viisage Technology has adopted a carefully balanced maintenance plan that includes a periodic program of preventive maintenance (PM) by a regular team of Customer Service Engineers. Viisage designs each PM program around specific customer requirements and system configurations. The State of Illinois PM program will center around the printer requirements. Historical data indicates that the majority of system failures can be attributed to printers. VIsage will be positioned to react quickly to any printer failure in order to keep all systems operating at peak performance. After each service call our Customer Service Engineer will asses the need to conduct a PM and1 after customer approval, take action accordingly. Viisage insures that a minimum of two (2) PM visits for facilities and mobile travel teams will be conducted each year.

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              The Contractor shall provide periodic cleaning of printers, at the request of ISOS, in conjunction with calls for remedial maintenance and/or in accordance with the preventive maintenance schedule.

Viisage understands and will comply.
------------------------------------

              The Contractor agrees that it shall identify all key personnel who shall be providing maintenance on the Image Workstation, Central Image System, and Central Issuance System hardware/software, furnish ISOS with a means of identifying these personnel, furnish ISOS with credentials on these personnel and notify the State at least thirty (30) days in advance of any reductions in staffing levels of key personnel serving Illinois.

Please refer to sections 1.15-J and 1.15-K for the requested information.


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1.15-C DL/ID CARD SAMPLES

              Twelve (12) DL/ID card samples (with the 2 original responses and each of the 6 copies) including 2 samples each of a driver license, a commercial driver license (CDL), an identification card, a temporary drivers license, a "Valid without Photo and Signature" drivers license, and a learner's permit The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder. All samples shall be originals and not copies.

Please refer to the part A-6 of Appendices section for the DL/ID card samples.


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1.15-D PRINTED DL/ID SAMPLES.

              One sample of black & white and one sample of color blow-ups in the following sizes: 2 /2" x 3'; 5" x 6'; and 7/2" x 9". The samples shall be produced from decompressed Image Files that have been compressed with the compression scheme proposed by the Bidder These samples shall be produced on the printers proposed by the Bidder, at a minimum resolution of 300 dpi. One set of samples shall be included with each copy of the Bidder's response.

Please refer to the part A-7 of Appendices section for the printed DL/ID card samples.


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1.15-E INDEPENDENT LABORATORY TESTS

          Independent Laboratory Tests evaluating the proposed DL/ID card's durability and security. (See Attachment H.)

Please refer to the part A-4 of Appendices section for Independent Laboratory Test Reports.


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                1.15-F BROCHURES, CATALOGS, AND SPECIFICATION SHEETS

          Brochures, Catalogs and Specification Sheets supporting the hardware to be supplied by the bidder Items shall be identified by the model name and number Any modifications or deviations or accessory or other items not covered by printed literature shall be described in a written statement.

Viisage has identified and elected to provide brochures for two (2) unique mission critical hardware items.

Additional documentation represent standard commercial items and will be provided with the equipment during contract execution.


Hardware Documentation

With each delivered workstation and/or printer Viisage will provide:
      . A complete documentation package including a list identifying all of the workstation and/or printer major components.
      . Commercial documentation supplied with each of the purchased components i.e. the users manual for the monitor.


Technical Manuals

Viisage will provide Technical Manuals for all the technical (Hardware/Software) parts and components of the system. Manuals will define how to operate and trouble shoot the potential problem situations.

In case of any modifications or deviations, accessory or other items not covered by printed technical literature, the changed items and/or procedures will be described in a written statement.


Brochures and Catalogs

Please refer to Part A-8 of Appendices section for Brochures and Catalogs.


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1.15-G Financial and Organizational Information

          Detailed Financial and Organizational information on the Bidder shall include but not be limited to the company size; organization; date of incorporation; ownership; number of years in business; total number of employees including number of women and number of minorities; number of staff both in total and in Illinois; number of offices in total and in Illinois; home office location; a current audited financial statement, including statements of revenue and profit for the last five years; quarterly report; Dunn and Bradstreet rating or other acceptable proof of financial responsibility. Financial information will be kept confidential unless otherwise required by law. The failure of the bidder to submit any such information may result in no future consideration and rejection of the bidder's proposal. Some of this information will be captured on forms included as Attachment I.

Size and Composition of Viisage Technology Employee Work Force


-------------------------------------------------------------------------------------------------------------------
    JOB                      ALL
 CATEGORIES               EMPLOYEES                   MINORITY GROUP EMPLOYEES
-------------------------------------------------------------------------------------------------------------------
                                                         MALE                              FEMALE
                                             ----------------------------------------------------------------------
                     Total    Male    Fem.   Black    Hisp.   Amer.    Asian   Black    Hisp.   Amer.    Asian
                                                               Ind.                              Ind.
-------------------------------------------------------------------------------------------------------------------
Officials and         20       17      3                1                1
Managers
-------------------------------------------------------------------------------------------------------------------
Professionals         14       13      1
-------------------------------------------------------------------------------------------------------------------
Technicians            4        3      1
-------------------------------------------------------------------------------------------------------------------
Sales Workers          4        4                                        1                                 1
-------------------------------------------------------------------------------------------------------------------
Office Clerical        4               1
-------------------------------------------------------------------------------------------------------------------
TOTAL                 46       40      6                1                2                                 1
-------------------------------------------------------------------------------------------------------------------






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Firms Organizational Structure

                              ViiSAGE Technology
                                  President
                               Robert C. Hughes

Mktg., Private Sect.    Mktg., Public Sect.     Chief Financial           Operations
  Vice President          Vice President            Officer             Vice President
  Robert Schmitt           Yona Wieder        William A. Marshall     Thomas J. Colatosti

              Platform Engineering                        Applications Engineering
                 Vice President                                Vice President
                   Mike O'Dea                                  Iftikhar Ahmad


Day of Incorporation

Viisage Technology was founded as an Imaging & Database Technology division of LAU Technologies (Defense Industry Contractor) three and a half (3.5)years ago and was incorporated on November 8, 1996.


Ownership

     - LAU Acquisition Corporation owns 64% of Partnership %*
     - Following individuals own 1/10th% each of Partnership %**

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-------------------------------------------------------------------------
Robert C. Hughes              President and Chief Executive Officer
-------------------------------------------------------------------------
William A. Marshall           Chief Financial Officer and Treasurer
-------------------------------------------------------------------------
Robert Schmitt, Jr.           Vice President, Marketing and Sales,
                              Worldwide Private Sector
-------------------------------------------------------------------------
Yona Wieder                   Vice President, Marketing and Sales
                              Worldwide, Public Sector
-------------------------------------------------------------------------

* Prior to Viisage Technology Inc's IPO LAU owned 100% of Viisage. ** Excluded are all options to purchase common stock.


Number of staff both in total and in Illinois

Total of 46 permanent employees are working for Viisage Technologies.

Presently Viisage Technology does not have any employees in the State of Wisconsin.


Number of offices both in total and in Illinois

Viisage does not presently have offices in Illinois. However, upon contract award, Viisage will establish a management, technical and support presence within Illinois.

Viisage has its main corporate office and technology center in Littleton, Massachusetts. Company maintains support of office organizations at its principal customer sites in Ohio, Arizona, New York, and North Carolina


Home Office Location

Viisage Technology Headquarters and Central System Support Center/Help Desk location is:

                                30 Porter Road
                              Littleton, MA 01460

                               Tel: 508-952-2200
                               Fax: 508-952-2225


Current Audited Financial Statements and Reports

Viisage Technology lnc.'s (Viisage) financial capability to perform the contract is evidenced by the following:

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On November 14, 1996 Viisage received approximately $22 million of net proceeds from its initial public offering of common stock. Viisage used $8.8 million of the net proceeds to repay existing long-term borrowings under its revolving line of credit. Refer to the attached Viisage quarterly report on Form 10-Q (Located in Appendices Section of this RFP) for the 9 months ended September 29, 1996 which includes a pro forma balance sheet reflecting the initial public offering. The pro forma balance sheet shows pro forma cash and cash equivalents of $13.5 million as well as total pro forma stockholders' equity of approximately $23 million compared to total pro forma liabilities of only approximately $8.8 million.
-  Viisage has a $10 million revolving line-of-credit.

- Viisage has a system project lease financing arrangement which provides for project financing of up to $ 15 million.

Refer to the attached copy of the Audited Financial Statements of Viisage for the six months ended June 30,1996 and the years ended December 31,1995, 1994, and 1993. (Located in Part A-1 of Appendices Section of this RFP).

All financial questions related to Viisage should be directed to:

William A Marshall, Treasurer and CFO
Viisage Technology, Inc.
30 Porter Road
Littleton, MA 01460
(508)952-2212

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1.15-H DESCRIPTION OF SIMILAR PROJECTS

              A description of similar projects with government clients in which the bidder has been involved, with the name, address, and phone number of a person to contact for verification of the bidder's participation and performance in that project.

Viisage Technology has an experience of having implemented several systems comparable to the Illinois DDL system requirements described in the RFP. Following projects have been similar to the proposed ISOS DDL system:


        . State of New Mexico Over-the-Counter Issuance Digitized Driver's
          Licensing System
        . State of Ohio Over-the-Counter Issuance Digitized Driver's Licensing
          System
        . State of North Carolina Over-the-Counter Issuance Digitized Driver's
          Licensing System
        . State of Massachusetts Central Digitized Driver's License System.

Following are the Project Briefs for each of the above projects which include the name, address, and phone number of a person to contact in order for the ISOS DSD to verify Viisage's participation in these projects.

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Viisage Technology                                                 Project Brief

Customer Name:    State of New Mexico, Taxation and Revenue Department,
                  Motor Vehicles Division

System Developed: Digitized Driver's License System -
                  Over-the-Counter Issuance

Contact Name:     Gary Montoya, Motor Vehicles Division director

Address:          New Mexico Motor Vehicles Division
                  PO Box 1028
                  Santa Fe, New Mexico 87504            Phone No. (505) 827-2294

Contract Dates:   10/96 to 2/2002          Approximate Dollar Value: $4,000,000
--------------------------------------------------------------------------------

As prime contractor, Viisage Technology has complete responsibility for the design, integration, installation, testing, maintenance, and performance of the State of New Mexico over-the-counter, Digitized Driver's License and image database systems. Viisage's responsibility includes the following tasks.

Tasks:

         . Issue 450,000 cards per year
         . Overall systems requirements analysis.
         . Hardware architecture.
         . Customized workstation Windows NT applications.
         . Data collection and storage structured for Frame Relay and Serial/
           Communication lines communications network.
         . Installation of workstations for over-the-counter issuance
         . Installation of two (2) Division of Motor Vehicle workstations for retrieval of licenses and "valid without photo license" documents. . Installation of one (1) central image server for on-line storage and retrieval of all signatures and images via state network.
         . Multi-year maintenance and support services.
         . Supply, distribution, and maintenance of consumable items for 450,000 cards per year for five (5) years.

Technologies, Innovations, and Accomplishments:

         . Implementing DDL/ID workstation in an Windows NT operating system.
         . Implementing both RAID magnetic [primary] storage of data redundancy. . Developing a secure inventory control system for distribution of sensitive raw materials.
         . Combining new digital image capture system with existing demographic database.
         . Designing maintenance scheme to support 7-day, 24-hour customer service.

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--------------------------------------------------------------------------------
Viisage Technology                                               Project Brief

Customer Name:    State of Ohio Bureau of Motor Vehicles

System Developed: Digital Driver's License System - Over-the-Counter Issuance

Contact Name:     Don Cort, Deputy Administrator, Data Services

Address:          Ohio Bureau of Motor Vehicle        Phone No.: (614) 752-7692
                  4300 Kimberly Parkway
                  Columbus, OH 43232

Contract Dates:   9/94 to 9/99             Approximate Dollar Value: $9,000,000.
--------------------------------------------------------------------------------

As prime contractor, Viisage has complete responsibility for the design, integration, installation, testing, maintenance, and performance of the State of Ohio's over-the-counter issuance, Digital Driver's License and image database systems. Viisage's responsibility includes the following tasks.

Tasks:

    . Overall systems requirements analysis.
    . Hardware architecture.
    . Customized workstation applications.
    . Operating system conversion for communication with legacy systems.
    . Data collection and storage structured for future communications network. . Installation of 215 deputy registrar workstations for over-the-counter issuance of more than three (3) million driver's licenses/ID cards annually.
    . Installation of two (2) Bureau of Motor Vehicle workstations for undercover licenses and "valid without photo license" documents.
    . Installation of one (1) development workstation for in-house training and testing.
    . Installation of one (1) central image server for online storage and retrieval of all signatures and images on completion of state network.
    . Multi-year maintenance and support services.
    . Supply, distribution, and maintenance of consumable items for three (3) million cards per year for five (5) years.


Technologies, Innovations, and Accomplishments:

    . Provided transparent interface from existing Legacy System to UNIX PC workstations.
    . Converted imaging software from MS-Windows and MS-DOS operating system to
      UNIX applications.
    . Developed an open systems architecture that supports manual transmission of magnetic media and the ability to support future LAN/WAN transmissions for storage/retrieval.
    . Developed secure inventory control system for distribution of sensitive raw materials.
    . Designed distributed client/server architecture.
    . Combined new digital image capture system with existing demographic database.
      Designed maintenance scheme to support 7-day, 24-hour customer service.

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Viisage Technology                                                 Project Brief

Customer Name:    State of North Carolina Division of Motor Vehicles

System Developed: Digitized Driver's License System - Over-the-Counter Issuance

Contact Name:     Wayne Hurder, Director, Driver License Section

Address:          North Carolina Division of Motor Vehicles
                  1100 New Bern Avenue
                  Raleigh, NC 27697-0001                   Phone: (919) 715-6912

Contract Dates:   4/96 to 4/2001          Approximate Dollar Value: $10,600,000.
--------------------------------------------------------------------------------

As prime contractor, Viisage Technology has complete responsibility for the design, integration, installation, testing, maintenance, and performance of the State of North Carolina's over-the-counter, Digitized Driver's License and image database systems. Viisage's responsibility includes the following tasks.

Tasks:

    . Overall systems requirements analysis.
    . Hardware architecture.
    . Customized workstation OS/2 applications.
    . Data collection and storage structured for TCP/IP communications network. . Installation of 142 workstations for over-the-counter issuance of approximately two (2) million driver's licenses/ID cards annually.
    . Installation of two (2) Division of Motor Vehicle workstations for retrieval of licenses and "valid without photo license" documents.
    . Installation of one (1) development workstation for in-house training and testing.
    . Installation of one (1) central image server for on-line storage and retrieval of all signatures and images via state network.
    . Multi-year maintenance and support services.
    . Supply, distribution, and maintenance of consumable items for two (2) million cards per year for five (5) years.

Technologies, Innovations, and Accomplishments:

    . Implementing DDL/ID workstation in an IBM OS/2 operating system.
    . Implementing both RAID magnetic [primary] and Optical Jukebox [secondary]
      storage for data redundancy.
    . Developing a secure inventory control system for distribution of sensitive raw materials.
    . Developing telephone inquiry and FAX transmission capability from Central
      Image Server.
    . Combining new digital image capture system with existing demographic database.
    . Designing maintenance scheme to support 7-day, 24-hour customer service.


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--------------------------------------------------------------------------------
Viisage Technology                                              Project Brief

Customer Name:       Commonwealth of Massachusetts Registry
                     of Motor Vehicles

System Developed:    Digitized Driver's License System

Contact Name:        David Lewis, Senior Deputy Registrar of
                     Motor Vehicles

Address:             Registry of Motor Vehicles       Phone No.: (617) 351-9809
                     1 Copley Place
                     Boston, MA 02116

Contract Dates:      7/9/93 to 11/9/98               Approximate Dollar Value:
                                                     $7,200,000.
--------------------------------------------------------------------------------

As prime contractor, Viisage Technology organized and is leading a team of 10 subcontractors (ranging in size from $1.6 billion to $2 million in annual sales) to provide system design, integration, and maintenance services for the Commonwealth's Central Digitized Driver's License System. A critical part of this project has been integrating the new digital image capture and data storage technology with the existing database and communications pipeline. Viisage has responsibility for the following tasks.

Tasks:

    . Installation of over 140 image capture workstations at networked customer sites.
    . Connecting all sites via Wide Area Network (WAN) communication networks.
    . Providing Local Area Network (LAN) communication within all sites.
    . Establishing central digital card manufacturing sites.
    . Producing one (1) million cards per year for a five (5) year period.
    . Providing complete hardware, software, and system maintenance services for the duration of the contract.

Technologies, Innovations, and Accomplishments:

    . Maintained full configuration and design management function.
    . Integrated industry-standard, over-the-counter document production systems with specialized digital image, demographic data, and robotics visual inspection system.
    . Developed client/server architecture.
    . Converted existing legacy database to distributed client/server environment.
    . Developed application-specific digital image capture system.
    . Developed data encryption techniques for system security.
    . Integrated central image and demographic database with legacy database. . Designed and installed robotics, PC system for automatic document handling.
    . For QC developed automatic analog-to-digital vision inspection system. . Created application software for unattended, automatic system backup.
    . Designed maintenance scheme to support 7-day, 24-hour customer service.

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1.15-J DESCRIPTION OF AND REFERENCES FOR ALL SUBCONTRACTORS.

          Clearly describe the services, supplies or equipment or other goods to be purchased from subContractors. Similar financial and organizational information on all subContractors is also required.

Viisage Technology understands the importance of selecting the responsible and responsive subcontractors. Our subcontractors are:

Data Systems Network Corporation (DSNC) for training and installation.
--------------------------------

Address:         11 Beacon Street,
                 Suit 625
                 Boston, Massachusetts 02108

Contact Person:  John Haws, Account manager


1. Data Systems' training personnel will provide classroom training instructions during Initial, On-site, Refresher, and Follow up training processes.

2. Technical personnel will provide an equipment installation.


BancTec USA, Inc. for system maintenance
----------------

Address:         BancTec USA, Inc.
                 4435 Spring Valley Road
                 Dallas, TX 75244

Contact person:  Craig Reynolds, Account Executive
Branch Address:  BancTec USA, Inc.
                 16 Cornish Road
                 Wethersfield, CT 06109


Each of these activities are performed under management and supervision of Project Management staff of Viisage Technology.


Data Systems Network Corporation's Financial and Organizational Information
---------------------------------------------------------------------------

Data Systems Network Corporation is uniquely qualified to address the needs of Viisage Technology's customers offering the highest level of expertise in providing consulting, training, installation, and maintenance of LAN and WAN operating environments, application software, and advanced technology solutions.

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Data Systems Network Corporation incorporated on March 5,1986. Since then DSNC has experienced marked growth in sales and service, and has expanded throughout the United States. DSNC as a parent organization supports four (4) specialized, yet integrated organizations.

--------------------------------------------------------------------------------
Information Decisions          Provides network integration, product
Solutions                      fulfillment, and support services, including DSNC
(IDS)                          Technical Support Center.
--------------------------------------------------------------------------------
United Network Services        Specializes in network management solutions,
(UNS)                          implementation and integration services.
--------------------------------------------------------------------------------
System Contracts Solutions     Develops customized application solutions in the
(SCS)                          variety of open systems platforms. These
                               include, but are not limited to Oracle, Informix,
                               Sybase, Lotus Notes, Power Builder, Visual
                               basic, C, and C++.
--------------------------------------------------------------------------------
Imaging Management Solutions   Specializes in a wide variety of imaging
(IMS)                          products and services.
--------------------------------------------------------------------------------

To further complement system integration and computer service solutions, DSNC has formed strategic "working partnerships with major vendors to present our clients with the most comprehensive service and support offerings available in the industry today.

In October 1994 DSNC became a publicly traded company. In 1996 DSNC's stock rose 341% and were recognized by the Publication "Computer Reseller news as "The Best Performer of the Year" for 1996.

The components of Network Integration/Support Services are Installation and Training.

The Data Systems builds efficient, manageable, and flexible networks, regardless of the number of hardware platforms, operating systems and applications. During the installation process it oversees delivery and equipment configuration adhering to the time constrains. Engineers are assigned to the project who are specialized in the technologies required for the project. With its diverse talents on staff DSNC is able to assist in a wide variety of different requirements, provide custom configurations and test the equipment to make sure there are no problems with compatibility.

In the Training area DSNC will allocate trainers familiar and experienced with Viisage's products/applications. These people were involved in Viisage's Training effort in North Carolina and New Mexico DDL/ID cards system.

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BancTec USA, Inc.
-----------------

                BancTec Service Division Organizational Structure

                             [GRAPHIC APPEARS HERE]

Service QualIty - in order to maintain and increase the quality of its service, BancTec has made a concentrated effort to communicate with customers both on the end-user level and the executive level. BancTec have polled both department managers and higher-level executives to obtain a clearer picture of customer satisfaction and expand the lines of communication.

BancTec has contracted with an outside, objective organization to survey its customers. Company also conducts its own internal surveys, meets with large customers monthly and with smaller customers monthly or quarterly. These surveys have yielded important information that has enabled BancTec to excel its working methods and techniques, including increased portfolio options and varied packaging of services.

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1.15-K RESUMES OF CURRENT STAFF MEMBERS

          Provide resumes of current staff members who will be working on the Digital Driver Licensing System project, along with each person's pertinent digital imaging experience coincident with this project's objectives.

Viisage's record of success in implementing Instant Over the Counter Card Production and Central Issuance systems as well as On-Line Identification/Biometrics systems is largely due to its "teamwork" approach. Early involvement of and frequent communications among team members from all aspects of the project ensures tight coordination and smooth transition between phases of the project. Also, having team members who have worked together previously on similar projects is added assurance that the project will run smoothly and efficiently.

Viisage recognizes that its team must work closely and effectively with the 1505 DSD's team. Viisage's approach provides for a primary contact in Project Manager Mr. Walter Krepcio to ensure clear lines of communication between Viisage and the DSD.

Following are resumes of the Viisage's team key members:

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                               WALTER S. KREPCIO
                                Project Manager

Walter Krepcio is an Program Manager at Viisage Technology. He has integrated over 15 years of business and engineering experience to successfully manage large projects while providing excellent service and support to his clients. Mr. Krepcio was Program Manager for' both the State of Ohio Bureau of Motor Vehicles Digitized Driver's License System and the State of North Carolina Division of Motor Vehicles. Digital Driver's License System.

Mr. Krepcio's additional areas of expertise include analysis, problem solving, design-to-cost and life-cycle cost studies, new business development, coordination, scheduling, and negotiation. Mr. Krepcio brings much related experience to the Indiana BMV as Project Manager.

As Project Manager for Indiana BMV Digital Driver Licensing System, Mr. Krepcio will be responsible for:

    . Reporting to the BMV Project Manager
    . Managing all resources including personnel, equipment, cost, schedule, etc.
    . Ensuring achievement of all technical milestones to meet the requirements of the RFP
    . Resolving problems that have escalated
    . Maintaining communications with the BMV driver license system through day-to-day contact, regular status reports, and weekly status meetings
    . Overseeing establishment of maintenance, support, and quality control systems
    . Ensuring that all team members understand their responsibilities
    . Providing access to project work/management systems, accounting records, and contractor personnel who are knowledgeable in the operation of these systems
    . Meeting with QA auditors on an as-needed basis to review project status
    . Supporting QA auditor access to project meetings, contractor personnel, interim/final deliverables, developed applications, documentation, and other related issues.
    . Supporting periodic audits of billings, time reporting, reimbursables, and other expenses associated with the project.

Mr. Krepcio is skilled at interfacing with U.S. government agencies. His previous experience includes managing government contracts ranging from $2 to $11 million. He was Program Manager for an $11 million contract with the U.S. Dept. of the Interior, Bureau of Reclamation. His responsibilities included setting up subcontractors, negotiating change-orders, scheduling using the Critical Path Method (CPM), and purchasing.

MS  -  Computer Science - Rensselaer Polytechnic Institute, Troy, NY
MBA - Finance, Operations Management; University of Rochester, Rochester, NY BS - Electrical Engineering, Cornell University, Ithaca, NY

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                                IFTIKHAR AHMAD
                  Vice President of Applications Engineering

Iftikhar Ahmad is the Vice President of Applications Engineering for Viisage Technology. He has over 21 years of project, product, and plant management experience which include 11 years of experience in conducting feasibility studies for computerizing manual processes and providing system integration.

Mr. Ahmad manages an engineering group working on programs similar to the one for the ISOS' DSD. These programs include Digital Driver's License/ID Systems for the Massachusetts Registry of Motor Vehicles, Ohio Bureau of Motor Vehicles, Arizona Motor Vehicles Division, and most recently, North Carolina Department of Transportation. All of these programs include issuance of over one (1) million driver's licenses/ID cards annually. Mr. Ahmad brings much related experience to ISOS DSD as Director of Applications Engineering.

As Director of Applications Engineering for ISOS' Digital Driver Licensing System, Mr. Ahmad will be responsible for:

    . Assisting in conducting the feasibility study
    . Delivering equipment and integration services on time and to RFP specification
    . Managing all technical resources
    . Addressing and resolving system engineering issues
    . Providing progress reports to the Program Manager.

Mr. Ahmad's previous experience includes being Project Engineer for the Arizona Department of Transportation's DDL/ID program, and Program Manager for the Massachusetts Department of Transitional Assistance's Image Identification Card System. This program integrates Viisage's facial recognition application and NRI's finger imaging system.

Prior to joining Viisage, Mr. Ahmad was Engineering and Operations Manager at Digital Equipment Corporation's Application of Integrated Manufacturing Technology and delivered large systems integration, mission critical projects to Alcoa, Cummins Engine, Digital Equipment Corp., and Thomson Printing.


Publication: Co-author of book, Production Software That Works (Digital Press,
1992)

Client/Server Development, Clark University, Massachusetts
MS - Manufacturing Engineering, University of Massachusetts
Executive Education, Institute of Business Administration, Pakistan BS - Metallurgical Engineering, University of Karachi, Pakistan

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                                  MIKE O'DEA
                       Director of Platform Engineering


Mike O'Dea is Vice President of Platform Engineering at Viisage Technology. He has over 20 years of experience in systems design, integration, and deployment. He manages the engineering organization responsible for developing product technology for both systems and components for Viisage. These systems include Digital Driver's License/ID cards for the Massachusetts Registry of Motor Vehicles, Ohio Bureau of Motor Vehicles, Arizona Motor Vehicles Division, and most recently, North Carolina Department of Transportation. All of these programs include issuance of over one (1) million driver's licenses/ID cards annually. Mr. O'Dea's group focuses on maturing and integrating elements of imaging, computer, data storage, and printing technologies into products for Viisage customers, such as the ones previously mentioned. Mr. O'Dea brings much relevant experience to ISOS' DSD as Director of Platform Engineering.

As Vice President of Platform Engineering for ISOS' Digital Driver's Licensing System, Mr. O'Dea will be responsible for:

    . Delivering software and integration services on time and to RFP specification
    . Managing application engineering resources
    . Addressing and resolving DSD driver license system application engineering issues
    . Providing progress reports to the Program Manager.

Mr. O'Dea has an extensive background in redundancy management, digital signal processing, fault tolerant systems and real time control. He has worked on mission and vehicle critical systems as both engineer and manager. He is well versed in the disciplines required to design, build, integrate and validate a product for deployment in critical applications.

Previously Mr. O'Dea worked as Manager of Software Engineering at Lockheed Sanders where he directed the Software Development Department responsible for F-22 CATS System development, integration, and deployment. He was also Director of Imaging Systems at Kollsman Instruments, and Engineering Manager for General Electric Aircraft Control Systems. Mr. O'Dea has equal experience in developing integrated "box level" products (components and systems) for military and commercial customers, as he has in developing large distributed systems for information management and processing.

BS - Engineering Physics, Cornell University
MS - Nuclear Engineering, Cornell University

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                                KATHLEEN CAMIRE
                               Training Manager


Kathleen Camire is Training Manager at Viisage Technology. She is responsible for planning, organizing, managing, and controlling all training programs at Viisage. She has 15 years of technical training experience including the writing, design, curricula development, management, and delivery of training materials for systems similar to ISOS' Digital Driver Licensing System. Recently Ms. Camire has been responsible for the delivery, training, and development of curriculum for the North Carolina Department's of Transportation Over the Counter Imaging Digital System, Arizona Motor Vehicles Division's Digitized Driver's License System. Previously, she was the Training Manager for both the Massachusetts Registry and Ohio Bureau of Motor Vehicles' Digitized Driver's License Systems. Ms Camire brings much related experience to ISOS' DSD as a Training Manager.

As Training Manager for ISOS's Digital Driver Licensing System, Ms. Camire will be responsible for:

    . Ensuring that all required training is delivered on schedule and to the requirements of the RFP
    . Managing the trainers, who have been selected for their training experience and knowledge of the Viisage's Driver's License/ID Card System. . Ensuring that all training systems and materials are of high quality and readily available
    . Identifying and resolving any training-related issues
    . Developing and proposing service solutions for ongoing requirements by the
      ISOS' DSD
    . Providing progress reports to the Program Manager.

Ms. Camire's additional experience includes developing of training videos, training materials for disabled adults, writing and administering tests and examinations. In working with the Massachusetts Registry of Motor Vehicles, she trained specialists on the use of all imaging hardware and software, provided troubleshooting guidelines, and assisted RMV trainer with the design and development of training curriculum including developing a training video. Ms. Camire has a proven track record of developing effective working relationships with clients such as the ISOS DSD in implementing digital driver's licensing Systems.


Working towards Masters Degree in Training/Development
BS - Human Resource Management/Corporate Training & Development,
     Newbury College, Newbury, MA
Electrical Engineering Courses - University of Lowell, Lowell, MA
AS - Electronics, Northern Essex College, Haverhill, MA

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                                 ERIK D. HJERPE
                              Installation Manager


Erik Hjerpe is an Installation Manager at Viisage Technology. He has a proven track record in both the development and execution of the installation plan for the Massachusetts Registry of Motor Vehicles Digital Driver's License System, North Carolina Division of Motor Vehicles Digital Driver's License System, and Massachusetts Department of Transitional Assistance Identification Cards System, New Mexico Division of Motor Vehicles Digital Driver's License System. These systems is similar to the one proposed by ISOS' DSD. Mr. Hjerpe also has U.S. Navy Program Management experience overseeing performance and quality assurance of construction and installation projects ranging in value from $5,000 to $1 2M. Mr. Hjerpe brings much related experience to ISOS' DSD as Installation Manager.

As Installation Manager for ISOS' Digital Driver Licensing System, Mr. Hjerpe will be responsible for:


    . Managing all commitments regarding installation, maintenance, and service to ensure satisfaction by the DSD
    . Providing a single, local point of contact for all installation requirements
    . Managing installation, site surveys, testing, and acceptance, according to schedule
    . Facilitating solutions for installation, maintenance, and service performance issued
    . Developing and proposing service solutions for ongoing requirements by the
      DSD
    . Providing progress reports to the Program Manager.

As a Navy Program Manager, Mr. Hjerpe has resolved contract discrepancies, negotiated change orders, approved payments, and reviewed contract specifications/designs to avoid costly changes. His previous experience includes establishing inspection plans and milestones based on a Critical Path Method
(CPM) network schedule for the construction of a $12M aircraft systems laboratory.

Mr. Hjerpe also developed performance requirements and the quality assurance plan for a multi-trades maintenance contract to determine the cost effectiveness of replacing government maintenance personnel with a contracted work force.

MS - Mechanical Engineering, University of Massachusetts, Amherst, MA BS - Naval Architecture & Marine Engineering, Massachusetts Institute
     of Technology (MIT), Boston, MA

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                                   STAN DUCI
                     Maintenance/Customer Service Manager

Stan Duci is the Maintenance/Customer Service Manager for Viisage Technology.' He has over 10 years of experience in engineering support services. He has technical proficiency with digital imaging systems and excellent interpersonal and communication skills. Mr. Duci oversees all customer service and technical support operations. He is responsible for the excellent quality of service extended to Viisage customers. Mr. Duci is also the Manager of Viisage's Help Desk for Digital Driver License Systems which services the Massachusetts Registry of Motor Vehicles, Arizona Motor Vehicles Division, Ohio Bureau of Motor Vehicles, and the North Carolina Division of Motor Vehicles. He brings much related experience to 1505' DSD as Maintenance/Customer Service Manager.

As Maintenance/Customer Service Manager for ISOS' Digital Driver Licensing System, Mr. Duci will be responsible for:

    . Overseeing Viisage's subcontractors.
    . Setting up subcontractor service, support, and repairs.
    . Overseeing the operation of all Customer Service activities and resources. . Managing Help Desk and technical support resources.
    . Managing preventive maintenance and remedial maintenance services.
    . Managing inventory and spare parts for ISOS' DDL system.
    . Managing problems, materials, and any necessary support services.

Mr. Duci's experience working with other Motor Vehicle Divisions, such as the Massachusetts Registry of Motor Vehicles, Ohio Motor Vehicles Division, and North Carolina Division of Motor Vehicles has given him invaluable experience in being able to service customer problems and concerns with Digital Driver Licensing Systems.

Previously, Mr. Duci worked for Data General Corp. where he was responsible for directing worldwide customer service engineering, technology, reliability and information management systems. He managed the consolidation and automation of multiple departments and processes, substantially reduced or avoided service costs, and achieved significant operational efficiencies.

MBA -  Boston University, Boston, Ma
BS  -  Computer Science (magna cum laude), Central New England
       College of Technology, Worcester, MA

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                                  ALBERT CRUZ
                          Quality Engineering Manager

Albert Cruz is Quality Assurance Manager at Viisage Technology. He has 19 years of experience in Quality Engineering. Mr. Cruz is responsible for ensuring high-quality configuration management control, system integration, and software installation for Viisage's Enhanced Driver's License and Biometric Systems. He is currently in charge of Quality Engineering for the Arizona, Ohio, and North Carolina Digital Driver's Licensing Systems. Mr. Cruz brings much related experience to ISOS' DSD as Quality Engineering Manager.

As Quality Engineering Manager for the ISOS' Digital Driver Licensing System, Mr. Cruz will be responsible for:

    . Establishing quality control systems
    . Ensuring product quality and uniformity to the requirements of the RFP
    . Ensuring system test requirements
    . Developing high-quality procedures from inception to acceptance
    . Overseeing overall solution value
    . Attending meetings with QA auditors, as needed, to check project status or other related issues
    . Providing progress reports to the Program Manager.

Mr. Cruz's previous experience includes electronics experience ranging from electronic testing and troubleshooting of components to Engineering and Failure Analysis of in-house Quality Programs. As the Quality Engineering Manager he has been responsible for QA operations encompassing QA Engineering and Inspection. He has worked as Manager of the Quality Assurance Group on an in-house corrective action system for product and process vendor discrepancies. He also generated Quality Audits to monitor and report on process related issues. He was the direct interface with Government/Customer source inspection for First Article Test, P.C.A., and associated prime requirements.


New York Institute of Technology - BSEE
American Standard Institute - Member
Certified TQM Instructor and Facilitator - Raytheon Co.

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2.00    GENERAL TERMS AND CONDITIONS


      2.01  FISCAL FUNDING

        Obligations of the State shall cease immediately without penalty of further payment being required if, in any fiscal year, the Illinois General Assembly fails to appropriate or otherwise make available funds for this contract. The Secretary of State will, however, use its best efforts to secure funding for this contract.

Viisage acknowledges this information.
-------------------------------------

      2.02  COMPLIANCE WITH LAW

        The vendor shall comply with all regulations, laws, local ordinances, and licensing requirements as may now exist, or which may be enacted hereafter, pertaining to this contract.

Viisage understands and will comply.
-----------------------------------

      2.03  GOVERNING LAW

        This RFP and any subsequent contract shall be governed by the laws and rules of the State of Illinois which by reference are incorporated herein.

Viisage acknowledges the above statement.
----------------------------------------

      2.04  NON-DISCLOSURE - PUBLICITY

        The Vendor shall not use the Secretary of State's name in any publication, promotion or advertisement in any communication medium presently devised or in any future medium not presently in existence, without the written permission of the Secretary prior to the issuance of any such publication, promotion or advertisement.

Viisage understands and will comply.
-----------------------------------

      2.05  VENUE

        The judicial venue for the interpretation of this contract shall be limited to the Circuit Court of Sangamon County, Illinois or the United States District Court for the Central District of Illinois (Springfield Division). The Court of Claims

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               shall be the venue to consider any claims filed against the State pursuant to this contract.

Viisage acknowledges the above condition.
----------------------------------------

         2.06  INDEPENDENT VENDOR STATUS

               The vendor is an independent vendor to the State of Illinois, and neither the vendor nor persons employed by the vendor shall represent themselves as employees of the State.

Viisage understands and will comply.
-----------------------------------

         2.07  FORCE MAJEURE

               Neither party hereto shall be responsible for delays or failures in performance resulting from acts beyond the control of said parties. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes, or other disasters.

Viisage acknowledges the above condition. Please refer to Section 1.1 5.A
----------------------------------------
Executive Summary, Chapter "Exceptions" for more information.

         2.08  INSURANCE

               The Vendor shall not commence work under this contract until he has obtained all insurance required by this Article and until insurance has been approved by the Secretary. All specified insurance shall be provided by the Vendor and at the Vendor's own expense. Said insurance shall remain in full force and effect until the term of the contract is completed.

Viisage understands and will comply.
-----------------------------------

         2.09  REQUIRED MINIMUM INSURANCE COVERAGE

         A.    COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE WITH BODILY INJURY:
         The Contractor shall purchase and maintain Comprehensive Automobile Liability Insurance with Bodily Injury including death in the limits of and amount not less than $300,000.00 per person and $500,000.00 per accident.

Viisage understands and will comply.
-----------------------------------

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               B. WORKMEN'S COMPENSATION INSURANCE: The Vendor shall purchase and maintain, in a company qualified to do business in the State of Illinois, insurance protecting the Vendor from all liabilities that may be imposed under the Workmen's Compensation Act and the Workmen's Compensation Occupational Act of the State of Illinois, and in case any work is sublet, the Vendor shall require the SubContractor similarly to provide such insurance for all the latter's employees. The limit of liability afforded under the Employer's Liability Section of the Workmen's Compensation and Employer's Liability Policy shall not be less than $100,000 for any one accident.

Viisage understands and will comply
-----------------------------------

               C. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE:  The
               Vendor shall take out and maintain during the life of the contract such Comprehensive Public Liability and Property Damage Insurance as shall protect him from claims for damages for Bodily Injury; including accidental death, as well as from claims for property damage, which may arise from activities under or incidental to the contract, both on or off the project, whether such activities be by himself or by any of his Sub Contractors or their Sub Contractors or by anyone directly or indirectly employed or otherwise contracted with by any of them. The amounts of this and other insurance shall be as specified below. (This provision shall be construed as requiring the Vendor to take out and maintain Vendor's Protective Insurance and Contractual Insurance in like amounts.)

                  1. Combined single limit of $500: 000 per occurrence for
                     Bodily Injury and Property Damage Liability (this coverage may be provided by a combination of Primary and Excess Liability policies).

                  2. The State of Illinois, Office of the Secretary of State
                     shall be named as an "additional insured" on all policies.

Viisage understands and will comply
-----------------------------------

         2.10  EVIDENCE OF INSURANCE COVERAGE
               The Vendor shall file with the Secretary, Certificates of Insurance showing Workmen's Compensation and Public Liability Coverage signed by the Insurance Company or their insured, the description of the work covered by such insurance, the insurance policy numbers, the limits of liability of the policies and the dates of their expiration, with a further certification from said insurance companies that their policies will not be changed, canceled or terminated without ten days prior notice in writing to the Secretary.

Viisage understands and will comply
-----------------------------------

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         2.11  CANCELLATION

               This contract may not be canceled by either party without cause. The Secretary of State may, however, terminate or rescind this contract at any time if the Vendor fails to comply with the terms, conditions and specifications or other breach of contract.

Viisage understands and will comply
-----------------------------------

         2.12  MORE FAVORABLE TERMS

               The Vendor agrees that if more favorable terms for items bid herein, under the same type of contract and for the identical or less quantify have been since the date of the commencement of this contract granted to any state or local government agency or unit in any state in the United States of America, that such terms shall be applicable to this contract commencing with the date such terms granted to such other agency which were negotiated with such more favorable terms" shall also be made applicable to this contract.

Viisage acknowledges and will comply.
------------------------------------

         2.13  PRODUCT IMPROVEMENT

               In the event the manufacturer should discontinue the manufacture of any item of equipment or supplies being used by the State under this contract and begins to market new, improved versions of said item(s), then the Vendor shall deliver the improved item(s) to the State at no additional cost to the State, subject to approval by the Purchasing Agent.

Viisage understands and will comply.
-----------------------------------

         2.14  NOTICE OF INTENT

               During the period of this contract, or any renewal thereof, the Vendor shall give at least 180 days notice to the Purchasing Agent, Office of the Secretary of State if the Vendor intends not to exercise Vendor's option to renew. Such notice requirement is necessary and proper in order that the State be allowed sufficient time to initiate and establish a new contract.

Viisage understands and will comply.
-----------------------------------

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          2.15 NON-HIRING OF EMPLOYEES

               For the term of this contract, and for twelve (12) months following its termination, the parties hereto agree not to employ any personnel of the other party.

Viisage understands and will comply.
-----------------------------------

          2.16 WAIVER

               Any variance or modification permitted by either party in favor of the other party as to the terms and enforcement of this agreement shall not operate as a waiver of the said term or condition as to subsequent enforcement of this agreement.

Viisage acknowledges the above requirement.
------------------------------------------

          2.15 NOTICES

               All notices required under the terms of this agreement shall be delivered in person or by certified or registered mall with return receipt to the address shown herein or at the last known address of the parties hereto.

Viisage understands and will comply.
-----------------------------------

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    4.00 SPECIFICATIONS FOR EQUIPMENT AND SYSTEMS REQUIREMENTS

         Scope Of Work:

           Install enough Image Workstations at all permanent and mobile facilities throughout the State of Illinois and at ISOS Driver Services Administrative Offices to adequately meet the anticipated peak hourly volumes (see Attachment A). The Image Workstations must be capable of producing finished DL/ID cards, via over-the-counter (instant) issuance, with unique printing on both the front and back sides of the DL/ID cards. The Image Workstations must be capable of saving picture and signature images, and uploading and retrieving them on4inelreal-time from the Central Image System via the Facility Server. All Image Workstations must be of new manufacture and state-of-the-art at the time of implementation.

Viisage Technology meets this requirement. Viisage will provide the following
-----------------------------------------
systems to meet the volume and RFP requirements. Viisage has estimated these workstations based on a 40 cards/hour per printer production volume. While analyzing the Illinois office peak rates Viisage found that in some instances the peak hourly rate is high yet the peak daily rate is low. While in other instances the peak daily rate is high and peak hourly rate is low. Viisage has tried to account for both peak hourly and peak daily rate while keeping the cost low. Viisage has also assumed a 7 to 8 hour work day.

Per RFP there will six (6) mobile systems provided to serve the sites identified as ("Mobile" in the table. (Please refer to Sect. 1.15-B-I. I of this RFP for the Facilities list requirements table)

This includes one (I) spare mobile system. Each mobile site has a workstation and one printer. Nine (9) backup workstations and nineteen (19) backup printers will be provided (two printers per workstation and one printer for the mobile backup system).

Two special Workstations with one printer each will be provided to meet the requirement for make special cards. One Quality Assurance PC will be provided. Lastly, two Retrieval Stations (without image capture and card printer) will be provided. Each retrieval system will have one black and white and one color printer.

The Image Workstations will be capable of producing finished DL/ID cards, via over-the-counter (instant) issuance, with unique printing on both the front and back sides of the DL/ID cards. The Image Workstations will save the picture and signature images, and uploading and retrieving them on-line/real-time from the Central Image System via the Facility Server. All Image Workstations provided by Viisage will be of new manufacture and state-of-the-art at the time of implementation.

               In addition to the above, provide ISOS with nine (9) Back-up Image Workstations with 19 back-up printers that ISOS can use as temporary Workstations to replace Workstations that are inoperative. Provide ISOS

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               administrative offices with two (2) retrieval-only Workstations capable of printing black & white and color blow-ups, and faxing black & white blowups.

Viisage Technology meets this requirement. Viisage will provide ISOS with nine
-----------------------------------------
(9) Back-up Image Workstations with 19 back-up printers (two printers per backup workstation plus one backup printer for mobile system) that ISOS can use as temporary Workstations to replace Workstations that are inoperative. Viisage will provide ISOS administrative offices with two (2) retrieval-only Workstations capable of printing black & white and color blow-ups, and faxing black & white blowups.


               Design a total of six (6) mobile travel team configurations (one which shall serve as the back-up) that can access CDLIS, PDPS, and the ISOS Communications Network, and issue DL/IDs from remote sites, using 110 Volt outlets and regular telephone connections.

Viisage Technology meets this requirement. Viisage will provide a total of six
-----------------------------------------
(6) mobile travel team configurations (one which shall serve as the back-up) that can access CDLIS1 PDPS, and the ISOS Communications Network, and issue DL/IDs from remote sites, using 110 Volt outlets and regular telephone connections. The mobile Workstations will be configured with a modem card and have a 14" monitor instead of a 17" monitor (per RFP addendum).


               Provide the hardware and software necessary to capture, store, upload, and retrieve images via the ISOS Communications Network. Locate the Central Image System at ISS to be operated by ISOS personnel and train 1505 personnel on the operation of the Central Image System before full implementation, if the option to purchase the System from the Contractor is included in the final contract.

Viisage Technology meets this requirement. Viisage will provide the hardware and
-----------------------------------------
software necessary to capture, store, upload, and retrieve images via the ISOS Communications Network. Viisage will locate the Central Image System at ISS to be operated by 1505 personnel and train ISOS personnel on the operation of the Central Image System before full implementation. Viisage understands that the State may exercise the option to purchase the System in the final contract.


               Provide for the Image Workstation, when logging-on to the network, to query and download, if necessary, from the Central Image System, the latest version of Image Workstation software.

Viisage Technology meets this requirement. software upgrade process whereby the
-----------------------------------------
Image network, to query and download, if necessary, latest version of Image Workstation software.

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When a new version of DDL Workstation software is released it will be placed on the Central Image Server. The CIS during the nightly mining process (batch upload of images) will send a message to the Workstation that a new version of software is available. The new version will then be automatically downloaded to the workstation. When the operator logs on the next day the operator will receive a message that a new version of software is available. The operator will then need to shut down the application and reboot the system or some other simple instruction will follow so that specific files or exectables/DLL's1s can automatically be changed.

               Include, as an option for future implementation, a Central Issuance Production System for DL/IDs that are the same in construction and appearance to those issued in a facility, using stored images.

Viisage Technology meets this requirement. Viisage has included, as an option
-----------------------------------------
for future implementation1 a Central Issuance Production System for DL/IDs that are the same in construction and appearance to those issued in a facility, using stored images.


               Be able to transmit images and data over TCP/IP and X.25 networks.

Viisage Technology meets this requirement. Viisage's system will be able to
-----------------------------------------
transmit images and data over TCP/IP and X.25 networks. Each Viisage workstation will have an IP address and the Central Image Server will maintain a table of all Workstations along with their IP addresses. This will be used to upload image and other data during the nightly batch process as well as downloading image data for retrieval requests.


               Complete a site survey of all facilities, with ISOS personnel, to determine equipment needs, physical plant upgrades, and other needs for Image Workstation installation and system implementation.

Viisage Technology meets this requirement. Immediately after signing the
-----------------------------------------
contract Viisage will assemble the Illinois project team which comprises of the Installation Manager. The Installation Manager will conduct a complete site survey of all facilities) with ISOS personnel, to determine equipment needs, physical plant upgrades, and other needs for Image Workstation installation and system implementation. A report and plan is prepared based upon this study. A preliminary plan is enclosed with this proposal.


               Train all required ISOS personnel on the operation of the Image Workstations and provide current documentation.

Viisage Technology meets this requirement. Viisage has developed a preliminary
-----------------------------------------
training plan and will train all required ISOS personnel on the operation of the Image Workstations and provide current documentation which includes the Workstation Manual.

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               Perform preventive maintenance, as agreeable to ISOS, and repair or replace Image Workstations.

Viisage Technology meets this requirement. Viisage will perform preventive
-----------------------------------------
maintenance, as agreeable to ISOS, and repair or replace Image Workstations. Viisage has described its maintenance plan in this proposal.

               Maintain Central Image System hardware and software during the term of the contract, included in the cost per issuance or if the option to purchase the system from the Contractor is included in the final contract.

Viisage Technology meets this requirement. Viisage will maintain Central Image
-----------------------------------------
System hardware and software during the term of the contract, included in the cost per issuance or if the option to purchase the system from the Contractor is included in the final contract.


               Maintain Central Issuance System if it is leased during the term of the contract.

Viisage Technology meets this requirement. Viisage will maintain Central
-----------------------------------------
Issuance System if it is leased during the term of the contract as described in the Cost Proposal.


               Provide camera-ready artwork for ISOS to design a four color, two-sided 8 1/2" X 11" trifold brochure on the features of the new DL/ID card. Produce 750,000 copies of the brochure for ISOS.

Viisage Technology meets this requirement. Viisage will provide camera-ready
-----------------------------------------
artwork for ISOS to design a four color, two-sided 8 1/2" X 11,, trifold brochure on the features of the new DL/ID card. Viisage will produce 750,000 copies of the brochure for ISOS.


               Work with ISOS in designing a variety of DL/ID card formats.

Viisage Technology meets this requirement. Viisage will work with ISOS in
-----------------------------------------
designing a variety of DL/ID card formats.

               Provide ISOS with the capability of independently adding and deleting DL/ID card formats.

Viisage Technology meets this requirement. Viisage will provide ISOS with the
-----------------------------------------
capability of independently adding and deleting DL/ID card formats. Viisage has developed template files which are in ASCII format. These files can be modified to add ore delete DL/ID formats. Viisage assumes that data for new DL/ID cards to be provided by ISOS system in the similar manner as other DL/ID card data is provided.

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      12.00    DEMONSTRATION OF IMAGE WORKSTATION AND DL/ID CARD PRODUCTION
               SPECIFICATIONS

                    Qualified Bidders will be required to demonstrate their Image Workstation and produce DL/ID cards.

                    They will be required to demonstrate their proposed Image Workstation in a date and location to be coordinated by ISOS.

                    The demonstration will be representative of the Bidder's proposed Image Workstation and shall consist of but not be limited to the following:

Viisage Technology meets these requirements:
-------------------------------------------
             . Examination of internal and external features of the equipment and ease of using equipment;

Viisage will show the internal and external features of the equipment and its ease of use which allows creation of a DL/ID card in just a few key strokes.

             . Actual demonstration of materials to produce a finished DL/ID card;

Viisage will show the materials to produce finished DL/ID cards and use them to make cards.

             . Actual demonstrations of the operations to produce a finished
               DL/ID card;

The demonstration will include actual operation of the system and finished DL/ID cards will be made by capturing live images of ISOS personnel attending the demonstration.

             . Demonstration of unique back printing of DL/ID card;

The front and back of the DL/ID card will be printed. This will include the unique back printing features that the State requires.

             . Legibility and quality of the finished laminated or coated DL/ID card;

ISOS will be able to review the quality of the finished laminate on the DL/ID card and Viisage expects that it will meet the State requirements.

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             . System start-up time to be ready to produce a finished DL/ID including establishment of communications between the Image Workstation and the Bidder's remote location. (The remote location is to be located anywhere outside the ISOS Headquarters and to be connected via established telecommunications lines.) Time to close down and secure system;


Viisage's system will be ready to produce a finished DL/ID in the time frame proposed in the response. This includes system start-up/boot time of five (5) minutes. Since the actual system will be installed on the State LAN/WAN the time to establish communications between the Image Workstation and Viisage1s remote image server location will be via 28.8 or 33.6 bps modem and telephone lines. Viisage does not have control over this environment and time measurement will not be representative to real operations. However, Viisage feels that in this regard the State is testing the remote capability and not remote timing and Viisage will meet this requirement. Viisage has assumed that if the demonstration takes place at a State/ISOS location two telecommunication lines (one data and phone) will be provided.

Time to close down and secure system will be demonstrated and will be about five
(5) minutes.


             . Image Workstation, DL/ID card, laminate or coating, and security features;

Viisage will show the Image Workstation, DL/ID card3 hologram laminate and ghost image printed on the card.


             . Image compression, storage, inquiry and retrieval of Image Files;

Viisage will show the JPEG image file sizes, storage on Image Workstation, inquiry and retrieval of images captured during demonstration.


             . Quality of displayed and of printed color picture image of applicant, for DL/ID card duplicate issuance, retrieved from Image File and decompressed;

Viisage will demonstrate the quality of displayed and of printed color picture image of applicant, for DL/ID card duplicate issuance, retrieved from Image File and decompressed.


             . Quality and legibility of applicant signature image retrieved from Image File and decompressed;

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State of Illinois             Digital Driver Licensing System                200
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                           Viisage Technology, Inc.
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Viisage will demonstrate the quality and legibility of applicant signature image retrieved from Image File and decompressed.


             . Transmittal, inquiry, retrieval, and black and white and color printing of captured images between the Image Workstation and the Bidder's remote location. (The remote location is to be located anywhere outside the ISOS Headquarters and to be connected via established telecommunications lines.) The Bidder will supply the laser printer(s) for demonstration purposes;

Viisage will demonstrate the storage at remote site (by observing data transfer at modem or other means) inquiry, retrieval, and black and white and color printing of captured images between the Image Workstation and Viisage's remote location. Viisage will supply the black & white laser printer and 300 dpi color printer for demonstration purposes.


             . Printing the encrypted 2-D barcode and reading the encrypted 2-D barcode;

The DL/ID card will contain an encrypted 2-D barcode. Viisage will bring a barcode reader and read the barcode of cards printed.


             . Any other demonstration deemed necessary by ISOS.

Viisage will support other demonstration items that ISOS deems necessary. Viisage will work with ISOS to develop and agree on a demonstration plan in advance of the actual demonstration.

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State of Illinois             Digital Driver Licensing System                201
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